UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21779

JOHN HANCOCK FUNDS II

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(Exact name of registrant as specified in charter)

601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Address of principal executive offices) (Zip code)

SALVATORE SCHIAVONE, 601 CONGRESS STREET, BOSTON, MA 02210-2805

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(Name and address of agent for service)

Registrant's telephone number, including area code: (617) 663-4497

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Date of fiscal year end: 7/31

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Date of reporting period: 7/31/16

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ITEM 1. REPORTS TO STOCKHOLDERS.

The Registrant prepared eight annual reports to shareholders for the year ended July 31, 2016 for series of John Hancock Funds II with July 31 fiscal year end. The first report applies to the Technical Opportunities Fund, the second report applies to the Global Income Fund, the third report applies to Short Duration Credit Opportunities Fund, the fourth report applies to Absolute Return Currency Fund, the fifth report applies to the Fundamental All Cap Core Fund, the sixth report applies to the Fundamental Large Cap Value Fund, the seventh report applies to the Diversified Strategies Fund and the eighth report applies to the Global Absolute Return Strategy Fund.

John Hancock

Technical Opportunities Fund

Annual report 7/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile stretch for equity investors. Major U.S. equity indexes endured two corrections—declines of 10% or more—during the past year, but recovered quickly both times. The rally that began in 2009 has remained intact, and the S&P 500 Index and Dow Jones Industrial Average both went on to hit new all-time highs in July. One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. The U.K.'s vote in late June to leave the European Union (Brexit) has added uncertainty to the outlook for the global economy, and it remains to be seen whether other countries seek to follow suit. Our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity, which should help support markets.

As this dynamic plays out, it is prudent to expect continued market volatility. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States. It is not possible to invest directly in an index. Diversification does not guarantee a profit or eliminate the risk of a loss.

This commentary reflects the CEO's views as of July 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Technical Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
18	Financial statements
21	Financial highlights
25	Notes to financial statements
34	Auditor's report
35	Tax information
36	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16 (%)

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The MSCI All Country World Index closed the period virtually unchanged

The fund's benchmark finished with a return of 0.13%, obscuring the significant volatility and major trend changes that occurred during the course of the year.

The fund underperformed its benchmark

The fund finished significantly short of the index due to the combined impact of individual stock selection and its relatively high cash position during a period in which the market was rising.

Healthcare was the largest detractor

Positions in certain pharmaceutical and biotechnology stocks had the largest adverse impact on performance.

SECTOR COMPOSITION AS OF 7/31/16 (%)

A note about risks

A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, including emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Frequent trading may increase fund transaction costs. The fund may invest in initial public offerings, which are frequently volatile in price. The fund can invest up to 100% of its assets in cash, which may cause the fund to not meet its investment objective. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Frank L. Teixeira, CMT, CFA, Wellington Management Company LLP

Frank L. Teixeira, CMT, CFA
Portfolio Manager
Wellington Management Company LLP

Can you describe the market environment of the 12 months ended July 31, 2016?

The global equity markets finished the period almost unchanged, as gauged by the 0.13% return of the fund's benchmark, the MSCI All Country World Index. Although this final number would appear to indicate quiet conditions, the past year was in fact characterized by significant shifts in the market's underlying performance trends.

Through the first half of the period, equities generally delivered poor returns due to a broad range of investor concerns. Slowing growth in China, plunging commodity prices, and the potential for the U.S. Federal Reserve (Fed) to raise interest rates multiple times in 2016 put meaningful pressure on stock prices through the fourth calendar quarter of 2015 and the first six weeks of this year.

This backdrop changed significantly midway through the first quarter of 2016 when aggressive actions by the world's central banks touched off a recovery in global equities. The European Central Bank and the Bank of Japan both cut short-term interest rates below zero, while the Fed indicated that it would maintain its gradual approach to raising rates. The markets turned slightly higher on the news, which enabled the benchmark to close the period just short of the break-even mark.

Why did the fund underperform?

Two factors caused the fund to lag its benchmark. First, we made a substantial increase to the fund's cash weighting early in 2016; our bottom-up process—rather than top-down analysis—led us to adopt this defensive posture. Our approach relies on three technical disciplines: trend following, relative strength, and risk management. When technical conditions weaken, particularly at the individual stock level, our process requires that we exercise more vigilance on the side of risk management. As such, the weakness during the beginning of the year—coupled with significant trend damage at the stock level—guided our discipline of risk management to the forefront. We

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       4

"We... increased the cash position above 50% midway through the first calendar quarter, a move that prevented the fund from fully participating in the market's subsequent recovery."
therefore increased cash and short-term assets above 50% midway through the first calendar quarter, a move that prevented the fund from fully participating in the market's subsequent recovery.

Second, the fund was hurt by our weak stock selection in the healthcare, information technology, and consumer discretionary sectors. These factors were partially offset by positive selection in financials.

Healthcare was the most challenging area for the fund during the past year, as it held positions in a number of pharmaceutical and biotechnology stocks that performed well early in the period but lagged significantly in the January sell-off. Both industries were hurt by concerns of a potential increase in U.S. government scrutiny regarding both drug pricing practices and tax inversion transactions (through which domestic companies convert their domiciles to lower-tax countries overseas). Among individual stocks, the leading detractors were the fund's investments in Tetraphase Pharmaceuticals, Inc., Alkermes PLC, Jazz Pharmaceuticals PLC, and Illumina, Inc. On the positive side, positions in Ono Pharmaceutical Company, Ltd. and Dyax Corp. made strong contributions in healthcare. With the exception of Ono, all of these positions were sold prior to the end of the period.

TOP 10 HOLDINGS AS OF 7/31/16 (%)

Coherent, Inc.	1.8
Universal Display Corp.	1.6
Panera Bread Company, Class A	1.6
Bristol-Myers Squibb Company	1.3
Las Vegas Sands Corp.	1.3
Wayfair, Inc., Class A	1.2
Amphenol Corp., Class A	1.2
AK Steel Holding Corp.	1.1
Automatic Data Processing, Inc.	1.1
Paychex, Inc.	1.1
TOTAL	13.3
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       5

" In technology, the fund was hurt by holdings in a number of small to midsize companies that generally underperformed the large-cap stocks in the sector."

In technology, the fund was hurt by holdings in a number of small to midsize companies that generally underperformed the large-cap stocks in the sector. Most notably, positions in HubSpot, Inc. and ServiceNow, Inc.—which specialize in marketing software and cloud computing, respectively—were among the largest detractors. We have since sold ServiceNow from the fund. Although the fund's overall positioning in technology took away from performance, two holdings in the sector—Facebook, Inc. and Activision Blizzard, Inc.—finished the year among the fund's top individual contributors.

The shortfall in the consumer discretionary sector stemmed primarily from positions in Amazon.com, Inc., Expedia, Inc., and Netflix, Inc. All three were hit very hard in the rotation out of growth stocks that occurred in the middle part of the period, pressuring the fund's results. Netflix has since been sold from the portfolio.

Financials proved to be an area of strength, as the fund's holdings gained ground even as the broader sector posted a large decline. Positions in Partners Group Holding AG and NASDAQ, Inc., as well as the fund's minimal exposure to the underperforming banking and insurance industries, were the leading factors aiding its results in this area. The position in NASDAQ is no longer held in the portfolio.

COUNTRY COMPOSITION AS OF 7/31/16 (%)

United States	78.5
Japan	4.0
China	3.3
United Kingdom	2.9
Israel	1.8
Denmark	1.8
Canada	1.4
Switzerland	1.4
Singapore	1.0
Other countries	3.9
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       6

How would you characterize the fund's positioning at period end?

When cash levels are elevated, we actively look for areas to deploy capital if technical conditions improve on an absolute and relative basis and market leadership is established. This was the case in July, as we saw trends develop in a number of industries and initiated positions accordingly. Some of our notable additions occurred in the hardware and equipment, semiconductor, and software industries in the technology sector, as well as in the capital goods and transportation groups within industrials. We also added some new holdings in the biopharmaceutical industry after steadily decreasing the fund's weighting in this area through the majority of the period. Most of the newly added companies were U.S. based, as we still favor the United States relative to the rest of the world. The net result of this move was a significant reduction in the fund's position in cash and short-term investments to about 13% of net assets as of July 31, 2016.

MANAGED BY

Frank L. Teixeira, CMT, CFA On the fund since 2009 Investing since 1989

The views expressed in this report are exclusively those of Frank L. Teixeira, CMT, CFA, Wellington Management Company LLP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	-22.83	5.49	5.76	30.63	47.99
Class C2	-20.04	5.86	5.84	32.96	48.76
Class I3	-18.49	6.92	6.90	39.72	59.56
Class NAV[3]	-18.38	7.11	7.08	40.98	61.42
Index†	0.13	7.20	9.45	41.58	88.00

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class C	Class I	Class NAV
Gross/Net (%)	1.63	2.34	1.32	1.21

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the MSCI All Country World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Technical Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the MSCI All Country World Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-3-09	14,876	14,876	18,800
Class I3	8-3-09	15,956	15,956	18,800
Class NAV[3]	8-3-09	16,142	16,142	18,800

The MSCI All Country World Index (gross of foreign withholding tax on dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 8-3-09.
2	Class C shares were first offered on 8-28-14. The returns prior to this date are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C shares.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$975.60	$8.15	1.66%
Class C	1,000.00	971.60	11.52	2.35%
Class I	1,000.00	976.30	6.68	1.36%
Class NAV	1,000.00	977.60	6.05	1.23%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	1,016.60	$8.32	1.66%
Class C	1,000.00	1,013.20	11.76	2.35%
Class I	1,000.00	1,018.10	6.82	1.36%
Class NAV	1,000.00	1,018.70	6.17	1.23%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       11

Fund's investments

As of 7-31-16
	Shares	Value
Common stocks 95.7%		$620,571,225
(Cost $584,004,576)
Consumer discretionary 18.0%		116,565,478
Automobiles 0.5%
Geely Automobile Holdings, Ltd.	5,178,785	3,415,767
Distributors 0.7%
Core-Mark Holding Company, Inc.	93,955	4,600,037
Diversified consumer services 0.4%
Kroton Educacional SA	511,316	2,277,141
Hotels, restaurants and leisure 7.4%
China Lodging Group, Ltd., ADR	82,878	3,185,002
Dave & Buster's Entertainment, Inc. (I)	66,576	2,962,632
Las Vegas Sands Corp.	160,695	8,139,202
Panera Bread Company, Class A (I)	46,943	10,295,539
Shake Shack, Inc., Class A (I)(L)	31,715	1,268,917
Texas Roadhouse, Inc.	87,368	4,125,517
The Star Entertainment Group, Ltd.	869,956	3,929,378
Wynn Macau, Ltd.	2,976,668	4,852,950
Wynn Resorts, Ltd.	43,127	4,224,285
Zoe's Kitchen, Inc. (I)(L)	137,370	4,882,130
Household durables 0.4%
Universal Electronics, Inc. (I)	29,928	2,314,632
Internet and catalog retail 3.9%
Amazon.com, Inc. (I)	5,388	4,088,468
ASOS PLC (I)	54,664	3,263,571
Expedia, Inc.	54,161	6,317,881
Shutterfly, Inc. (I)	72,996	3,882,657
Wayfair, Inc., Class A (I)(L)	179,397	7,803,770
Leisure products 0.5%
Callaway Golf Company	307,896	3,294,487
Multiline retail 1.6%
Big Lots, Inc.	78,306	4,164,313
Dollar General Corp.	34,411	3,260,098
Dollar Tree, Inc. (I)	33,946	3,268,660
Specialty retail 2.6%
Advance Auto Parts, Inc.	37,814	6,423,086
AutoZone, Inc. (I)	6,350	5,168,710
O'Reilly Automotive, Inc. (I)	17,743	5,156,648

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       12

	Shares	Value
Consumer staples 4.2%		$27,235,545
Food and staples retailing 1.1%
Costco Wholesale Corp.	21,695	3,627,838
Sundrug Company, Ltd.	37,068	3,215,521
Food products 1.3%
General Mills, Inc.	63,372	4,555,813
TreeHouse Foods, Inc. (I)	40,659	4,195,602
Household products 1.1%
Central Garden & Pet Company (I)	80,002	1,940,849
The Clorox Company	39,197	5,137,551
Tobacco 0.7%
Altria Group, Inc.	67,391	4,562,371
Financials 3.4%		22,123,449
Banks 0.6%
Grupo Financiero Banorte SAB de CV, Series O	710,564	3,891,996
Capital markets 0.5%
Partners Group Holding AG	7,705	3,523,998
Real estate investment trusts 2.3%
American Tower Corp.	33,099	3,831,871
Equinix, Inc.	11,728	4,373,019
Federal Realty Investment Trust	38,318	6,502,565
Health care 14.7%		95,657,234
Biotechnology 6.1%
Actelion, Ltd. (I)	12,293	2,177,480
Alder Biopharmaceuticals, Inc. (I)	102,208	3,280,877
Biogen, Inc. (I)	11,171	3,238,808
BioMarin Pharmaceutical, Inc. (I)	32,559	3,237,016
Celgene Corp. (I)	28,864	3,238,252
Exelixis, Inc. (I)	355,648	3,264,849
Genmab A/S (I)	26,661	4,833,875
Incyte Corp. (I)	36,320	3,276,427
Ligand Pharmaceuticals, Inc. (I)(L)	24,344	3,283,519
Spark Therapeutics, Inc. (I)	56,360	3,265,498
TESARO, Inc. (I)	69,486	6,478,875
Health care equipment and supplies 2.2%
Anika Therapeutics, Inc. (I)	49,179	2,455,016
Edwards Lifesciences Corp. (I)	45,876	5,253,720
Intuitive Surgical, Inc. (I)	9,795	6,814,969
Health care providers and services 0.3%
Surgical Care Affiliates, Inc. (I)	37,934	1,972,947
Life sciences tools and services 1.6%
Charles River Laboratories International, Inc. (I)	44,355	3,900,135

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       13

	Shares	Value
Health care (continued)
Life sciences tools and services (continued)
Gerresheimer AG	34,894	$2,995,776
Lonza Group AG (I)	17,624	3,318,957
Pharmaceuticals 4.5%
Bristol-Myers Squibb Company	115,361	8,630,156
H Lundbeck A/S (I)	79,705	3,239,975
Ono Pharmaceutical Company, Ltd.	160,240	5,763,490
Otsuka Holdings Company, Ltd.	141,701	6,736,456
Shionogi & Company, Ltd.	96,402	5,000,161
Industrials 13.6%		88,290,305
Aerospace and defense 1.2%
BAE Systems PLC	638,638	4,509,154
HEICO Corp.	47,857	3,326,540
Air freight and logistics 0.6%
XPO Logistics, Inc. (I)	130,995	3,880,072
Construction and engineering 1.8%
EMCOR Group, Inc.	93,914	5,231,010
Granite Construction, Inc.	64,538	3,212,702
Taisei Corp.	389,521	3,503,062
Electrical equipment 1.0%
Acuity Brands, Inc.	16,844	4,420,371
AZZ, Inc.	36,262	2,251,145
Machinery 3.7%
Cummins, Inc.	31,744	3,897,211
Daifuku Company, Ltd.	78,900	1,679,530
Franklin Electric Company, Inc.	31,862	1,233,697
IDEX Corp.	58,717	5,272,199
Nordson Corp.	72,743	6,422,479
Oshkosh Corp.	98,938	5,450,494
Professional services 0.5%
IHS Markit, Ltd. (I)	89,671	3,115,171
Road and rail 4.5%
CSX Corp.	135,144	3,828,630
DSV A/S	80,934	3,603,869
Genesee & Wyoming, Inc., Class A (I)	79,566	5,151,899
Kansas City Southern	45,981	4,419,234
Knight Transportation, Inc.	151,630	4,523,123
Norfolk Southern Corp.	49,091	4,407,390
Swift Transportation Company (I)	154,700	2,977,975
Trading companies and distributors 0.3%
Watsco, Inc.	13,700	1,973,348

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       14

	Shares	Value
Information technology 34.2%		$221,595,138
Communications equipment 1.0%
Lumentum Holdings, Inc. (I)	55,428	1,676,697
Ubiquiti Networks, Inc. (I)(L)	107,546	4,809,457
Electronic equipment, instruments and components 7.8%
AAC Technologies Holdings, Inc.	455,106	4,254,120
Amphenol Corp., Class A	130,423	7,762,777
Cognex Corp.	115,229	5,204,894
Coherent, Inc. (I)	109,215	11,582,251
Dolby Laboratories, Inc., Class A	90,214	4,538,666
Fabrinet (I)	40,752	1,538,796
Orbotech, Ltd. (I)	192,672	5,496,932
Universal Display Corp. (I)	145,717	10,322,592
Internet software and services 5.2%
Alibaba Group Holding, Ltd., ADR (I)	68,791	5,673,882
Alphabet, Inc., Class A (I)	4,558	3,606,928
CoStar Group, Inc. (I)	20,525	4,267,148
Facebook, Inc., Class A (I)	50,944	6,313,999
Match Group, Inc. (I)(L)	349,130	5,498,798
NetEase, Inc., ADR	24,055	4,913,715
Zillow Group, Inc., Class C (I)(L)	84,144	3,302,652
IT services 3.1%
Automatic Data Processing, Inc.	79,396	7,062,274
ExlService Holdings, Inc. (I)	76,725	3,798,655
Paychex, Inc.	115,711	6,859,348
Paysafe Group PLC (I)	400,257	2,042,474
Semiconductors and semiconductor equipment 5.2%
Broadcom, Ltd.	39,437	6,388,005
Cabot Microelectronics Corp.	14,000	736,680
Inphi Corp. (I)	81,635	2,871,919
Intersil Corp., Class A	215,846	3,298,127
Lam Research Corp. (L)	57,159	5,131,163
MaxLinear, Inc., Class A (I)	74,840	1,632,260
Microchip Technology, Inc.	86,377	4,806,016
Micron Technology, Inc. (I)	314,839	4,325,888
MKS Instruments, Inc.	2,700	123,336
Monolithic Power Systems, Inc.	61,233	4,452,864
Software 11.9%
Activision Blizzard, Inc.	83,781	3,364,645
Adobe Systems, Inc. (I)	33,458	3,274,200
BroadSoft, Inc. (I)	96,302	4,317,219
Callidus Software, Inc. (I)	157,334	3,230,067
Citrix Systems, Inc. (I)	50,802	4,527,982
Electronic Arts, Inc. (I)	59,313	4,526,768

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       15

		Shares	Value
Information technology (continued)
Software (continued)
	Ellie Mae, Inc. (I)	65,485	$6,031,823
	Fair Isaac Corp.	29,743	3,766,654
	Gigamon, Inc. (I)	61,359	2,866,692
	Guidewire Software, Inc. (I)	88,334	5,429,891
	HubSpot, Inc. (I)	108,809	5,939,883
	Microsoft Corp.	37,591	2,130,658
	Mobileye NV (I)(L)	130,081	6,232,181
	RealPage, Inc. (I)	103,162	2,594,524
	salesforce.com, Inc. (I)	78,207	6,397,333
	Take-Two Interactive Software, Inc. (I)	78,702	3,162,246
	The Sage Group PLC	387,540	3,654,270
	Workday, Inc., Class A (I)	40,280	3,356,935
	Zendesk, Inc. (I)	82,601	2,497,854
Materials 6.9%			44,490,271
Construction materials 1.8%
	Eagle Materials, Inc.	61,373	5,152,263
	Martin Marietta Materials, Inc.	32,313	6,548,229
Containers and packaging 0.6%
	RPC Group PLC	347,394	3,964,061
Metals and mining 4.5%
	Agnico Eagle Mines, Ltd.	80,886	4,702,712
	AK Steel Holding Corp. (I)	1,094,292	7,178,556
	Franco-Nevada Corp.	59,507	4,583,824
	Freeport-McMoRan, Inc.	350,383	4,540,964
	Randgold Resources, Ltd., ADR (L)	33,016	3,883,012
	United States Steel Corp.	143,203	3,936,650
Telecommunication services 0.7%			4,613,805
Diversified telecommunication services 0.7%
	AT&T, Inc.	106,579	4,613,805
	Yield (%)	Shares	Value
Securities lending collateral 4.6%			$29,789,724
(Cost $29,790,733)
John Hancock Collateral Trust (W)	0.5800(Y)	2,977,186	29,789,724

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       16

	Par value^	Value
Short-term investments 12.6%		$81,600,000
(Cost $81,600,000)
Repurchase agreement 12.6%		81,600,000
Bank of America Tri-Party Repurchase Agreement dated 7-29-16 at 0.350% to be repurchased at $10,500,306 on 8-1-16, collateralized by $10,018,137 Government National Mortgage Association, 4.000% due 11-20-45 (valued at $10,710,001, including interest)	10,500,000	10,500,000
Barclays Capital Tri-Party Repurchase Agreement dated 7-29-16 at 0.320% to be repurchased at $32,500,867 on 8-1-16, collateralized by $32,685,800 U.S. Treasury Notes, 1.000%-1.625% due 12-31-18 to 12-31-19 (valued at $33,150,021, including interest)	32,500,000	32,500,000
BNP Paribas Tri-Party Repurchase Agreement dated 7-29-16 at 0.350% to be repurchased at $38,601,126 on 8-1-16, collateralized by $37,926,532 Federal National Mortgage Association, 2.164%-2.662% due 8-1-42 to 7-1-45 (valued at $39,372,000, including interest)	38,600,000	38,600,000
Total investments (Cost $695,395,309)† 112.9%		$731,960,949
Other assets and liabilities, net (12.9%)		($83,436,932)
Total net assets 100.0%		$648,524,017

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
(L)	A portion of this security is on loan as of 7-31-16.
(W)	Investment is an affiliate of the fund, the advisor and/or subadvisor. This security represents the investment of cash collateral received for securities lending.
(Y)	The rate shown is the annualized seven-day yield as of 7-31-16.
†	At 7-31-16, the aggregate cost of investment securities for federal income tax purposes was $698,500,749. Net unrealized appreciation aggregated to $33,460,200, of which $36,941,071 related to appreciated investment securities and $3,480,871 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       17

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-16

Assets
Unaffiliated investments, at value (Cost $584,004,576) including $29,369,848 of securities loaned	$620,571,225
Affiliated investments, at value (Cost $29,790,733)	29,789,724
Repurchase agreements, at value (Cost $81,600,000)	81,600,000
Total investments, at value (Cost $695,395,309)	731,960,949
Cash	3,271,564
Foreign currency, at value (Cost $67)	68
Receivable for investments sold	74,231,608
Receivable for fund shares sold	48,176
Dividends and interest receivable	567,788
Receivable for securities lending income	59,478
Other receivables and prepaid expenses	32,885
Total assets	810,172,516
Liabilities
Payable for investments purchased	131,488,900
Payable for fund shares repurchased	204,646
Payable upon return of securities loaned	29,842,890
Payable to affiliates
Accounting and legal services fees	10,423
Transfer agent fees	5,768
Trustees' fees	436
Other liabilities and accrued expenses	95,436
Total liabilities	161,648,499
Net assets	$648,524,017
Net assets consist of
Paid-in capital	$647,711,217
Accumulated net investment loss	(3,047,808)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(32,692,484)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	36,553,092
Net assets	$648,524,017

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($40,141,946 ÷ 3,866,353 shares)[1]	$10.38
Class C ($2,828,850 ÷ 266,253 shares)[1]	$10.62
Class I ($11,933,780 ÷ 1,113,184 shares)	$10.72
Class NAV ($593,619,441 ÷ 54,497,778 shares)	$10.89
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.93

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       18

STATEMENT OF OPERATIONS  For the year ended 7-31-16

Investment income
Dividends	$5,144,072
Interest	519,318
Securities lending	273,307
Less foreign taxes withheld	(145,528)
Total investment income	5,791,169
Expenses
Investment management fees	8,307,933
Distribution and service fees	187,933
Accounting and legal services fees	86,175
Transfer agent fees	96,551
Trustees' fees	12,767
State registration fees	65,682
Printing and postage	26,756
Professional fees	89,640
Custodian fees	120,800
Registration and filing fees	24,186
Other	21,470
Total expenses	9,039,893
Less expense reductions	(52,594)
Net expenses	8,987,299
Net investment loss	(3,196,130)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Unaffiliated investments and foreign currency transactions	(27,132,189)
Affiliated investments	(333)
(27,132,522)
Change in net unrealized appreciation (depreciation) of
Unaffiliated investments and translation of assets and liabilities in foreign currencies	(125,064,842)
Affiliated investments	(1,261)
(125,066,103)
Net realized and unrealized loss	(152,198,625)
Decrease in net assets from operations	($155,394,755)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       19

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-16	Year ended 7-31-15
Increase (decrease) in net assets
From operations
Net investment loss	($3,196,130)	($5,518,116)
Net realized gain (loss)	(27,132,522)	90,774,253
Change in net unrealized appreciation (depreciation)	(125,066,103)	92,347,365
Increase (decrease) in net assets resulting from operations	(155,394,755)	177,603,502
Distributions to shareholders
From net realized gain
Class A	(7,236,588)	(7,064,030)
Class C	(411,214)	(17,531)
Class I	(2,737,264)	(4,070,058)
Class NAV	(77,283,763)	(106,392,068)
Total distributions	(87,668,829)	(117,543,687)
From fund share transactions	21,890,142	(62,339,874)
Total decrease	(221,173,442)	(2,280,059)
Net assets
Beginning of year	869,697,459	871,977,518
End of year	$648,524,017	$869,697,459
Accumulated net investment loss	($3,047,808)	($7,496)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       20

Financial highlights

Class A Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$14.47	$13.76	$13.15	$9.65	$11.33
Net investment loss[1]	(0.10)	(0.14)	(0.14)	(0.08)	(0.10)
Net realized and unrealized gain (loss) on investments	(2.42)	2.81	2.09	3.58	(1.17)
Total from investment operations	(2.52)	2.67	1.95	3.50	(1.27)
Less distributions
From net realized gain	(1.57)	(1.96)	(1.34)	—	(0.41)
Net asset value, end of period	$10.38	$14.47	$13.76	$13.15	$9.65
Total return (%)[2,3]	(18.77)	21.46	14.86	36.27	(10.93)
Ratios and supplemental data
Net assets, end of period (in millions)	$40	$66	$59	$45	$51
Ratios (as a percentage of average net assets):
Expenses before reductions	1.66	1.67	1.72	1.78	1.88
Expenses including reductions	1.65	1.65	1.71	1.78	1.88
Net investment loss	(0.84)	(1.05)	(1.03)	(0.69)	(1.04)
Portfolio turnover (%)	349	228	306	391	507

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       21

Class C Shares Period ended	7-31-16	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$14.86	$14.94
Net investment loss[2]	(0.18)	(0.27)
Net realized and unrealized gain (loss) on investments	(2.49)	2.15
Total from investment operations	(2.67)	1.88
Less distributions
From net realized gain	(1.57)	(1.96)
Net asset value, end of period	$10.62	$14.86
Total return (%)[3,4]	(19.32)	14.41	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$2
Ratios (as a percentage of average net assets):
Expenses before reductions	2.36	3.39	[6]
Expenses including reductions	2.35	2.50	[6]
Net investment loss	(1.51)	(2.06	) [6]
Portfolio turnover (%)	349	228	[7]

1	The inception date for Class C shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       22

Class I Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$14.84	$14.03	$13.35	$9.77	$11.42
Net investment loss[1]	(0.07)	(0.10)	(0.11)	(0.04)	(0.07)
Net realized and unrealized gain (loss) on investments	(2.48)	2.87	2.13	3.62	(1.17)
Total from investment operations	(2.55)	2.77	2.02	3.58	(1.24)
Less distributions
From net realized gain	(1.57)	(1.96)	(1.34)	—	(0.41)
Net asset value, end of period	$10.72	$14.84	$14.03	$13.35	$9.77
Total return (%)[2]	(18.49)	21.79	15.17	36.64	(10.57)
Ratios and supplemental data
Net assets, end of period (in millions)	$12	$44	$30	$18	$17
Ratios (as a percentage of average net assets):
Expenses before reductions	1.34	1.35	1.44	1.48	1.55
Expenses including reductions	1.34	1.34	1.43	1.47	1.51
Net investment loss	(0.54)	(0.74)	(0.75)	(0.39)	(0.69)
Portfolio turnover (%)	349	228	306	391	507

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       23

Class NAV Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$15.03	$14.16	$13.44	$9.81	$11.45
Net investment loss[1]	(0.05)	(0.08)	(0.08)	(0.02)	(0.04)
Net realized and unrealized gain (loss) on investments	(2.52)	2.91	2.14	3.65	(1.19)
Total from investment operations	(2.57)	2.83	2.06	3.63	(1.23)
Less distributions
From net realized gain	(1.57)	(1.96)	(1.34)	—	(0.41)
Net asset value, end of period	$10.89	$15.03	$14.16	$13.44	$9.81
Total return (%)[2]	(18.38)	22.02	15.38	37.00	(10.45)
Ratios and supplemental data
Net assets, end of period (in millions)	$594	$758	$783	$606	$433
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	1.21	1.22	1.24	1.32
Expenses including reductions	1.22	1.20	1.21	1.23	1.32
Net investment loss	(0.41)	(0.59)	(0.54)	(0.16)	(0.46)
Portfolio turnover (%)	349	228	306	391	507

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       24

Notes to financial statements

Note 1 — Organization

John Hancock Technical Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds, including John Hancock Collateral Trust (JHCT), are valued at their respective net asset values each business day. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       25

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2016, by major security category or type:

	Total value at 7-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$116,565,478	$101,103,812	$15,461,666	—
Consumer staples	27,235,545	24,020,024	3,215,521	—
Financials	22,123,449	18,599,451	3,523,998	—
Health care	95,657,234	61,591,064	34,066,170	—
Industrials	88,290,305	74,994,690	13,295,615	—
Information technology	221,595,138	211,644,274	9,950,864	—
Materials	44,490,271	40,526,210	3,964,061	—
Telecommunication services	4,613,805	4,613,805	—	—
Securities lending collateral	29,789,724	29,789,724	—	—
Short-term investments	81,600,000	—	81,600,000	—
Total investments in securities	$731,960,949	$566,883,054	$165,077,895	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Interest income is accrued as earned. Interest income includes coupon

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       26

interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Securities lending. The fund may lend its securities to earn additional income. The fund receives cash collateral from the borrower in an amount not less than the market value of the loaned securities. The fund will invest its collateral in JHCT, an affiliate of the fund, which has a floating NAV and is registered with the SEC as an investment company. JHCT invests cash received as collateral as part of the securities lending program in short-term money market investments. The fund will receive the benefit of any gains and bear any losses generated by JHCT with respect to the cash collateral.

The fund has the right to recall loaned securities on demand. If a borrower fails to return loaned securities when due, then the lending agent is responsible and indemnifies the fund for the lent securities. The lending agent uses the collateral received from the borrower to purchase replacement securities of the same issue, type, class and series of the loaned securities. If the value of the collateral is less than the purchase cost of replacement securities, the lending agent is responsible for satisfying the shortfall but only to the extent that the shortfall is not due to any decrease in the value of JHCT.

Although the risk of the loss of the securities lent is mitigated by receiving collateral from the borrower and through lending agent indemnification, the fund could experience a delay in recovering securities or could experience a lower than expected return if the borrower fails to return the securities on a timely basis. The fund may receive compensation for lending its securities by retaining a portion of the return on the investment of the collateral and compensation from fees earned from borrowers of the securities. Securities lending income received by the fund is net of fees retained by the securities lending agent. Net income received from JHCT is a component of securities lending income as recorded on the Statement of operations.

Obligations to repay collateral received by the fund are shown on the Statement of assets and liabilities as Payable upon return of securities loaned and are secured by the loaned securities. As of July 31, 2016, the fund loaned common stocks valued at $29,369,848 and received $29,842,890 of cash collateral.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

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Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended July 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended July 31, 2016 were $2,876.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, net capital losses of $29,587,044 that are the result of security transactions occurring after October 31, 2015, are treated as occurring on August 1, 2016, the first day of the fund's next taxable year. Qualified late year ordinary losses of $3,062,211 are treated as occurring on August 1, 2016, the first day of the fund's next taxable year.

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2016 and 2015 was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$51,689,346	$57,537,282
Long-Term Capital Gain	35,979,483	60,006,405
Total	$87,668,829	$117,543,687

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2016, the fund had no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent

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period. Book-tax differences are primarily attributable to net operating losses, foreign currency transactions, late year loss deferrals and wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging approximately up to $330.4 million, as measured at each quarter end. There were no open forward foreign currency contracts held as of July 31, 2016.

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Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2016:

Risk	Statement of operations location	Unaffiliated Investments and foreign currency transactions*
Foreign currency	Net realized gain (loss)	$2,112,558

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 1.20% of the first $250 million of the fund's average daily net assets and b) 1.15% of the fund's average daily net assets in excess of $250 million. The Advisor has a subadvisory agreement with Wellington Management Company LLP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to December 1, 2015, the Advisor contractually agreed to reduce its management fee or, if necessary, make payment to Class C shares to the extent that expenses of Class C shares exceeded 2.50% of average annual net assets in an amount equal to the amount by which expenses of the share class exceed the class expense limitation. Expenses means all fund-level and class-specific operating expenses, excluding taxes, brokerage commissions, interest expense, underlying fund expenses, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and short dividend expense.

The expense reductions described above amounted to the following for the year ended July 31, 2016:

Class	Expense reduction
Class A	$3,873
Class C	226
Class I	1,753
Class NAV	46,742
Total	$52,594

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

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The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2016 were equivalent to a net annual effective rate of 1.16% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee
Class A	0.30%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $87,742 for the year ended July 31, 2016. Of this amount, $13,986 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $71,467 was paid as sales commissions to broker-dealers and $2,289 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2016, CDSCs received by the Distributor amounted to $3,789 and $2,657 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$157,375	$66,039
Class C	30,558	3,852
Class I	—	26,660
Total	$187,933	$96,551

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Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2016 and 2015 were as follows:

		Year ended 7-31-16		Year ended 7-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,054,391	$13,370,422	1,563,779	$21,819,493
Distributions reinvested	602,249	7,154,724	552,141	6,979,063
Repurchased	(2,377,893)	(26,752,397)	(1,796,035)	(24,805,471)
Net increase (decrease)	(721,253)	($6,227,251)	319,885	$3,993,085
Class C shares[1]
Sold	239,999	$3,062,384	133,315	$1,913,897
Distributions reinvested	27,492	335,402	339	4,415
Repurchased	(126,008)	(1,407,542)	(8,884)	(124,711)
Net increase	141,483	$1,990,244	124,770	$1,793,601
Class I shares
Sold	1,099,847	$13,665,360	1,622,024	$23,236,910
Distributions reinvested	200,155	2,449,902	305,393	3,951,781
Repurchased	(3,118,125)	(38,660,587)	(1,168,738)	(16,237,349)
Net increase (decrease)	(1,818,123)	($22,545,325)	758,679	$10,951,342
Class NAV shares
Sold	1,832,023	$20,562,740	1,943,810	$28,158,805
Distributions reinvested	6,217,519	77,283,763	8,121,532	106,392,068
Repurchased	(3,969,997)	(49,174,029)	(14,911,150)	(213,628,775)
Net increase (decrease)	4,079,545	$48,672,474	(4,845,808)	($79,077,902)
Total net increase (decrease)	1,681,652	$21,890,142	(3,642,474)	($62,339,874)

1 The inception date for Class C shares is 8-28-14.

Affiliates of the fund owned 99.3% of shares of beneficial interest of Class NAV on July 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $1,930,622,321 and $1,977,700,894, respectively, for the year ended July 31, 2016.

Note 8 — Industry or sector risk

The fund generally invests a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors. Financial services companies can be hurt by economic declines, changes in interest rates regulatory and market impacts.

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Note 9 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2016, funds within the John Hancock group of funds complex held 90.6% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
John Hancock Funds II Lifestyle Growth Portfolio	41.81%
John Hancock Funds II Lifestyle Balanced Portfolio	25.97%
John Hancock Funds II Lifestyle Aggressive Portfolio	17.62%
John Hancock Funds II Alternative Asset Allocation Portfolio	5.22%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Technical Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Technical Opportunities Fund (the "Fund") at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $35,979,483 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental Large Cap Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 21-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one-, three-, and five-year periods ended December 31, 2015. The Board noted the fund's favorable performance relative to the benchmark index

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and to the peer group for the one-, three-, and five-year periods. The Board concluded that the fund's performance has generally been in line with the historical performance of comparable funds and the fund's benchmark index over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       38

(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       39

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with the historical performance of comparable funds and the fund's benchmark index over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       40

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       42

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       43

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       44

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Wellington Management Company LLP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK TECHNICAL OPPORTUNITIES FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Technical Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF309268	347A 7/16 9/16

John Hancock

Global Income Fund

Annual report 7/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile stretch for fixed-income investors. Corporate bonds, especially higher-yielding segments, sold off through February before mounting a comeback in the second half of the period. Equities generally followed suit and the rally that began in 2009 has remained intact, with the S&P 500 Index and Dow Jones Industrial Average both hitting new all-time highs in July. One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. The U.K.'s vote in late June to leave the European Union (Brexit) has added uncertainty to the outlook for the global economy, and it remains to be seen whether other countries seek to follow suit. Our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity. Against this backdrop of heightened uncertainty, yields fell dramatically as investors dialed down risk; in fact, the yield on the 10-year U.S. Treasury also set a record—an all-time low—in the same month that stocks were posting new highs.

As this dynamic plays out, it is prudent to expect continued market volatility across asset classes. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States. It is not possible to invest directly in an index. Diversification does not guarantee a profit or eliminate the risk of a loss.

This commentary reflects the CEO's views as of July 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Income Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
27	Financial statements
30	Financial highlights
33	Notes to financial statements
43	Auditor's report
44	Tax information
45	Continuation of investment advisory and subadvisory agreements
51	Trustees and Officers
55	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a high level of current income with capital appreciation as a secondary objective.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16 (%)

The Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies.

The blended index is 50% BofA Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The bond market's credit sectors produced healthy gains

Despite the poor market performance that characterized the first half of the period, high-yield and emerging-market bonds recovered to finish with positive returns. (High-yield bonds are generally fixed-income securities rated BB and below.)

The fund underperformed its benchmark

The fund's positioning in high yield, particularly in the energy sector, had an adverse impact on results.

Positioning in the emerging markets helped performance

The fund's emerging-market portfolio did particularly well due in part to its overweight positions in Argentina and Venezuela.

PORTFOLIO COMPOSITION AS OF 7/31/16 (%)

Corporate bonds	51.3
Foreign government obligations	40.1
Term loans	4.1
Common stocks	0.1
Short-term investments and other	4.4

As a percentage of net assets.

A note about risks

Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor is unable or unwilling to make principal or interest payments. Investments in higher-yielding, lower-rated securities include a higher risk of default. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Mortgage- and asset-backed securities may be sensitive to changes in interest rates, and may be subject to early repayment and the market's perception of issuer creditworthiness. Loan participations and assignments involve additional risks, including credit, interest-rate, counterparty, liquidity, and lending risk. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       3

Discussion of fund performance

From the Investment Management Team
Stone Harbor Investment Partners LP

How did high-yield and emerging-market bonds perform during the 12 months ended July 31, 2016?

These market segments generated robust total returns for the full period, which belies the high level of volatility and general downtrend that occurred from the beginning of August through the middle of February. During this time, investors displayed a heightened aversion to risk due to the prospect of slowing global growth, the sharp downturn in the prices of oil and other commodities, and concerns that the U.S. Federal Reserve (Fed) might raise interest rates several times in 2016. Both asset classes experienced substantial cash outflows as market participants sought the relative safety of government bonds, causing yield spreads to surge to multi-year highs at the mid-February trough.

At that point, the investment backdrop changed for the better in dramatic fashion. The Bank of Japan and the European Central Bank announced aggressive monetary stimulus policies—including negative short-term interest rates—and the Fed made clear its intention to maintain a lower-for-longer interest-rate policy. In addition to touching off a rally in commodities and fueling a revival in investor risk appetites, these moves led to a remarkable decline in government bond yields across the globe. Most notably, yields for government issues with maturities of 10 years and less fell below zero in Germany and Japan. This phenomenon sparked renewed investor demand for yield, leading to a significant rally in both high-yield bonds and the emerging markets. As a result, the fund's blended benchmark finished the 12-month period with a return of 6.56%, well off of its February low.

What factors had the largest impact on the fund's results?

The fund benefited from positive relative performance in its emerging-market portfolio. This was more than offset by the underperformance in high yield, however, causing the fund to lag its benchmark modestly.

Overweight positions in Venezuela and Argentina were the key factors in the fund's positive showing in the emerging markets. Venezuela's market was helped by the rebound in oil prices and the country's ability to make a series of large debt payments in October and November 2015. Argentina, for its part, was boosted by the settlement of long-standing litigation regarding a past default, which paved the way for the country's return to the capital markets. Investments in corporate bonds, most notably energy-related issues in Argentina, Colombia, and Russia, were a further plus.

On the negative side, the fund's performance in the emerging markets was hurt by a below-benchmark weighting in Ukraine, which generated one of the strongest returns in the asset class

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       4

"... our decision to maintain an underweight in the energy sector prevented us from taking full advantage of the rebound that occurred from mid-February onward."
despite its debt restructuring in 2015. We added a small position in Ukraine as the year progressed, but this shift was not sufficient to make up for the shortfall. The fund's exposure to bonds denominated in local currencies, while modest, also had an adverse impact on results during the first half of the reporting period. We subsequently pared back the allocation to reduce return volatility and increase exposure to more attractively priced, U.S. dollar-denominated sovereign debt.

The fund's positioning in the energy sector was the primary cause of the underperformance within the high-yield portfolio. Security selection was the leading factor in the shortfall in energy, particularly due to the fund's investments in the exploration and production and oil field service industries. In addition, our decision to maintain an underweight in the energy sector prevented us from taking full advantage of the rebound that occurred from mid-February onward. Outside of energy, the fund lost some ground through security selection in the utilities and textile and apparel groups, while selection in cable and media was a positive. In terms of credit quality, issue selection among bonds rated BB and CCC detracted.

We invested the fund in derivatives during the period. We used credit default swaps to increase exposure to Mexico's local rates market and employed interest-rate swaps to manage the fund's

QUALITY COMPOSITION AS OF 7/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       5

"We believe the emerging markets offer more upside potential, especially for countries with healthy fundamentals."
duration. Currency forward contracts were used for hedging purposes and the active management of the fund's currency exposure.

How was the fund positioned at the end of the period?

The fund finished July with a slightly higher weighting in the emerging markets than it had one year ago. We believe the emerging markets offer more upside potential, especially for countries with healthy fundamentals. We see a somewhat less favorable risk-and-reward proposition in high yield due to a rising ratio of credit upgrades to downgrades and the likelihood of increased defaults.

How was the fund positioned in high yield?

In a reflection of our cautious outlook, we maintained a defensive approach. Although central bank policy could continue to drive the markets higher for a time, we think this is the prudent strategy from an intermediate- and longer-term standpoint.

This approach is evident in our positioning. We maintained an overweight in industries with defensive characteristics, including cable/media, food, and building products, while holding the largest underweights in energy, finance/banking, and metals/mining.

With that said, we took advantage of the recovery in oil prices to add higher-rated energy issuers to the fund, including companies that were recently downgraded from investment grade. We also added to the metals and mining industry, again with an emphasis on higher-rated issues. We remained cautious with regard to both groups overall, however, based on our view that many of the more leveraged high-yield energy companies and weaker metals and mining issuers could remain under pressure.

TOP 10 ISSUERS AS OF 7/31/16 (%)

Government of Mexico	2.5
Republic of Argentina	2.3
Republic of Turkey	2.3
Government of Russia	2.3
Republic of Indonesia	2.1
Republic of Ukraine	1.8
Republic of Hungary	1.7
Petroleos Mexicanos	1.7
Federative Republic of Brazil	1.7
Government of Dominican Republic	1.6
TOTAL	20.0
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       6

How would you characterize your approach within the emerging markets?

Our search for relative values led to a number of notable shifts during the past year, particularly with regard to the fund's energy exposure. Yield spreads for oil-producing nations and energy-related corporate bonds surged late in 2015 and early this year, creating opportunities in countries such as the Ivory Coast, Zambia, Angola, Ghana, and Gabon, as well as in quasisovereign oil companies in Latin America. These positions rallied significantly once the market began to turn higher, bringing their bond prices more closely in line with what we saw as being their fair value. Accordingly, we sought to book profits in many of these holdings late in the period, which led to a reduction in the fund's sensitivity to energy prices. In turn, we redeployed the proceeds of these sales into lower risk issuers such as Hungary, Poland, and Ukraine. In total, these moves reflect our view that the outlook for the asset class remains favorable, just less so than it did earlier in the year.

MANAGED BY

The Global Income Fund is managed by a five person team at Stone Harbor Investment Partners LP.

COUNTRY COMPOSITION AS OF 7/31/16 (%)

United States	40.8
Mexico	4.4
Brazil	3.2
Argentina	2.6
Indonesia	2.6
Turkey	2.3
Russia	2.3
Colombia	2.0
Ukraine	1.8
Hungary	1.7
Other countries	36.3
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of the portfolio management team at Stone Harbor Investment Partners LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge		SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception[2]	5-year	Since inception[2]	as of 7-31-16	as of 7-31-16
Class A	1.95	2.97	5.15	15.74	40.36	4.53	4.41
Class I3	6.66	4.12	6.11	22.36	49.26	5.19	4.97
Class NAV[3]	6.66	4.26	6.24	23.20	50.50	5.06	5.06
Index 1†	6.56	6.66	8.39	38.05	72.14	—	—
Index 2†	8.06	6.24	8.03	35.34	68.42	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charge on Class A shares of 4%. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 4.0%, effective 2-3-14. Sales charges are not applicable to Class I and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report.

	Class A	Class I	Class NAV
Gross/Net (%)	1.25	0.94	0.83

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bank of America Merrill Lynch Global High Yield and Emerging Markets Plus Index; Index 2 is 50% Bank of America Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Income Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in a separate index and a blended index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class I3	11-2-09	14,926	14,926	17,214	16,842
Class NAV[3]	11-2-09	15,050	15,050	17,214	16,842

The values shown in the chart for Class A with maximum sales charge have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 4.0%, which became effective on 2-3-14.

The BofA Merrill Lynch Global High Yield and Emerging Markets Plus Index tracks the performance of the below and border-line investment-grade global debt markets denominated in the major developed market currencies.

The blended index is 50% BofA Merrill Lynch U.S. High Yield Master II Constrained Index and 50% JPMorgan EMBI Global Diversified Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effect of reimbursements and waivers.
2	From 11-2-09.
3	For certain types of investors as described in the fund's prospectuses.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,128.80	6.88	1.30%
Class I	1,000.00	1,131.90	5.30	1.00%
Class NAV	1,000.00	1,131.20	4.66	0.88%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.40	$6.52	1.30%
Class I	1,000.00	1,019.90	5.02	1.00%
Class NAV	1,000.00	1,020.50	4.42	0.88%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       11

Fund's investments

As of 7-31-16
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 51.3%				$206,010,198
(Cost $210,224,880)
Argentina 0.3%				1,143,510
Arcor SAIC (S)	6.000	07-06-23	160,000	167,165
Cablevision SA (S)	6.500	06-15-21	245,000	252,350
Petrobras Argentina SA (S)	7.375	07-21-23	229,000	230,145
YPF SA (S)	8.750	04-04-24	462,000	493,850
Austria 0.1%				292,040
ESAL GmbH (S)	6.250	02-05-23	298,000	292,040
Azerbaijan 0.4%				1,671,905
State Oil Company of the Azerbaijan Republic	4.750	03-13-23	1,771,000	1,671,905
Bermuda 0.1%				552,642
Weatherford International, Ltd.	7.750	06-15-21	585,000	552,642
Brazil 1.1%				4,348,495
Brazil Loan Trust 1	5.477	07-24-23	189,564	184,351
Brazil Loan Trust 1 (S)	5.477	07-24-23	1,274,453	1,188,427
Brazil Minas SPE	5.333	02-15-28	1,451,000	1,367,568
GTL Trade Finance, Inc. (S)	5.893	04-29-24	347,000	325,746
Marfrig Holdings Europe BV (S)	8.000	06-08-23	306,000	314,323
Petrobras Global Finance BV	8.375	05-23-21	303,000	320,347
Petrobras Global Finance BV	8.750	05-23-26	623,000	647,733
Canada 1.0%				4,127,775
Cascades, Inc. (S)	5.500	07-15-22	845,000	832,325
Mercer International, Inc.	7.750	12-01-22	1,055,000	1,076,100
Norbord, Inc. (S)	6.250	04-15-23	1,040,000	1,080,300
Quebecor Media, Inc.	5.750	01-15-23	1,090,000	1,139,050
Chile 1.3%				5,411,661
Banco del Estado de Chile (S)	3.875	02-08-22	164,000	175,586
Corporacion Nacional del Cobre de Chile (S)	3.000	07-17-22	2,484,000	2,505,869
Corporacion Nacional del Cobre de Chile (S)	6.150	10-24-36	255,000	310,666
Corporacion Nacional del Cobre de Chile	6.150	10-24-36	1,986,000	2,419,540
China 0.3%				1,219,486
Sinopec Group Overseas Development 2012, Ltd. (S)	4.875	05-17-42	371,000	443,014
Three Gorges Finance I Cayman Islands, Ltd. (S)	3.150	06-02-26	401,000	414,634
Three Gorges Finance I Cayman Islands, Ltd. (S)	3.700	06-10-25	334,000	361,838
Colombia 0.5%				1,952,100
Ecopetrol SA	4.125	01-16-25	1,088,000	1,008,250
Ecopetrol SA	5.375	06-26-26	84,000	82,925

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       12

	Rate (%)	Maturity date	Par value^		Value
Colombia (continued)
Ecopetrol SA	5.875	05-28-45		823,000	$727,326
Ecopetrol SA	7.375	09-18-43		133,000	133,599
Costa Rica 0.1%					506,219
Banco Nacional De Costa Rica (S)	5.875	04-25-21		485,000	506,219
Ecuador 0.3%					1,157,920
EP PetroEcuador (P)	6.270	09-24-19		1,201,474	1,157,920
France 0.6%					2,410,913
Albea Beauty Holdings SA (S)	8.375	11-01-19		1,095,000	1,152,488
SFR Group SA (S)	7.375	05-01-26		1,260,000	1,258,425
Germany 0.8%					3,048,753
CeramTec Group GmbH	8.250	08-15-21	EUR	1,275,000	1,515,003
Unitymedia Hessen GmbH & Company KG (S)	5.000	01-15-25		855,000	884,925
Unitymedia KabelBW GmbH (S)	6.125	01-15-25		615,000	648,825
Hong Kong 0.8%					3,097,056
Sinochem Overseas Capital Company, Ltd.	4.500	11-12-20		2,875,000	3,097,056
Indonesia 0.5%					1,965,622
Pertamina Persero PT	5.250	05-23-21		352,000	382,231
Pertamina Persero PT	6.450	05-30-44		820,000	928,990
Perusahaan Listrik Negara PT	5.250	10-24-42		650,000	654,401
Ireland 0.9%					3,621,600
Ardagh Packaging Finance PLC (S)	7.250	05-15-24		1,230,000	1,297,650
Endo, Ltd. (S)	6.000	02-01-25		1,420,000	1,224,750
Mallinckrodt International Finance SA (S)	5.625	10-15-23		1,145,000	1,099,200
Jamaica 0.3%					1,145,578
Digicel Group, Ltd. (S)	7.125	04-01-22		1,118,000	922,015
Digicel Group, Ltd. (S)	8.250	09-30-20		245,000	223,563
Kazakhstan 1.2%					4,723,382
KazMunayGas National Company (S)	6.375	04-09-21		501,000	541,180
KazMunayGas National Company	6.375	04-09-21		2,057,000	2,222,331
KazMunayGas National Company (S)	7.000	05-05-20		615,000	670,350
KazMunayGas National Company	7.000	05-05-20		507,000	552,632
Zhaikmunai LLP (S)	6.375	02-14-19		347,000	305,159
Zhaikmunai LLP (S)	7.125	11-13-19		492,000	431,730
Luxembourg 1.3%					5,187,254
Altice Luxembourg SA (S)	7.750	05-15-22		1,510,000	1,531,744
ArcelorMittal	8.000	10-15-39		835,000	885,100
Cosan Luxembourg SA (S)	7.000	01-20-27		322,000	326,428
Dana Financing Luxembourg Sarl (S)	6.500	06-01-26		610,000	625,250
INEOS Group Holdings SA (S)	5.875	02-15-19		535,000	549,713

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       13

	Rate (%)	Maturity date	Par value^		Value
Luxembourg (continued)
Wind Acquisition Finance SA (S)	4.750	07-15-20		625,000	$622,269
Wind Acquisition Finance SA (S)	7.375	04-23-21		650,000	646,750
Malaysia 1.2%					4,675,974
1MDB Global Investments, Ltd.	4.400	03-09-23		2,100,000	1,815,708
Petronas Capital, Ltd. (S)	3.500	03-18-25		2,133,000	2,267,176
Petronas Capital, Ltd. (S)	4.500	03-18-45		519,000	593,090
Mexico 1.9%					7,595,987
Cemex SAB de CV (S)	5.700	01-11-25		34,000	34,075
Cemex SAB de CV (S)	6.125	05-05-25		191,000	196,253
Cemex SAB de CV (S)	7.250	01-15-21		200,000	217,480
Comision Federal de Electricidad (S)	4.875	01-15-24		295,000	315,650
Petroleos Mexicanos	3.500	01-30-23		1,285,000	1,217,538
Petroleos Mexicanos	4.500	01-23-26		191,000	184,697
Petroleos Mexicanos	4.875	01-18-24		993,000	1,010,378
Petroleos Mexicanos	5.500	01-21-21		40,000	42,600
Petroleos Mexicanos	5.500	06-27-44		666,000	602,657
Petroleos Mexicanos	5.625	01-23-46		682,000	624,780
Petroleos Mexicanos	6.000	03-05-20		94,000	101,426
Petroleos Mexicanos (S)	6.375	02-04-21		275,000	301,738
Petroleos Mexicanos	6.375	01-23-45		336,000	335,496
Petroleos Mexicanos	6.500	06-02-41		1,022,000	1,023,533
Petroleos Mexicanos	6.625	06-15-35		156,000	161,296
Petroleos Mexicanos (S)	6.875	08-04-26		726,000	814,935
Petroleos Mexicanos	6.875	08-04-26		146,000	163,885
Petroleos Mexicanos	9.500	09-15-27		154,000	185,570
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21		62,000	62,000
Morocco 0.2%					749,111
OCP SA (S)	4.500	10-22-25		83,000	83,466
OCP SA (S)	5.625	04-25-24		362,000	392,625
OCP SA (S)	6.875	04-25-44		246,000	273,020
Netherlands 0.3%					1,064,097
UPCB Finance IV, Ltd. (S)	5.375	01-15-25		960,000	967,277
VTR Finance BV (S)	6.875	01-15-24		94,000	96,820
South Africa 0.6%					2,551,942
Eskom Holdings SOC, Ltd. (S)	6.750	08-06-23		805,000	820,730
Eskom Holdings SOC, Ltd. (S)	7.125	02-11-25		1,697,000	1,731,212
United Kingdom 1.2%					4,726,790
Anglo American Capital PLC (S)	4.125	09-27-22		960,000	921,600
Boparan Finance PLC	5.500	07-15-21	GBP	550,000	677,902
Fiat Chrysler Automobiles NV	5.250	04-15-23		1,075,000	1,085,750
Virgin Media Finance PLC (S)	6.000	10-15-24		1,440,000	1,458,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       14

	Rate (%)	Maturity date	Par value^	Value
United Kingdom (continued)
Virgin Media Secured Finance PLC (S)	5.250	01-15-26	585,000	$583,538
United States 33.4%				134,442,931
ACCO Brands Corp.	6.750	04-30-20	687,000	724,785
AECOM	5.750	10-15-22	980,000	1,031,450
Albertsons Companies LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC (S)	6.625	06-15-24	470,000	499,375
Altice US Finance I Corp. (S)	5.375	07-15-23	255,000	263,288
Altice US Finance I Corp. (S)	5.500	05-15-26	490,000	507,150
AMC Entertainment, Inc.	5.750	06-15-25	1,035,000	1,035,000
Amsurg Corp.	5.625	07-15-22	1,135,000	1,191,750
Argos Merger Sub, Inc. (S)	7.125	03-15-23	1,125,000	1,177,031
Artesyn Embedded Technologies, Inc. (S)	9.750	10-15-20	1,030,000	862,625
Ball Corp.	5.250	07-01-25	430,000	464,400
Berry Plastics Corp.	6.000	10-15-22	550,000	583,688
Boyd Gaming Corp. (S)	6.375	04-01-26	585,000	623,756
Cable One, Inc. (S)	5.750	06-15-22	1,135,000	1,186,075
Cablevision Systems Corp.	5.875	09-15-22	2,190,000	2,009,325
CalAtlantic Group, Inc.	5.875	11-15-24	747,000	797,423
Calpine Corp.	5.750	01-15-25	1,085,000	1,083,644
CCO Holdings LLC (S)	5.500	05-01-26	2,185,000	2,280,594
Centene Corp.	5.625	02-15-21	530,000	559,813
CenturyLink, Inc.	7.650	03-15-42	1,310,000	1,172,450
Chemtura Corp.	5.750	07-15-21	1,750,000	1,798,125
Cheniere Corpus Christi Holdings LLC (S)	7.000	06-30-24	520,000	543,400
Cincinnati Bell, Inc.	8.375	10-15-20	1,106,000	1,146,093
Cinemark USA, Inc.	5.125	12-15-22	725,000	748,563
Cleaver-Brooks, Inc. (S)	8.750	12-15-19	1,056,000	1,087,680
CNOOC Finance 2015 USA LLC	3.500	05-05-25	240,000	246,953
Cogent Communications Group, Inc. (S)	5.375	03-01-22	740,000	758,500
Community Health Systems, Inc.	6.875	02-01-22	1,540,000	1,324,400
Continental Resources, Inc.	4.900	06-01-44	555,000	442,613
Continental Resources, Inc.	5.000	09-15-22	1,010,000	944,350
Crestwood Midstream Partners LP	6.250	04-01-23	435,000	407,813
CyrusOne LP	6.375	11-15-22	760,000	796,100
DaVita HealthCare Partners, Inc.	5.125	07-15-24	1,000,000	1,032,290
Dean Foods Company (S)	6.500	03-15-23	780,000	824,850
Denbury Resources, Inc. (S)	9.000	05-15-21	654,000	654,000
Diamond 1 Finance Corp. (S)	5.875	06-15-21	385,000	402,471
Diamond 1 Finance Corp. (S)	7.125	06-15-24	360,000	387,437
Diebold, Inc. (S)	8.500	04-15-24	715,000	715,894
DISH DBS Corp. (S)	7.750	07-01-26	3,335,000	3,457,978
Dynegy, Inc.	6.750	11-01-19	1,340,000	1,365,125
Energizer Holdings, Inc. (S)	5.500	06-15-25	800,000	816,984
EnerSys (S)	5.000	04-30-23	885,000	880,575

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       15

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
EP Energy LLC	6.375	06-15-23	740,000	$370,000
EP Energy LLC	9.375	05-01-20	925,000	527,250
First Data Corp. (S)	7.000	12-01-23	935,000	963,050
Freeport-McMoRan, Inc.	3.550	03-01-22	825,000	705,375
Freeport-McMoRan, Inc.	5.400	11-14-34	155,000	120,125
Frontier Communications Corp.	6.250	09-15-21	770,000	748,825
Frontier Communications Corp.	9.000	08-15-31	1,629,000	1,527,188
FTS International, Inc.	6.250	05-01-22	1,365,000	511,875
GCI, Inc.	6.875	04-15-25	1,300,000	1,348,750
GenOn Energy, Inc.	9.500	10-15-18	2,475,000	1,998,563
GLP Capital LP	5.375	11-01-23	675,000	723,938
Golden Nugget Escrow, Inc. (S)	8.500	12-01-21	605,000	627,688
Gray Television, Inc. (S)	5.875	07-15-26	435,000	447,180
Gray Television, Inc.	7.500	10-01-20	1,320,000	1,377,750
Griffon Corp.	5.250	03-01-22	1,890,000	1,892,363
Halcon Resources Corp.	9.750	07-15-20	1,690,000	371,800
HCA, Inc.	5.250	06-15-26	690,000	731,400
HCA, Inc.	5.375	02-01-25	1,910,000	1,987,603
HealthSouth Corp.	5.750	11-01-24	1,010,000	1,047,875
Hornbeck Offshore Services, Inc.	5.000	03-01-21	965,000	605,538
Hornbeck Offshore Services, Inc.	5.875	04-01-20	550,000	361,625
Hot Topic, Inc. (S)	9.250	06-15-21	1,165,000	1,224,706
IASIS Healthcare LLC	8.375	05-15-19	1,065,000	1,022,400
JC Penney Corp., Inc.	7.400	04-01-37	995,000	815,900
Kaiser Aluminum Corp. (S)	5.875	05-15-24	620,000	651,000
Kinetic Concepts, Inc.	10.500	11-01-18	985,000	1,005,931
Kinetic Concepts, Inc.	12.500	11-01-19	565,000	553,700
L Brands, Inc.	6.750	07-01-36	945,000	990,483
L Brands, Inc.	6.875	11-01-35	1,075,000	1,140,038
Laredo Petroleum, Inc.	7.375	05-01-22	830,000	807,175
Level 3 Communications, Inc.	5.750	12-01-22	1,480,000	1,546,600
Level 3 Financing, Inc.	5.375	08-15-22	505,000	530,250
Levi Strauss & Company	5.000	05-01-25	655,000	669,738
LifePoint Health, Inc.	5.500	12-01-21	875,000	918,391
Lin Television Corp.	5.875	11-15-22	1,510,000	1,566,625
Linn Energy LLC (H)	6.500	09-15-21	690,000	112,125
Linn Energy LLC (H)	7.750	02-01-21	1,900,000	308,750
Louisiana-Pacific Corp.	7.500	06-01-20	600,000	623,250
Manitowoc Foodservice, Inc. (S)	9.500	02-15-24	540,000	612,225
Marathon Oil Corp.	6.600	10-01-37	845,000	868,271
Marathon Oil Corp.	6.800	03-15-32	410,000	431,908
Masonite International Corp. (S)	5.625	03-15-23	680,000	716,550
MasTec, Inc.	4.875	03-15-23	1,735,000	1,661,263
Mediacom LLC	7.250	02-15-22	1,515,000	1,590,750

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       16

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
MEDNAX, Inc. (S)	5.250	12-01-23	810,000	$844,425
MGM Resorts International	6.625	12-15-21	1,035,000	1,145,621
Midstates Petroleum Company, Inc. (H)	10.750	10-01-20	945,000	11,813
MPG Holdco I, Inc.	7.375	10-15-22	860,000	881,500
Murphy Oil Corp.	4.700	12-01-22	510,000	460,517
Murphy Oil Corp.	6.125	12-01-42	525,000	463,214
NCI Building Systems, Inc. (S)	8.250	01-15-23	705,000	771,975
NCR Corp.	5.000	07-15-22	825,000	827,063
Nexstar Escrow Corp.	5.625	08-01-24	475,000	480,344
NRG Energy, Inc.	6.250	07-15-22	1,570,000	1,577,850
NRG Energy, Inc. (S)	6.625	01-15-27	455,000	449,881
Nuance Communications, Inc. (S)	5.375	08-15-20	850,000	871,250
Oasis Petroleum, Inc.	7.250	02-01-19	1,660,000	1,556,250
Outerwall, Inc.	6.000	03-15-19	940,000	951,750
Owens-Brockway Glass Container, Inc. (S)	5.875	08-15-23	650,000	698,750
Pilgrim's Pride Corp. (S)	5.750	03-15-25	1,165,000	1,179,563
Pinnacle Entertainment, Inc. (S)	5.625	05-01-24	805,000	821,599
Pinnacle Foods, Inc. (S)	5.875	01-15-24	510,000	541,875
Post Holdings, Inc. (S)	5.000	08-15-26	1,410,000	1,405,594
Post Holdings, Inc.	7.375	02-15-22	840,000	899,388
Prestige Brands, Inc. (S)	6.375	03-01-24	515,000	543,325
PTC, Inc.	6.000	05-15-24	580,000	617,236
QEP Resources, Inc.	5.375	10-01-22	1,645,000	1,570,975
Quicken Loans, Inc. (S)	5.750	05-01-25	985,000	976,381
Range Resources Corp.	5.000	03-15-23	395,000	359,450
RegionalCare Hospital Partners Holdings, Inc. (S)	8.250	05-01-23	745,000	774,800
Revlon Consumer Products Corp.	5.750	02-15-21	685,000	695,275
Revlon Escrow Corp. (S)	6.250	08-01-24	405,000	410,063
RHP Hotel Properties LP	5.000	04-15-21	740,000	756,650
Rivers Pittsburgh Borrower LP (S)	6.125	08-15-21	650,000	666,250
RSI Home Products, Inc. (S)	6.500	03-15-23	935,000	979,413
Safeway, Inc.	7.250	02-01-31	1,090,000	1,068,745
Sally Holdings LLC	5.625	12-01-25	780,000	838,500
Seagate HDD Cayman	4.875	06-01-27	795,000	666,905
SESI LLC	7.125	12-15-21	505,000	489,850
Signode Industrial Group Lux SA (S)	6.375	05-01-22	1,050,000	1,042,776
SM Energy Company	6.125	11-15-22	900,000	762,750
Smithfield Foods, Inc.	6.625	08-15-22	750,000	793,283
Southwestern Energy Company	4.950	01-23-25	400,000	385,400
Spectrum Brands, Inc.	5.750	07-15-25	475,000	514,188
Spectrum Brands, Inc.	6.125	12-15-24	770,000	831,600
Sprint Capital Corp.	8.750	03-15-32	2,580,000	2,425,200
Standard Industries, Inc. (S)	5.375	11-15-24	800,000	839,000
Summit Materials LLC	6.125	07-15-23	695,000	700,213

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       17

	Rate (%)		Maturity date	Par value^		Value
United States (continued)
T-Mobile USA, Inc.	6.500		01-15-26		790,000	$855,570
T-Mobile USA, Inc.	6.731		04-28-22		965,000	1,010,838
Talen Energy Supply LLC (S)	4.625		07-15-19		1,685,000	1,596,538
Team Health, Inc. (S)	7.250		12-15-23		970,000	1,057,300
TEGNA, Inc.	6.375		10-15-23		935,000	1,005,125
Tesoro Logistics LP	6.125		10-15-21		1,070,000	1,112,907
The Fresh Market, Inc. (S)	9.750		05-01-23		575,000	533,313
The Goodyear Tire & Rubber Company	5.125		11-15-23		395,000	417,713
The William Carter Company	5.250		08-15-21		825,000	858,000
Tops Holding LLC (S)	8.000		06-15-22		1,050,000	913,500
Tribune Media Company	5.875		07-15-22		2,010,000	2,050,200
Trinseo Materials Operating SCA (S)	6.750		05-01-22		1,090,000	1,139,050
US Concrete, Inc. (S)	6.375		06-01-24		675,000	692,105
Valeant Pharmaceuticals International, Inc. (S)	5.875		05-15-23		1,815,000	1,510,988
Valvoline Finco Two LLC (S)	5.500		07-15-24		90,000	93,938
WESCO Distribution, Inc.	5.375		12-15-21		660,000	678,150
Western Digital Corp. (S)	10.500		04-01-24		1,110,000	1,251,525
Windstream Corp.	7.500		04-01-23		943,000	853,415
XPO Logistics, Inc. (S)	6.500		06-15-22		1,125,000	1,113,750
ZF North America Capital, Inc. (S)	4.750		04-29-25		910,000	950,950
Venezuela 0.6%						2,619,455
Petroleos de Venezuela SA	6.000		05-16-24		1,359,359	506,361
Petroleos de Venezuela SA	6.000		11-15-26		5,789,298	2,113,094
Foreign government obligations 40.1%						$161,358,428
(Cost $155,899,783)
Angola 0.3%						1,129,680
Republic of Angola
Bond	7.000		08-16-19		535,438	522,843
Bond (S)	9.500		11-12-25		437,000	416,330
Bond	9.500		11-12-25		200,000	190,507
Argentina 2.3%						9,469,303
Republic of Argentina
Bond	2.260		12-31-38	EUR	505,000	347,765
Bond	2.500		12-31-38		1,830,000	1,239,825
Bond	7.625		04-22-46		34,000	36,210
Bond (S)	7.625		04-22-46		546,000	581,490
Bond	7.820		12-31-33	EUR	4,713,287	5,410,254
Bond	8.280		12-31-33		563,619	618,290
GDP-Linked Note (I)	4.102	*	12-15-35	EUR	10,855,255	1,235,469
Azerbaijan 0.4%						1,520,394
Republic of Azerbaijan Bond (S)	4.750		03-18-24		1,504,000	1,520,394

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       18

	Rate (%)	Maturity date	Par value^		Value
Bahrain 0.1%					$576,204
Kingdom of Bahrain Bond (S)	7.000	01-26-26		554,000	576,204
Brazil 1.7%					6,693,827
Federative Republic of Brazil
Bond	2.625	01-05-23		1,108,000	1,021,022
Bond	5.000	01-27-45		3,840,000	3,509,760
Bond	5.625	01-07-41		367,000	362,229
Bond	7.125	01-20-37		455,000	525,980
Bond	10.000	01-01-25	BRL	4,500,000	1,274,836
Chile 0.3%					1,038,375
Republic of Chile Note	3.125	01-21-26		975,000	1,038,375
Colombia 1.5%					5,934,689
Bogota Distrito Capital Bond	9.750	07-26-28	COP	2,728,000,000	916,590
Republic of Colombia
Bond	4.000	02-26-24		1,745,000	1,814,800
Bond	4.375	07-12-21		566,000	607,035
Bond	5.000	06-15-45		166,000	170,565
Bond	5.625	02-26-44		244,000	267,790
Bond	6.125	01-18-41		99,000	113,603
Bond	7.375	09-18-37		665,000	856,188
Bond	8.125	05-21-24		450,000	585,000
Bond	10.375	01-28-33		391,000	603,118
Costa Rica 1.3%					5,162,178
Republic of Costa Rica
Bond	4.250	01-26-23		2,113,000	2,054,893
Bond (S)	7.000	04-04-44		1,622,000	1,715,265
Bond	7.158	03-12-45		1,304,000	1,392,020
Croatia 1.1%					4,306,362
Republic of Croatia
Bond (S)	5.500	04-04-23		1,424,000	1,530,800
Bond	6.250	04-27-17		1,450,000	1,494,393
Bond (S)	6.375	03-24-21		549,000	604,998
Bond	6.625	07-14-20		614,000	676,171
Dominican Republic 1.6%					6,519,734
Government of Dominican Republic
Bond	5.500	01-27-25		135,000	140,063
Bond (S)	5.875	04-18-24		2,198,000	2,324,385
Bond	6.600	01-28-24		2,745,000	3,026,363
Bond	6.875	01-29-26		753,000	845,243
Bond	7.500	05-06-21		164,000	183,680

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       19

	Rate (%)	Maturity date	Par value^		Value
Ecuador 0.1%					$369,554
Government of Ecuador Bond	10.500	03-24-20		369,000	369,554
Egypt 0.3%					1,248,328
Arab Republic of Egypt Bond (S)	5.875	06-11-25		1,342,000	1,248,328
El Salvador 1.0%					4,168,761
Republic of El Salvador
Bond (S)	6.375	01-18-27		502,000	509,530
Bond	7.375	12-01-19		131,000	140,498
Bond	7.650	06-15-35		1,165,000	1,211,600
Bond	7.750	01-24-23		927,000	1,022,018
Bond	8.250	04-10-32		1,163,000	1,285,115
Ethiopia 0.2%					759,856
Federal Democratic Republic of Ethiopia Bond (S)	6.625	12-11-24		800,000	759,856
Gabon 0.5%					1,990,746
Republic of Gabon
Bond (S)	6.375	12-12-24		748,000	672,826
Bond	6.375	12-12-24		277,684	250,610
Bond (S)	6.950	06-16-25		630,000	569,205
Bond	8.200	12-12-17		480,000	498,105
Georgia 0.1%					598,050
Republic of Georgia Bond (S)	6.875	04-12-21		540,000	598,050
Ghana 0.6%					2,349,956
Republic of Ghana
Bond (S)	7.875	08-07-23		899,000	779,972
Bond (S)	10.750	10-14-30		1,443,000	1,569,984
Hungary 1.7%					6,986,803
Republic of Hungary
Bond	4.375	07-04-17	EUR	442,000	515,044
Bond	5.375	02-21-23		1,939,000	2,171,680
Bond	5.375	03-25-24		355,000	401,197
Bond	5.750	11-22-23		747,000	859,610
Bond	6.000	01-11-19	EUR	331,000	419,699
Bond	6.375	03-29-21		2,289,000	2,619,573
Indonesia 2.1%					8,545,845
Republic of Indonesia
Bond	3.750	04-25-22		341,000	357,767
Bond (S)	4.750	01-08-26		2,609,000	2,904,096
Bond	4.875	05-05-21		472,000	519,640

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       20

	Rate (%)	Maturity date	Par value^		Value
Indonesia (continued)
Bond	5.250	01-17-42		1,166,000	$1,334,973
Bond	6.625	02-17-37		200,000	258,054
Bond	7.750	01-17-38		2,006,000	2,879,539
Bond	8.500	10-12-35		194,000	291,776
Iraq 0.4%					1,532,395
Republic of Iraq Bond	5.800	01-15-28		2,043,000	1,532,395
Ivory Coast 0.9%					3,848,103
Republic of Ivory Coast
Bond (S)	5.375	07-23-24		479,000	460,932
Bond	5.750	12-31-32		2,764,080	2,640,249
Bond (S)	6.375	03-03-28		745,000	746,922
Jamaica 0.4%					1,554,635
Government of Jamaica
Bond	6.750	04-28-28		486,000	530,955
Bond	7.625	07-09-25		896,000	1,023,680
Kazakhstan 0.1%					420,090
Republic of Kazakhstan Bond (S)	4.875	10-14-44		423,000	420,090
Kenya 0.4%					1,629,500
Republic of Kenya
Bond (S)	5.875	06-24-19		386,000	386,965
Bond (S)	6.875	06-24-24		1,310,000	1,242,535
Lithuania 0.1%					216,932
Republic of Lithuania Bond (S)	7.375	02-11-20		184,000	216,932
Malaysia 0.3%					1,141,966
Government of Malaysia Bond	3.759	03-15-19	MYR	4,550,000	1,141,966
Mexico 2.5%					9,925,427
Government of Mexico
Bond	3.600	01-30-25		1,042,000	1,090,193
Bond	3.625	03-15-22		1,015,000	1,071,840
Bond	4.000	10-02-23		2,038,000	2,192,888
Bond	4.125	01-21-26		1,951,000	2,118,786
Bond	4.600	01-23-46		588,000	618,870
Bond	4.750	03-08-44		1,343,000	1,437,010
Bond	6.050	01-11-40		244,000	308,050
Bond	10.000	12-05-24	MXN	16,022,000	1,087,790

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       21

	Rate (%)	Maturity date	Par value^		Value
Montenegro 0.1%					$504,447
Republic of Montenegro Bond (S)	5.750	03-10-21	EUR	437,000	504,447
Morocco 0.0%					79,495
Kingdom of Morocco Bond (S)	4.250	12-11-22		74,000	79,495
Namibia 0.3%					1,067,961
Republic of Namibia Bond (S)	5.250	10-29-25		1,023,000	1,067,961
Nigeria 0.1%					512,456
Federal Republic of Nigeria Bond (S)	6.375	07-12-23		526,000	512,456
Oman 0.2%					945,093
Sultanate of Oman Bond (S)	4.750	06-15-26		921,000	945,093
Panama 1.5%					5,938,716
Republic of Panama
Bond	3.750	03-16-25		811,000	861,688
Bond	3.875	03-17-28		208,000	223,600
Bond	6.700	01-26-36		1,234,000	1,670,528
Bond	8.125	04-28-34		472,000	677,320
Bond	9.375	04-01-29		1,627,000	2,505,580
Paraguay 0.2%					735,315
Republic of Paraguay Bond (S)	6.100	08-11-44		658,000	735,315
Peru 1.4%					5,557,275
Republic of Peru
Bond	4.125	08-25-27		733,000	813,630
Bond	5.625	11-18-50		186,000	235,755
Bond	6.550	03-14-37		1,596,000	2,178,540
Bond	8.750	11-21-33		1,465,000	2,329,350
Philippines 0.5%					2,041,298
Republic of Philippines
Bond	3.700	03-01-41		189,000	217,264
Bond	7.750	01-14-31		566,000	887,853
Bond	9.500	02-02-30		540,000	936,181
Poland 1.2%					4,887,270
Republic of Poland
Bond	3.000	03-17-23		234,000	243,945
Bond	3.250	04-06-26		3,491,000	3,671,764
Bond	4.000	01-22-24		533,000	589,860
Bond	5.000	03-23-22		333,000	381,701

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       22

	Rate (%)	Maturity date	Par value^		Value
Romania 0.5%					$2,127,330
Government of Romania
Bond (S)	4.375	08-22-23		536,000	581,962
Bond	4.375	08-22-23		181,000	196,521
Bond (S)	4.875	01-22-24		165,000	185,236
Bond	6.750	02-07-22		502,000	600,342
Bond (S)	6.750	02-07-22		471,000	563,269
Russia 2.3%					9,084,155
Government of Russia
Bond	4.875	09-16-23		4,600,000	4,981,800
Bond (S)	5.000	04-29-20		492,000	523,980
Bond	5.625	04-04-42		2,200,000	2,416,480
Bond	7.000	08-16-23	RUB	82,600,000	1,161,895
Serbia 0.7%					2,814,071
Republic of Serbia
Bond (S)	4.875	02-25-20		1,368,000	1,420,548
Bond	4.875	02-25-20		613,000	636,444
Bond (S)	5.875	12-03-18		207,000	219,861
Bond	7.250	09-28-21		463,000	537,218
South Africa 0.9%					3,650,735
Republic of South Africa
Bond	4.665	01-17-24		1,223,000	1,286,865
Bond	5.875	09-16-25		921,000	1,045,059
Bond	10.500	12-21-26	ZAR	16,220,000	1,318,811
Sri Lanka 1.1%					4,343,823
Republic of Sri Lanka
Bond (S)	5.875	07-25-22		1,469,000	1,515,635
Bond (S)	6.125	06-03-25		343,000	346,613
Bond	6.250	07-27-21		1,085,000	1,146,968
Bond (S)	6.825	07-18-26		426,000	443,745
Bond (S)	6.850	11-03-25		846,000	890,862
Trinidad And Tobago 0.3%					1,157,175
Republic of Trinidad & Tobago Bond (S)	4.375	01-16-24		1,110,000	1,157,175
Turkey 2.3%					9,098,055
Republic of Turkey
Bond	3.250	03-23-23		1,530,000	1,436,272
Bond	4.875	04-16-43		582,000	537,745
Bond	5.750	03-22-24		970,000	1,043,545
Bond	6.625	02-17-45		361,000	417,497
Bond	6.875	03-17-36		898,000	1,055,150
Bond	7.000	03-11-19		1,317,000	1,429,114
Bond	7.000	06-05-20		522,000	577,999

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       23

	Rate (%)	Maturity date	Par value^	Value
Turkey (continued)
Bond	7.375	02-05-25	1,530,000	$1,817,112
Bond	7.500	11-07-19	702,000	783,621
Ukraine 1.8%				7,440,111
Republic of Ukraine
Bond (S)	7.750	09-01-19	256,000	254,131
Bond (S)	7.750	09-01-20	2,701,000	2,661,025
Bond (S)	7.750	09-01-21	608,000	595,962
Bond (S)	7.750	09-01-22	613,000	600,096
Bond (S)	7.750	09-01-23	979,000	953,497
Bond (S)	7.750	09-01-24	1,814,000	1,759,943
Bond (S)	7.750	09-01-25	636,000	615,457
Uruguay 1.3%				5,366,312
Republic of Uruguay
Bond	4.375	10-27-27	2,604,000	2,767,367
Bond	4.500	08-14-24	780,426	857,688
Bond	5.100	06-18-50	1,719,760	1,741,257
Venezuela 0.5%				1,895,587
Republic of Venezuela
Bond	7.650	04-21-25	162,000	68,850
Bond	8.250	10-13-24	905,700	392,847
Bond	9.000	05-07-23	525,000	232,968
Bond	9.375	01-13-34	323,000	143,089
Bond	11.950	08-05-31	1,158,900	554,823
Bond	13.625	08-15-18	810,000	503,010
Zambia 0.6%				2,474,055
Republic of Zambia
Bond	5.375	09-20-22	200,000	158,300
Bond	8.500	04-14-24	495,000	435,706
Bond (S)	8.500	04-14-24	278,000	244,696
Bond (S)	8.970	07-30-27	1,267,000	1,111,793
Bond	8.970	07-30-27	600,000	523,560
Term loans (M) 4.1%				$16,317,743
(Cost $18,380,324)
Australia 0.2%				713,620
FMG Resources August 2006 Pty, Ltd.	4.250	06-30-19	727,782	713,620
Brazil 0.4%				1,641,280
Brazil ECA Trust	6.250	01-10-18	1,600,000	1,641,280
Germany 0.4%				1,659,971
Styrolution Group GmbH	6.500	11-07-19	1,654,800	1,659,971

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       24

	Rate (%)		Maturity date	Par value^	Value
Luxembourg 0.2%					$705,348
Accudyne Industries Borrower SCA	4.000		12-13-19	762,195	705,348
United States 2.9%					11,597,524
Axalta Coating Systems US Holdings, Inc.	3.750		02-01-20	512,357	513,478
Beacon Roofing Supply, Inc.	4.000		10-01-22	660,013	660,838
Blount International, Inc.	7.250		04-12-23	470,000	474,700
Candy Intermediate Holdings, Inc.	5.500		06-15-23	570,000	569,644
Gates Global LLC	4.250		07-06-21	1,231,731	1,205,557
Hostess Brands LLC	4.500		08-03-22	1,270,400	1,274,211
MacDermid, Inc.	5.500		06-07-20	1,043,671	1,042,586
Manitowoc Foodservice, Inc.	5.750		03-03-23	370,000	374,625
Reynolds Group Holdings, Inc.	4.500		12-01-18	1,100,000	1,100,875
Summit Materials LLC	4.000		07-17-22	712,800	713,469
Texas Competitive Electric Holdings Company LLC (T)		TBD	07-27-23	660,000	661,102
Texas Competitive Electric Holdings Company LLC	4.646		10-10-17	4,483,433	1,491,862
Univision Communications, Inc.	4.000		03-01-20	1,515,997	1,514,577
				Shares	Value
Common stocks 0.1%					$439,225
(Cost $2,220,972)
United States 0.1%					439,225
Denbury Resources, Inc.				35,700	103,530
EME Reorganization Trust				1,794,196	5,383
NRG Energy, Inc.				5,899	81,642
Quiksilver, Inc. (I)				10,027	248,670
			Yield (%)	Shares	Value
Short-term investments 3.6%					$14,583,964
(Cost $14,583,964)
Money market funds 3.6%					14,583,964
Morgan Stanley Institutional Liquidity Funds - Prime Portfolio, Institutional Class			0.3708(Y)	14,583,964	14,583,964
Total investments (Cost $401,309,923)† 99.2%					$398,709,558
Other assets and liabilities, net 0.8%					$3,356,828
Total net assets 100.0%					$402,066,386

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       25

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
BRL	Brazilian Real
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
MXN	Mexican Peso
MYR	Malaysian Ringgit
RUB	Russian Ruble
ZAR	South African Rand
Key to Security Abbreviations and Legend
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $127,675,877 or 31.8% of the fund's net assets as of 7-31-16.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(Y)	The rate shown is the annualized seven-day yield as of 7-31-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 7-31-16, the aggregate cost of investment securities for federal income tax purposes was $403,641,817. Net unrealized depreciation aggregated to $4,932,259, of which $13,816,213 related to appreciated investment securities and $18,748,472 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       26

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-16

Assets
Investments, at value (Cost $401,309,923)	398,709,558
Foreign currency, at value (Cost $81,338)	83,443
Receivable for investments sold	4,599,113
Receivable for fund shares sold	59,838
Unrealized appreciation on forward foreign currency exchange contracts	143,661
Dividends and interest receivable	5,844,908
Receivable due from advisor	47
Other receivables and prepaid expenses	61,404
Total assets	409,501,972
Liabilities
Due to custodian	100,346
Payable for investments purchased	6,934,621
Unrealized depreciation on forward foreign currency exchange contracts	139,172
Payable for fund shares repurchased	10,212
Swap contracts, at value (including net unamortized upfront payment of $58,051)	61,838
Distributions payable	353
Payable to affiliates
Accounting and legal services fees	7,239
Transfer agent fees	664
Trustees' fees	303
Other liabilities and accrued expenses	180,838
Total liabilities	7,435,586
Net assets	$402,066,386
Net assets consist of
Paid-in capital	$453,869,322
Accumulated distributions in excess of net investment income	(157,406)
Accumulated net realized gain (loss) on investments, foreign currency transactions and swap agreements	(49,047,455)
Net unrealized appreciation (depreciation) on investments, translation of assets and liabilities in foreign currencies and swap agreements	(2,598,075)
Net assets	$402,066,386

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($5,323,606 ÷ 569,208 shares)[1]	$9.35
Class I ($2,378,699 ÷ 254,438 shares)	$9.35
Class NAV ($394,364,081 ÷ 42,160,415 shares)	$9.35
Maximum offering price per share
Class A (net assets value per share ÷ 96%)[2]	$9.74

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       27

STATEMENT OF OPERATIONS  For the year ended 7-31-16

Investment income
Interest	$29,724,940
Less foreign taxes withheld	(4,179)
Total investment income	29,720,761
Expenses
Investment management fees	3,263,889
Distribution and service fees	10,869
Accounting and legal services fees	52,759
Transfer agent fees	4,825
Trustees' fees	7,242
State registration fees	40,708
Printing and postage	13,387
Professional fees	136,124
Custodian fees	186,494
Other	12,317
Total expenses	3,728,614
Less expense reductions	(31,672)
Net expenses	3,696,942
Net investment income	26,023,819
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(21,662,101)
Swap contracts	(676,364)
(22,338,465)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	19,474,874
Swap contracts	(72,649)
19,402,225
Net realized and unrealized loss	(2,936,240)
Increase in net assets from operations	$23,087,579

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       28

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-16	Year ended 7-31-15
Increase (decrease) in net assets
From operations
Net investment income	$26,023,819	$31,026,439
Net realized loss	(22,338,465)	(18,305,125)
Change in net unrealized appreciation (depreciation)	19,402,225	(29,657,256)
Increase (decrease) in net assets resulting from operations	23,087,579	(16,935,942)
Distributions to shareholders
From net investment income
Class A	(209,120)	(167,034)
Class I	(12,724)	(29,854)
Class NAV	(25,917,945)	(31,769,537)
Total distributions	(26,139,789)	(31,966,425)
From fund share transactions	(92,565,278)	(44,709,759)
Total decrease	(95,617,488)	(93,612,126)
Net assets
Beginning of year	497,683,874	591,296,000
End of year	$402,066,386	$497,683,874
Accumulated distributions in excess of net investment income	($157,406)	($49,983)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       29

Financial highlights

Class A Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$9.33	$10.18	$10.09	$10.47	$10.67
Net investment income[1]	0.51	0.49	0.47	0.52	0.63
Net realized and unrealized gain (loss) on investments	0.03	(0.82)	0.21	(0.21)	0.02
Total from investment operations	0.54	(0.33)	0.68	0.31	0.65
Less distributions
From net investment income	(0.52)	(0.52)	(0.51)	(0.57)	(0.71)
From net realized gain	—	—	(0.07)	(0.12)	(0.14)
From tax return of capital	—	—	(0.01)	—	—
Total distributions	(0.52)	(0.52)	(0.59)	(0.69)	(0.85)
Net asset value, end of period	$9.35	$9.33	$10.18	$10.09	$10.47
Total return (%)[2,3]	6.21	(3.34)	6.95	2.85	6.72
Ratios and supplemental data
Net assets, end of period (in millions)	$5	$4	$3	$1	— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.31	1.51	3.22	7.91	1.41
Expenses including reductions	1.30	1.35	1.35	1.34	1.30
Net investment income	5.75	5.11	4.65	5.18	6.17
Portfolio turnover (%)	74	63	70	71	48

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       30

Class I Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$9.32	$10.17	$10.09	$10.47	$10.67
Net investment income[1]	0.52	0.46	0.50	0.55	0.66
Net realized and unrealized gain (loss) on investments	0.06	(0.77)	0.20	(0.21)	0.03
Total from investment operations	0.58	(0.31)	0.70	0.34	0.69
Less distributions
From net investment income	(0.55)	(0.54)	(0.53)	(0.60)	(0.75)
From net realized gain	—	—	(0.07)	(0.12)	(0.14)
From tax return of capital	—	—	(0.02)	—	—
Total distributions	(0.55)	(0.54)	(0.62)	(0.72)	(0.89)
Net asset value, end of period	$9.35	$9.32	$10.17	$10.09	$10.47
Total return (%)[2]	6.66	(3.07)	7.17	3.17	7.05
Ratios and supplemental data
Net assets, end of period (in millions)	$2	— [3]	— [3]	— [3]	— [3]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.01	2.24	5.82	16.19	1.01
Expenses including reductions	1.00	1.04	1.04	1.02	1.00
Net investment income	5.71	4.74	4.92	5.31	6.47
Portfolio turnover (%)	74	63	70	71	48

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       31

Class NAV Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$9.33	$10.18	$10.09	$10.47	$10.67
Net investment income[1]	0.55	0.55	0.52	0.57	0.67
Net realized and unrealized gain (loss) on investments	0.03	(0.83)	0.20	(0.22)	0.03
Total from investment operations	0.58	(0.28)	0.72	0.35	0.70
Less distributions
From net investment income	(0.56)	(0.57)	(0.54)	(0.61)	(0.76)
From net realized gain	—	—	(0.07)	(0.12)	(0.14)
From tax return of capital	—	—	(0.02)	—	—
Total distributions	(0.56)	(0.57)	(0.63)	(0.73)	(0.90)
Net asset value, end of period	$9.35	$9.33	$10.18	$10.09	$10.47
Total return (%)[2]	6.66	(2.85)	7.43	3.30	7.15
Ratios and supplemental data
Net assets, end of period (in millions)	$394	$494	$589	$542	$469
Ratios (as a percentage of average net assets):
Expenses before reductions	0.89	0.85	0.92	0.90	0.90
Expenses including reductions	0.88	0.84	0.91	0.90	0.90
Net investment income	6.19	5.66	5.18	5.44	6.55
Portfolio turnover (%)	74	63	70	71	48

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       32

Notes to financial statements

Note 1 — Organization

John Hancock Global Income Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a high level of current income with capital appreciation as a secondary objective.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees, for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Swaps are valued using evaluated prices obtained from an independent pricing vendor. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       33

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2016, by major security category or type:

	Total value at 7-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$206,010,198	—	$206,010,198	—
Foreign government obligations	161,358,428	—	161,358,428	—
Term loans	16,317,743	—	16,317,743	—
Common stocks	439,225	$190,555	—	$248,670
Short-term investments	14,583,964	14,583,964	—	—
Total investments in securities	$398,709,558	$14,774,519	$383,686,369	$248,670
Other financial instruments:
Forward foreign currency contracts	$4,489	—	$4,489	—
Credit default swaps	(61,838)	—	(61,838)	—

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans generally are not rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are

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reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled them to participate in a $750 million unsecured committed line of credit. For the year ended July 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended July 31, 2016 were $2,212.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, are calculated daily for each class based on the net asset value of the class and the applicable specific expense rates.

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Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2016, the fund has a short-term capital loss carryfoward of $14,405,368 and a long-term capital loss carryforward of $32,309,495 available to offset future net realized capital gains. These carryforwards do not expire. Qualified late year ordinary losses of $157,052 are treated as occurring on August 1, 2016, the first day of the fund's next taxable year.

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are typically distributed annually. The tax character of distributions for the years ended July 31, 2016 and 2015 was as follows:

	July 31, 2016	July 31, 2015
Ordinary income	$26,139,789	$31,966,425

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2016, the fund has no distributable earnings on a tax basis.

Such distributions, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, wash sale loss deferrals, defaulted bonds, grantor trust and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts and certain swaps are typically traded through the OTC market. Certain forwards and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

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As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and to manage currency exposure. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $13.0 million to $51.5 million, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2016:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation (depreciation)
EUR	9,698,000	USD	10,770,548	JPMorgan Chase	08/08/2016	$74,417	—	$74,417
GBP	1,076,209	USD	1,413,253	JPMorgan Chase	08/08/2016	11,193	—	11,193
USD	1,352,917	GBP	1,008,300	JPMorgan Chase	08/08/2016	18,354	—	18,354
USD	10,770,424	EUR	9,698,000	JPMorgan Chase	08/08/2016	—	($74,542)	(74,542)
USD	73,305	GBP	55,267	JPMorgan Chase	08/08/2016	155	—	155
USD	905,655	COP	2,673,494,500	Citigroup	08/26/2016	39,542	—	39,542
USD	16,580	GBP	12,642	JPMorgan Chase	08/08/2016	—	(153)	(153)
USD	9,970,234	EUR	8,958,665	JPMorgan Chase	09/09/2016	—	(61,241)	(61,241)
USD	696,122	GBP	528,100	JPMorgan Chase	09/09/2016	—	(3,236)	(3,236)
						$143,661	($139,172)	$4,489

Currency abbreviations:
EUR	Euro
COP	Colombian Peso
GBP	British Pound
USD	U.S. Dollar

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       37

swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may produce outcomes that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. In additon to interest rate risk, market risk may also impact the swap. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended July 31, 2016, the fund used interest rate swaps to manage duration of the fund. The fund held credit default swap contracts with total USD notional amounts ranging up to $8.4 million as measured at each quarter end. At July 31, 2016, the fund did not hold interest rate swaps contracts.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the year ended July 31, 2016 to gain exposure to security or credit index and as a substitute for securities purchased. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging up to $600,000 as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of July 31, 2016 where the fund acted as a Seller of protection:

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Counterparty	Reference obligation	Implied credit spread at 7-31-16	Notional amount	Currency	USD notional amount	Received fix rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
JPMorgan Chase	United Mexican States	2.1897%	600,000	USD	$600,000	1.00%	Jan 2025	($58,051)	($3,787)	($61,838)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Credit	Swap contracts, at value	Credit default swaps	—	($61,838)
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	$143,661	(139,172)
			143,661	($201,010)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The fund's exposure to counterparties subject to an ISDA is comprised of forward foreign currency assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2016:

	Statement of operations location - Net realized gain (loss) on:
Risk	Swap contracts	Investments and foreign currency transactions*	Total
Interest rate	($677,264)	—	($677,264)
Foreign currency	—	($57,657)	(57,657)
Credit	900	—	900
Total	($676,364)	($57,657)	($734,021)

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2016:

	Statement of operations location - Change in unrealized appreciation (depreciation):
Risk	Swap contracts	Investments and translation of assets and liabilities in foreign currencies*	Total
Foreign currency	—	($154,501)	($154,501)
Interest rate	($68,862)	—	(68,862)
Credit	(3,787)	—	(3,787)
Total	($72,649)	($154,501)	($227,150)

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

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Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.785% of the first $250 million of the fund's average daily net assets, b) 0.770% of the next $500 million of the fund's average daily net assets and c) 0.750% of the fund's average daily net assets in excess of $750 million. The Advisor has a subadvisory agreement with Stone Harbor Investment Partners LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

To the extent that expenses of Class A and Class I shares exceed 1.30% and 1.00%, respectively, of average annual net assets (on an annualized basis) attributable to Class A and Class I shares (Expense Limitation), the Advisor contractually agrees to reduce its management fee or, if necessary, make payments to the classes in an amount equal to the amount by which expenses of each share class exceeds its Expense Limitation. Expenses mean all fund-level and class-specific operating expenses, excluding taxes, brokerage commissions, interest expense, acquired fund fees, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, and short dividend expense. The Expense Limitation expires on November 30, 2016 for Class A and Class I shares, respectively, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to $751, $252, and $30,669 for Class A, Class I, and Class NAV shares, respectively, for the year ended July 31, 2016.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2016 were equivalent to a net annual effective rate of 0.77% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted a distribution and service plan with respect to Class A shares pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor

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for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A shares distribution and service fees under this arrangement, expressed as an annual percentage of average daily net assets of the fund's Class A shares.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $28,827 for the year ended July 31, 2016. Of this amount, $3,647 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $25,180 was paid as sales commissions to broker-dealers.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2016, there were no CDSCs received by the Distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$10,869	$4,563
Class I	—	262
Total	$10,869	$4,825

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2016 and 2015 were as follows:

		Year ended 7-31-16		Year ended 7-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	342,299	$3,088,277	246,620	$2,395,208
Distributions reinvested	22,710	203,223	16,377	158,066
Repurchased	(197,040)	(1,752,422)	(113,773)	(1,098,505)
Net increase	167,969	$1,539,078	149,224	$1,454,769
Class I shares
Sold	253,167	$2,372,000	441,784	$4,297,495
Distributions reinvested	1,402	12,724	2,975	28,562
Repurchased	(12,983)	(116,805)	(439,821)	(4,171,457)
Net increase	241,586	$2,267,919	4,938	$154,600

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		Year ended 7-31-16		Year ended 7-31-15
	Shares	Amount	Shares	Amount
Class NAV shares
Sold	337,033	$2,985,234	2,755,819	$26,857,784
Distributions reinvested	2,902,929	25,917,945	3,280,183	31,769,537
Repurchased	(14,026,388)	(125,275,454)	(10,892,859)	(104,946,449)
Net decrease	(10,786,426)	($96,372,275)	(4,856,857)	($46,319,128)
Total net decrease	(10,376,871)	($92,565,278)	(4,702,695)	($44,709,759)

Affiliates of the fund owned 100% of shares of beneficial interest of Class NAV on July 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $302,590,619 and $391,186,772, respectively, for the year ended July 31, 2016.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2016, funds within the John Hancock group of funds complex held 98.1% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund name	Affiliated concentration
John Hancock Funds II Lifestyle Balanced Portfolio	33.2%
John Hancock Funds II Lifestyle Growth Portfolio	19.5%
John Hancock Funds II Lifestyle Moderate Portfolio	13.3%
John Hancock Funds II Alternative Asset Allocation Portfolio	8.4%
John Hancock Funds II Lifestyle Conservative Portfolio	6.7%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global Income Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Income Fund (the "Fund") at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Stone Harbor Investment Partners LP (the Subadvisor), for John Hancock Global Income Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 21-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its

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operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods ended December 31, 2015. The Board also noted that the fund outperformed its peer group average for the one-year period ended December 31, 2015 and underperformed its peer group average for the three- and five-year periods ended December 31, 2015. The Board took into account management's discussion of the Fund's performance, including the favorable

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performance relative to the peer group for the one-year period. The Board also concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses, including actions taken that have reduced fund expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

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(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory

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compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

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(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       54

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Stone Harbor Investment Partners LP

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL INCOME FUND       55

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Income Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF309263	352A 7/16 9/16

John Hancock

Absolute Return Currency Fund

Annual report 7/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile stretch for global investors. After a rally in the spring, Brexit, the U.K.'s vote in late June to leave the European Union (EU), created a challenging backdrop for global financial markets. With global growth slowing and uncertainty around interest rate movements, investors embraced traditional safe-haven assets, including U.S. Treasuries and gold, but equities and currency markets worldwide experienced sharp short-term drops. Brexit creates a number of unknowns in the near term, the most important of which is whether other EU countries will follow suit, and may ultimately have a negative effect on Europe's economic recovery. Our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity, which should help support European equity markets, but may cause yields in the fixed-income markets to drop.

As this dynamic plays out, it is prudent to expect continued market volatility. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

Diversification does not guarantee a profit or eliminate the risk of a loss.

This commentary reflects the CEO's views as of July 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Absolute Return Currency Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
16	Financial statements
19	Financial highlights
26	Notes to financial statements
34	Auditor's report
35	Continuation of investment advisory and subadvisory agreements
41	Trustees and Officers
45	More information

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to achieve absolute return from investments in currency markets.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16 (%)

The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligations of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The financial markets experienced substantial volatility

The shifting outlook for economic growth and global central bank policy led to large performance swings in higher-risk assets during the annual period.

The fund produced a positive return

The fund's active, diversified strategy helped generate a total return well in excess of its cash benchmark, the Citigroup 1-Month U.S. Treasury Bill Index.

Strong performance in a volatile market

Consistent with its goal of providing uncorrelated returns, the fund rose in value when both stocks and higher-risk segments of the bond market were falling, especially during the first half of the period.

CURRENCY ALLOCATION AS OF 7/31/16 (%)

A note about risks

Absolute return funds are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns. They employ certain techniques, which are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. However, there is no guarantee that any investment strategy will be successful or that the fund's objectives will be achieved. Currency transactions are affected by fluctuations in exchange rates. The fund's losses could exceed the amount invested in its currency instruments. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions.Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       3

Discussion of fund performance

An interview with Portfolio Manager Dori S. Levanoni, First Quadrant LP

Dori S. Levanoni
Portfolio Manager
First Quadrant LP

How would you characterize the investment backdrop of the 12 months ended July 31, 2016?

The annual period proved to be a highly unusual time for the financial markets. From the beginning of August through the middle part of February, weaker global economic data, plunging commodity prices, and concerns about the potential for multiple interest-rate increases by the U.S. Federal Reserve (Fed) weighed heavily on the performance of higher-risk market segments.

This challenging backdrop changed for the better midway through the first calendar quarter of 2016 when the Bank of Japan and the European Central Bank (ECB) made aggressive shifts in their respective monetary policies. Most notably, the ECB joined Japan in moving short-term interest rates into negative territory. The Fed also took the market-friendly action of issuing a series of public statements indicating that it would maintain its gradual approach to raising interest rates. Together, these developments fueled a dramatic improvement in investor sentiment and led to a recovery in risk assets across the world's markets.

Volatility entered the mix once again in June, when the United Kingdom voted to leave the European Union (Brexit). While stocks and bonds both quickly regained their footing in the wake of this surprising news, the currency markets—and the British pound in particular—nonetheless experienced historic short-term moves in the immediate aftermath of the vote.

How did these events play out in the currency markets over the full year?

The U.S. dollar lost ground against a basket of major world currencies, reflecting investors' reduced expectations for Fed tightening, as rising rates tend to help a nation's currency, while falling rates

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       4

"... the fund's flexible strategy also permitted us to adjust and continue to produce positive returns once the investment backdrop shifted in the second half of the year."
generally act as a headwind. The Japanese yen produced the strongest returns due to its role as a safe-haven currency, while the Australian and New Zealand dollars posted solid gains. The Canadian dollar, Swiss franc, and Scandinavian currencies were flat to slightly down, while the British pound closed the year as the worst-performing currency due to the impact of the Brexit vote.

How did the fund perform?

The fund performed very well during the annual period, with its Class A shares returning 10.56% (excluding sales charges), outpacing the 0.12% return of its cash benchmark, the Citigroup 1-Month U.S. Treasury Bill Index.

In managing the fund, we seek to achieve three objectives: generate a positive absolute return, deliver performance that is uncorrelated with traditional asset classes, and provide a source of stability for investors when stock prices are falling. We were successful on all three counts in the 12 months ended July 31, 2016.

The fund delivered positive returns in the first half of the period when the financial markets were experiencing their largest degree of turbulence, providing meaningful diversification relative to a portfolio with a traditional mix of stocks and bonds. At the same time, the fund's flexible strategy also permitted us to adjust and continue to produce positive returns once the investment backdrop shifted in the second half of the year.

In terms of specific performance drivers, the fund's return was helped by positioning with respect to the Japanese yen and British pound and, to a lesser extent, the Swedish krona, euro, New Zealand dollar, and Canadian dollar. The fund was long in the yen consistently throughout the year, which enabled us to capitalize on the currency's strong relative performance. On the other hand, positioning with respect to the U.S. and Australian dollars detracted from returns, as did exposure to

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       5

"We continued to pursue a strategy that uses macroeconomic inputs, such as relative valuations, inflation, and investment flows, among other factors, to provide diversified, balanced exposure to the global currency markets."
the Singapore dollar and Norwegian krone. The fund was long in the U.S. dollar for the majority of the year, which detracted given the currency's small decline.

How would you characterize the fund's positioning?

We continued to pursue a strategy that uses macroeconomic inputs, such as relative valuations, inflation, and investment flows, among other factors, to provide diversified, balanced exposure to the global currency markets. In the uncertain macroeconomic environment, this active strategy translated to frequent changes in the fund as we moved between long and short positions in various currencies and shifted the magnitude of the fund's exposures. It is important to note that these moves weren't short-term trades or speculation, but rather disciplined responses to the changing top-down dynamics in the currency markets.

With this as background, the fund closed the period with long positions in the U.S. dollar, Japanese yen, New Zealand dollar, euro, and Canadian dollar. Conversely, it held short positions in the British pound, Swedish krona, Norwegian krone, Singapore dollar, and Australian dollar.

While we adopted a slightly more aggressive approach in July, we continued to see an opportunity in a defensive positioning in the current market landscape, as reflected in the fund's long positions in the yen, U.S. dollar, and euro. One reason we favor this defensive positioning is that the global bond markets have shown a high degree of anxiety about the macroeconomic outlook, as demonstrated by the sharp drop in yields that has occurred in recent months. Our signals suggest this is a more accurate indicator of the broader environment than the continued strength in equity markets, and we have positioned the fund accordingly.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       6

Do you have any closing thoughts?

The key drivers of currency performance shifted rapidly during the past year, and changing expectations for central bank policy played a substantial role in shaping the market's underlying trends. The fund's active strategy added value in this environment, and we believe it should continue to do so through what we expect will be volatile conditions in the months ahead.

MANAGED BY

Dori S. Levanoni On the fund since 2010 Investing since 1991
Jeppe F. Ladekarl On the fund since 2012 Investing since 1995

The views expressed in this report are exclusively those of Dori S. Levanoni, First Quadrant LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2016

Average annual total returns (%) with maximum sales charge				Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception[1]	5-year	Since inception[1]
Class A	7.30	2.95	-0.12	15.67	-0.71
Class C2	8.88	2.88	-0.29	15.24	-1.74
Class I3	11.05	4.02	0.80	21.80	4.87
Class R2[2,3]	10.87	3.73	0.53	20.10	3.20
Class R4[2,3]	10.86	3.87	0.66	20.89	4.03
Class R6[2,3]	11.08	4.11	0.90	22.31	5.55
Class NAV[3]	11.05	4.18	0.96	22.70	5.89
Index†	0.12	0.05	0.06	0.26	0.35

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 3.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2*	Class R4*	Class R6	Class NAV
Gross (%)	1.35	2.05	1.03	1.44	1.29	0.94	0.92
Net (%)	1.35	2.05	1.03	1.44	1.19	0.92	0.92

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

*	Expenses have been estimated for the first year of operations for Class R2 and Class R4 shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Citigroup 1-Month U.S. Treasury Bill Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Absolute Return Currency Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Citigroup 1-Month U.S. Treasury Bill Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C2,4	8-2-10	9,826	9,826	10,035
Class I3	8-2-10	10,487	10,487	10,035
Class R2[2,3]	8-2-10	10,320	10,320	10,035
Class R4[2,3]	8-2-10	10,403	10,403	10,035
Class R6[2,3]	8-2-10	10,555	10,555	10,035
Class NAV[3]	8-2-10	10,589	10,589	10,035

The Citigroup 1-Month U.S. Treasury Bill Index is a market value-weighted index of public obligators of the U.S. Treasury with maturities of one month.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 8-2-10.
2	Class C shares were first offered on 8-28-14; Class R2 and Class R4 shares were first offered on 3-27-15; Class R6 shares were first offered on 11-1-11. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C, Class R2, Class R4, and Class R6 shares, as applicable.
3	For certain types of investors as described in the fund's prospectuses.
4	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,047.10	$6.92	1.36%
Class C	1,000.00	1,044.10	10.47	2.06%
Class I	1,000.00	1,049.40	5.35	1.05%
Class R2	1,000.00	1,048.00	6.26	1.23%
Class R4	1,000.00	1,048.00	5.65	1.11%
Class R6	1,000.00	1,049.00	4.79	0.94%
Class NAV	1,000.00	1,048.80	4.79	0.94%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.10	$6.82	1.36%
Class C	1,000.00	1,014.60	10.32	2.06%
Class I	1,000.00	1,019.60	5.27	1.05%
Class R2	1,000.00	1,018.70	6.17	1.23%
Class R4	1,000.00	1,019.30	5.57	1.11%
Class R6	1,000.00	1,020.20	4.72	0.94%
Class NAV	1,000.00	1,020.20	4.72	0.94%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       11

Fund's investments

As of 7-31-16
Short-term investments 98.5%				$1,033,611,637
(Cost $1,033,435,394)
	Yield* (%)	Maturity date	Par value^	Value
U.S. Government 91.9%				964,593,845
U.S. Treasury Bills	0.250	09-01-16	200,000,000	$199,965,000
U.S. Treasury Bills	0.328	09-15-16	180,000,000	179,952,300
U.S. Treasury Bills	0.355	12-22-16	130,000,000	129,847,510
U.S. Treasury Bills	0.362	08-18-16	195,000,000	194,983,345
U.S. Treasury Bills	0.374	10-13-16	130,000,000	129,937,340
U.S. Treasury Bills (D)	0.412	11-10-16	130,000,000	129,908,350
	Yield (%)		Shares	Value
Money market funds 6.6%				69,017,792
State Street Institutional Liquid Reserves Fund, Premier Class	0.4552(Y)		69,017,792	$69,017,792
Total investments (Cost $1,033,435,394)† 98.5%				$1,033,611,637
Other assets and liabilities, net 1.5%				$15,538,368
Total net assets 100.0%				$1,049,150,005

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(Y)	The rate shown is the annualized seven-day yield as of 7-31-16.
*	Yield represents the annualized yield at the date of purchase.
†	At 7-31-16, the aggregate cost of investment securities for federal income tax purposes was $1,033,435,394. Net unrealized appreciation aggregated to $176,243, of which $176,243 related to appreciated investment securities and $0 related to depreciated investment securities.

The following table summarizes the forward foreign currency contracts held at July 31, 2016:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	75,396,424	USD	55,437,743	Deutsche Bank AG London	9/21/2016	$1,770,470	—	$1,770,470
AUD	478,220,077	USD	348,504,337	J. Aron & Company	9/21/2016	14,352,601	—	14,352,601
AUD	221,293,826	USD	165,782,881	Morgan Stanley Capital Services, Inc.	9/21/2016	2,127,261	—	2,127,261
AUD	679,366,012	USD	494,218,022	State Street Bank and Trust Company	9/21/2016	21,261,528	—	21,261,528
CAD	40,237,981	USD	30,822,837	Barclays Bank PLC Wholesale	9/21/2016	3,771	—	3,771
CAD	71,508,908	USD	55,226,050	Deutsche Bank AG London	9/21/2016	—	($442,558)	(442,558)
CAD	301,951,847	USD	232,052,753	J. Aron & Company	9/21/2016	—	(725,265)	(725,265)
CAD	665,130,957	USD	510,509,094	Morgan Stanley Capital Services, Inc.	9/21/2016	—	(947,465)	(947,465)
CAD	379,098,714	USD	293,457,622	State Street Bank and Trust Company	9/21/2016	—	(3,027,359)	(3,027,359)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       12

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
EUR	606,371,992	USD	677,895,446	Barclays Bank PLC Wholesale	9/21/2016	1,430,874	—	1,430,874
EUR	260,768,209	USD	290,387,712	Deutsche Bank AG London	9/21/2016	1,754,256	—	1,754,256
EUR	171,287,556	USD	191,449,293	J. Aron & Company	9/21/2016	446,353	—	446,353
EUR	120,156,109	USD	134,605,922	Morgan Stanley Capital Services, Inc.	9/21/2016	6,508	—	6,508
EUR	138,729,714	USD	155,225,812	State Street Bank and Trust Company	9/21/2016	194,867	—	194,867
GBP	42,661,586	USD	57,179,534	Barclays Bank PLC Wholesale	9/21/2016	—	(671,111)	(671,111)
GBP	153,407,744	USD	218,429,124	Deutsche Bank AG London	9/21/2016	—	(15,229,231)	(15,229,231)
GBP	35,839,925	USD	49,175,004	J. Aron & Company	9/21/2016	—	(1,702,375)	(1,702,375)
GBP	202,479,285	USD	282,549,045	Morgan Stanley Capital Services, Inc.	9/21/2016	—	(14,350,270)	(14,350,270)
GBP	172,776,873	USD	252,085,985	State Street Bank and Trust Company	9/21/2016	—	(23,230,249)	(23,230,249)
JPY	3,023,850,840	USD	28,456,532	Deutsche Bank AG London	9/21/2016	1,234,308	—	1,234,308
JPY	72,877,313,946	USD	668,248,717	J. Aron & Company	9/21/2016	47,325,155	—	47,325,155
JPY	17,502,801,281	USD	167,979,926	Morgan Stanley Capital Services, Inc.	9/21/2016	3,878,045	—	3,878,045
JPY	19,259,148,915	USD	181,714,107	State Street Bank and Trust Company	9/21/2016	7,389,237	—	7,389,237
NOK	537,682,432	USD	64,831,397	Barclays Bank PLC Wholesale	9/21/2016	—	(1,097,828)	(1,097,828)
NOK	1,417,518,856	USD	167,585,295	Deutsche Bank AG London	9/21/2016	438,669	—	438,669
NOK	3,234,574,595	USD	387,683,749	J. Aron & Company	9/21/2016	—	(4,277,172)	(4,277,172)
NOK	878,063,631	USD	105,007,070	Morgan Stanley Capital Services, Inc.	9/21/2016	—	(926,810)	(926,810)
NOK	330,233,368	USD	38,795,238	State Street Bank and Trust Company	9/21/2016	348,595	—	348,595
NZD	20,715,110	USD	14,684,527	Barclays Bank PLC Wholesale	9/21/2016	242,187	—	242,187
NZD	199,449,844	USD	139,469,541	Deutsche Bank AG London	9/21/2016	4,248,292	—	4,248,292
NZD	293,731,655	USD	205,831,938	J. Aron & Company	9/21/2016	5,822,662	—	5,822,662
NZD	678,349,139	USD	469,388,240	Morgan Stanley Capital Services, Inc.	9/21/2016	19,410,684	—	19,410,684
NZD	522,116,575	USD	368,239,951	State Street Bank and Trust Company	9/21/2016	7,982,275	—	7,982,275
SEK	988,273,128	USD	118,764,001	Deutsche Bank AG London	9/21/2016	—	(2,984,096)	(2,984,096)
SEK	716,150,529	USD	85,511,928	J. Aron & Company	9/21/2016	—	(1,612,210)	(1,612,210)
SEK	505,470,908	USD	60,832,671	Morgan Stanley Capital Services, Inc.	9/21/2016	—	(1,614,858)	(1,614,858)
SEK	1,525,095,929	USD	182,155,932	State Street Bank and Trust Company	9/21/2016	—	(3,485,225)	(3,485,225)
SGD	49,249,105	USD	36,560,267	Barclays Bank PLC Wholesale	9/21/2016	159,534	—	159,534
SGD	17,729,824	USD	13,197,381	Deutsche Bank AG London	9/21/2016	21,856	—	21,856
SGD	196,977,583	USD	144,855,938	Morgan Stanley Capital Services, Inc.	9/21/2016	2,009,218	—	2,009,218
SGD	63,681,749	USD	46,800,804	State Street Bank and Trust Company	9/21/2016	679,878	—	679,878

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       13

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	349,033,992	AUD	481,118,543	Barclays Bank PLC Wholesale	9/21/2016	—	(16,022,202)	(16,022,202)
USD	165,666,333	AUD	223,651,163	Deutsche Bank AG London	9/21/2016	—	(4,032,472)	(4,032,472)
USD	174,579,057	AUD	235,651,721	J. Aron & Company	9/21/2016	—	(4,225,357)	(4,225,357)
USD	333,517,046	AUD	454,726,644	Morgan Stanley Capital Services, Inc.	9/21/2016	—	(11,513,884)	(11,513,884)
USD	315,255,103	AUD	427,373,440	State Street Bank and Trust Company	9/21/2016	—	(9,021,155)	(9,021,155)
USD	224,855,667	CAD	292,066,732	Barclays Bank PLC Wholesale	9/21/2016	1,101,235	—	1,101,235
USD	139,361,606	CAD	181,362,280	Deutsche Bank AG London	9/21/2016	418,653	—	418,653
USD	148,444,791	CAD	192,792,407	J. Aron & Company	9/21/2016	745,136	—	745,136
USD	103,471,387	CAD	133,864,089	Morgan Stanley Capital Services, Inc.	9/21/2016	917,143	—	917,143
USD	155,982,723	CAD	202,039,065	State Street Bank and Trust Company	9/21/2016	1,199,136	—	1,199,136
USD	251,804,307	EUR	225,590,290	Deutsche Bank AG London	9/21/2016	—	(927,386)	(927,386)
USD	180,196,822	EUR	160,327,724	J. Aron & Company	9/21/2016	579,619	—	579,619
USD	405,791,699	EUR	362,094,246	Morgan Stanley Capital Services, Inc.	9/21/2016	132,872	—	132,872
USD	206,207,063	EUR	182,752,675	State Street Bank and Trust Company	9/21/2016	1,466,898	—	1,466,898
USD	141,763,883	GBP	97,707,549	Barclays Bank PLC Wholesale	9/21/2016	12,343,014	—	12,343,014
USD	164,186,871	GBP	124,979,801	Deutsche Bank AG London	9/21/2016	—	(1,358,110)	(1,358,110)
USD	476,442,331	GBP	331,854,602	J. Aron & Company	9/21/2016	36,876,388	—	36,876,388
USD	101,336,593	GBP	77,651,685	Morgan Stanley Capital Services, Inc.	9/21/2016	—	(1,518,803)	(1,518,803)
USD	116,270,554	GBP	89,167,504	State Street Bank and Trust Company	9/21/2016	—	(1,838,393)	(1,838,393)
USD	51,335,878	JPY	5,577,412,093	Barclays Bank PLC Wholesale	9/21/2016	—	(3,428,083)	(3,428,083)
USD	80,419,676	JPY	8,340,704,410	Deutsche Bank AG London	9/21/2016	—	(1,476,733)	(1,476,733)
USD	82,705,872	JPY	8,590,773,805	J. Aron & Company	9/21/2016	—	(1,645,936)	(1,645,936)
USD	305,513,397	JPY	32,784,614,664	Morgan Stanley Capital Services, Inc.	9/21/2016	—	(16,394,921)	(16,394,921)
USD	351,265,184	JPY	37,568,772,786	State Street Bank and Trust Company	9/21/2016	—	(17,618,228)	(17,618,228)
USD	152,999,919	NOK	1,283,867,496	Deutsche Bank AG London	9/21/2016	818,161	—	818,161
USD	65,176,737	NOK	548,318,098	J. Aron & Company	9/21/2016	182,482	—	182,482
USD	425,914,813	NOK	3,565,140,798	Morgan Stanley Capital Services, Inc.	9/21/2016	3,324,950	—	3,324,950
USD	188,914,079	NOK	1,569,188,340	State Street Bank and Trust Company	9/21/2016	2,912,144	—	2,912,144
USD	250,984,071	NZD	367,574,048	Barclays Bank PLC Wholesale	9/21/2016	—	(13,879,240)	(13,879,240)
USD	50,351,409	NZD	71,426,375	Deutsche Bank AG London	9/21/2016	—	(1,116,386)	(1,116,386)
USD	189,194,819	NZD	273,824,778	J. Aron & Company	9/21/2016	—	(8,115,461)	(8,115,461)
USD	69,935,087	NZD	98,828,784	Morgan Stanley Capital Services, Inc.	9/21/2016	—	(1,278,100)	(1,278,100)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       14

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	181,085,510	NZD	253,824,351	State Street Bank and Trust Company	9/21/2016	—	(1,813,033)	(1,813,033)
USD	171,662,210	SEK	1,423,457,374	Barclays Bank PLC Wholesale	9/21/2016	4,898,840	—	4,898,840
USD	159,241,529	SEK	1,340,889,875	Deutsche Bank AG London	9/21/2016	2,151,253	—	2,151,253
USD	159,804,809	SEK	1,336,686,938	J. Aron & Company	9/21/2016	3,206,920	—	3,206,920
USD	152,845,804	SEK	1,274,658,161	Morgan Stanley Capital Services, Inc.	9/21/2016	3,514,819	—	3,514,819
USD	309,861,364	SEK	2,618,998,154	State Street Bank and Trust Company	9/21/2016	3,035,908	—	3,035,908
USD	73,381,873	SGD	101,729,291	Barclays Bank PLC Wholesale	9/21/2016	—	(2,466,799)	(2,466,799)
USD	74,037,573	SGD	99,983,182	Deutsche Bank AG London	9/21/2016	—	(509,212)	(509,212)
USD	140,438,353	SGD	192,514,060	J. Aron & Company	9/21/2016	—	(3,098,830)	(3,098,830)
USD	164,343,687	SGD	222,665,700	Morgan Stanley Capital Services, Inc.	9/21/2016	—	(1,674,354)	(1,674,354)
USD	406,752,197	SGD	555,044,005	State Street Bank and Trust Company	9/21/2016	—	(7,084,862)	(7,084,862)
						$224,364,655	($208,382,022)	$15,982,633

Currency Abbreviations
AUD	Australian Dollar	NOK	Norwegian Krone
CAD	Canadian Dollar	NZD	New Zealand Dollar
EUR	Euro	SEK	Swedish Krona
GBP	Pound Sterling	SGD	Singapore Dollar
JPY	Japanese Yen	USD	United States Dollar

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       15

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-16

Assets
Investments, at value (Cost $1,033,435,394)	$1,033,611,637
Receivable for fund shares sold	462,481
Unrealized appreciation on forward foreign currency contracts	224,364,655
Interest receivable	26,413
Receivable due from advisor	52
Other receivables and prepaid expenses	48,625
Total assets	1,258,513,863
Liabilities
Unrealized depreciation on forward foreign currency contracts	208,382,022
Payable for fund shares repurchased	804,044
Payable to affiliates
Accounting and legal services fees	18,625
Transfer agent fees	22,314
Distribution and service fees	4
Trustees' fees	732
Other liabilities and accrued expenses	136,117
Total liabilities	209,363,858
Net assets	$1,049,150,005
Net assets consist of
Paid-in capital	$1,133,971,215
Accumulated net investment loss	(4,062,847)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(96,917,239)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	16,158,876
Net assets	$1,049,150,005

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($20,672,526 ÷ 2,269,332 shares)[1]	$9.11
Class C ($995,326 ÷ 107,867 shares)[1]	$9.23
Class I ($210,447,856 ÷ 22,515,390 shares)	$9.35
Class R2 ($117,757 ÷ 12,559 shares)	$9.38
Class R4 ($107,932 ÷ 11,494 shares)	$9.39
Class R6 ($37,933,604 ÷ 4,027,349 shares)	$9.42
Class NAV ($778,875,004 ÷ 82,427,433 shares)	$9.45
Maximum offering price per share
Class A (net asset value per share ÷ 97%)[2]	$9.39

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       16

STATEMENT OF OPERATIONS  For the year ended 7-31-16

Investment income
Interest	$2,383,600
Expenses
Investment management fees	9,509,881
Distribution and service fees	69,323
Accounting and legal services fees	127,820
Transfer agent fees	277,945
Trustees' fees	18,887
State registration fees	98,761
Printing and postage	53,587
Professional fees	124,806
Custodian fees	125,853
Registration and filing fees	41,730
Other	27,290
Total expenses	10,475,883
Less expense reductions	(130,309)
Net expenses	10,345,574
Net investment loss	(7,961,974)
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	107,958,202
107,958,202
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	17,167,946
17,167,946
Net realized and unrealized gain	125,126,148
Increase in net assets from operations	$117,164,174

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       17

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-16	Year ended 7-31-15
Increase (decrease) in net assets
From operations
Net investment loss	($7,961,974)	($15,453,235)
Net realized gain (loss)	107,958,202	(174,699,969)
Change in net unrealized appreciation (depreciation)	17,167,946	(28,175,258)
Increase (decrease) in net assets resulting from operations	117,164,174	(218,328,462)
Distributions to shareholders
From net realized gain
Class A	—	(1,637,943)
Class C1	—	(24,236)
Class I	—	(12,995,769)
Class R6	—	(3,057,072)
Class NAV	—	(42,076,790)
Total distributions	—	(59,791,810)
From fund share transactions	(383,995,103)	(289,921,671)
Total decrease	(266,830,929)	(568,041,943)
Net assets
Beginning of year	1,315,980,934	1,884,022,877
End of year	$1,049,150,005	$1,315,980,934
Accumulated net investment loss	($4,062,847)	($8,238,495)

1	The inception date for Class C shares is 8-28-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       18

Financial highlights

Class A Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$8.23	$9.63	$9.91	$9.16	$8.58
Net investment loss[1]	(0.10)	(0.12)	(0.13)	(0.14)	(0.14)
Net realized and unrealized gain (loss) on investments	0.98	(0.98)	0.50	1.02	0.72
Total from investment operations	0.88	(1.10)	0.37	0.88	0.58
Less distributions
From net realized gain	—	(0.30)	(0.65)	(0.13)	—
Net asset value, end of period	$9.11	$8.23	$9.63	$9.91	$9.16
Total return (%)[2,3]	10.56	(11.51)	4.13	9.69	6.76
Ratios and supplemental data
Net assets, end of period (in millions)	$21	$22	$48	$28	$11
Ratios (as a percentage of average net assets):
Expenses before reductions	1.37	1.37	1.42	1.61	1.74
Expenses including reductions	1.36	1.35	1.42	1.60	1.60
Net investment loss	(1.13)	(1.29)	(1.36)	(1.50)	(1.53)
Portfolio turnover (%)[4]	0	0	0	0	0

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	Does not reflect the effect of sales charges, if any.
4	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       19

Class C Shares Period ended	7-31-16	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$8.40	$10.01
Net investment loss[2]	(0.16)	(0.18)
Net realized and unrealized gain (loss) on investments	0.99	(1.13)
Total from investment operations	0.83	(1.31)
Less distributions
From net realized gain	—	(0.30)
Net asset value, end of period	$9.23	$8.40
Total return (%)[3,4]	9.88	(13.29	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.07	3.04	[7]
Expenses including reductions	2.06	2.25	[7]
Net investment loss	(1.81)	(2.19	) [7]
Portfolio turnover (%)[8]	0	0

1	The inception date for Class C shares is 8-28-14.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       20

Class I Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$8.42	$9.81	$10.05	$9.24	$8.61
Net investment loss[1]	(0.07)	(0.09)	(0.10)	(0.10)	(0.10)
Net realized and unrealized gain (loss) on investments	1.00	(1.00)	0.51	1.04	0.73
Total from investment operations	0.93	(1.09)	0.41	0.94	0.63
Less distributions
From net realized gain	—	(0.30)	(0.65)	(0.13)	—
Net asset value, end of period	$9.35	$8.42	$9.81	$10.05	$9.24
Total return (%)[2]	11.05	(11.29)	4.49	10.26	7.32
Ratios and supplemental data
Net assets, end of period (in millions)	$210	$371	$392	$65	$43
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	1.03	1.05	1.11	1.17
Expenses including reductions	1.04	1.02	1.05	1.11	1.17
Net investment loss	(0.82)	(0.96)	(1.00)	(1.01)	(1.10)
Portfolio turnover (%)[3]	0	0	0	0	0

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       21

Class R2 Shares Period ended	7-31-16	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$8.46	$8.70
Net investment loss[2]	(0.09)	(0.03)
Net realized and unrealized gain (loss) on investments	1.01	(0.21)
Total from investment operations	0.92	(0.24)
Net asset value, end of period	$9.38	$8.46
Total return (%)[3]	10.87	(2.76	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	1.18	[6]
Expenses including reductions	1.22	1.16	[6]
Net investment loss	(0.98)	(1.08	) [6]
Portfolio turnover (%)[7]	0	0

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       22

Class R4 Shares Period ended	7-31-16	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$8.47	$8.70
Net investment loss[2]	(0.08)	(0.03)
Net realized and unrealized gain (loss) on investments	1.00	(0.20)
Total from investment operations	0.92	(0.23)
Net asset value, end of period	$9.39	$8.47
Total return (%)[3]	10.86	(2.64	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.18	[6]
Expenses including reductions	1.10	1.06	[6]
Net investment loss	(0.87)	(0.98	) [6]
Portfolio turnover (%)[7]	0	0

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the period.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       23

Class R6 Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$8.48	$9.86	$10.09	$9.27	$9.29
Net investment loss[2]	(0.06)	(0.08)	(0.09)	(0.09)	(0.07)
Net realized and unrealized gain (loss) on investments	1.00	(1.00)	0.51	1.04	0.05
Total from investment operations	0.94	(1.08)	0.42	0.95	(0.02)
Less distributions
From net realized gain	—	(0.30)	(0.65)	(0.13)	—
Net asset value, end of period	$9.42	$8.48	$9.86	$10.09	$9.27
Total return (%)[3]	11.08	(11.13)	4.58	10.34	(0.22	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$38	$37	$81	$4	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	0.96	0.94	1.04	1.52	1.40	[5]
Expenses including reductions	0.93	0.90	0.99	1.05	1.05	[5]
Net investment loss	(0.71)	(0.84)	(0.94)	(0.95)	(0.97	) [5]
Portfolio turnover (%)[6]	0	0	0	0	0

1	Inception date for Class R6 shares is 11-1-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       24

Class NAV Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$8.50	$9.89	$10.11	$9.28	$8.63
Net investment loss[1]	(0.06)	(0.08)	(0.08)	(0.08)	(0.08)
Net realized and unrealized gain (loss) on investments	1.01	(1.01)	0.51	1.04	0.73
Total from investment operations	0.95	(1.09)	0.43	0.96	0.65
Less distributions
From net realized gain	—	(0.30)	(0.65)	(0.13)	—
Net asset value, end of period	$9.45	$8.50	$9.89	$10.11	$9.28
Total return (%)[2]	11.05	(11.10)	4.66	10.43	7.53
Ratios and supplemental data
Net assets, end of period (in millions)	$779	$886	$1,363	$1,098	$901
Ratios (as a percentage of average net assets):
Expenses before reductions	0.94	0.91	0.91	0.92	0.94
Expenses including reductions	0.93	0.90	0.91	0.92	0.93
Net investment loss	(0.71)	(0.84)	(0.85)	(0.82)	(0.86)
Portfolio turnover (%)[3]	0	0	0	0	0

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
3	The calculation of portfolio turnover excludes amounts from securities whose maturities or expiration dates at the time of acquisition were one year or less, which represents a significant amount of the investments held by the fund. As a result, the portfolio turnover is 0%.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       25

Notes to financial statements

Note 1 — Organization

John Hancock Absolute Return Currency Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek to achieve absolute return from investments in currency markets.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       26

securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

As of July 31, 2016, all investments are categorized as Level 2 under the hierarchy described above, except for the money market fund, which is categorized as Level 1.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended July 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended July 31, 2016 were $3,796.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       27

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2016, the fund has a short-term capital loss carryforward of $4,190,312 and a long-term capital loss carryforward of $64,780,722 available to offset future net realized capital gains. These carryforwards as of July 31, 2016 do not expire.

Qualified late year ordinary losses of $4,062,847 are treated as occurring on August 1, 2016, the first day of the fund's next taxable year.

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2016 and 2015 were as follows:

	July 31, 2016	July 31, 2015
Ordinary income	—	$16,120,804
Long-term capital gains	—	43,671,006
Total	—	$59,791,810

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2016, the fund has no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to net operating losses and derivative transactions.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       28

deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2016, the fund used forward foreign currency contracts to manage and gain exposure to foreign currencies. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $8.4 billion to $16.6 billion, as measured at each quarter end. The contracts held by the fund at July 31, 2016 are presented in the Fund's investments.

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	$224,364,655	($208,382,022)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects the fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays Bank PLC Wholesale	($17,385,808)	—	8,062,366	($9,323,442)
Deutsche Bank AG London	(15,220,266)	—	13,504,211	(1,716,055)
J. Aron & Company	84,134,710	$65,190,000	—	18,944,710
Morgan Stanley Capital Services, Inc.	(14,897,965)	—	11,893,445	(3,004,520)
State Street Bank and Trust Company	(20,648,038)	—	15,677,952	(4,970,086)

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       29

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Totals	$15,982,633	$65,190,000	$49,137,974	($69,393)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2016:

Risk	Statement of operations location	Investments and foreign currency transactions*
Foreign currency	Net realized gain (loss) on	$108,118,906

*Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2016:

Risk	Statement of operations location	Investments and translation of assets and liabilities in foreign currencies*
Foreign currency	Change in net unrealized appreciation (depreciation)	$17,030,462

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, on an annual basis, equal to the sum of: a) 0.95% of the first $250 million of the fund's average daily net assets; b) 0.90% of the next $250 million of the fund's average daily net assets; and c) 0.85% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with First Quadrant, L.P. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to December 1, 2015, the Advisor had contractually agreed to reduce all or a portion of its management fee and/or make payment to the fund to the extent necessary to maintain the fund's total operating expenses at 2.25% for Class C shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       30

expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, underlying fund expenses (acquired fund fees) and short dividend expense.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on an annualized basis attributable to the class. The class expense waiver expires on November 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the year ended July 31, 2016:

Class	Expense reduction	Class	Expense reduction
Class A	$2,342	Class R4	$10
Class C	81	Class R6	10,040
Class I	25,379	Class NAV	92,341
Class R2	12	Total	$130,205

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2016 were equivalent to a net annual effective rate of 0.87% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2016, amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule 12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. Reimbursements related to this contractual waiver amounted to $104 for Class R4 shares for the year ended July 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $21,838 for the year ended July 31, 2016. Of this amount, $4,434 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $17,397 was paid as sales commissions to broker-dealers and $7 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       31

connection with the sale of these shares. During the year ended July 31, 2016, CDSCs received by the Distributor amounted to $0 and $600 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$61,195	$25,718
Class C	7,574	955
Class I	—	245,342
Class R2	295	18
Class R4	259	17
Class R6	—	5,895
Total	$69,323	$277,945

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2016 and 2015 were as follows:

		Year ended 7-31-16		Year ended 7-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,128,672	$9,896,458	2,012,498	$18,688,878
Distributions reinvested	—	—	184,097	1,634,783
Repurchased	(1,515,042)	(13,090,285)	(4,525,325)	(38,916,466)
Net decrease	(386,370)	($3,193,827)	(2,328,730)	($18,592,805)
Class C shares[1]
Sold	87,146	$785,965	116,676	$1,102,452
Distributions reinvested	—	—	2,327	21,201
Repurchased	(34,960)	(310,722)	(63,322)	(538,099)
Net increase	52,186	$475,243	55,681	$585,554
Class I shares
Sold	6,020,596	$54,481,268	19,351,101	$175,981,368
Distributions reinvested	—	—	1,408,003	12,756,508
Repurchased	(27,517,945)	(237,748,884)	(16,750,813)	(149,411,252)
Net increase (decrease)	(21,497,349)	($183,267,616)	4,008,291	$39,326,624

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       32

		Year ended 7-31-16		Year ended 7-31-15
	Shares	Amount	Shares	Amount
Class R2 shares[2]
Sold	1,278	$11,342	11,494	$100,000
Repurchased	(213)	(1,971)	—	—
Net increase	1,065	$9,371	11,494	$100,000
Class R4 shares[2]
Sold	—	—	11,494	$100,000
Net increase	—	—	11,494	$100,000
Class R6 shares
Sold	1,462,106	$13,114,761	5,547,249	$55,100,978
Distributions reinvested	—	—	79,635	726,268
Repurchased	(1,746,085)	(15,194,097)	(9,535,499)	(84,689,379)
Net decrease	(283,979)	($2,079,336)	(3,908,615)	($28,862,133)
Class NAV shares
Sold	7,977,438	$73,142,823	16,335,709	$148,509,774
Distributions reinvested	—	—	4,598,556	42,076,790
Repurchased	(29,757,436)	(269,081,761)	(54,520,853)	(473,165,475)
Net decrease	(21,779,998)	($195,938,938)	(33,586,588)	($282,578,911)
Total net decrease	(43,894,445)	($383,995,103)	(35,736,973)	($289,921,671)

1 The inception date for Class C shares is 8-28-14.

2 The inception date for Class R2 and Class R4 shares is 3-27-15.

Affiliates of the fund owned 92%, 100% and 100% of shares of beneficial interest of Class R2, Class R4 and Class NAV, respectively, on July 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

For the year ended July 31, 2016, all purchases and sales of securities were short-term.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2016, funds within the John Hancock group of funds complex held 74.0% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Lifestyle Balanced Portfolio	20.4%
John Hancock Lifestyle Growth Portfolio	18.3%
John Hancock Lifestyle Conservative Portfolio	8.3%
John Hancock Lifestyle Moderate Portfolio	7.2%
John Hancock Alternative Asset Allocation Portfolio	7.0%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Absolute Return Currency Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Absolute Return Currency Fund (the "Fund") at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2016

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with First Quadrant, L.P. (the Subadvisor), for John Hancock Absolute Return Currency Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 21-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its

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operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-year period ended December 31, 2015 and outperformed its benchmark index for the three- and five-year periods ended December 31, 2015. The Board also noted that the fund underperformed its peer group average for the one-, three-, and five-year periods ended December 31, 2015. The Board took into account management's discussion of the fund's performance, including the favorable performance relative

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to the benchmark index for the three- and five-year periods. The Board concluded that the fund's performance has generally been in line with the historical performance of the fund's benchmark index over the longer term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net total expenses for the fund are lower than the peer group median and net management fees are above the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

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(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

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regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with the historical performance of comparable funds and the fund's benchmark index;

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(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       44

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

First Quadrant, L.P.

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK ABSOLUTE RETURN CURRENCY FUND       45

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Absolute Return Currency Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF309259	364A 7/16 9/16

John Hancock

Fundamental Large Cap Value Fund

Annual report 7/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile stretch for equity investors. Major U.S. equity indexes endured two corrections—declines of 10% or more—during the past year, but recovered quickly both times. The rally that began in 2009 has remained intact, and the S&P 500 Index and Dow Jones Industrial Average both went on to hit new all-time highs in July. One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. The U.K.'s vote in late June to leave the European Union (Brexit) has added uncertainty to the outlook for the global economy, and it remains to be seen whether other countries seek to follow suit. Our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity, which should help support markets.

As this dynamic plays out, it is prudent to expect continued market volatility. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States. It is not possible to invest directly in an index. Diversification does not guarantee a profit or eliminate the risk of a loss.

This commentary reflects the CEO's views as of July 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental Large Cap Value Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
25	Notes to financial statements
33	Auditor's report
34	Tax information
35	Continuation of investment advisory and subadvisory agreements
40	Trustees and Officers
44	More information

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16 (%)

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks gained, despite volatility

U.S. stocks hit a new record late in the period, despite being buffeted throughout the year by shifting expectations for economic growth and interest rates, changes in the direction of energy prices, and global economic uncertainty.

More defensive sectors led the way

In a choppy market environment, risk-averse investors favored more defensive sectors, including telecommunication services and utilities, large- and mid-cap stocks, and value over growth.

Security selection drove most of the fund's underperformance

The fund lagged the benchmark Russell 1000 Value Index, largely because of stock picks in the financials sector.

SECTOR COMPOSITION AS OF 7/31/16 (%)

A note about risks

Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. Value stocks may perform differently from the market as a whole, and following a value-oriented investment strategy may cause a fund to, at times, underperform equity funds that use other investment strategies. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Foreign investing has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy) Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the market backdrop for the 12 months ended July 31, 2016?

It was a challenging, back-and-forth year, largely driven by macroeconomic factors. U.S. stocks fell at various points because of concern over China's slowing economic growth, declining commodity prices, and uncertainty around U.S. interest rates. A rout in the junk bond market last December and a collapse in oil prices in January further pressured returns. Then, in June, the U.K.'s vote to leave the European Union delayed expectations for a U.S. interest-rate hike, causing another sharp downturn.

However, throughout the year, pockets of encouraging U.S. economic data periodically raised hopes for an interest-rate increase and spurred stocks higher. The U.S. Federal Reserve's decision in December to inch its key short-term interest-rate target higher for the first time in over nine years and a rally in oil prices this past spring further encouraged investors. With the help of record low bond yields worldwide, better-than-expected corporate earnings reports, and a positive jobs report late in the period, the U.S. equity market reached new highs in July. Mid- and large-cap stocks beat small caps by a wide margin this past year, and value stocks outperformed growth.

Which sectors within the fund's benchmark, the Russell 1000 Value Index, stood out?

In a choppy market environment, the more defensive, dividend-paying utilities and telecommunication services sectors posted the strongest gains by far. Material stocks were also standouts, buoyed by rising commodity prices. Gold prices, in particular, rose significantly, benefiting as growing risk aversion, global economic uncertainty, and declining bond yields pushed investors toward perceived safer havens. Elsewhere, industrial stocks rallied nicely. By contrast, financials were the weakest performers in the benchmark, hurt by continued low interest rates. Consumer discretionary stocks also ended the year with a decline, pressured by concern about the outlook for consumer spending.

How did the fund fare in this volatile environment?

It was a very disappointing year for the fund. Our long-term focus on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods,

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       4

"Security selection in the financials sector... was particularly disappointing, accounting for the lion's share of underperformance relative to the benchmark."
and discounted prices relative to our estimate of intrinsic value did not work well over this period. Security selection in the financials sector—the largest allocation of the fund's assets—was particularly disappointing, accounting for the lion's share of underperformance relative to the benchmark. In addition, a lack of exposure to the strong-performing utilities sector and security selection in the industrials sector proved costly.

Which financial stocks detracted the most?

The biggest individual detractor was Santander Consumer USA Holdings, Inc., a company that specializes in auto loans to subprime borrowers. Its shares fell sharply amid concern that U.S. auto sales had peaked and trends in the subprime loan market were deteriorating. A management transition and the parent company's move to add debt to the U.S. subsidiary's balance sheet further pressured the stock. These concerns led us to eliminate Santander from the fund before period end. In addition, diversified banks Citigroup, Inc. and Bank of America Corp., which were top 10 holdings and large overweights throughout the period, posted sizable declines this past year. Both were hurt as continued low interest rates pressured their net interest margins, which is the difference between what banks earn on loans and what they pay out on savings accounts. Worries about the impact declining oil prices and slowing global growth might have on the banks' loan portfolios also hampered returns.

Our investment in property and casualty insurer American International Group, Inc. sank, as low

TOP 10 HOLDINGS AS OF 7/31/16 (%)

JPMorgan Chase & Co.	4.7
Citigroup, Inc.	4.4
Bank of America Corp.	4.2
General Electric Company	4.0
Exxon Mobil Corp.	3.9
American International Group, Inc.	3.7
Apple, Inc.	3.3
The Goldman Sachs Group, Inc.	3.2
Lowe's Companies, Inc.	3.2
Louisiana-Pacific Corp.	3.1
TOTAL	37.7
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       5

"Although not enough to make up for the underperformance elsewhere, security selection in consumer staples helped relative performance..."
interest rates depressed profits and the slow pace of the company's turnaround frustrated investors. Shares of diversified financial companies The Goldman Sachs Group, Inc. and Morgan Stanley were also down significantly, hurt by slowdowns in mergers and acquisitions, initial public offerings, and trading volumes. Another disappointment was CIT Group, Inc., a financial holding company that offers loans and leases to small and midsize businesses. Like the banks, it was hurt by continued low interest rates that depressed its net interest margins. Many of these stocks were also top holdings and overweights, which magnified their impact on relative performance.

Where did the fund gain ground versus the index?

Although not enough to make up for the underperformance elsewhere, security selection in consumer staples helped relative performance; however, top individual contributors came from other sectors. In consumer discretionary, investment in Germany-based athletic apparel company Adidas AG, an out-of-index position, stood out. Its shares rose as the company's turnaround efforts led to better-than-expected financial results. The appointment this past January of a new, well-regarded CEO fueled added gains. We locked in profits and sold the fund's stake in Adidas before period end. In materials, the fund benefited from owning Louisiana-Pacific Corp., a leading manufacturer of oriented strand board (OSB), an engineered wood particleboard. Its stock rallied as better U.S. housing starts helped fuel a rebound in OSB prices.

Two information technology stocks were notable: eBay, Inc. and Samsung Electronics Company, Ltd. Online retailer eBay benefited from spinning off its PayPal payment processing business as a separate company last summer and refocusing on its core business, improving the customer

COUNTRY COMPOSITION AS OF 7/31/16 (%)

United States	87.9
Ireland	2.4
Netherlands	2.0
Switzerland	1.6
South Korea	1.5
United Kingdom	1.4
France	1.2
Belgium	1.0
Canada	1.0
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       6

experience and increasing gross merchandise value. Under new management, the company saw a reacceleration in revenue growth that helped attract investors, driving a strong gain in the stock. Shares of South Korea-based semiconductor and consumer electronics conglomerate Samsung received a boost from the company's latest Galaxy smartphones, which have been well received by consumers, and from better profit margins, driven in part by demand for DRAM (dynamic random access memory) chips. All four of these contributors were not in the benchmark.

How was the fund positioned at period end?

The fund still had an economically sensitive bias, as evidenced by its sizable overweight in the consumer discretionary sector; here we favored companies with exposure to the U.S. housing recovery. The fund's biggest sector weight in absolute terms was in financials, a sector that stands to benefit from higher interest rates. The fund also had a modest overweight allocation to information technology. Financials, consumer discretionary, and information technology accounted for 57% of the fund's net assets at period end.

Can you tell us about a management change?

After more than 45 years in the business, portfolio manager Walter T. McCormick, CFA, retired on April 1, 2016.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Nicholas P. Renart On the fund since 2015 Investing since 2005

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2016

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception		5-year	Since inception
Class A	-7.77	10.91	9.36	[1]	67.86	58.79	[1]
Class C	-4.51	—	0.64	[2]	—	1.35	[2]
Class I3	-2.64	12.48	10.85	[1]	80.01	70.29	[1]
Class R2[3,4]	-2.88	12.20	10.59	[1]	77.78	68.21	[1]
Class R4[3,4]	-2.70	12.24	10.63	[1]	78.10	68.51	[1]
Class R6[3,4]	-2.53	12.70	11.09	[1]	81.81	72.17	[1]
Class NAV[3]	-2.54	—	16.33	[5]	—	111.17	[5]
Index†	5.38	12.75	11.13	[1]	82.21	72.55	[1]

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2*	Class R4*	Class R6*	Class NAV
Gross (%)	1.08	1.79	0.77	1.19	1.04	0.69	0.67
Net (%)	1.08	1.79	0.77	1.19	0.94	0.67	0.67

*Expenses have been estimated for the classes' first year of operations.

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 1000 Value Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental Large Cap Value Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 1000 Value Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C6	6-27-14	10,135	10,135	11,036
Class I3	6-1-11	17,029	17,029	17,255
Class R2[3,4]	6-1-11	16,821	16,821	17,255
Class R4[3,4]	6-1-11	16,851	16,851	17,255
Class R6[3,4]	6-1-11	17,217	17,217	17,255
Class NAV[3]	8-23-11	21,117	21,117	21,059

The Russell 1000 Value Index is an unmanaged index containing those securities in the Russell 1000 Index with a less-than-average growth orientation.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-1-11.
2	From 6-27-14.
3	For certain types of investors as described in the fund's prospectuses.
4	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15. Returns prior to this date are that of Class A shares that have been recalculated to apply gross fees and expenses of Class R2, Class R4, and Class R6 shares, as applicable.
5	From 8-23-11.
6	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,111.10	$5.77	1.10%
Class C	1,000.00	1,107.40	9.43	1.80%
Class I	1,000.00	1,112.40	4.15	0.79%
Class R2	1,000.00	1,110.70	5.72	1.09%
Class R4	1,000.00	1,111.60	4.46	0.85%
Class R6	1,000.00	1,113.40	3.63	0.69%
Class NAV	1,000.00	1,113.40	3.52	0.67%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.40	$5.52	1.10%
Class C	1,000.00	1,015.90	9.02	1.80%
Class I	1,000.00	1,020.90	3.97	0.79%
Class R2	1,000.00	1,019.40	5.47	1.09%
Class R4	1,000.00	1,020.60	4.27	0.85%
Class R6	1,000.00	1,021.40	3.47	0.69%
Class NAV	1,000.00	1,021.50	3.37	0.67%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       11

Fund's investments

As of 7-31-16
	Shares	Value
Common stocks 99.8%		$1,225,455,926
(Cost $954,638,511)
Consumer discretionary 13.3%		163,200,595
Household durables 8.6%
Lennar Corp., Class A	796,016	37,253,549
NVR, Inc. (I)	18,090	30,843,450
Tempur Sealy International, Inc. (I)	490,393	37,088,423
Specialty retail 3.2%
Group 1 Automotive, Inc.	14,891	928,007
Lowe's Companies, Inc.	473,862	38,989,365
Textiles, apparel and luxury goods 1.5%
Ralph Lauren Corp.	184,502	18,097,801
Consumer staples 10.5%		128,458,908
Beverages 6.5%
Anheuser-Busch InBev NV, ADR	95,519	12,363,979
Diageo PLC, ADR	137,983	16,080,539
Heineken Holding NV	293,935	24,627,453
PepsiCo, Inc.	239,834	26,122,719
Food products 1.2%
Danone SA	193,087	14,808,553
Household products 1.4%
The Procter & Gamble Company	198,786	17,014,094
Tobacco 1.4%
Imperial Brands PLC	22,240	1,171,980
Philip Morris International, Inc.	162,274	16,269,591
Energy 10.2%		125,477,821
Oil, gas and consumable fuels 10.2%
Chevron Corp.	184,632	18,921,087
Exxon Mobil Corp.	534,646	47,556,762
Kinder Morgan, Inc.	787,935	16,018,719
Occidental Petroleum Corp.	409,950	30,635,564
Suncor Energy, Inc.	458,777	12,345,689
Financials 29.8%		365,530,215
Banks 16.4%
Bank of America Corp.	3,561,651	51,608,323
CIT Group, Inc.	572,214	19,775,716
Citigroup, Inc.	1,231,596	53,956,221
JPMorgan Chase & Co.	909,977	58,211,229
Wells Fargo & Company	381,480	18,299,596

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       12

	Shares	Value
Financials (continued)
Capital markets 9.2%
AllianceBernstein Holding LP	1,191,387	$28,545,633
Invesco, Ltd.	140,798	4,108,486
Morgan Stanley	993,402	28,540,439
State Street Corp.	186,040	12,237,711
The Goldman Sachs Group, Inc.	246,663	39,172,551
Consumer finance 0.5%
American Express Company	95,385	6,148,517
Insurance 3.7%
American International Group, Inc.	825,235	44,925,793
Health care 8.8%		108,088,366
Biotechnology 3.1%
Amgen, Inc.	112,019	19,270,629
Gilead Sciences, Inc.	230,751	18,337,782
Health care equipment and supplies 2.4%
Medtronic PLC	340,305	29,820,927
Pharmaceuticals 3.3%
Merck & Company, Inc.	365,897	21,463,518
Novartis AG, ADR	230,549	19,195,510
Industrials 10.1%		124,640,939
Aerospace and defense 0.2%
United Technologies Corp.	29,644	3,191,177
Air freight and logistics 1.5%
FedEx Corp.	115,654	18,724,383
Electrical equipment 1.1%
Sensata Technologies Holding NV (I)	365,170	13,847,245
Industrial conglomerates 4.0%
General Electric Company	1,563,453	48,685,926
Road and rail 2.0%
Union Pacific Corp.	259,717	24,166,667
Trading companies and distributors 1.3%
United Rentals, Inc. (I)	201,149	16,025,541
Information technology 14.0%		172,353,015
Communications equipment 1.5%
Cisco Systems, Inc.	601,715	18,370,359
Internet software and services 2.5%
eBay, Inc. (I)	990,121	30,852,170
Semiconductors and semiconductor equipment 1.9%
QUALCOMM, Inc.	377,933	23,651,047

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       13

	Shares	Value
Information technology (continued)
Software 3.3%
Microsoft Corp.	488,673	$27,697,986
Oracle Corp.	300,372	12,327,267
Technology hardware, storage and peripherals 4.8%
Apple, Inc.	391,016	40,747,777
Samsung Electronics Company, Ltd.	13,595	18,706,409
Materials 3.1%		37,706,067
Paper and forest products 3.1%
Louisiana-Pacific Corp. (I)	1,866,637	37,706,067
	Par value^	Value
Short-term investments 1.7%		$20,673,000
(Cost $20,673,000)
Repurchase agreement 1.7%		20,673,000
Barclays Tri-Party Repurchase Agreement dated 7-29-16 at 0.320% to be repurchased at $19,356,516 on 8-1-16, collateralized by $13,886,400 U.S. Treasury Inflation Indexed Bonds, 2.500% due 1-15-29 (valued at $19,743,743, including interest)	19,356,000	19,356,000
Repurchase Agreement with State Street Corp. dated 7-29-16 at 0.030% to be repurchased at $1,317,003 on 8-1-16, collateralized by $1,335,000 Federal National Mortgage Association, 1.985% due 9-29-21 (valued at $1,346,681, including interest)	1,317,000	1,317,000
Total investments (Cost $975,311,511)† 101.5%		$1,246,128,926
Other assets and liabilities, net (1.5%)		($18,039,607)
Total net assets 100.0%		$1,228,089,319

The percentage shown for each investment is the total value of the category at a percentage of net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
†	At 7-31-16, the aggregate cost of investment securities for federal income tax purposes was $972,461,677. Net unrealized appreciation aggregated to $273,667,249, of which $293,268,491 related to appreciated investment securities and $19,601,242 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-16

Assets
Investments, at value (Cost $975,311,511)	$1,246,128,926
Cash	562
Foreign currency, at value (Cost $57)	56
Receivable for investments sold	27,186,395
Receivable for fund shares sold	107,236
Dividends and interest receivable	1,527,639
Other receivables and prepaid expenses	47,252
Total assets	1,274,998,066
Liabilities
Payable for investments purchased	45,173,657
Payable for fund shares repurchased	1,598,194
Payable to affiliates
Accounting and legal services fees	22,377
Transfer agent fees	2,233
Distribution and service fees	49
Trustees' fees	759
Other liabilities and accrued expenses	111,478
Total liabilities	46,908,747
Net assets	$1,228,089,319
Net assets consist of
Paid-in capital	$965,220,747
Undistributed net investment income	9,020,232
Accumulated net realized gain (loss) on investments and foreign currency transactions	(16,969,432)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	270,817,772
Net assets	$1,228,089,319

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($17,053,322 ÷ 1,332,116 shares)[1]	$12.80
Class C ($1,467,304 ÷ 114,725 shares)[1]	$12.79
Class I ($2,503,095 ÷ 194,539 shares)	$12.87
Class R2 ($258,953 ÷ 20,168 shares)	$12.84
Class R4 ($95,847 ÷ 7,457 shares)	$12.85
Class R6 ($1,007,538 ÷ 78,331 shares)	$12.86
Class NAV ($1,205,703,260 ÷ 93,743,561 shares)	$12.86
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$13.47

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       15

STATEMENT OF OPERATIONS  For the year ended 7-31-16

Investment income
Dividends	$24,532,604
Interest	76,621
Less foreign taxes withheld	(275,435)
Total investment income	24,333,790
Expenses
Investment management fees	7,518,510
Distribution and service fees	61,835
Accounting and legal services fees	149,361
Transfer agent fees	25,447
Trustees' fees	20,774
State registration fees	79,564
Printing and postage	18,913
Professional fees	115,690
Custodian fees	158,057
Registration and filing fees	49,552
Other	26,828
Total expenses	8,224,531
Less expense reductions	(88,649)
Net expenses	8,135,882
Net investment income	16,197,908
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(19,270,120)
(19,270,120)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(26,991,785)
(26,991,785)
Net realized and unrealized loss	(46,261,905)
Decrease in net assets from operations	($30,063,997)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-16	Year ended 7-31-15
Increase (decrease) in net assets
From operations
Net investment income	$16,197,908	$14,955,128
Net realized gain (loss)	(19,270,120)	68,811,513
Change in net unrealized appreciation (depreciation)	(26,991,785)	26,916,056
Increase (decrease) in net assets resulting from operations	(30,063,997)	110,682,697
Distributions to shareholders
From net investment income
Class A	(109,710)	(84,816)
Class I	(30,733)	(45,603)
Class R2	(868)	—
Class R4	(948)	—
Class R6	(1,761)	—
Class NAV	(13,323,131)	(12,196,828)
From net realized gain
Class A	(669,154)	(942,378)
Class C	(52,284)	(36,198)
Class I	(124,953)	(381,695)
Class R2	(4,189)	—
Class R4	(4,087)	—
Class R6	(6,443)	—
Class NAV	(48,753,619)	(71,295,344)
Total distributions	(63,081,880)	(84,982,862)
From fund share transactions	11,272,138	69,360,401
Total increase (decrease)	(81,873,739)	95,060,236
Net assets
Beginning of year	1,309,963,058	1,214,902,822
End of year	$1,228,089,319	$1,309,963,058
Undistributed net investment income	$9,020,232	$6,982,211

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       17

Financial highlights

Class A Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$13.84	$13.62	$13.11	$10.27	$9.46
Net investment income[1]	0.12	0.09	0.07	0.11	0.09
Net realized and unrealized gain (loss) on investments	(0.52)	0.94	1.82	3.32	0.78
Total from investment operations	(0.40)	1.03	1.89	3.43	0.87
Less distributions
From net investment income	(0.09)	(0.07)	(0.09)	(0.10)	(0.03)
From net realized gain	(0.55)	(0.74)	(1.29)	(0.49)	(0.03)
Total distributions	(0.64)	(0.81)	(1.38)	(0.59)	(0.06)
Net asset value, end of period	$12.80	$13.84	$13.62	$13.11	$10.27
Total return (%)[2,3]	(2.92)	7.64	15.08	34.46	9.28
Ratios and supplemental data
Net assets, end of period (in millions)	$17	$16	$12	$9	$3
Ratios (as a percentage of average net assets):
Expenses before reductions	1.11	1.14	1.34	1.53	2.80
Expenses including reductions	1.10	1.13	1.30	1.30	1.30
Net investment income	0.93	0.62	0.54	0.96	0.94
Portfolio turnover (%)	21	20	24	38	26

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       18

Class C Shares Period ended	7-31-16	7-31-15	7-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$13.83	$13.66	$13.87
Net investment income (loss)[2]	0.03	(0.04)	(0.01)
Net realized and unrealized gain (loss) on investments	(0.52)	0.95	(0.20)
Total from investment operations	(0.49)	0.91	(0.21)
Less distributions
From net realized gain	(0.55)	(0.74)	—
Net asset value, end of period	$12.79	$13.83	$13.66
Total return (%)[3,4]	(3.59)	6.73	(1.51	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.81	2.60	17.11	[7]
Expenses including reductions	1.80	2.00	2.00	[7]
Net investment income (loss)	0.22	(0.26)	(0.69	) [7]
Portfolio turnover (%)	21	20	24	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       19

Class I Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$13.92	$13.68	$13.17	$10.30	$9.46
Net investment income[1]	0.16	0.11	0.13	0.18	0.14
Net realized and unrealized gain (loss) on investments	(0.53)	0.96	1.81	3.32	0.79
Total from investment operations	(0.37)	1.07	1.94	3.50	0.93
Less distributions
From net investment income	(0.13)	(0.09)	(0.14)	(0.14)	(0.06)
From net realized gain	(0.55)	(0.74)	(1.29)	(0.49)	(0.03)
Total distributions	(0.68)	(0.83)	(1.43)	(0.63)	(0.09)
Net asset value, end of period	$12.87	$13.92	$13.68	$13.17	$10.30
Total return (%)[2]	(2.64)	7.93	15.40	35.11	9.87
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$3	$2	$4	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.79	0.94	1.53	1.09	4.03
Expenses including reductions	0.78	0.93	0.94	0.92	0.84
Net investment income	1.24	0.76	0.96	1.50	1.44
Portfolio turnover (%)	21	20	24	38	26

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       20

Class R2 Shares Period ended	7-31-16	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$13.90	$13.41
Net investment income[2]	0.13	0.03
Net realized and unrealized gain (loss) on investments	(0.53)	0.46
Total from investment operations	(0.40)	0.49
Less distributions
From net investment income	(0.11)	—
From net realized gain	(0.55)	—
Total distributions	(0.66)	—
Net asset value, end of period	$12.84	$13.90
Total return (%)[3]	(2.88)	3.65	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.05	0.93	[6]
Expenses including reductions	1.04	0.92	[6]
Net investment income	1.07	0.67	[6]
Portfolio turnover (%)	21	20	[7]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       21

Class R4 Shares Period ended	7-31-16	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$13.90	$13.41
Net investment income[2]	0.15	0.04
Net realized and unrealized gain (loss) on investments	(0.52)	0.45
Total from investment operations	(0.37)	0.49
Less distributions
From net investment income	(0.13)	—
From net realized gain	(0.55)	—
Total distributions	(0.68)	—
Net asset value, end of period	$12.85	$13.90
Total return (%)[3]	(2.70)	3.65	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.95	0.93	[6]
Expenses including reductions	0.84	0.82	[6]
Net investment income	1.19	0.77	[6]
Portfolio turnover (%)	21	20	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       22

Class R6 Shares Period ended	7-31-16	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$13.91	$13.41
Net investment income[2]	0.15	0.05
Net realized and unrealized gain (loss) on investments	(0.50)	0.45
Total from investment operations	(0.35)	0.50
Less distributions
From net investment income	(0.15)	—
From net realized gain	(0.55)	—
Total distributions	(0.70)	—
Net asset value, end of period	$12.86	$13.91
Total return (%)[3]	(2.53)	3.73	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.70	0.68	[6]
Expenses including reductions	0.68	0.66	[6]
Net investment income	1.19	0.94	[6]
Portfolio turnover (%)	21	20	[7]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       23

Class NAV Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$13.91	$13.67	$13.16	$10.30	$8.13
Net investment income[2]	0.17	0.15	0.15	0.20	0.13
Net realized and unrealized gain (loss) on investments	(0.52)	0.96	1.82	3.31	2.13
Total from investment operations	(0.35)	1.11	1.97	3.51	2.26
Less distributions
From net investment income	(0.15)	(0.13)	(0.17)	(0.16)	(0.06)
From net realized gain	(0.55)	(0.74)	(1.29)	(0.49)	(0.03)
Total distributions	(0.70)	(0.87)	(1.46)	(0.65)	(0.09)
Net asset value, end of period	$12.86	$13.91	$13.67	$13.16	$10.30
Total return (%)[3]	(2.54)	8.23	15.69	35.33	27.86	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,206	$1,289	$1,201	$924	$789
Ratios (as a percentage of average net assets):
Expenses before reductions	0.68	0.67	0.68	0.70	0.75	[5]
Expenses including reductions	0.67	0.66	0.67	0.69	0.75	[5]
Net investment income	1.36	1.10	1.16	1.69	1.40	[5]
Portfolio turnover (%)	21	20	24	38	26	[6]

1	The inception date for Class NAV shares is 8-23-11.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.
6	The portfolio turnover is shown for the period from 8-1-11 to 7-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       24

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental Large Cap Value Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

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The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2016, by major security category or type:

	Total value at 7-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$163,200,595	$163,200,595	—	—
Consumer staples	128,458,908	87,850,922	$40,607,986	—
Energy	125,477,821	125,477,821	—	—
Financials	365,530,215	365,530,215	—	—
Health care	108,088,366	108,088,366	—	—
Industrials	124,640,939	124,640,939	—	—
Information technology	172,353,015	153,646,606	18,706,409	—
Materials	37,706,067	37,706,067	—	—
Short-term investments	20,673,000	—	20,673,000	—
Total investments in securities	$1,246,128,926	$1,166,141,531	$79,987,395	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

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Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended July 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended July 31, 2016 were $4,002.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, net capital losses of $19,819,266, that are the result of security transactions occurring after October 31, 2015, are treated as occurring on August 1, 2016, the first day of the fund's next taxable year.

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

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Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

The tax character of distributions for the years ended July 31, 2016 and 2015 was as follows:

	July 31, 2016	July 31, 2015
Ordinary income	$16,735,048	$22,751,765
Long-term capital gain	46,346,832	62,231,097
Total	$63,081,880	$84,982,862

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2016, the components of distributable earnings on a tax basis consisted of $9,020,232 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to partnerships.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: a) 0.70% of the first $500 million of the fund's aggregate daily net assets together with the net assets of Fundamental Large Cap Value Trust, a series of the John Hancock Variable Insurance Trust (combined aggregate average daily net assets); b) 0.65% of the next $500 million of the combined aggregate average daily net assets; and c) 0.60% of the combined aggregate average daily net assets in excess of $1 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor contractually agrees to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to the class. This agreement expires on

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       28

November 30, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Prior to December 1, 2015, the Advisor contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the total operating expenses at 1.30%,2.00% and 0.94% for Class A, Class C and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business.

The expense reductions described above amounted to the following for the year ended July 31, 2016:

Class	Expense reduction	Class	Expense reduction
Class A	$1,202	Class R4	$7
Class C	90	Class R6	48
Class I	221	Class NAV	86,976
Class R2	12	Total	$88,556

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2016 were equivalent to a net annual effective rate of 0.62% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%
Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $93 for Class R4 shares for the year ended July 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $65,963 for the year ended July 31, 2016. Of this amount, $7,556 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $56,515 was paid as sales commissions to broker-dealers and $1,892 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00%

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sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2016, there were no CDSCs received by the Distributor.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$48,795	$20,485
Class C	12,207	1,538
Class I	—	3,348
Class R2	599	28
Class R4	234	15
Class R6	—	33
Total	$61,835	$25,447

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2016 and 2015 were as follows:

		Year ended 7-31-16		Year ended 7-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	572,519	$7,116,447	816,272	$11,285,885
Distributions reinvested	60,618	778,341	64,207	873,211
Repurchased	(468,137)	(5,824,114)	(573,720)	(7,788,795)
Net increase	165,000	$2,070,674	306,759	$4,370,301
Class C shares
Sold	59,762	$754,711	77,399	$1,064,817
Distributions reinvested	4,059	52,284	2,259	30,861
Repurchased	(22,559)	(275,069)	(19,511)	(266,837)
Net increase	41,262	$531,926	60,147	$828,841

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		Year ended 7-31-16		Year ended 7-31-15
	Shares	Amount	Shares	Amount
Class I shares
Sold	125,122	$1,518,569	447,953	$6,299,124
Distributions reinvested	12,087	155,686	31,281	427,298
Repurchased	(160,090)	(1,979,661)	(435,918)	(5,796,325)
Net increase (decrease)	(22,881)	($305,406)	43,316	$930,097
Class R2 shares[1]
Sold	13,454	$155,804	7,457	$100,000
Distributions reinvested	10	124	—	—
Repurchased	(753)	(9,140)	—	—
Net increase	12,711	$146,788	7,457	$100,000
Class R4 shares[1]
Sold	—	—	7,457	$100,000
Net increase	—	—	7,457	$100,000
Class R6 shares[1]
Sold	66,936	$828,918	11,162	$150,828
Distributions reinvested	233	3,000	—	—
Net increase	67,169	$831,918	11,162	$150,828
Class NAV shares
Sold	6,309,602	$78,049,505	9,806,232	$133,060,641
Distributions reinvested	4,823,368	62,076,750	6,125,618	83,492,172
Repurchased	(10,089,587)	(132,130,017)	(11,032,118)	(153,672,479)
Net increase	1,043,383	$7,996,238	4,899,732	$62,880,334
Total net increase	1,306,644	$11,272,138	5,336,030	$69,360,401

1 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

Affiliates of the Trust owned 37%, 100%, 10% and 100% of shares of beneficial interest of Class R2, Class R4, Class R6 and Class NAV, respectively, on July 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $242,737,556 and $268,380,748, respectively, for the year ended July 31, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2016, funds within the John Hancock group of funds complex held 98.1% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       31

Fund	Affiliate concentration
John Hancock Lifestyle Growth Portfolio	34.8%
John Hancock Lifestyle Balanced Portfolio	26.3%
John Hancock Lifestyle Aggressive Portfolio	14.7%
John Hancock Lifestyle Moderate Portfolio	10.4%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental Large Cap Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Fundamental Large Cap Value (the "Fund") at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $46,346,832 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental Large Cap Value Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 21-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index for the one-year period ended December 31, 2015 and also outperformed its benchmark index and peer group average for the period from the commencement of investment

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operations on June 30, 2011 through December 15, 2015. The Board noted that the fund underperformed its perr group average for the one-year period ended December 31, 2015 and underperformed its benchmark index and peer group average for the three-year period ended December 31, 2015. The Board noted the fund's favorable performance relative to the benchmark index the one-year period and relative to the benchmark index and peer group average for the period since commencement of investment operations. The Board concluded that the fund's performance has generally been in line with the historical performance of comparable funds and the fund's benchmark index over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are lower than the peer group median and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;

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(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       38

the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with the historical performance of comparable funds and the fund's benchmark index over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL LARGE CAP VALUE FUND       44

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental Large Cap Value Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF309261	374A 7/16 9/16

John Hancock

Fundamental All Cap Core Fund

Annual report 7/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile stretch for equity investors. Major U.S. equity indexes endured two corrections—declines of 10% or more—during the past year, but recovered quickly both times. The rally that began in 2009 has remained intact, and the S&P 500 Index and Dow Jones Industrial Average both went on to hit new all-time highs in July. One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. The U.K.'s vote in late June to leave the European Union (Brexit) has added uncertainty to the outlook for the global economy, and it remains to be seen whether other countries seek to follow suit. Our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity, which should help support markets.

As this dynamic plays out, it is prudent to expect continued market volatility. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States. It is not possible to invest directly in an index. Diversification does not guarantee a profit or eliminate the risk of a loss.

This commentary reflects the CEO's views as of July 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Fundamental All Cap Core Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
25	Notes to financial statements
33	Auditor's report
34	Tax information
35	Continuation of investment advisory and subadvisory agreements
40	Trustees and Officers
44	More information

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16 (%)

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

U.S. stocks rose, despite volatility

The U.S. stock market hit a new record late in the period, despite being buffeted throughout the year by shifting expectations for U.S. economic growth and interest rates, changes in the direction of energy prices, and global economic uncertainty.

Defensive sectors led the way

Against this volatile backdrop, investors favored telecommunication services and utilities stocks, while the healthcare, financials, and energy sectors posted modest declines.

Security selection drove most of the fund's underperformance

The fund lagged its benchmark, the Russell 3000 Index, mostly because of stock picks in the financials sector.

SECTOR COMPOSITION AS OF 7/31/16 (%)

A note about risks

A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. The value of a company's equity securities is subject to changes in the company's financial condition and overall market and economic conditions. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       3

Discussion of fund performance

An interview with Portfolio Manager Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Emory W. (Sandy) Sanders, Jr., CFA
Portfolio Manager
John Hancock Asset Management

How would you describe the market backdrop for the 12 months ended July 31, 2016?

It was a challenging, back-and-forth year, largely driven by macroeconomic factors. U.S. stocks fell at various points because of concern over China's slowing economic growth, disappointing domestic economic reports, declining commodity prices, and uncertainty around the outlook for U.S. interest rates. A rout in the junk bond market last December and a further collapse in already low oil prices this past January further pressured returns. Then, in June, the U.K.'s vote to leave the European Union delayed expectations for a near-term U.S. interest-rate hike, causing another sharp downturn.

However, throughout the year, intermittent reports of encouraging U.S. economic data raised hopes for an interest-rate increase and spurred stocks higher. The U.S. Federal Reserve's decision in December to inch its key short-term interest-rate target higher for the first time in over nine years further encouraged investors, as did a rise in oil prices this past spring. With the help of record low bond yields worldwide, some better-than-expected corporate earnings reports, and a positive jobs report late in the period, the U.S. equity market reached new highs in July. The fund's benchmark, the Russell 3000 Index, finished the period with a 4.44% return, fueled mostly by mid- and large-cap stocks.

How did various sectors within the benchmark fare?

In this choppy environment, risk-averse investors favored more defensive sectors, with the strongest gains by far coming from the dividend-paying utilities and telecommunication services sectors. The consumer staples sector also posted a sizable advance, followed by the materials, industrials, and information technology sectors. By contrast, the healthcare, financials, and energy sectors ended the year with modest declines. Healthcare stocks were pressured by concerns that politicians would propose legislation to cap drug prices, financials were held back by continued low interest rates, and energy stocks were kept in check by historically low oil prices.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       4

"Security selection was a very significant detractor, with picks in the financials sector... accounting for the lion's share of underperformance."

How did the fund fare in this environment?

It was a very disappointing year for the fund, which lagged the benchmark by a wide margin. Our long-term focus on financially sound companies with competitive advantages, the ability to generate substantial cash flow over sustained periods, and attractive stock prices relative to our estimate of intrinsic value did not work out over this short-term period. Security selection was a very significant detractor, with picks in the financials sector—a large overweight and more than one-quarter of the fund's assets, on average—accounting for the lion's share of underperformance.

Which stocks in particular hurt performance?

Diversified banks Citigroup, Inc. and Bank of America Corp., both of which were top 10 holdings and large overweights throughout the period, posted sizable share price declines this past year as continued low interest rates pressured their net interest margins—the difference between what banks earn on loans and pay out on savings accounts. Investors also worried about the impact declining oil prices and slowing global growth might have on their loan portfolios.

Other disappointments included Santander Consumer USA Holdings, Inc., one of the largest subprime auto lending businesses in the United States, and diversified financial company Morgan Stanley. Santander's shares fell sharply amid concern that U.S. auto sales had peaked and trends

TOP 10 HOLDINGS AS OF 7/31/16 (%)

Amazon.com, Inc.	7.6
Apple, Inc.	5.5
Facebook, Inc., Class A	4.9
Citigroup, Inc.	4.5
Bank of America Corp.	4.1
Alphabet, Inc., Class A	4.0
AllianceBernstein Holding LP	3.7
Tempur Sealy International, Inc.	3.5
Amgen, Inc.	3.1
Lennar Corp., Class A	3.0
TOTAL	43.9
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       5

"The fund was well served by its underexposure to the weak-performing healthcare sector, where many stocks seemed to us to be overvalued."
were deteriorating in the subprime loan market. A management transition and the parent company's move to add debt to the U.S. subsidiary's balance sheet further pressured the stock. These concerns led us to eliminate Santander from the portfolio before period end. Morgan Stanley's stock sank due to continued low interest rates and industry-wide slowdowns in equity and fixed-income trading as well as in initial public offerings.

In the consumer discretionary sector, which was more than one-quarter of the fund's assets on average and a sizable overweight, shares of fashion apparel and home goods company Ralph Lauren Corp. continued to pull back. Investor impatience with the new CEO's efforts to turn around the business and warm winter weather that hampered sales pressured the stock. Auto dealer Group 1 Automotive, Inc. also saw a steep slide in its stock price. Concern that U.S. auto sales were slowing, credit losses generally might increase, and interest rates would go higher pressured its return. In addition, Group 1's exposure to the United Kingdom worried investors leading up to and following the country's vote to leave the European Union. Lastly, an investment in for-profit education company DeVry Education Group, Inc. fell sharply, hurt by increased competition, weaker enrollment trends, and increased regulatory scrutiny. The company's operations in Brazil, which has had its shares of economic struggles, currency headwinds, and a U.S. federal government lawsuit alleging misleading advertising, further pressured the stock. We eliminated the position from the portfolio before period end.

Where did the fund gain ground versus the index?

The fund was well served by its underexposure to the weak-performing healthcare sector, where many stocks seemed to us to be overvalued. Stock picks in consumer discretionary gave an added boost. Individual contributors here included e-commerce giant Amazon.com, Inc., a significant overweight and the fund's largest holding at period end. The company's increased financial disclosure, fast growing cloud-computing business, and dominance in online retail helped drive its share price sharply higher. Another consumer discretionary standout was Germany-based athletic apparel company Adidas AG, an out-of-index position. Its shares rose as the company's turnaround efforts led to better-than-expected financial results. The appointment this past January of a new, well-regarded CEO fueled added gains. We locked in profits and sold Adidas before period end. Elsewhere, a sizable overweight in social networking company Facebook, Inc., another top holding,

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       6

aided relative performance, as revenue growth from advertising on mobile devices helped drive the stock higher.

How was the fund positioned at period end?

We maintained an economically sensitive bias in the fund, with sizable overweights in financials, where we think many companies stand to benefit from higher interest rates, and in consumer discretionary, where we favored companies that stand to gain from continued recovery in the U.S. housing market and a pickup in consumer spending. The fund also had a significant stake in information technology, which at period end was an underweight relative to the benchmark. We continue to find more attractive investment opportunities among large-cap stocks, which represented the most substantial share of the fund's assets at period end.

Can you tell us about a management change?

After more than 45 years in the business, portfolio manager Walter T. McCormick, CFA, retired on April 1, 2016.

MANAGED BY

Emory W. (Sandy) Sanders, Jr., CFA On the fund since 2011 Investing since 1997
Jonathan White, CFA On the fund since 2015 Investing since 1997

The views expressed in this report are exclusively those of Emory W. (Sandy) Sanders, Jr., CFA, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2016

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge
	1-year	5-year	Since inception		5-year	Since inception
Class A	-7.30	11.41	10.43	[1]	71.62	66.99	[1]
Class C	-4.05	—	4.73	[2]	—	10.18	[2]
Class I3	-2.08	12.99	11.97	[1]	84.18	79.39	[1]
Class R2[3,4]	-2.28	12.32	11.29	[1]	78.73	73.79	[1]
Class R4[3,4]	-2.24	12.75	11.72	[1]	82.18	77.31	[1]
Class R6[3,4]	-2.10	12.79	11.77	[1]	82.56	77.67	[1]
Class NAV[3,4]	-2.01	12.69	11.66	[1]	81.76	76.81	[1]
Index†	4.44	12.99	11.65	[1]	84.17	76.72	[1]

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2*	Class R4*	Class R6*	Class NAV
Gross (%)	1.25	1.96	0.94	1.35	1.20	0.85	0.83
Net (%)	1.25	1.96	0.94	1.35	1.10	0.83	0.83

*	Expenses have been estimated for the classes' first year of operations.
*	Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Russell 3000 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Fundamental All Cap Core Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Russell 3000 Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C5	6-27-14	11,018	11,018	11,431
Class I3	6-1-11	17,939	17,939	17,672
Class R2[3,4]	6-1-11	17,379	17,379	17,672
Class R4[3,4]	6-1-11	17,731	17,731	17,672
Class R6[3,4]	6-1-11	17,767	17,767	17,672
Class NAV[3,4]	6-1-11	17,681	17,681	17,672

The Russell 3000 Index is an unmanaged index of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 6-1-11.
2	From 6-27-14.
3	For certain types of investors as described in the fund's prospectuses.
4	Class R2, Class R4, and Class R6 shares were first offered on 3-27-15; Class NAV shares were first offered on 6-26-14. Returns prior to this date are that of Class A shares that have been recalculated to apply the gross fees and expenses of Class R2, Class R4, Class R6, and Class NAV shares, as applicable.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,137.50	$6.75	1.27%
Class C	1,000.00	1,133.10	10.45	1.97%
Class I	1,000.00	1,139.40	5.05	0.95%
Class R2	1,000.00	1,138.90	5.85	1.10%
Class R4	1,000.00	1,138.80	5.42	1.02%
Class R6	1,000.00	1,139.40	4.47	0.84%
Class NAV	1,000.00	1,140.20	4.47	0.84%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,018.50	$6.37	1.27%
Class C	1,000.00	1,015.10	9.87	1.97%
Class I	1,000.00	1,020.10	4.77	0.95%
Class R2	1,000.00	1,019.40	5.52	1.10%
Class R4	1,000.00	1,019.80	5.12	1.02%
Class R6	1,000.00	1,020.70	4.22	0.84%
Class NAV	1,000.00	1,020.70	4.22	0.84%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       11

Fund's investments

As of 7-31-16
	Shares	Value
Common stocks 99.2%		$157,992,983
(Cost $143,484,199)
Consumer discretionary 26.1%		41,592,723
Household durables 8.9%
Lennar Corp., Class A	102,429	4,793,677
NVR, Inc. (I)	2,262	3,856,710
Tempur Sealy International, Inc. (I)	73,815	5,582,628
Internet and catalog retail 7.6%
Amazon.com, Inc. (I)	16,012	12,150,068
Leisure products 1.7%
Polaris Industries, Inc.	26,639	2,630,601
Media 1.0%
Time Warner, Inc.	20,934	1,604,591
Specialty retail 6.1%
CarMax, Inc. (I)	75,490	4,398,047
Group 1 Automotive, Inc.	31,682	1,974,422
Lowe's Companies, Inc.	41,371	3,404,006
Textiles, apparel and luxury goods 0.8%
Ralph Lauren Corp.	12,213	1,197,973
Consumer staples 7.8%		12,463,762
Beverages 1.1%
Diageo PLC, ADR	14,886	1,734,814
Food products 3.7%
Danone SA	47,409	3,635,971
Mead Johnson Nutrition Company	26,449	2,359,251
Household products 3.0%
The Procter & Gamble Company	55,307	4,733,726
Energy 5.0%		7,999,795
Energy equipment and services 1.8%
Schlumberger, Ltd.	35,898	2,890,507
Oil, gas and consumable fuels 3.2%
Kinder Morgan, Inc.	171,452	3,485,619
Suncor Energy, Inc.	60,337	1,623,669
Financials 26.2%		41,794,951
Banks 9.4%
Bank of America Corp.	453,615	6,572,881
CIT Group, Inc.	37,793	1,306,126
Citigroup, Inc.	162,204	7,106,157

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       12

	Shares	Value
Financials (continued)
Capital markets 13.3%
Affiliated Managers Group, Inc. (I)	25,904	$3,802,189
AllianceBernstein Holding LP	244,937	5,868,691
BlackRock, Inc.	8,860	3,244,975
Morgan Stanley	122,120	3,508,508
T. Rowe Price Group, Inc.	36,634	2,589,657
The Goldman Sachs Group, Inc.	13,642	2,166,486
Consumer finance 1.0%
American Express Company	24,739	1,594,676
Insurance 0.8%
American International Group, Inc.	25,030	1,362,633
Real estate investment trusts 1.7%
American Tower Corp.	23,080	2,671,972
Health care 5.5%		8,663,944
Biotechnology 3.1%
Amgen, Inc.	28,467	4,897,178
Pharmaceuticals 2.4%
Novartis AG, ADR	45,241	3,766,766
Industrials 8.8%		14,036,990
Aerospace and defense 1.8%
TransDigm Group, Inc. (I)	10,241	2,862,564
Electrical equipment 2.0%
Regal Beloit Corp.	25,442	1,552,216
Sensata Technologies Holding NV (I)	41,702	1,581,340
Machinery 0.9%
Manitowoc Foodservice, Inc. (I)	58,285	1,068,947
The Manitowoc Company, Inc.	58,285	324,647
Professional services 1.4%
IHS Markit, Ltd. (I)	65,883	2,288,775
Trading companies and distributors 2.7%
United Rentals, Inc. (I)	18,824	1,499,708
WESCO International, Inc. (I)	51,288	2,858,793
Information technology 17.4%		27,676,669
Internet software and services 8.9%
Alphabet, Inc., Class A (I)	8,102	6,411,437
Facebook, Inc., Class A (I)	62,683	7,768,931
Semiconductors and semiconductor equipment 1.5%
QUALCOMM, Inc.	37,493	2,346,312
Software 1.5%
Workday, Inc., Class A (I)	28,330	2,361,022

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       13

	Shares	Value
Information technology (continued)
Technology hardware, storage and peripherals 5.5%
Apple, Inc.	84,339	$8,788,967
Materials 2.4%		3,764,149
Paper and forest products 2.4%
Louisiana-Pacific Corp. (I)	186,344	3,764,149
	Par value^	Value
Short-term investments 0.6%		$1,036,000
(Cost $1,036,000)
Repurchase agreement 0.6%		1,036,000
Barclays Tri-Party Repurchase Agreement dated 7-29-16 at 0.3200% to be repurchased at $1,036,028 on 8-1-16, collateralized by $902,500 U.S. Treasury Bond, 3.000% due 5-15-45 (valued at $1,056,790, including interest)	1,036,000	1,036,000
Total investments (Cost $144,520,199)† 99.8%		$159,028,983
Other assets and liabilities, net 0.2%		$293,797
Total net assets 100.0%		$159,322,780

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
(I)	Non-income producing security.
†	At 7-31-16, the aggregate cost of investment securities for federal income tax purposes was $144,315,088. Net unrealized appreciation aggregated to $14,713,895, of which $20,548,648 related to appreciated investment securities and $5,834,753 related to depreciated investment securities.

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ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-16

Assets
Investments, at value (Cost $144,520,199)	$159,028,983
Cash	803,917
Foreign currency, at value (Cost $2,158)	1,699
Receivable for investments sold	973,567
Receivable for fund shares sold	59,296
Dividends and interest receivable	142,804
Other receivables and prepaid expenses	44,366
Total assets	161,054,632
Liabilities
Payable for investments purchased	1,612,816
Payable for fund shares repurchased	43,614
Payable to affiliates
Accounting and legal services fees	2,792
Transfer agent fees	4,220
Trustees' fees	131
Other liabilities and accrued expenses	68,279
Total liabilities	1,731,852
Net assets	$159,322,780
Net assets consist of
Paid-in capital	$149,261,857
Undistributed net investment income	65,401
Accumulated net realized gain (loss) on investments and foreign currency transactions	(4,512,637)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	14,508,159
Net assets	$159,322,780

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($30,076,053 ÷ 2,008,732 shares)[1]	$14.97
Class C ($2,664,687 ÷ 179,884 shares)[1]	$14.81
Class I ($8,256,716 ÷ 546,198 shares)	$15.12
Class R2 ($101,342 ÷ 6,717 shares)	$15.09
Class R4 ($99,899 ÷ 6,614 shares)	$15.10
Class R6 ($3,252,398 ÷ 215,048 shares)	$15.12
Class NAV ($114,871,685 ÷ 7,594,266 shares)	$15.13
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$15.76

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

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ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       15

STATEMENT OF OPERATIONS  For the year ended 7-31-16

Investment income
Dividends	$1,909,377
Interest	10,639
Less foreign taxes withheld	(13,171)
Total investment income	1,906,845
Expenses
Investment management fees	1,033,464
Distribution and service fees	107,094
Accounting and legal services fees	19,201
Transfer agent fees	49,814
Trustees' fees	2,783
State registration fees	85,489
Printing and postage	21,156
Professional fees	64,756
Custodian fees	20,863
Registration and filing fees	47,273
Other	11,572
Total expenses	1,463,465
Less expense reductions	(12,432)
Net expenses	1,451,033
Net investment income	455,812
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(1,698,424)
(1,698,424)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(1,578,618)
(1,578,618)
Net realized and unrealized loss	(3,277,042)
Decrease in net assets from operations	($2,821,230)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-16	Year ended 7-31-15
Increase (decrease) in net assets
From operations
Net investment income	$455,812	$188,044
Net realized gain (loss)	(1,698,424)	6,890,112
Change in net unrealized appreciation (depreciation)	(1,578,618)	16,047,717
Increase (decrease) in net assets resulting from operations	(2,821,230)	23,125,873
Distributions to shareholders
From net investment income
Class I	(10,025)	(9,284)
Class R4	(40)	—
Class R6	(493)	—
Class NAV	(160,507)	(267,757)
From net realized gain
Class A	(1,493,512)	(451,524)
Class C	(166,569)	(14,747)
Class I	(656,047)	(194,076)
Class R2	(6,073)	—
Class R4	(5,211)	—
Class R6	(21,668)	—
Class NAV	(5,734,995)	(3,226,759)
Total distributions	(8,255,140)	(4,164,147)
From fund share transactions	12,413,789	(9,608,992)
Total increase	1,337,419	9,352,734
Net assets
Beginning of year	157,985,361	148,632,627
End of year	$159,322,780	$157,985,361
Undistributed net investment income	$65,401	—

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ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       17

Financial highlights

Class A Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$16.16	$14.33	$12.88	$9.96	$9.73
Net investment income (loss)[1]	— [2]	(0.04)	— [2]	0.06	0.02
Net realized and unrealized gain (loss) on investments	(0.40)	2.27	2.12	3.16	0.28
Total from investment operations	(0.40)	2.23	2.12	3.22	0.30
Less distributions
From net investment income	—	—	(0.01)	(0.06)	(0.02)
From net realized gain	(0.79)	(0.40)	(0.66)	(0.24)	(0.05)
Total distributions	(0.79)	(0.40)	(0.67)	(0.30)	(0.07)
Net asset value, end of period	$14.97	$16.16	$14.33	$12.88	$9.96
Total return (%)[3,4]	(2.43)	15.77	16.62	32.93	3.15
Ratios and supplemental data
Net assets, end of period (in millions)	$30	$23	$14	$9	$4
Ratios (as a percentage of average net assets):
Expenses before reductions	1.28	1.30	1.78	2.78	5.62
Expenses including reductions	1.27	1.29	1.30	1.30	1.30
Net investment income (loss)	(0.03)	(0.29)	(0.02)	0.51	0.24
Portfolio turnover (%)	40	42	44	59	47

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       18

Class C Shares Period ended	7-31-16	7-31-15	7-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$16.11	$14.37	$14.54
Net investment loss[2]	(0.11)	(0.16)	(0.02)
Net realized and unrealized gain (loss) on investments	(0.40)	2.30	(0.15)
Total from investment operations	(0.51)	2.14	(0.17)
Less distributions
From net investment income	—	—	—
From net realized gain	(0.79)	(0.40)	—
Total distributions	(0.79)	(0.40)	—
Net asset value, end of period	$14.81	$16.11	$14.37
Total return (%)[3,4]	(3.14)	15.09	(1.17	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$2	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.98	2.69	17.05	[7]
Expenses including reductions	1.97	2.00	2.00	[7]
Net investment loss	(0.74)	(1.06)	(1.39	) [7]
Portfolio turnover (%)	40	42	44	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

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ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       19

Class I Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$16.27	$14.39	$12.93	$9.99	$9.74
Net investment income[1]	0.04	0.01	0.05	0.09	0.07
Net realized and unrealized gain (loss) on investments	(0.39)	2.29	2.12	3.19	0.28
Total from investment operations	(0.35)	2.30	2.17	3.28	0.35
Less distributions
From net investment income	(0.01)	(0.02)	(0.05)	(0.10)	(0.05)
From net realized gain	(0.79)	(0.40)	(0.66)	(0.24)	(0.05)
Total distributions	(0.80)	(0.42)	(0.71)	(0.34)	(0.10)
Net asset value, end of period	$15.12	$16.27	$14.39	$12.93	$9.99
Total return (%)[2]	(2.08)	16.20	17.01	34.48	3.63
Ratios and supplemental data
Net assets, end of period (in millions)	$8	$11	$6	$3	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	0.97	1.05	1.76	3.18	7.00
Expenses including reductions	0.95	0.94	0.94	0.91	0.84
Net investment income	0.27	0.07	0.37	0.80	0.75
Portfolio turnover (%)	40	42	44	59	47

1	Based on average daily shares outstanding.
2	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

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ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       20

Class R2 Shares Period ended	7-31-16	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$16.26	$15.12
Net investment income (loss)[2]	0.02	(0.01)
Net realized and unrealized gain (loss) on investments	(0.40)	1.15
Total from investment operations	(0.38)	1.14
Less distributions
From net realized gain	(0.79)	—
Net asset value, end of period	$15.09	$16.26
Total return (%)[3]	(2.28)	7.54	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.10	[6]
Expenses including reductions	1.11	1.10	[6]
Net investment income (loss)	0.13	(0.19	) [6]
Portfolio turnover (%)	40	42	[7]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

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ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       21

Class R4 Shares Period ended	7-31-16	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$16.27	$15.12
Net investment income[2]	0.03	(0.01)
Net realized and unrealized gain (loss) on investments	(0.40)	1.16
Total from investment operations	(0.37)	1.15
Less distributions
From net investment income	(0.01)	—
From net realized gain	(0.79)	—
Total distributions	(0.80)	—
Net asset value, end of period	$15.10	$16.27
Total return (%)[3]	(2.24)	7.61	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.12	1.10	[6]
Expenses including reductions	1.01	1.00	[6]
Net investment income (loss)	0.23	(0.09	) [6]
Portfolio turnover (%)	40	42	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       22

Class R6 Shares Period ended	7-31-16	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$16.28	$15.12
Net investment income[2]	0.07	—	[3]
Net realized and unrealized gain (loss) on investments	(0.42)	1.16
Total from investment operations	(0.35)	1.16
Less distributions
From net investment income	(0.02)	—
From net realized gain	(0.79)	—
Total distributions	(0.81)	—
Net asset value, end of period	$15.12	$16.28
Total return (%)[4]	(2.10)	7.67	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.85	[7]
Expenses including reductions	0.84	0.83	[7]
Net investment income	0.49	0.01	[7]
Portfolio turnover (%)	40	42	[8]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       23

Class NAV Shares Period ended	7-31-16	7-31-15	7-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$16.28	$14.39	$14.54
Net investment income[2]	0.06	0.03	—	[3]
Net realized and unrealized gain (loss) on investments	(0.40)	2.29	(0.15)
Total from investment operations	(0.34)	2.32	(0.15)
Less distributions
From net investment income	(0.02)	(0.03)	—
From net realized gain	(0.79)	(0.40)	—
Total distributions	(0.81)	(0.43)	—
Net asset value, end of period	$15.13	$16.28	$14.39
Total return (%)[4]	(2.01)	16.38	(1.03	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$115	$122	$128
Ratios (as a percentage of average net assets):
Expenses before reductions	0.85	0.84	0.87	[6]
Expenses including reductions	0.85	0.83	0.87	[6]
Net investment income (loss)	0.40	0.20	(0.26	) [6]
Portfolio turnover (%)	40	42	44	[7]

1	The inception date for Class NAV shares is 6-26-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       24

Notes to financial statements

Note 1 — Organization

John Hancock Fundamental All Cap Core Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Foreign securities and currencies, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       25

issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2016, by major security category or type:

	Total value at 7-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Consumer discretionary	$41,592,723	$41,592,723	—	—
Consumer staples	12,463,762	8,827,791	$3,635,971	—
Energy	7,999,795	7,999,795	—	—
Financials	41,794,951	41,794,951	—	—
Health care	8,663,944	8,663,944	—	—
Industrials	14,036,990	14,036,990	—	—
Information technology	27,676,669	27,676,669	—	—
Materials	3,764,149	3,764,149	—	—
Short-term investments	1,036,000	—	1,036,000
Total investments in securities	$159,028,983	$154,357,012	$4,671,971	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian, or for tri-party repurchase agreements, collateral is held at a third-party custodian bank in a segregated account for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs),

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       26

accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended July 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended July 31, 2016 were $1,714.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, net capital losses of $4,717,748, that are the result of security transactions occurring after October 31, 2015, are treated as occurring on August 1, 2016, the first day of the fund's next taxable year.

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually.

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The tax character of distributions for the years ended July 31, 2016 and 2015 was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$1,680,083	$1,500,073
Long-term capital gains	6,575,057	2,664,074
Total	$8,255,140	$4,164,147

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2016, the components of distributable earnings on a tax basis consisted of $65,401 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to wash sale loss deferrals and partnerships.

Note 3 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 4 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent, on an annual basis, to the sum of: a) 0.675% of the first $2.5 billion of the fund's aggregate average daily net assets together with the net assets of Fundamental All Cap Core Trust, a series of John Hancock Variable Insurance Trust (combined aggregate average daily net assets); and b) 0.650% of the combined aggregate average daily net assets in excess of $2.5 billion. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2016, this waiver amounted to 0.008% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to December 1, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay operating expenses of the fund to the extent necessary to maintain the fund's total operating expense at 1.30%, 2.00% and 0.94% for Class A, Class C and Class I shares, respectively, excluding certain expenses such as taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average net assets, on an annualized basis attributable to the Class. The class expense

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waiver expires on November 30, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

Additionally, the advisor has contractually agreed to reduce its management fee and/or make payment to the fund in an amount equal to the amount by which "Other expenses" of the fund exceed 0.20% of the average annual net assets of the fund. "Other expenses" means all of the expenses of the fund, excluding: advisory fees, taxes, brokerage commissions, interest expense, litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, class specific expenses, acquired fund fees, and short dividend expense. The current expense limitation agreement expires on November 30, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the year ended July 31, 2016:

Class	Expense reductions	Class	Expense reductions
Class A	$2,004	Class R4	$7
Class C	187	Class R6	184
Class I	1,709	Class NAV	8,238
Class R2	7	Total	$12,336

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursement as described above, incurred for the year ended July 31, 2016 were equivalent to a net annual effective rate of 0.667% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $96 for Class R4 shares for the year ended July 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $150,531 for the year ended July 31, 2016. Of this amount, $24,602 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $123,168 was paid as sales commissions to broker-dealers and $2,761 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

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Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2016, CDSCs received by the Distributor amounted to $1,611 for Class C shares. There were no CDSCs received by the distributor for Class A shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$81,331	$34,138
Class C	25,280	3,181
Class I	—	12,336
Class R2	242	16
Class R4	241	16
Class R6	—	127
Total	$107,094	$49,814

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 5 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2016 and 2015 were as follows:

		Year ended 7-31-16		Year ended 7-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	1,054,329	$15,577,588	884,735	$13,579,734
Distributions reinvested	100,945	1,491,961	25,236	376,013
Repurchased	(581,526)	(8,114,630)	(478,493)	(7,319,133)
Net increase	573,748	$8,954,919	431,478	$6,636,614
Class C shares
Sold	143,073	$2,166,078	121,241	$1,858,832
Distributions reinvested	11,346	166,569	716	10,683
Repurchased	(88,393)	(1,174,300)	(16,486)	(251,768)
Net increase	66,026	$1,158,347	105,471	$1,617,747

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		Year ended 7-31-16		Year ended 7-31-15
	Shares	Amount	Shares	Amount
Class I shares
Sold	632,419	$9,528,304	785,393	$11,927,565
Distributions reinvested	44,733	666,072	13,585	203,360
Repurchased	(776,221)	(11,270,291)	(551,723)	(8,283,059)
Net increase (decrease)	(99,069)	($1,075,915)	247,255	$3,847,866
Class R2 shares[1]
Sold	1,233	$18,764	6,822	$103,250
Distributions reinvested	58	862	—	—
Repurchased	(1,188)	(17,598)	(208)	(3,296)
Net increase	103	$2,028	6,614	$99,954
Class R4 shares[1]
Sold	—	—	6,614	$100,000
Net increase	—	—	6,614	$100,000
Class R6 shares[1]
Sold	212,780	$2,975,549	10,228	$157,480
Distributions reinvested	1,130	16,832	—	—
Repurchased	(9,090)	(124,186)	—	—
Net increase	204,820	$2,868,195	10,228	$157,480
Class NAV shares
Sold	517,954	$7,118,751	315,770	$4,684,625
Distributions reinvested	395,936	5,895,502	233,435	3,494,516
Repurchased	(818,953)	(12,508,038)	(1,975,230)	(30,247,794)
Net increase (decrease)	94,937	$506,215	(1,426,025)	($22,068,653)
Total net increase (decrease)	840,565	$12,413,789	(618,365)	($9,608,992)

1 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

Affiliates of the fund owned 98%, 100% and 100% of shares of beneficial interest of Class R2, Class R4 and Class NAV, respectively, on July 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 6 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $73,718,457 and $59,646,969, respectively, for the year ended July 31, 2016.

Note 7 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2016, funds within the John Hancock group of funds complex held 71.9% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
JHVIT Lifestyle Moderate MVP	48.5%
JHVIT Lifestyle Conservative MVP	23.4%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Fundamental All Cap Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Fundamental All Cap Core Fund (the "Fund") at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $6,575,057 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Fundamental All Cap Core Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 21-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund outperformed its benchmark index and its peer group average for the one- and three-year periods ended December 31, 2015. The Board took into account management's discussion of the fund's performance, noting

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       36

the fund's favorable performance relative to the benchmark index and the peer group for the one- and three-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark over the longer-term.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;
(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and

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(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       38

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index over the longer-term;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       39

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       40

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       41

Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       42

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       43

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK FUNDAMENTAL ALL CAP CORE FUND       44

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Fundamental All Cap Core Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF309260	376A 7/16 9/16

John Hancock

Diversified Strategies Fund

Annual report 7/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile stretch for fixed-income investors. Corporate bonds, especially higher-yielding segments, sold off through February before mounting a comeback in the second half of the period. Equities generally followed suit and the rally that began in 2009 has remained intact, with the S&P 500 Index and Dow Jones Industrial Average both hitting new all-time highs in July. One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. The U.K.'s vote in late June to leave the European Union (Brexit) has added uncertainty to the outlook for the global economy, and it remains to be seen whether other countries seek to follow suit. Our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity. Against this backdrop of heightened uncertainty, yields fell dramatically as investors dialed down risk; in fact, the yield on the 10-year U.S. Treasury also set a record—an all-time low—in the same month that stocks were posting new highs.

As this dynamic plays out, it is prudent to expect continued market volatility across asset classes. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States. It is not possible to invest directly in an index. Diversification does not guarantee a profit or eliminate the risk of a loss.

This commentary reflects the CEO's views as of July 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Diversified Strategies Fund

2	Your fund at a glance
4	Discussion of fund performance
7	A look at performance
9	Your expenses
11	Fund's investments
32	Financial statements
35	Financial highlights
37	Notes to financial statements
47	Auditor's report
48	Tax information
49	Continuation of investment advisory and subadvisory agreements
55	Trustees and Officers
59	More information

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16 (%)

Class A shares (without sales charge)
Barclays U.S. Aggregate Bond Index
S&P 500 Index
Blended Index
Morningstar tactical allocation fund category average
–0.96
5.94
5.61
6.06
–0.39
2.28
4.23
11.16
6.41
2.20
4.96
3.25
16.32
7.18
1 year
3 year
Since inception (9/30/11)

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Blended Index is 70% Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bond prices rose as interest rates declined around the world

Buoyed by falling interest rates, most major fixed-income indexes rallied; equity price movements were mixed, generally down in markets abroad and up in the United States.

The fund trailed its blended benchmark

The fund posted a decline for the period, trailing its blended benchmark in the process.

Financial and energy stocks weighed on returns

The fund's equity exposure to the lagging financials and energy sectors hurt performance, only partially offset by more favorable results from bonds and certain consumer-related equities.

PORTFOLIO COMPOSITION AS OF 7/31/16 (%)

A note about risks

A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. Large company stocks could fall out of favor. The stock prices of midsize and small companies can change more frequently and dramatically than those of large companies. Fixed-income investments are subject to interest-rate and credit-rate risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Please see the fund's prospectuses for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Robert M. Boyda, John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Robert M. Boyda
Portfolio Manager
John Hancock Asset Management

What's your approach to managing the fund?

We manage the fund with an absolute return orientation, designed to seek the long-term risk-and-return characteristics of traditional balanced strategies, but with a higher degree of consistency. We endeavor to position the fund to weather the market's inevitable rises in volatility. Globally diversified and relatively unconstrained, the fund invests across multiple asset classes.

What was the market environment like for the 12 months ended July 31, 2016?

Global fixed-income markets rallied as interest rates declined in many parts of the world. Certain long-dated developed-market sovereign debt, investment-grade corporate debt, and emerging-market debt assets generated particularly strong results. The Barclays Global Aggregate Index was up 9.45%; global equities didn't fare as well as the MSCI World Index posted a 0.13% return. U.S. equities were up and most major international markets were down. In the United States, defensively oriented equity sectors—such as telecommunication services and utilities—were among the strongest, while the financials sector declined.

Developed equity markets outside of the United States were among the weakest, as the MSCI EAFE Index declined 7.07%. The U.K.'s vote in favor of leaving the European Union (Brexit) surprised investors and prompted a spike in market volatility in late June, especially in Europe, where many risk assets dropped precipitously before recovering some of those losses. This so-called flight to safety pushed up the prices of long-term bonds issued by governments with high credit ratings.

How did the fund perform?

The fund's Class A shares were down, trailing the blended benchmark, 30% S&P 500 Index and 70% Barclays U.S. Aggregate Bond Index, and the average peer in Morningstar's tactical allocation fund category.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       4

What were the detractors from performance?

Exposure to the financials sector detracted from the fund's results. Equity positions in Barclays PLC, Citigroup, Inc., and Bank of America Corp. declined. A strategy pairing a long basket of financial stocks against a short S&P 500 Index position also suffered. The fund's other long versus short asset pairings that declined included the Canadian dollar versus the Mexican peso and high-yield corporate debt versus U.S. Treasuries. Some of the fund's positions in energy- and certain other commodity-related assets also struggled, as crude oil prices fell sharply for the period.

How about the positive contributors to returns?

Results among the fund's fixed-income holdings were stronger, but not enough to completely offset losses elsewhere. Exposure to investment-grade corporate and nominal government bonds provided a boost to performance. The fund's Treasury Inflation-Protected Securities were also up. Nonbond allocations that fared well included real estate investment trusts and global infrastructure

QUALITY COMPOSITION AS OF 7/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       5

assets. Among individual stock positions, top contributors included Adidas AG and Pola Orbis Holdings, Inc. A strategy pairing a long basket of Korean equities against a short in a broader emerging-market index also delivered positive returns.

MANAGED BY

Robert M. Boyda On the fund since 2011 Investing since 2000
Jeffrey N. Given, CFA On the fund since inception Investing since 1993
Howard C. Greene, CFA On the fund since inception Investing since 1979
Steven E. Medina, CFA On the fund since inception Investing since 1994
Nathan W. Thooft, CFA On the fund since 2013 Investing since 2000

COUNTRY COMPOSITION AS OF 7/31/16 (%)

United States	82.4
Japan	2.8
United Kingdom	2.3
France	2.2
Netherlands	2.1
Mexico	1.2
Other countries	7.0
TOTAL	100.0
As a percentage of net assets.

The views expressed in this report are exclusively those of Robert M. Boyda, John Hancock Asset Management, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       6

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-5.92	3.85	20.03
Class I2	-0.63	5.33	28.55
Index 1†	5.94	3.25	16.73
Index 2†	5.61	16.32	107.78
Index 3†	6.06	7.18	39.84

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00%. Sales charges are not applicable to Class I shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A	Class I
Gross/Net (%)	1.71	1.40

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Barclays U.S. Aggregate Bond Index; Index 2 is the S&P 500 Index; Index 3 is 70% Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       7

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Diversified Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes and a blended index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)	Index 3 ($)
Class I2	9-30-11	12,855	12,855	11,673	20,778	13,984

The Barclays U.S. Aggregate Bond Index is an unmanaged index of dollar-denominated and non-convertible investment-grade debt issues.

The S&P 500 Index is an unmanaged index that includes 500 widely traded common stocks.

The Blended Index is 70% Barclays U.S. Aggregate Bond Index and 30% S&P 500 Index.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 9-30-11.
2	For certain types of investors as described in the fund's prospectus.
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       8

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,053.20	$8.83	1.73%
Class I	1,000.00	1,055.30	7.26	1.42%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       9

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,016.30	$8.67	1.73%
Class I	1,000.00	1,017.80	7.12	1.42%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectus for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       10

Fund's investments

As of 7-31-16
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 24.3%				$9,680,461
(Cost $9,479,478)
Consumer discretionary 3.1%				1,244,070
Auto components 0.4%
Dana Holding Corp.	6.000	09-15-23	50,000	51,875
Delphi Automotive PLC	4.250	01-15-26	20,000	21,960
Delphi Corp.	5.000	02-15-23	50,000	53,050
Nemak SAB de CV (S)	5.500	02-28-23	20,000	20,750
Automobiles 0.6%
American Honda Finance Corp.	1.700	02-22-19	25,000	25,340
Ford Motor Company	4.750	01-15-43	15,000	16,526
Ford Motor Credit Company LLC	5.875	08-02-21	60,000	69,228
General Motors Company	6.250	10-02-43	20,000	24,145
General Motors Financial Company, Inc.	3.450	04-10-22	25,000	25,517
General Motors Financial Company, Inc.	4.000	01-15-25	40,000	41,257
General Motors Financial Company, Inc.	5.250	03-01-26	15,000	16,754
Diversified consumer services 0.1%
Service Corp. International	5.375	05-15-24	15,000	15,968
Hotels, restaurants and leisure 0.5%
CCM Merger, Inc. (S)	9.125	05-01-19	150,000	157,313
GLP Capital LP	5.375	04-15-26	15,000	15,994
International Game Technology PLC (S)	6.500	02-15-25	15,000	15,825
Mohegan Tribal Gaming Authority	9.750	09-01-21	15,000	16,144
Household durables 0.0%
Newell Brands, Inc.	2.150	10-15-18	3,000	3,049
Internet and catalog retail 0.1%
Expedia, Inc. (S)	5.000	02-15-26	40,000	42,621
Leisure products 0.0%
Vista Outdoor, Inc. (S)	5.875	10-01-23	14,000	14,665
Media 0.8%
Cengage Learning, Inc. (S)	9.500	06-15-24	15,000	15,694
Charter Communications Operating LLC (S)	6.484	10-23-45	25,000	30,014
Clear Channel Worldwide Holdings, Inc.	6.500	11-15-22	15,000	15,525
MDC Partners, Inc. (S)	6.500	05-01-24	15,000	14,513
Midcontinent Communications (S)	6.875	08-15-23	15,000	15,675
Omnicom Group, Inc.	3.600	04-15-26	15,000	15,959
Radio One, Inc. (S)	9.250	02-15-20	15,000	13,988
Scripps Networks Interactive, Inc.	3.950	06-15-25	25,000	26,590
Sinclair Television Group, Inc. (S)	5.625	08-01-24	20,000	20,650
Sirius XM Radio, Inc. (S)	5.250	08-15-22	70,000	73,500
Sirius XM Radio, Inc. (S)	5.375	04-15-25	15,000	15,408
Sirius XM Radio, Inc. (S)	5.375	07-15-26	20,000	20,388

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       11

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Time Warner, Inc.	3.875	01-15-26	40,000	$43,931
WMG Acquisition Corp. (S)	6.750	04-15-22	5,000	5,250
Multiline retail 0.4%
Macy's Retail Holdings, Inc.	7.875	08-15-36	175,000	175,316
Specialty retail 0.2%
Jo-Ann Stores Holdings, Inc., PIK (S)	9.750	10-15-19	50,000	44,000
L Brands, Inc.	6.625	04-01-21	25,000	28,688
L Brands, Inc.	6.875	11-01-35	15,000	15,908
Textiles, apparel and luxury goods 0.0%
Under Armour, Inc.	3.250	06-15-26	5,000	5,092
Consumer staples 1.2%				480,396
Beverages 0.1%
PepsiCo, Inc.	1.500	02-22-19	30,000	30,380
Food and staples retailing 0.3%
SUPERVALU, Inc.	7.750	11-15-22	20,000	17,400
Tops Holding LLC (S)	8.000	06-15-22	30,000	26,100
Walgreens Boots Alliance, Inc.	1.750	05-30-18	25,000	25,217
Whole Foods Market, Inc. (S)	5.200	12-03-25	35,000	37,875
Food products 0.2%
Kraft Heinz Foods Company (S)	2.000	07-02-18	30,000	30,430
Kraft Heinz Foods Company (S)	4.875	02-15-25	18,000	19,872
Kraft Heinz Foods Company (S)	5.200	07-15-45	20,000	24,509
Post Holdings, Inc. (S)	7.750	03-15-24	10,000	11,063
Household products 0.0%
Revlon Escrow Corp. (S)	6.250	08-01-24	14,000	14,175
Personal products 0.1%
Revlon Consumer Products Corp.	5.750	02-15-21	50,000	50,750
Tobacco 0.5%
Alliance One International, Inc.	9.875	07-15-21	100,000	88,000
Vector Group, Ltd.	7.750	02-15-21	100,000	104,625
Energy 2.0%				814,384
Oil, gas and consumable fuels 2.0%
Cimarex Energy Company	4.375	06-01-24	15,000	15,679
Columbia Pipeline Group, Inc.	4.500	06-01-25	25,000	26,976
DCP Midstream LLC (S)	9.750	03-15-19	20,000	22,000
DCP Midstream LLC (5.850% to 5-21-23, then 3 month LIBOR + 3.850%) (S)	5.850	05-21-43	15,000	11,325
DCP Midstream Operating LP	2.700	04-01-19	15,000	14,475
DCP Midstream Operating LP	3.875	03-15-23	15,000	14,138
Enbridge Energy Partners LP	4.375	10-15-20	15,000	15,648
Energy Transfer Partners LP	5.150	03-15-45	15,000	13,965

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       12

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Enterprise Products Operating LLC (8.375% to 8-1-16, then 3 month LIBOR + 3.708%)	8.375	08-01-66	35,000	$32,331
Kinder Morgan, Inc.	5.550	06-01-45	25,000	25,081
MPLX LP (S)	4.875	12-01-24	23,000	22,784
Occidental Petroleum Corp.	3.400	04-15-26	20,000	21,039
Pertamina Persero PT (S)	6.450	05-30-44	200,000	226,583
Petroleos Mexicanos	4.875	01-24-22	15,000	15,413
Petroleos Mexicanos	5.500	01-21-21	75,000	79,875
Regency Energy Partners LP	5.500	04-15-23	60,000	62,196
Shell International Finance BV	4.375	05-11-45	35,000	37,983
Summit Midstream Holdings LLC	7.500	07-01-21	30,000	29,775
Sunoco Logistics Partners Operations LP	4.400	04-01-21	15,000	15,827
Teekay Offshore Partners LP	6.000	07-30-19	20,000	16,650
Tesoro Logistics LP	6.125	10-15-21	25,000	26,003
Tesoro Logistics LP	6.375	05-01-24	15,000	15,816
Williams Partners LP	4.875	05-15-23	15,000	14,902
Williams Partners LP	4.875	03-15-24	38,000	37,920
Financials 7.4%				2,955,541
Banks 3.2%
Bank of America Corp.	4.200	08-26-24	25,000	26,321
Bank of America Corp. (6.250% to 9-5-24, then 3 month LIBOR +3.705%) (Q)	6.250	09-05-24	35,000	36,663
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (Q)	6.300	03-10-26	15,000	16,345
Bank of America Corp. (8.000% to 1-30-18, then 3 month LIBOR + 3.630%) (Q)	8.000	01-30-18	35,000	35,565
BankUnited, Inc.	4.875	11-17-25	25,000	25,995
Citigroup, Inc. (6.250% to 8-15-26, then 3 month LIBOR + 4.517%) (Q)	6.250	08-15-26	35,000	37,713
Cooperatieve Rabobank UA (11.000% to 6-30-19, then 3 month LIBOR + 10.868%) (Q)(S)	11.000	06-30-19	100,000	122,250
Credit Agricole SA (7.875% to 1-23-24, then 5 Year U.S. Swap Rate + 4.898%) (Q)(S)	7.875	01-23-24	200,000	198,000
Fifth Third Bancorp (5.100% to 6-30-23, then 3 month LIBOR + 3.033%) (Q)	5.100	06-30-23	60,000	58,110
HBOS PLC (S)	6.000	11-01-33	95,000	111,176
JPMorgan Chase & Co.	3.200	06-15-26	25,000	25,819
JPMorgan Chase & Co.	4.625	05-10-21	45,000	50,163
JPMorgan Chase & Co. (5.300% to 5-1-20, then 3 month LIBOR + 3.800%) (Q)	5.300	05-01-20	25,000	25,738
JPMorgan Chase & Co. (6.750% to 2-1-24, then 3 month LIBOR + 3.780%) (Q)	6.750	02-01-24	65,000	73,200
Lloyds Banking Group PLC	4.650	03-24-26	55,000	56,778
Popular, Inc.	7.000	07-01-19	15,000	15,263

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       13

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Russian Agricultural Bank OJSC (S)	5.100	07-25-18	200,000	$205,414
Sumitomo Mitsui Banking Corp.	2.450	01-10-19	37,000	37,784
The PNC Financial Services Group, Inc. (4.850% to 6-1-23, then 3 month LIBOR + 3.040%) (Q)	4.850	06-01-23	30,000	29,288
Wells Fargo & Company	4.650	11-04-44	15,000	16,385
Wells Fargo & Company (5.875% to 6-15-25, then 3 month LIBOR + 3.990%) (Q)	5.875	06-15-25	45,000	49,556
Wells Fargo & Company (5.900% to 6-15-24, then 3 month LIBOR + 3.110%) (Q)	5.900	06-15-24	20,000	21,325
Wells Fargo & Company, Series K (7.980% to 3-15-18, then 3 month LIBOR + 3.770%) (Q)	7.980	03-15-18	20,000	21,271
Capital markets 0.7%
Ares Capital Corp.	3.875	01-15-20	35,000	36,390
FS Investment Corp.	4.000	07-15-19	35,000	35,335
Jefferies Group LLC	6.875	04-15-21	30,000	34,472
Morgan Stanley	3.875	01-27-26	20,000	21,355
Morgan Stanley	5.500	01-26-20	25,000	27,940
Morgan Stanley	7.300	05-13-19	45,000	51,632
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20	20,000	20,250
The Goldman Sachs Group, Inc.	2.000	04-25-19	15,000	15,154
The Goldman Sachs Group, Inc.	3.750	05-22-25	20,000	21,116
The Goldman Sachs Group, Inc.	4.750	10-21-45	15,000	17,094
Consumer finance 0.6%
Ally Financial, Inc.	3.250	11-05-18	15,000	15,169
Ally Financial, Inc.	5.125	09-30-24	65,000	69,144
Capital One Financial Corp.	3.750	07-28-26	35,000	35,249
Capital One Financial Corp.	4.200	10-29-25	30,000	31,290
Capital One Financial Corp. (5.550% to 6-1-20, then 3 month LIBOR + 3.800%) (Q)	5.550	06-01-20	25,000	25,356
Credit Acceptance Corp.	6.125	02-15-21	40,000	39,500
Discover Financial Services	3.950	11-06-24	20,000	20,654
Enova International, Inc.	9.750	06-01-21	20,000	16,800
Diversified financial services 0.2%
NewStar Financial, Inc.	7.250	05-01-20	25,000	23,926
S&P Global, Inc.	4.000	06-15-25	25,000	27,343
Voya Financial, Inc. (5.650% to 5-15-23, then 3 month LIBOR + 3.580%)	5.650	05-15-53	29,000	27,985
Insurance 1.1%
Assured Guaranty US Holdings, Inc.	5.000	07-01-24	40,000	44,773
AXA SA	8.600	12-15-30	100,000	140,582
CNA Financial Corp.	7.250	11-15-23	10,000	12,248

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       14

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Insurance (continued)
Liberty Mutual Group, Inc. (7.800% to 3-15-37, then 3 month LIBOR +3.576%) (S)	7.800	03-07-87	100,000	$111,250
MetLife, Inc.	6.400	12-15-66	20,000	22,197
Prudential Financial, Inc. (5.200% to 3-15-24, then 3 month LIBOR + 3.040%)	5.200	03-15-44	15,000	15,188
Prudential Financial, Inc. (5.875% to 9-15-22, then 3 month LIBOR + 4.175%)	5.875	09-15-42	15,000	16,624
Teachers Insurance & Annuity Association of America (S)	6.850	12-16-39	25,000	34,719
The Hartford Financial Services Group, Inc. (8.125% to 6-15-18, then 3 month LIBOR + 4.603%)	8.125	06-15-68	30,000	32,850
Real estate investment trusts 1.2%
American Tower Corp.	4.700	03-15-22	40,000	44,466
Crown Castle International Corp.	4.450	02-15-26	20,000	22,188
Crown Castle Towers LLC (S)	6.113	01-15-40	100,000	111,454
Iron Mountain, Inc.	5.750	08-15-24	45,000	46,224
Iron Mountain, Inc.	6.000	08-15-23	25,000	26,563
MPT Operating Partnership LP	6.875	05-01-21	100,000	103,530
Omega Healthcare Investors, Inc.	4.500	01-15-25	25,000	25,265
Ventas Realty LP	3.500	02-01-25	30,000	30,988
Ventas Realty LP	3.750	05-01-24	10,000	10,482
VEREIT Operating Partnership LP	4.600	02-06-24	45,000	47,025
Thrifts and mortgage finance 0.4%
Flagstar Bancorp, Inc. (S)	6.125	07-15-21	15,000	15,384
Nationstar Mortgage LLC	6.500	07-01-21	20,000	17,200
Nationstar Mortgage LLC	7.875	10-01-20	30,000	28,219
Nationstar Mortgage LLC	9.625	05-01-19	15,000	15,488
Quicken Loans, Inc. (S)	5.750	05-01-25	30,000	29,738
Radian Group, Inc.	5.250	06-15-20	15,000	15,563
Radian Group, Inc.	7.000	03-15-21	15,000	16,594
Stearns Holdings LLC (S)	9.375	08-15-20	10,000	9,463
Health care 1.1%				453,591
Biotechnology 0.1%
AbbVie, Inc.	3.600	05-14-25	40,000	42,432
Health care equipment and supplies 0.1%
Medtronic, Inc.	4.625	03-15-45	20,000	24,488
Zimmer Biomet Holdings, Inc.	3.550	04-01-25	25,000	26,276
Health care providers and services 0.7%
Express Scripts Holding Company	4.500	02-25-26	35,000	38,956
Fresenius US Finance II, Inc. (S)	4.500	01-15-23	15,000	15,844
HCA, Inc.	5.250	04-15-25	20,000	21,400
HCA, Inc.	5.250	06-15-26	15,000	15,900

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       15

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
HCA, Inc.	7.500	02-15-22	50,000	$56,750
LifePoint Health, Inc. (S)	5.375	05-01-24	15,000	15,338
MEDNAX, Inc. (S)	5.250	12-01-23	15,000	15,638
Molina Healthcare, Inc. (S)	5.375	11-15-22	15,000	15,300
Select Medical Corp.	6.375	06-01-21	20,000	19,788
Teva Pharmaceutical Finance Netherlands III BV	3.150	10-01-26	20,000	20,437
Universal Health Services, Inc. (S)	4.750	08-01-22	15,000	15,450
WellCare Health Plans, Inc.	5.750	11-15-20	15,000	15,516
Pharmaceuticals 0.2%
Actavis Funding SCS	3.800	03-15-25	20,000	21,262
Mylan NV (S)	2.500	06-07-19	15,000	15,288
Mylan NV (S)	3.950	06-15-26	50,000	52,415
Quintiles Transnational Corp. (S)	4.875	05-15-23	5,000	5,113
Industrials 3.6%				1,447,219
Aerospace and defense 0.5%
Huntington Ingalls Industries, Inc. (S)	5.000	12-15-21	20,000	21,000
Huntington Ingalls Industries, Inc. (S)	5.000	11-15-25	15,000	15,956
Lockheed Martin Corp.	2.900	03-01-25	28,000	29,297
Lockheed Martin Corp.	4.700	05-15-46	20,000	24,317
Textron Financial Corp. (6.000% to 2-15-17, then 3 month LIBOR + 1.735%) (S)	6.000	02-15-67	150,000	94,875
Air freight and logistics 0.1%
XPO Logistics, Inc. (S)	6.500	06-15-22	35,000	34,650
Airlines 1.0%
Air Canada 2013-1 Class C Pass Through Trust (S)	6.625	05-15-18	15,000	15,488
American Airlines 2011-1 Class B Pass Through Trust (S)	7.000	07-31-19	66,645	69,977
British Airways 2013-1 Class B Pass Through Trust (S)	5.625	12-20-21	17,522	18,266
Continental Airlines 1997-4 Class A Pass Through Trust	6.900	07-02-19	6,097	6,280
Delta Air Lines 2002-1 Class G-1 Pass Through Trust	6.718	07-02-24	58,108	66,098
Delta Air Lines 2010-1 Class A Pass Through Trust	6.200	01-02-20	96,095	103,302
Northwest Airlines 2007-1 Class A Pass Through Trust	7.027	05-01-21	10,673	12,194
United Airlines 2014-2 Class A Pass Through Trust	3.750	03-03-28	33,982	36,190
United Airlines 2014-2 Class B Pass Through Trust	4.625	03-03-24	28,528	28,600

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       16

	Rate (%)	Maturity date	Par value^	Value
Industrials (continued)
Airlines (continued)
United Airlines 2016-1 Class A Pass Through Trust	3.450	01-07-30	15,000	$15,600
US Airways 2012-1 Class A Pass Through Trust	5.900	04-01-26	19,986	23,084
Building products 0.2%
Builders FirstSource, Inc. (S)	10.750	08-15-23	10,000	11,100
Masco Corp.	4.375	04-01-26	15,000	15,975
Masco Corp.	4.450	04-01-25	15,000	15,938
Owens Corning	4.200	12-15-22	20,000	21,322
Commercial services and supplies 0.4%
Casella Waste Systems, Inc.	7.750	02-15-19	39,000	39,780
Prime Security Services Borrower LLC (S)	9.250	05-15-23	15,000	16,013
Safway Group Holding LLC (S)	7.000	05-15-18	100,000	101,875
Construction and engineering 0.1%
Tutor Perini Corp.	7.625	11-01-18	50,000	50,675
Electrical equipment 0.0%
EnerSys (S)	5.000	04-30-23	5,000	4,975
Industrial conglomerates 0.3%
General Electric Company (5.000% to 1-21-21, then 3 month LIBOR + 3.330%) (Q)	5.000	01-21-21	29,000	31,193
Odebrecht Finance, Ltd. (Q)(S)	7.500	09-12-16	200,000	77,500
Machinery 0.1%
SPL Logistics Escrow LLC (S)	8.875	08-01-20	24,000	18,300
Trinity Industries, Inc.	4.550	10-01-24	35,000	33,763
Professional services 0.1%
Verisk Analytics, Inc.	4.000	06-15-25	35,000	37,049
Road and rail 0.1%
Penske Truck Leasing Company LP (S)	3.375	02-01-22	45,000	45,938
Trading companies and distributors 0.5%
Ahern Rentals, Inc. (S)	7.375	05-15-23	25,000	17,625
Aircastle, Ltd.	5.500	02-15-22	15,000	16,088
Aircastle, Ltd.	6.250	12-01-19	25,000	27,563
International Lease Finance Corp. (S)	7.125	09-01-18	100,000	110,750
United Rentals North America, Inc.	5.500	07-15-25	20,000	20,560
United Rentals North America, Inc.	5.750	11-15-24	15,000	15,563
Transportation infrastructure 0.2%
Florida East Coast Holdings Corp. (S)	6.750	05-01-19	100,000	102,500
Information technology 1.7%				663,906
Communications equipment 0.0%
Hughes Satellite Systems Corp. (S)	5.250	08-01-26	5,000	4,988
Electronic equipment, instruments and components 0.1%
Zebra Technologies Corp.	7.250	10-15-22	20,000	21,350

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       17

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Internet software and services 0.4%
Ancestry.com, Inc.	11.000	12-15-20	45,000	$48,263
eBay, Inc.	2.500	03-09-18	15,000	15,279
eBay, Inc.	3.800	03-09-22	20,000	21,336
Match Group, Inc. (S)	6.375	06-01-24	15,000	16,031
Rackspace Hosting, Inc. (S)	6.500	01-15-24	25,000	25,813
VeriSign, Inc.	5.250	04-01-25	20,000	20,900
IT services 0.7%
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21	200,000	200,000
Visa, Inc.	3.150	12-14-25	30,000	32,232
Visa, Inc.	4.300	12-14-45	30,000	35,631
Semiconductors and semiconductor equipment 0.1%
Micron Technology, Inc.	5.875	02-15-22	15,000	14,475
Micron Technology, Inc. (S)	7.500	09-15-23	15,000	16,402
Qorvo, Inc. (S)	6.750	12-01-23	10,000	10,750
Qorvo, Inc. (S)	7.000	12-01-25	10,000	10,838
Software 0.2%
Electronic Arts, Inc.	4.800	03-01-26	45,000	49,495
Microsoft Corp.	4.450	11-03-45	30,000	34,620
Open Text Corp. (S)	5.875	06-01-26	15,000	15,591
Technology hardware, storage and peripherals 0.2%
Diamond 1 Finance Corp. (S)	6.020	06-15-26	50,000	53,643
Diamond 1 Finance Corp. (S)	7.125	06-15-24	5,000	5,381
Western Digital Corp. (S)	7.375	04-01-23	10,000	10,888
Materials 0.8%				301,071
Chemicals 0.6%
Braskem Finance, Ltd. (S)	7.000	05-07-20	100,000	107,250
NOVA Chemicals Corp. (S)	5.000	05-01-25	45,000	45,675
Platform Specialty Products Corp. (S)	6.500	02-01-22	35,000	30,363
Rain CII Carbon LLC (S)	8.250	01-15-21	20,000	16,700
The Chemours Company	6.625	05-15-23	19,000	16,388
Containers and packaging 0.0%
Cascades, Inc. (S)	5.500	07-15-22	12,000	11,820
Metals and mining 0.2%
Alcoa, Inc.	5.125	10-01-24	25,000	26,281
Allegheny Technologies, Inc.	9.375	06-01-19	30,000	31,013
Paper and forest products 0.0%
Norbord, Inc. (S)	6.250	04-15-23	15,000	15,581
Telecommunication services 1.7%				664,774
Diversified telecommunication services 0.7%
AT&T, Inc.	4.750	05-15-46	20,000	21,196
Frontier Communications Corp.	8.875	09-15-20	15,000	16,120

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       18

	Rate (%)	Maturity date	Par value^	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
GCI, Inc.	6.875	04-15-25	15,000	$15,563
T-Mobile USA, Inc.	6.125	01-15-22	15,000	15,797
T-Mobile USA, Inc.	6.250	04-01-21	15,000	15,694
Telecom Italia Capital SA	7.200	07-18-36	100,000	103,000
Verizon Communications, Inc.	4.862	08-21-46	50,000	55,738
Verizon Communications, Inc.	5.012	08-21-54	15,000	16,521
Wireless telecommunication services 1.0%
Digicel Group, Ltd. (S)	8.250	09-30-20	200,000	182,500
Digicel, Ltd. (S)	6.750	03-01-23	15,000	13,905
Millicom International Cellular SA (S)	6.625	10-15-21	200,000	208,740
Utilities 1.7%				655,509
Electric utilities 1.4%
Electricite de France SA (S)	3.625	10-13-25	15,000	15,668
Electricite de France SA (5.250% to 1-29-23, then 10 Year U.S. Swap Rate + 3.709%) (Q)(S)	5.250	01-29-23	100,000	97,500
Empresa Electrica Angamos SA (S)	4.875	05-25-29	200,000	204,786
Majapahit Holding BV (S)	7.750	01-20-20	150,000	172,688
NextEra Energy Capital Holdings, Inc.	2.300	04-01-19	15,000	15,266
Southern California Edison Company (6.250% to 2-1-22, then 3 month LIBOR + 4.199%) (Q)	6.250	02-01-22	35,000	39,025
Independent power and renewable electricity producers 0.3%
NRG Energy, Inc.	6.250	05-01-24	35,000	34,563
NRG Energy, Inc. (S)	6.625	01-15-27	20,000	19,775
NRG Yield Operating LLC	5.375	08-15-24	55,000	56,238
U.S. Government and Agency obligations 11.4%				$4,561,147
(Cost $4,411,890)
U.S. Government 7.6%				3,037,051
U.S. Treasury
Bond	2.500	02-15-46	445,000	475,090
Bond	3.375	05-15-44	285,000	359,000
Note	0.875	06-15-19	80,000	80,266
Note	1.625	05-15-26	380,000	385,849
Treasury Inflation Protected Security	0.125	04-15-17	229,491	229,520
Treasury Inflation Protected Security	0.125	04-15-21	202,698	206,708
Treasury Inflation Protected Security	0.250	01-15-25	917,806	934,979
Treasury Inflation Protected Security	0.375	07-15-25	177,259	183,200
Treasury Inflation Protected Security	1.250	07-15-20	170,720	182,439
U.S. Government Agency 3.8%				1,524,096
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru	4.000	12-01-40	369,446	407,516
30 Yr Pass Thru	4.000	01-01-43	257,705	277,254

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       19

	Rate (%)	Maturity date	Par value^		Value
U.S. Government Agency (continued)
30 Yr Pass Thru	4.500	12-01-40	269,663		$297,221
Federal National Mortgage Association
30 Yr Pass Thru	3.500	03-01-44	465,878		499,163
30 Yr Pass Thru	4.000	09-01-40	39,839		42,942
Foreign government obligations 0.7%					$288,566
(Cost $356,771)
Argentina 0.1%					39,345
Republic of Argentina Bond	8.280	12-31-33		35,051	39,345
Brazil 0.2%					80,286
Federative Republic of Brazil Note	10.000	01-01-21	BRL	275,000	80,286
Indonesia 0.1%					21,160
Republic of Indonesia Bond	8.375	09-15-26	IDR	250,000,000	21,160
Mexico 0.3%					147,775
Government of Mexico
Bond	7.750	05-29-31	MXN	1,200,000	73,128
Bond	10.000	12-05-24	MXN	1,100,000	74,647
Capital preferred securities 0.3%					$111,434
(Cost $105,601)
Financials 0.3%					111,434
MetLife Capital Trust IV (7.875% to 12-15-32, then 3 month LIBOR + 3.960%) (S)	7.875	12-15-67		35,000	43,383
MetLife Capital Trust X (9.250% to 4-8-33 then 3 month LIBOR + 5.540%) (S)	9.250	04-08-68		30,000	42,863
ZFS Finance USA Trust V (6.500% to 5-9-17, then 3 month LIBOR + 2.285%) (S)	6.500	05-09-67		25,000	25,188
Convertible bonds 0.0%					$14,475
(Cost $15,000)
Utilities 0.0%					14,475
Independent power and renewable electricity producers 0.0%
NRG Yield, Inc. (S)	3.250	06-01-20		15,000	14,475
Term loans (M) 1.4%					$555,803
(Cost $574,451)
Consumer discretionary 0.3%					112,687
Media 0.3%
iHeartCommunications, Inc.	7.246	01-30-19	110,259		85,382
iHeartCommunications, Inc.	7.996	07-30-19	35,461		27,305
Consumer staples 0.2%					97,073
Household products 0.2%
The Sun Products Corp.	5.500	03-23-20	96,992		97,073

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       20

	Rate (%)	Maturity date	Par value^	Value
Health care 0.4%				$156,326
Health care providers and services 0.4%
National Mentor Holdings, Inc.	4.250	01-31-21	57,674	57,764
Surgery Center Holdings, Inc.	5.250	11-03-20	98,500	98,562
Industrials 0.5%				189,717
Aerospace and defense 0.2%
WP CPP Holdings LLC	4.500	12-28-19	96,500	93,123
Airlines 0.3%
Delta Air Lines, Inc.	3.250	10-18-18	96,500	96,594
Collateralized mortgage obligations 4.9%				$1,946,791
(Cost $1,920,284)
Commercial and residential 4.6%				1,841,631
Adjustable Rate Mortgage Trust Series 2005-4, Class 7A12 (P)	1.026	08-25-35	21,902	20,994
American Home Mortgage Investment Trust
Series 2005-1, Class 1A1 (P)	0.666	06-25-45	39,234	36,476
Series 2005-1, Class AHM (P)	2.904	06-25-45	19,751	19,425
Americold 2010 LLC Trust Series 2010-ARTA, Class D (S)	7.443	01-14-29	100,000	112,409
BAMLL Commercial Mortgage Securities Trust
Series 2013-DSNY, Class E (P) (S)	3.034	09-15-26	100,000	99,561
Series 2015-200P, Class F (P) (S)	3.715	04-14-33	25,000	23,257
Bear Stearns Adjustable Rate Mortgage Trust Series 2005-5, Class A2 (P)	2.460	08-25-35	30,380	30,269
CDGJ Commercial Mortgage Trust Series 2014-BXCH, Class D (P) (S)	3.442	12-15-27	100,000	98,622
Commercial Mortgage (Cantor Fitzgerald/Deutsche Bank AG) Series 2013-CR6, Class XA IO	1.624	03-10-46	286,969	12,673
Commercial Mortgage Trust (Deutsche Bank)
Series 2012-CR3, Class XA IO	2.254	10-15-45	298,562	25,191
Series 2013-CR11, Class B (P)	5.329	10-10-46	35,000	40,969
Series 2014-FL4, Class D (P) (S)	2.897	07-13-31	50,000	48,603
Commercial Mortgage Trust (Wells Fargo) Series 2014-CR16, Class C (P)	5.068	04-10-47	45,000	49,417
Countrywide Alternative Loan Trust Series 2007-16CB, Class 4A7	6.000	08-25-37	63,990	59,890
HILT Mortgage Trust Series 2014-ORL, Class D (P) (S)	2.584	07-15-29	100,000	96,699
Hilton USA Trust
Series 2013-HLF, Class EFL (P) (S)	4.185	11-05-30	90,671	90,798
Series 2013-HLT, Class DFX (S)	4.406	11-05-30	100,000	100,771
IndyMac Index Mortgage Loan Trust
Series 2005-AR12, Class AX2 IO	2.260	07-25-35	544,017	42,438
Series 2005-AR8, Class AX2 IO	2.267	05-25-35	458,497	33,853

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       21

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
JPMBB Commercial Mortgage Securities Trust Series 2014-C19, Class C (P)	4.830	04-15-47	55,000	$59,153
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2014-FL5, Class C (P) (S)	2.534	07-15-31	85,000	85,721
Series 2014-INN, Class F (P) (S)	4.442	06-15-29	100,000	95,986
Series 2014-PHH, Class C (P) (S)	2.534	08-15-27	100,000	98,888
Merrill Lynch Mortgage Investors Trust Series 2005-2, Class 1A (P)	1.903	10-25-35	32,094	31,059
Morgan Stanley Capital I Trust Series 2014-150E, Class D (P) (S)	4.295	09-09-32	85,000	88,093
Morgan Stanley Mortgage Loan Trust Series 2004-6AR, Class 2A2 (P)	2.895	08-25-34	41,735	41,284
Thornburg Mortgage Securities Trust Series 2004-1, Class II2A (P)	1.925	03-25-44	23,228	22,543
UBS-Barclays Commercial Mortgage Trust Series 2012-C2, Class XA IO (S)	1.805	05-10-63	503,537	28,184
VNDO Mortgage Trust Series 2013-PENN, Class D (P) (S)	3.947	12-13-29	100,000	104,152
WaMu Mortgage Pass Through Certificates Series 2005-AR2, Class 2A1B (P)	0.816	01-25-45	18,115	16,391
Wells Fargo Commercial Mortgage Trust
Series 2013-120B, Class C (P) (S)	2.709	03-18-28	80,000	78,870
Series 2013-BTC, Class E (P) (S)	3.667	04-16-35	40,000	37,581
Series 2015-LC22, Class B (P)	4.539	09-15-58	10,000	11,411
U.S. Government Agency 0.3%				105,160
Federal Home Loan Mortgage Corp.
Series 288, Class IO	3.000	10-15-27	235,908	23,787
Series K018, Class X1 IO	1.403	01-25-22	382,780	23,394
Series K710, Class X1 IO	1.763	05-25-19	262,592	10,701
Federal National Mortgage Association Series 2012-137, Class WI IO	3.500	12-25-32	174,324	24,423
Government National Mortgage Association
Series 2012-114, Class IO	0.900	01-16-53	181,448	11,951
Series 2016-87, Class IO	1.009	08-16-58	129,866	10,904
Asset backed securities 2.5%				$979,974
(Cost $961,560)
Aegis Asset Backed Securities Trust Series 2005-4, Class M1 (P)	0.896	10-25-35	75,000	69,073
Arby's Funding LLC Series 2015-1A, Class A2 (S)	4.969	10-30-45	39,700	41,199
Cabela's Credit Card Master Note Trust Series 2016-1, Class A1	1.780	06-15-22	50,000	50,113
California Republic Auto Receivables Trust Series 2016-2, Class A4	2.140	12-15-21	15,000	15,056
Capital One Multi-Asset Execution Trust Series 2016-A3, Class A3	1.340	04-15-22	55,000	55,000

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       22

	Rate (%)	Maturity date	Par value^	Value
CarMax Auto Owner Trust Series 2016-2, Class A4	1.680	09-15-21	20,000	$20,074
Chase Issuance Trust Series 2016-A2, Class A	1.370	06-15-21	45,000	45,195
Citicorp Residential Mortgage Trust Series 2007-2, Class A6	6.265	06-25-37	9,131	9,408
CNH Equipment Trust Series 2016-B, Class A3	1.630	08-16-21	20,000	20,101
Countrywide Asset-Backed Certificates Trust Series 2004-10, Class AF5B	5.613	02-25-35	37,896	38,147
DB Master Finance LLC Series 2015-1A, Class A2II (S)	3.980	02-20-45	59,250	60,826
Driven Brands Funding LLC Series 2015-1A, Class A2 (S)	5.216	07-20-45	29,775	29,815
EquiFirst Mortgage Loan Trust Series 2004-3, Class M3 (P)	1.421	12-25-34	23,457	21,303
Honda Auto Receivables Owner Trust Series 2016-2, Class A4	1.620	08-15-22	30,000	30,254
Merrill Lynch Mortgage Investors Trust Series 2004-OPT1, Class A1A (P)	0.966	06-25-35	19,987	19,235
Nationstar Home Equity Loan Trust Series 2006-B, Class AV4 (P)	0.726	09-25-36	37,295	35,034
New Century Home Equity Loan Trust Series 2005-2, Class M2 (P)	0.896	06-25-35	65,000	62,085
Saxon Asset Securities Trust Series 2006-2, Class A3C (P)	0.596	09-25-36	36,947	35,255
Sierra Timeshare Receivables Funding LLC Series 2014-2A, Class A (S)	2.050	06-20-31	19,888	19,881
Soundview Home Loan Trust Series 2005-CTX1, Class M2 (P)	0.886	11-25-35	35,000	33,782
Structured Asset Investment Loan Trust
Series 2005-1, Class M2 (P) (S)	1.166	02-25-35	45,000	43,145
Series 2005-2, Class M2 (P)	1.181	03-25-35	45,000	42,541
Structured Asset Securities Corp. Mortgage Loan Trust Series 2005-2XS, Class 2A2 (P)	1.938	02-25-35	39,266	37,400
Taco Bell Funding LLC Series 2016-1A, Class A2I (S)	3.832	05-25-46	30,000	30,328
TAL Advantage V LLC Series 2014-1A, Class A (S)	3.510	02-22-39	22,750	22,176
Wendys Funding LLC Series 2015-1A, Class A2I (S)	3.371	06-15-45	59,550	59,710
Westgate Resorts LLC Series 2014-AA, Class A (S)	6.250	10-20-26	33,957	33,838

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       23

	Shares	Value
Common stocks 30.1%		$12,012,540
(Cost $11,610,308)
Consumer discretionary 6.0%		2,386,085
Auto components 0.7%
Bridgestone Corp.	2,700	93,504
Delphi Automotive PLC	1,728	117,193
Magna International, Inc., Class A	1,352	52,147
Automobiles 0.8%
Ford Motor Company	4,303	54,476
Honda Motor Company, Ltd.	2,400	65,011
Nissan Motor Company, Ltd.	11,400	110,449
Toyota Motor Corp.	2,000	112,070
Hotels, restaurants and leisure 0.7%
Del Frisco's Restaurant Group, Inc. (I)	2,803	41,821
McDonald's Corp.	727	85,532
Norwegian Cruise Line Holdings, Ltd. (I)	1,488	63,389
Starbucks Corp.	1,453	84,347
Household durables 0.3%
NVR, Inc. (I)	30	51,150
Tempur Sealy International, Inc. (I)	929	70,260
Internet and catalog retail 0.7%
Amazon.com, Inc. (I)	270	204,879
The Priceline Group, Inc. (I)	47	63,488
Leisure products 0.1%
Malibu Boats, Inc., Class A (I)	2,207	30,103
Media 0.6%
Comcast Corp., Class A	882	59,315
Lions Gate Entertainment Corp.	3,436	68,686
The Walt Disney Company	1,154	110,726
Multiline retail 0.1%
Macy's, Inc.	864	30,957
Specialty retail 1.4%
Build-A-Bear Workshop, Inc. (I)	2,080	28,350
CarMax, Inc. (I)	1,406	81,914
Lowe's Companies, Inc.	1,058	87,052
O'Reilly Automotive, Inc. (I)	246	71,495
Restoration Hardware Holdings, Inc. (I)	2,027	62,452
The Home Depot, Inc.	357	49,352
The TJX Companies, Inc.	1,065	87,032
Tractor Supply Company	310	28,412
Williams-Sonoma, Inc.	1,388	75,063
Textiles, apparel and luxury goods 0.6%
adidas AG	327	53,717
Gildan Activewear, Inc.	1,456	42,675

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       24

	Shares	Value
Consumer discretionary (continued)
Textiles, apparel and luxury goods (continued)
Michael Kors Holdings, Ltd. (I)	961	$49,703
Ralph Lauren Corp.	1,013	99,365
Consumer staples 3.2%		1,285,776
Beverages 0.7%
Diageo PLC, ADR	215	25,056
Heineken NV	328	30,955
Molson Coors Brewing Company, Class B	577	58,946
PepsiCo, Inc.	1,027	111,861
The Coca-Cola Company	976	42,583
Food and staples retailing 0.6%
Costco Wholesale Corp.	288	48,159
CVS Health Corp.	892	82,706
Koninklijke Ahold Delhaize NV	5,380	128,443
Food products 0.3%
Danone SA	519	39,804
Mondelez International, Inc., Class A	1,794	78,900
Household products 0.3%
The Procter & Gamble Company	1,521	130,182
Personal products 0.3%
Pola Orbis Holdings, Inc.	1,200	118,126
Tobacco 1.0%
British American Tobacco PLC	1,865	119,033
Japan Tobacco, Inc.	2,900	113,099
Philip Morris International, Inc.	957	95,949
Reynolds American, Inc.	1,238	61,974
Energy 1.8%		729,450
Energy equipment and services 0.3%
Schlumberger, Ltd.	1,115	89,780
Weatherford International PLC (I)	9,458	53,721
Oil, gas and consumable fuels 1.5%
Apache Corp.	2,168	113,820
California Resources Corp.	50	513
Canadian Natural Resources, Ltd.	1,726	52,177
Devon Energy Corp.	1,400	53,592
EOG Resources, Inc.	673	54,984
Occidental Petroleum Corp.	1,018	76,075
Range Resources Corp.	1,854	74,735
Royal Dutch Shell PLC, A Shares	3,470	89,596
TOTAL SA	1,465	70,457

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       25

	Shares	Value
Financials 5.1%		$2,033,376
Banks 4.0%
Bank of America Corp.	15,233	220,726
Barclays PLC	26,590	54,216
Citigroup, Inc.	4,300	188,383
HSBC Holdings PLC	18,738	122,822
ICICI Bank, Ltd., ADR	8,126	61,595
JPMorgan Chase & Co.	3,361	215,003
KeyCorp	4,308	50,404
Regions Financial Corp.	5,339	48,959
Standard Chartered PLC	6,549	52,367
Sumitomo Mitsui Financial Group, Inc.	1,900	60,229
SVB Financial Group (I)	1,349	135,467
U.S. Bancorp	3,570	150,547
UniCredit SpA	12,126	29,748
Wells Fargo & Company	4,220	202,433
Capital markets 0.7%
Affiliated Managers Group, Inc. (I)	241	35,374
Morgan Stanley	1,812	52,059
The Blackstone Group LP	2,857	76,682
The Charles Schwab Corp.	1,283	36,463
The Goldman Sachs Group, Inc.	622	98,780
Consumer finance 0.1%
Discover Financial Services	885	50,303
Diversified financial services 0.1%
Intercontinental Exchange, Inc.	109	28,798
Insurance 0.2%
The Dai-ichi Life Insurance Company, Ltd.	4,800	62,018
Health care 4.9%		1,959,150
Biotechnology 1.4%
Alexion Pharmaceuticals, Inc. (I)	388	49,897
Amgen, Inc.	514	88,423
Biogen, Inc. (I)	623	180,626
Celgene Corp. (I)	498	55,871
Gilead Sciences, Inc.	1,742	138,437
Shire PLC, ADR	253	49,112
Health care equipment and supplies 0.6%
Danaher Corp.	954	77,694
Medtronic PLC	871	76,326
Stryker Corp.	419	48,721
Zimmer Biomet Holdings, Inc.	205	26,884
Health care providers and services 0.1%
AmerisourceBergen Corp.	445	37,910

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       26

	Shares	Value
Health care (continued)
Life sciences tools and services 0.4%
Bio-Rad Laboratories, Inc., Class A (I)	241	$34,967
PAREXEL International Corp. (I)	519	34,695
Thermo Fisher Scientific, Inc.	485	77,037
Pharmaceuticals 2.4%
Allergan PLC (I)	628	158,853
Bristol-Myers Squibb Company	652	48,776
GlaxoSmithKline PLC	4,373	97,662
Johnson & Johnson	1,269	158,917
Merck & Company, Inc.	1,520	89,163
Novartis AG	2,405	199,478
Pfizer, Inc.	2,836	104,620
Roche Holding AG	490	125,081
Industrials 1.9%		737,118
Aerospace and defense 0.8%
General Dynamics Corp.	550	80,790
Honeywell International, Inc.	292	33,968
Raytheon Company	435	60,696
Safran SA	702	47,719
United Technologies Corp.	741	79,769
Airlines 0.1%
Southwest Airlines Company	872	32,273
Building products 0.1%
American Woodmark Corp. (I)	387	28,727
Electrical equipment 0.1%
Eaton Corp. PLC	520	32,973
Industrial conglomerates 0.5%
General Electric Company	4,446	138,448
Rheinmetall AG	970	67,960
Machinery 0.2%
Fortive Corp. (I)	477	22,996
Hoshizaki Electric Company, Ltd.	700	63,343
Road and rail 0.1%
Union Pacific Corp.	510	47,456
Information technology 5.1%		2,044,416
Communications equipment 0.3%
Cisco Systems, Inc.	4,188	127,860
Internet software and services 1.1%
Alphabet, Inc., Class A (I)	251	198,626
Alphabet, Inc., Class C (I)	89	68,422
eBay, Inc. (I)	1,439	44,839
Facebook, Inc., Class A (I)	916	113,529

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       27

	Shares	Value
Information technology (continued)
IT services 0.4%
Automatic Data Processing, Inc.	506	$45,009
Visa, Inc., Class A	1,557	121,524
Semiconductors and semiconductor equipment 0.8%
Applied Materials, Inc.	2,141	56,287
Microchip Technology, Inc.	644	35,832
NXP Semiconductors NV (I)	970	81,567
QUALCOMM, Inc.	1,446	90,491
Taiwan Semiconductor Manufacturing Company, Ltd., ADR	2,210	61,394
Software 1.1%
Electronic Arts, Inc. (I)	1,101	84,028
Microsoft Corp.	4,611	261,351
Oracle Corp.	967	39,686
Synchronoss Technologies, Inc. (I)	1,481	55,301
Technology hardware, storage and peripherals 1.4%
Apple, Inc.	3,186	332,013
Lenovo Group, Ltd.	54,000	34,995
Samsung Electronics Company, Ltd., GDR	112	76,995
Seagate Technology PLC	3,580	114,667
Materials 0.8%		307,311
Chemicals 0.3%
Akzo Nobel NV	628	40,596
The Sherwin-Williams Company	191	57,248
Containers and packaging 0.3%
Amcor, Ltd.	5,924	67,700
Avery Dennison Corp.	660	51,407
Metals and mining 0.2%
Agnico Eagle Mines, Ltd.	628	36,512
Franco-Nevada Corp.	374	28,809
Freeport-McMoRan, Inc.	1,932	25,039
Telecommunication services 1.3%		529,858
Diversified telecommunication services 0.9%
Koninklijke KPN NV	30,467	100,209
Nippon Telegraph & Telephone Corp.	4,200	199,583
Telefonica SA	8,046	78,809
Wireless telecommunication services 0.4%
KDDI Corp.	2,100	64,443
Vodafone Group PLC	28,577	86,814

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       28

	Shares	Value
Preferred securities 0.6%		$253,383
(Cost $249,217)
Financials 0.5%		193,818
Banks 0.2%
Regions Financial Corp., 6.375%	383	10,310
U.S. Bancorp (6.000% to 4-15-17, then 3 month LIBOR + 4.861%)	1,700	44,251
Wells Fargo & Company, Series L, 7.500%	18	23,963
Capital markets 0.1%
The Goldman Sachs Group, Inc. (5.500% to 5-10-23, then 3 month LIBOR + 3.640%)	1,200	32,484
Consumer finance 0.1%
Discover Financial Services, 6.500%	1,100	29,326
Diversified financial services 0.1%
GMAC Capital Trust I, 6.411%	2,104	53,484
Utilities 0.1%		59,565
Electric utilities 0.0%
Exelon Corp., 6.500%	364	18,218
Multi-utilities 0.1%
Dominion Resources, Inc., 6.375%	793	41,347
Investment companies 15.1%		$6,018,087
(Cost $5,847,281)
Exchange-traded funds 15.1%		6,018,087
Energy Select Sector SPDR Fund	717	48,326
Financial Select Sector SPDR Fund	15,200	359,328
iShares Global Infrastructure ETF	3,400	141,032
iShares iBoxx $ Investment Grade Corporate Bond ETF	5,360	664,586
iShares MSCI India ETF	9,035	266,984
iShares MSCI India Small-Cap ETF	3,060	107,314
iShares MSCI Japan Small-Cap ETF	355	22,184
iShares MSCI Netherlands ETF	8,230	198,178
iShares MSCI Philippines ETF	2,405	95,286
iShares MSCI South Korea Capped ETF	7,680	427,469
iShares MSCI Taiwan ETF	21,060	316,532
iShares MSCI USA Quality Factor ETF	3,175	215,932
iShares TIPS Bond ETF	324	37,876
iShares U.S. Oil & Gas Exploration & Production ETF	1,478	82,857
Materials Select Sector SPDR Fund	1,390	67,721
PowerShares DB Agriculture Fund (I)	2,609	53,719
PowerShares DB Base Metals Fund (I)	2,544	34,929
PowerShares DB Commodity Index Tracking Fund (I)	3,551	50,708
PowerShares DB Energy Fund (I)	5,207	58,423
PowerShares DB Gold Fund (I)	3,246	143,214
PowerShares S&P 500 High Quality Portfolio	8,820	225,704
SPDR Barclays High Yield Bond ETF	9,050	326,343

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       29

			Shares	Value
Exchange-traded funds (continued)
SPDR S&P Global Natural Resources ETF			1,654	$63,877
SPDR S&P Homebuilders ETF			9,950	358,996
The Health Care Select Sector SPDR Fund			740	55,685
VanEck Vectors Oil Services ET			2,925	82,456
Vanguard Consumer Discretionary ETF			1,015	129,788
Vanguard Dividend Appreciation ETF			3,980	338,897
Vanguard Global ex-U.S. Real Estate ETF			1,175	66,082
Vanguard Information Technology ETF			5,345	615,744
Vanguard REIT ETF			866	80,062
Vanguard Telecommunication Services ETF			2,755	278,393
WisdomTree Japan Hedged Equity Fund			85	3,462
	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 3.8%				$1,499,826
(Cost $1,499,826)
Commercial paper 3.8%				1,499,826
Abbott Laboratories	0.630	08-05-16	250,000	249,983
Atmos Energy Corp.	0.620	08-15-16	250,000	249,940
Catholic Health Initiatives	0.800	08-08-16	250,000	249,961
Electricite de France SA	0.700	08-10-16	250,000	249,956
Manhattan Asset Funding Company LLC	0.500	08-04-16	250,000	249,990
Piedmont Natural Gas Company, Inc.	0.570	08-02-16	250,000	249,996
Total investments (Cost $37,031,667)† 95.1%				$37,922,487
Other assets and liabilities, net 4.9%				$1,973,907
Total net assets 100.0%				$39,896,394

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       30

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
BRL	Brazilian Real
IDR	Indonesian Rupiah
MXN	Mexican Peso
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
ETF	Exchange-Traded Fund
GDR	Global Depositary Receipts
IO	Interest Only Security — (Interest Tranche of Stripped Mortgage Pool). Rate shown is the effective yield at period end.
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $6,111,290 or 15.3% of the fund's net assets as of 7-31-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 7-31-16, the aggregate cost of investment securities for federal income tax purposes was $37,050,106. Net unrealized appreciation aggregated to $872,381, of which $2,562,026 related to appreciated investment securities and $1,689,645 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       31

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-16

Assets
Investments, at value (Cost $37,031,667)	$37,922,487
Cash	1,447,097
Foreign currency, at value (Cost $127)	127
Cash held at broker for futures contracts	266,325
Receivable for investments sold	216,137
Unrealized appreciation on forward foreign currency contracts	43,285
Dividends and interest receivable	203,710
Other receivables and prepaid expenses	216
Total assets	40,099,384
Liabilities
Payable for investments purchased	50,715
Unrealized depreciation on forward foreign currency contracts	72,318
Payable for futures variation margin	18,694
Payable to affiliates
Accounting and legal services fees	740
Transfer agent fees	4,082
Trustees' fees	57
Investment management fees	886
Other liabilities and accrued expenses	55,498
Total liabilities	202,990
Net assets	$39,896,394
Net assets consist of
Paid-in capital	$39,467,716
Undistributed net investment income	355,626
Accumulated net realized gain (loss) on investments, futures contracts and foreign currency transactions	(527,362)
Net unrealized appreciation (depreciation) on investments, futures contracts and translation of assets and liabilities in foreign currencies	600,414
Net assets	$39,896,394

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($30,281,074 ÷ 3,000,000 shares)[1]	$10.09
Class I ($9,615,320 ÷ 950,265 shares)	$10.12
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.62

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       32

STATEMENT OF OPERATIONS  For the year ended 7-31-16

Investment income
Interest	$825,451
Dividends	495,341
Less foreign taxes withheld	(9,992)
Total investment income	1,310,800
Expenses
Investment management fees	389,358
Distribution and service fees	89,246
Accounting and legal services fees	4,860
Transfer agent fees	47,797
Trustees' fees	810
Printing and postage	7,151
Professional fees	60,179
Custodian fees	38,921
Registration and filing fees	12,766
Other	7,824
Total expenses	658,912
Less expense reductions	(25,407)
Net expenses	633,505
Net investment income	677,295
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(455,838)
Capital gain distributions received from unaffiliated investments	200
Futures contracts	15,180
(440,458)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(289,510)
Futures contracts	(292,740)
(582,250)
Net realized and unrealized loss	(1,022,708)
Decrease in net assets from operations	($345,413)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       33

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-16	Year ended 7-31-15
Increase (decrease) in net assets
From operations
Net investment income	$677,295	$829,791
Net realized gain (loss)	(440,458)	408,471
Change in net unrealized appreciation (depreciation)	(582,250)	(809,011)
Increase (decrease) in net assets resulting from operations	(345,413)	429,251
Distributions to shareholders
From net investment income
Class A	(676,620)	(939,060)
Class I	(234,406)	(312,957)
From net realized gain
Class A	(26,880)	(846,960)
Class I	(8,124)	(254,088)
Total distributions	(946,030)	(2,353,065)
From fund share transactions	420,639	70,264
Total decrease	(870,804)	(1,853,550)
Net assets
Beginning of year	40,767,198	42,620,748
End of year	$39,896,394	$40,767,198
Undistributed net investment income	$355,626	$612,108

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       34

Financial highlights

Class A Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$10.43	$10.92	$11.07	$11.04	$10.00
Net investment income[2]	0.17	0.21	0.31	0.39	0.32
Net realized and unrealized gain (loss) on investments	(0.27)	(0.10)	0.42	0.24	0.84
Total from investment operations	(0.10)	0.11	0.73	0.63	1.16
Less distributions
From net investment income	(0.23)	(0.32)	(0.35)	(0.42)	(0.10)
From net realized gain	(0.01)	(0.28)	(0.53)	(0.18)	(0.02)
Total distributions	(0.24)	(0.60)	(0.88)	(0.60)	(0.12)
Net asset value, end of period	$10.09	$10.43	$10.92	$11.07	$11.04
Total return (%)[3,4]	(0.96)	1.07	6.89	5.81	11.65	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$30	$31	$33	$33	$33
Ratios (as a percentage of average net assets):
Expenses before reductions[6]	1.77	1.66	1.62	1.23	1.35	[7]
Expenses including reductions[6]	1.70	1.66	1.60	1.14	1.17	[7]
Net investment income	1.67	1.93	2.87	3.50	3.60	[7]
Portfolio turnover (%)	55	62	119	40	21

1	Period from 9-30-11 (commencement of operations) to 7-31-12.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.09%-0.89%, 0.10%-0.93%, 0.10%-1.01%, 0.74%-1.42%, and 0.75%-1.43% for the years ended 7-31-16, 7-31-15, 7-31-14, 7-31-13, and the period ended 7-31-12, respectively.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       35

Class I Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$10.46	$10.95	$11.10	$11.06	$10.00
Net investment income[2]	0.20	0.24	0.35	0.43	0.35
Net realized and unrealized gain (loss) on investments	(0.27)	(0.10)	0.42	0.25	0.84
Total from investment operations	(0.07)	0.14	0.77	0.68	1.19
Less distributions
From net investment income	(0.26)	(0.35)	(0.39)	(0.46)	(0.11)
From net realized gain	(0.01)	(0.28)	(0.53)	(0.18)	(0.02)
Total distributions	(0.27)	(0.63)	(0.92)	(0.64)	(0.13)
Net asset value, end of period	$10.12	$10.46	$10.95	$11.10	$11.06
Total return (%)[3]	(0.63)	1.40	7.19	6.30	11.96	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$10	$9	$10	$10	$10
Ratios (as a percentage of average net assets):
Expenses before reductions[5]	1.45	1.35	1.30	0.86	0.95	[6]
Expenses including reductions[5]	1.39	1.35	1.28	0.77	0.78	[6]
Net investment income	1.98	2.24	3.19	3.87	3.99	[6]
Portfolio turnover (%)	55	62	119	40	21

1	Period from 9-30-11 (commencement of operations) to 7-31-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Ratios do not include expenses indirectly incurred from underlying funds and can vary based on the mix of underlying funds held by the fund. The range of expense ratios of the underlying funds held by the fund was as follows: 0.09%-0.89%, 0.10%-0.93%, 0.10%-1.01%, 0.74%-1.42%, and 0.75%-1.43% for the years ended 7-31-16, 7-31-15, 7-31-14, 7-31-13, and the period ended 7-31-12, respectively.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       36

Notes to financial statements

Note 1 — Organization

John Hancock Diversified Strategies Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A shares are offered to all investors. Class I shares are offered to institutions and certain investors. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Equity securities, including exchange-traded funds, held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign index futures that trade in the electronic trading market subsequent to the close of regular trading and have sufficient liquidity will be valued at the last traded price in the electronic trading market as of 4:00 p.m ET. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       37

factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2016, by major security category or type:

	Total value at 7-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$9,680,461	—	$9,680,461	—
U.S. Government and Agency obligations	4,561,147	—	4,561,147	—
Foreign government obligations	288,566	—	288,566	—
Capital preferred securities	111,434	—	111,434	—
Convertible bonds	14,475	—	14,475	—
Term loans	555,803	—	555,803	—
Collateralized mortgage obligations	1,946,791	—	1,946,791	—
Asset backed securities	979,974	—	979,974	—
Common stocks	12,012,540	$9,135,489	2,877,051	—
Preferred securities	253,383	253,383	—	—
Investment companies	6,018,087	6,018,087	—	—
Short-term investments	1,499,826	—	1,499,826	—
Total investments in securities	$37,922,487	$15,406,959	$22,515,528	—
Other financial instruments:
Futures	($261,773)	($262,308)	$535	—
Forward foreign currency contracts	(29,033)	—	(29,033)	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Inflation-indexed bonds. Inflation-indexed bonds are securities that generally have a lower coupon interest rate fixed at issuance but whose principal value is periodically adjusted based on a rate of inflation, such as the Consumer Price Index.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       38

Over the life of an inflation-indexed bond, interest is paid on the inflation adjusted principal value as described above. Increases in the principal amount of these securities are recorded as interest income. Decreases in the principal amount of these securities may reduce interest income to the extent of income previously recorded. Excess amounts are recorded as an adjustment to cost.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended July 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for year ended July 31, 2016, were $1,472.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       39

For federal income tax purposes, net capital losses of $761,955 that are the result of security transactions occurring after October 31, 2015, are treated as occurring on August 1, 2016, the first day of the fund's next taxable year.

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund typically declares and pays dividends and capital gain distributions, if any, at least annually.

The tax character of distributions for the years ended July 31, 2016 and 2015 was as follows:

	July 31, 2016	July 31, 2015
Ordinary Income	$911,531	$1,812,633
Long-Term Capital Gain	34,499	540,432
Total	946,030	2,353,065

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2016, the components of distributable earnings on a tax basis consisted of $334,920 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, amortization and accretion on debt securities, partnerships and wash sale loss deferrals.

Note 3 — Derivative Instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       40

net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions are detailed in the Statement of assets and liabilities as Cash held at broker for futures contracts.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2016, the fund used futures contracts to maintain diversity and liquidity of the fund, manage against anticipated changes in securities markets, gain exposure to certain securities markets and as a substitute for securities purchased. During the year ended July 31, 2016, the fund held futures contracts with notional values ranging from $10.0 million to $11.9 million, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2016:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
3-Year Australian Treasury Bond Futures	8	Long	Sep 2016	$687,267	$689,649	$2,382
DAX Index Futures	1	Long	Sep 2016	268,084	288,612	20,528
OMX Stockholm 30 Index Futures	9	Long	Aug 2016	142,627	145,723	3,096
Ultra U.S. Treasury Bond Futures	2	Long	Sep 2016	349,035	381,062	32,027
Nikkei 225 Index Futures	1	Long	Sep 2016	162,252	162,787	535
CME E-mini Technology Sector Futures	3	Long	Sep 2016	130,086	139,620	9,534
CME E-mini Consumer Staples Sector Futures	2	Long	Sep 2016	106,964	109,540	2,576
CME E-mini Health Care Sector Futures	1	Long	Sep 2016	73,713	75,380	1,667
10-Year U.S. Treasury Note Futures	11	Short	Sep 2016	(1,433,792)	(1,463,516)	(29,724)
2-Year U.S. Treasury Note Futures	4	Short	Sep 2016	(871,055)	(876,000)	(4,945)
5-Year U.S. Treasury Note Futures	2	Short	Sep 2016	(239,886)	(244,031)	(4,145)
CAC 40 Index Futures	5	Short	Sep 2016	(232,425)	(248,112)	(15,687)

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       41

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
CME E-mini Utilities Sector Futures	7	Short	Sep 2016	(352,435)	(367,570)	(15,135)
Euro STOXX 50 Index Futures	3	Short	Sep 2016	(94,478)	(100,050)	(5,572)
Euro STOXX 50 Index Futures	9	Short	Sep 2016	(283,110)	(300,150)	(17,040)
German Euro BUND Futures	3	Short	Sep 2016	(550,049)	(562,835)	(12,786)
Mini MSCI EAFE Index Futures	2	Short	Sep 2016	(159,465)	(168,020)	(8,555)
Mini MSCI Emerging Markets Index Futures	23	Short	Sep 2016	(916,498)	(1,013,725)	(97,227)
S&P 500 Index E-Mini Futures	4	Short	Sep 2016	(413,912)	(433,640)	(19,728)
S&P 500 Index E-Mini Futures	21	Short	Sep 2016	(2,173,036)	(2,276,610)	(103,574)
						($261,773)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and as a substitute for securities purchased. During the year ended July 31, 2016, the fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $2.3 million to $7.2 million, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2016:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	61,246	USD	45,990	Australia and New Zealand Banking Group	8/3/2016	$554	—	$554
CAD	445,264	USD	345,000	State Street Bank and Trust Company	8/3/2016	—	($3,968)	(3,968)
EUR	589,313	USD	652,605	JPMorgan Chase Bank N.A.	8/3/2016	6,271	—	6,271
EUR	10,817	USD	12,000	Royal Bank of Canada	8/3/2016	94	—	94
GBP	52,426	USD	70,000	HSBC Bank USA	8/3/2016	—	(616)	(616)
INR	21,179,420	USD	316,016	Royal Bank of Canada	8/3/2016	111	—	111
INR	9,240,750	USD	135,000	Royal Bank of Canada	12/21/2016	—	(180)	(180)
JPY	23,315,108	USD	218,022	Goldman Sachs Bank USA	8/3/2016	10,486	—	10,486
MXN	2,932,246	USD	161,294	State Street Bank and Trust Company	8/3/2016	—	(4,924)	(4,924)
NOK	726,266	USD	85,000	Citibank N.A.	12/21/2016	1,117	—	1,117
SEK	2,749,976	USD	336,420	Citibank N.A.	8/3/2016	—	(15,035)	(15,035)
SEK	2,579,934	USD	301,148	Citibank N.A.	12/21/2016	2,485	—	2,485
USD	44,955	AUD	61,246	Australia and New Zealand Banking Group	8/3/2016	—	(1,589)	(1,589)

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       42

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	170,789	AUD	228,425	Australia and New Zealand Banking Group	12/21/2016	—	(2,066)	(2,066)
USD	185,676	CAD	238,554	Royal Bank of Canada	8/3/2016	2,965	—	2,965
USD	159,324	CAD	206,538	Toronto Dominion Bank	8/3/2016	1,134	—	1,134
USD	105,000	CAD	138,380	Royal Bank of Canada	12/21/2016	—	(1,044)	(1,044)
USD	685,228	EUR	600,130	Royal Bank of Canada	8/3/2016	14,258	—	14,258
USD	656,562	EUR	589,313	JPMorgan Chase Bank N.A.	12/21/2016	—	(6,356)	(6,356)
USD	70,000	GBP	51,035	HSBC Bank USA	8/3/2016	2,457	—	2,457
USD	313,955	INR	21,179,420	Royal Bank of Canada	8/3/2016	—	(2,172)	(2,172)
USD	309,234	INR	21,179,420	Royal Bank of Canada	12/21/2016	233	—	233
USD	219,059	JPY	23,315,108	Goldman Sachs Bank USA	8/3/2016	—	(9,448)	(9,448)
USD	84,453	JPY	8,783,108	Goldman Sachs Bank USA	12/21/2016	—	(2,115)	(2,115)
USD	222,101	KRW	259,847,050	State Street Bank and Trust Company	8/3/2016	—	(9,872)	(9,872)
USD	230,709	KRW	259,847,050	State Street Bank and Trust Company	12/21/2016	—	(1,200)	(1,200)
USD	161,294	MXN	3,003,851	State Street Bank and Trust Company	8/3/2016	1,106	—	1,106
USD	3,730	MXN	71,606	State Street Bank and Trust Company	12/21/2016	—	(32)	(32)
USD	63,611	NZD	91,681	State Street Bank and Trust Company	8/3/2016	—	(2,598)	(2,598)
USD	84,452	NZD	120,147	State Street Bank and Trust Company	12/21/2016	—	(1,808)	(1,808)
USD	299,036	SEK	2,579,934	Citibank N.A.	8/3/2016	—	(2,478)	(2,478)
USD	226,957	TWD	7,398,810	State Street Bank and Trust Company	8/3/2016	—	(4,817)	(4,817)
USD	267,448	TWD	8,512,860	State Street Bank and Trust Company	12/21/2016	14	—	14
						$43,285	($72,318)	($29,033)

Currency abbreviations
AUD	Australian Dollar	MXN	Mexican Peso
CAD	Canadian Dollar	NOK	Norwegian Krone
EUR	Euro	NZD	New Zealand Dollar
GBP	British Pound	SEK	Swedish Krona
INR	Indian Rupee	TWD	New Zealand Dollar
JPY	Japanese Yen	USD	US Dollar
KRW	Korean Won

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
Equity	Receivable/payable for futures	Futures†	$37,936	($282,517)
Interest rate	Receivable/payable for futures	Futures†	34,409	(51,601)
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	43,285	(72,318)

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       43

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivatives fair value
			$115,630	($406,436)

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2016:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions*	Total
Interest rate	($74,143)	—	($74,143)
Equity	89,323	—	89,323
Foreign currency	—	($73,081)	(73,081)
Total	$15,180	($73,081)	($57,901)

*Realized gain/loss associated with forward foreign currency contracts is included in the caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2016:

	Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies*	Total
Interest rate	($6,874)	—	($6,874)
Equity	(285,866)	—	(285,866)
Foreign currency	—	($23,636)	(23,636)
Total	($292,740)	($23,636)	($316,376)

*Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption of the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor equivalent on an annual basis to the sum of: (a) 1.00% of the first $500 million of the fund's average daily net assets and (b) 0.95% of the fund's average daily net assets in excess of $500 million. The Advisor has a subadvisory agreement with John Hancock Asset Management a division of Manulife Asset Management (US) LLC, an indirectly owned subsidiary of MFC and an affiliate of the Advisor. The fund is not responsible for payment of the subadvisory fees. .

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       44

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The advisor voluntarily agreed to reduce its management fee or, if necessary, make payments to Class A and Class I shares, in an amount equal to the amount by which the expenses of Class A and Class I shares exceed 1.70% and 1.39%, respectively, of average annual net assets (on an annualized basis). For purposes of this agreement, expenses mean all fund level and class specific operating expenses, excluding: (a) taxes, (b) brokerage commissions, (c) interest expense, (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business, (e) underlying fund expenses (acquired fund fees), and (f) short dividend expense. This agreement may be terminated at any time by the advisor upon notice to the fund.

The expense reductions described above amounted to $19,661 and $5,746 for Class A and Class I shares, respectively, for the year ended July 31, 2016.

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2016 were equivalent to a net annual effective rate of 0.93% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund pays 0.30% for Class A distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets.

Sales charges. Class A shares may be subject to up-front sales changes. For the year ended July 31, 2016, there were no up-front sales charges assessed for Class A shares.

Class A shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2016, there were no CDSCs received by the Distributor for Class A.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares,

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Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$89,246	$37,484
Class I	—	10,313
Total	$89,246	$47,797

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for years ended July 31, 2016 and 2015 were as follows:

	Year ended 7-31-16		Year ended 7-31-15
	Shares	Amount	Shares	Amount
Class I shares
Sold	43,359	$418,840	6,724	$70,264
Distributions reinvested	182	1,799	—	—
Net increase	43,541	$420,639	6,724	$70,264
Total net increase	43,541	$420,639	6,724	$70,264

There were no fund share transactions for Class A for the years ended July 31, 2016 and 2015.

Affiliates of the fund owned 100% and 94.7% of shares of beneficial interest of Class A and Class I, respectively on July 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $12,682,759 and $14,370,565, respectively, for the year ended July 31, 2016. Purchases and sales of U.S. Treasury obligations aggregated $7,219,413 and $6,741,804, respectively, for the year ended July 31, 2016.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Diversified Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Diversified Strategies Fund (the "Fund") at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian, agent banks and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 16, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

The fund paid $34,499 in capital gain dividends.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with John Hancock Asset Management a division of Manulife Asset Management (US) LLC (the Subadvisor) for John Hancock Diversified Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 21-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board noted the affiliation of the Subadvisor with the Advisor, noting any potential conflicts of interest. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one- and three-year periods ended December 31, 2015. The Board noted that the fund outperformed its peer group average for the one- and three-year periods ended

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December 31, 2015. The Board took into account management's discussion of the fund's performance, including the favorable performance relative to the peer group for the one- and three-year periods. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees and net total expenses for the fund are higher than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

In addition, the Trustees reviewed the advisory fee to be paid to the Advisor for the fund and concluded that the advisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the advisory agreements for the underlying portfolios of the fund and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates (including the Subadvisor) from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the fund's Subadvisor is an affiliate of the Advisor;

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(i)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(j)	noted that the subadvisory fee for the fund is paid by the Advisor; and
(k)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates (including the Subadvisor) from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds; and
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with

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the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

In addition, the Trustees reviewed the subadvisory fee to be paid to the Subadvisor for the fund and concluded that such subadvisory fee is based on services provided that are in addition to, rather than duplicative of, the services provided pursuant to the subadvisory agreements for the underlying portfolios in which the fund invests and that the additional services are necessary because of the differences between the investment policies, strategies and techniques of a fund of funds and those of its underlying portfolios.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.

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Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       57

Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       58

More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

John Hancock Asset Management a division of Manulife Asset Management (US) LLC

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK DIVERSIFIED STRATEGIES FUND       59

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Diversified Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
392A 7/16 9/16

John Hancock

Short Duration Credit Opportunities Fund

Annual report 7/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile stretch for fixed-income investors. Corporate bonds, especially higher-yielding segments, sold off through February before mounting a comeback in the second half of the period. Equities generally followed suit and the rally that began in 2009 has remained intact, with the S&P 500 Index and Dow Jones Industrial Average both hitting new all-time highs in July. One might expect this kind of environment to be accompanied by a sense of optimism, but the tone among investors has not been upbeat. The U.K.'s vote in late June to leave the European Union (Brexit) has added uncertainty to the outlook for the global economy, and it remains to be seen whether other countries seek to follow suit. Our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity. Against this backdrop of heightened uncertainty, yields fell dramatically as investors dialed down risk; in fact, the yield on the 10-year U.S. Treasury also set a record—an all-time low—in the same month that stocks were posting new highs.

As this dynamic plays out, it is prudent to expect continued market volatility across asset classes. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

The S&P 500 Index tracks the performance of 500 of the largest publicly traded companies in the United States. It is not possible to invest directly in an index. Diversification does not guarantee a profit or eliminate the risk of a loss.

This commentary reflects the CEO's views as of July 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Short Duration Credit Opportunities Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
39	Financial statements
43	Financial highlights
50	Notes to financial statements
64	Auditor's report
65	Tax information
66	Continuation of investment advisory and subadvisory agreements
72	Trustees and Officers
76	More information

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks to maximize total return, which consists of income on its investments and capital appreciation.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16 (%)

The Barclays 1-5 Year U.S. Credit Index includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

Bonds delivered strong performance

Falling yields in the developed government bond markets, together with the rebound in oil prices and corresponding recovery in investor risk appetites, led to robust returns for investment-grade corporate, high-yield, and emerging-market bonds during the period.

The fund underperformed its benchmark

The fund finished behind the Barclays 1-5 Year U.S. Credit Index due in part to the impact of its shorter duration positioning and individual security selection.

Certain allocations had positive impacts

Underperformance was partially mitigated by the fund's allocation to the emerging markets, as well as its security selection in the investment-grade space.

PORTFOLIO COMPOSITION AS OF 7/31/16 (%)

A note about risks

Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Loan participations and assignments involve additional risks, including credit risk, interest-rate risk, counterparty risk, liquidity risk, extended settlement risk, and the risks of being a lender. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. For additional information on these and other risk considerations, please see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       3

Discussion of fund performance

From the Investment Management Team
Stone Harbor Investment Partners LP

Can you describe the market environment of the 12 months ended July 31, 2016?

Despite elevated volatility and rapidly shifting investor sentiment, many global market indexes delivered positive returns. However, the final numbers obscure the very challenging backdrop that characterized the first half of the period. During this time, concerns about slowing global growth fueled a sharp decline in commodity prices and led to a steady increase in investors' aversion to risk. While favorable for developed-market government bonds, these trends led to protracted declines in high-yield and emerging-market debt. In addition, investment-grade corporates—while holding up well relative to higher-risk market segments—lagged U.S. Treasuries.

The environment changed considerably in mid-February, fueling a rally that brought the previously underperforming asset classes into positive territory. The Bank of Japan and European Central Bank enacted highly aggressive monetary policies that included subzero short-term interest rates, and the U.S. Federal Reserve (Fed) issued a series of statements indicating that it would maintain a gradual approach to raising rates. In conjunction with signs of improving global growth, these developments led to a recovery in both oil prices and investor risk appetites. Investment-grade corporates, high-yield bonds, and the emerging markets all staged sharp reversals as a result, allowing all three of the related indexes to close with gains.

What aspects of the fund's positioning helped and hurt performance during the annual period?

The fund's asset allocation made a positive contribution to returns, but this was offset by the combination of its shorter duration positioning and individual security selection in certain market segments.

How did security selection affect performance?

Security selection was mixed among the various asset classes, but the net effect was a detraction from performance. We generated the best results in the investment-grade corporate space, where the fund's holdings outpaced the corresponding benchmark components in the basic industries, communications, consumer noncyclical, and energy groups. An overweight in the energy sector made a significant contribution, with the benefit of the rally later in the period more than offsetting the earlier weakness. We also added value in the investment-grade area through allocations to

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       4

"The fund's asset allocation made a positive contribution to returns, but this was offset by the combination of its duration positioning and individual security selection in certain market segments."
commercial mortgage-backed securities and nonagency mortgage-backed securities, both of which generated healthy gains.

Our security selection in the emerging markets, which was highlighted by overweight positions in Venezuela and Argentina, was also additive. Venezuela's market was helped by the rebound in oil prices and by the country's ability to make a series of large debt payments that were due in October and November 2015. Argentina, for its part, was boosted by the settlement of long-standing litigation regarding a past default, which paved the way for the country's return to the capital markets.

Why did the fund's duration positioning weigh on its results?

We kept duration below the benchmark throughout the period, meaning that the fund had a lower degree of interest-rate sensitivity. At a time in which medium- and longer-term U.S. Treasury yields

QUALITY COMPOSITION AS OF 7/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       5

fell, this aspect of the fund's strategy kept it from fully participating in the positive returns for the bond market. The basis for this underweight stance was our belief that the Fed's bias toward a tighter interest-rate policy meant there was little potential benefit from taking on more interest-rate sensitivity in the fund. Although we continue to think yields can move higher in the long term, we don't see much latitude for a meaningful, near-term uptrend in bond yields given that global central banks are taking aggressive measures to keep rates low. We therefore opted to move duration closer to the index in the second calendar quarter. At the end of July, the fund's duration stood at 2.18 years, which compared with 2.78 years for the benchmark.

What other factors affected performance?

The fund's positioning in the high-yield and senior loan spaces detracted. The fund was hurt by its underweight in the energy sector in both segments, which prevented it from taking full advantage of the rebound that occurred from mid-February onward. The underweight in lower-rated energy issues stands in contrast to its overweight in the sector within the investment-grade space. The reason for this divergence is our belief that many lower-quality energy companies are vulnerable to downgrades or defaults even after the recovery in oil prices. We continued to hold an underweight in the sector at the close of the period, believing a defensive approach remained prudent with yield spreads having contracted significantly in the recent rally.

On the positive side, the fund's results were helped considerably by its investments in emerging-market debt. The category is not represented in the index, so the fund's significant weighting in this outperforming area had a favorable impact on relative returns.

The fund also holds positions in global currencies. Although this portion of the fund is small compared with the other allocations, it nonetheless lost a small amount of relative performance through long positions in the Mexican peso and Japanese yen.

We invested in derivatives during the period, using credit default swaps to hedge the high-yield position at various points. In addition, we achieved a portion of the fund's exposure to commercial mortgage-backed securities through the use of derivatives. We also employed currency forward

COUNTRY COMPOSITION AS OF 7/31/16 (%)

United States	82.4
Luxembourg	1.9
United Kingdom	1.5
Canada	1.1
Other countries	13.1
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       6

contracts for hedging purposes and the active management of the fund's currency exposure. We also used derivatives to manage the fund's duration exposure (interest-rate sensitivity). On balance, the use of derivatives had a net negative impact on performance.

How would you characterize the fund's positioning?

By the end of July, yield spreads had fallen well off of their previous highs across the credit sectors. While we think this points to more limited upside than the markets experienced in the second half of the period, we also believe ultralow global interest rates can fuel ongoing investor demand for higher-yielding investments. In addition, we think corporates, high-yield bonds, and senior loans can all continue to benefit from the positive growth of the U.S. economy.

With that said, the fund's positioning reflects the diverse risk-and-reward profiles of the various asset classes. In high yield, for instance, we believe the risk of higher defaults and a rising number of credit downgrades argues for a defensive approach. Accordingly, we maintained an underweight allocation in the commodity-related sectors and the lower-rated CCC tier, and we concentrated recent purchases in the higher-rated BB space. On the other hand, the fund's positioning in the emerging markets is somewhat more aggressive due to our belief that the asset class has greater upside potential. However, we have reduced energy exposure in this segment by taking down weightings in oil-sensitive markets such as Venezuela in favor of those with country-specific drivers of performance that are unrelated to energy prices, including Indonesia and Turkey.

Overall, we remain focused on using our selective, research-based approach to capitalize on potential opportunities that may arise from the rapidly shifting backdrop for the global financial markets.

MANAGED BY

The Short Duration Credit Opportunities Fund is managed by a five-person team at Stone Harbor Investment Partners LP.

The views expressed in this report are exclusively those of the portfolio management team at Stone Harbor Investment Partners LP, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2016

Average annual total returns (%) with maximum sales charge					Cumulative total returns (%) with maximum sales charge			SEC 30-day yield (%) subsidized	SEC 30-day yield (%) unsubsidized[1]
	1-year	5-year	Since inception		5-year	Since inception		as of 7-31-16	as of 7-31-16
Class A	-0.63	1.52	2.81	[2]	7.86	20.52	[2]	2.84	2.83
Class C	0.24	—	-0.87	[3]	—	-1.81	[3]	2.18	2.18
Class I4	2.25	2.36	3.50	[2]	12.35	26.08	[2]	3.19	3.18
Class R2[4]	2.12	—	0.91	[5]	—	1.23	[5]	3.03	3.02
Class R4[4]	2.22	—	1.01	[5]	—	1.36	[5]	3.13	3.02
Class R6[4]	2.40	—	1.18	[5]	—	1.59	[5]	3.30	3.28
Class NAV[4]	2.27	2.52	3.67	[2]	13.27	27.56	[2]	3.30	3.30
Index†	3.24	2.54	3.32	[2]	13.34	24.63	[2]	—	—

Performance figures assume all distributions are reinvested. Figures reflect maximum sales charges on Class A shares of 2.5% and the applicable contingent deferred sales charge (CDSC) on Class C shares. The returns for Class A shares have been adjusted to reflect the reduction in the maximum sales charge from 4.5% to 2.5%, effective 2-3-14. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R4, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2*	Class R4*	Class R6*	Class NAV
Gross (%)	1.16	1.86	0.85	1.26	1.11	0.76	0.74
Net (%)	1.16	1.86	0.85	1.26	1.01	0.74	0.74

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

*	The inception date for Class R2, Class R4 and Class R6 Shares is 3-27-15. Expenses have been estimated for the first year of operations for Class R2, Class R4 and Class R6 shares.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the Barclays 1-5 Year U.S. Credit Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Short Duration Credit Opportunities Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the Barclays 1-5 Year U.S. Credit Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C6	6-27-14	9,819	9,819	10,478
Class I4	11-2-09	12,608	12,608	12,463
Class R2[4]	3-27-15	10,123	10,123	10,360
Class R4[4]	3-27-15	10,136	10,136	10,360
Class R6[4]	3-27-15	10,159	10,159	10,360
Class NAV[4]	11-2-09	12,756	12,756	12,463

The values shown in the chart for "Class A with maximum sales charge" have been adjusted to reflect the reduction in the Class A maximum sales charge from 4.5% to 2.5%, which became effective on 2-3-14.

Barclays 1-5 Year U.S. Credit Index includes investment-grade corporate and international dollar-denominated bonds with maturities of 1 to 5 years.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	Unsubsidized yield reflects what the yield would have been without the effects of waivers and reimbursements.
2	From 11-2-09.
3	From 6-27-14.
4	For certain types of investors as described in the fund's prospectuses.
5	From 3-27-15.
6	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,058.90	$6.04	1.18%
Class C	1,000.00	1,055.20	9.56	1.87%
Class I	1,000.00	1,060.60	4.41	0.86%
Class R2	1,000.00	1,059.80	5.22	1.02%
Class R4	1,000.00	1,060.30	4.71	0.92%
Class R6	1,000.00	1,061.20	3.79	0.74%
Class NAV	1,000.00	1,061.20	3.79	0.74%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,019.00	$5.92	1.18%
Class C	1,000.00	1,015.60	9.37	1.87%
Class I	1,000.00	1,020.60	4.32	0.86%
Class R2	1,000.00	1,019.80	5.12	1.02%
Class R4	1,000.00	1,020.30	4.62	0.92%
Class R6	1,000.00	1,021.20	3.72	0.74%
Class NAV	1,000.00	1,021.20	3.72	0.74%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       11

Fund's investments

As of 7-31-16
	Rate (%)	Maturity date	Par value^	Value
Corporate bonds 44.4%				$612,729,940
(Cost $596,540,631)
Consumer discretionary 8.0%				109,733,121
Auto components 0.5%
BorgWarner, Inc.	3.375	03-15-25	3,710,000	3,816,547
Dana Financing Luxembourg Sarl (S)	6.500	06-01-26	645,000	661,125
MPG Holdco I, Inc.	7.375	10-15-22	955,000	978,875
The Goodyear Tire & Rubber Company	5.125	11-15-23	410,000	433,575
ZF North America Capital, Inc. (S)	4.750	04-29-25	800,000	836,000
Automobiles 0.9%
Fiat Chrysler Automobiles NV	5.250	04-15-23	1,060,000	1,070,600
Ford Motor Credit Company LLC	3.157	08-04-20	3,625,000	3,743,400
General Motors Financial Company, Inc.	3.700	05-09-23	3,875,000	3,959,452
Hyundai Capital America (S)	2.550	02-06-19	3,750,000	3,824,790
Food and staples retailing 0.0%
The Fresh Market, Inc. (S)	9.750	05-01-23	585,000	542,588
Hotels, restaurants and leisure 0.8%
Boyd Gaming Corp. (S)	6.375	04-01-26	635,000	677,069
GLP Capital LP	5.375	11-01-23	505,000	541,613
Golden Nugget Escrow, Inc. (S)	8.500	12-01-21	608,000	630,800
Marriott International, Inc.	3.000	03-01-19	3,250,000	3,361,332
MGM Resorts International	6.625	12-15-21	1,090,000	1,206,499
Pinnacle Entertainment, Inc. (S)	5.625	05-01-24	820,000	836,908
RHP Hotel Properties LP	5.000	04-15-21	845,000	864,013
Rivers Pittsburgh Borrower LP (S)	6.125	08-15-21	675,000	691,875
Starbucks Corp.	2.450	06-15-26	2,025,000	2,089,875
Household durables 0.5%
Argos Merger Sub, Inc. (S)	7.125	03-15-23	1,300,000	1,360,125
CalAtlantic Group, Inc.	5.875	11-15-24	567,000	605,273
Newell Brands, Inc.	3.850	04-01-23	3,525,000	3,768,370
RSI Home Products, Inc. (S)	6.500	03-15-23	890,000	932,275
Media 4.4%
21st Century Fox America, Inc.	6.650	11-15-37	2,750,000	3,731,197
Altice Luxembourg SA (S)	7.750	05-15-22	1,335,000	1,354,224
Altice US Finance I Corp. (S)	5.375	07-15-23	270,000	278,775
Altice US Finance I Corp. (S)	5.500	05-15-26	505,000	522,675
AMC Entertainment, Inc.	5.750	06-15-25	1,345,000	1,345,000
Cable One, Inc. (S)	5.750	06-15-22	880,000	919,600
Cablevision Systems Corp.	5.875	09-15-22	2,730,000	2,504,775
CBS Corp.	4.850	07-01-42	4,050,000	4,336,586
CCO Holdings LLC (S)	5.500	05-01-26	2,315,000	2,416,281

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       12

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Media (continued)
Charter Communications Operating LLC (S)	6.384	10-23-35	2,175,000	$2,561,010
Charter Communications Operating LLC (S)	6.484	10-23-45	3,950,000	4,742,232
Cinemark USA, Inc.	5.125	12-15-22	500,000	516,250
Comcast Corp.	4.250	01-15-33	3,545,000	3,985,764
Discovery Communications LLC	3.300	05-15-22	3,600,000	3,635,258
DISH DBS Corp. (S)	7.750	07-01-26	3,295,000	3,416,503
Gray Television, Inc. (S)	5.875	07-15-26	470,000	483,160
Gray Television, Inc.	7.500	10-01-20	820,000	855,875
LIN Television Corp.	5.875	11-15-22	1,240,000	1,286,500
Mediacom LLC	7.250	02-15-22	1,625,000	1,706,250
Nexstar Escrow Corp. (S)	5.625	08-01-24	505,000	511,313
Omnicom Group, Inc.	3.625	05-01-22	3,800,000	4,080,417
Quebecor Media, Inc.	5.750	01-15-23	1,125,000	1,175,625
Sinclair Television Group, Inc.	6.125	10-01-22	565,000	593,250
TEGNA, Inc.	6.375	10-15-23	895,000	962,125
The Interpublic Group of Companies, Inc.	3.750	02-15-23	3,600,000	3,817,091
Time Warner, Inc.	3.600	07-15-25	3,500,000	3,775,058
Tribune Media Company	5.875	07-15-22	2,105,000	2,147,100
Unitymedia GmbH (S)	6.125	01-15-25	425,000	448,375
Unitymedia Hessen GmbH & Company KG (S)	5.000	01-15-25	595,000	615,825
Virgin Media Finance PLC (S)	6.000	10-15-24	1,150,000	1,164,375
Virgin Media Secured Finance PLC (S)	5.250	01-15-26	615,000	613,463
VTR Finance BV (S)	6.875	01-15-24	61,000	62,830
Multiline retail 0.4%
JC Penney Corp., Inc.	7.400	04-01-37	1,035,000	848,700
Macy's Retail Holdings, Inc.	2.875	02-15-23	4,100,000	4,000,579
Macy's Retail Holdings, Inc.	6.900	04-01-29	175,000	196,624
Specialty retail 0.3%
L Brands, Inc.	6.750	07-01-36	1,025,000	1,074,333
L Brands, Inc.	6.875	11-01-35	1,090,000	1,155,945
Outerwall, Inc.	6.000	03-15-19	885,000	896,063
Sally Holdings LLC	5.625	12-01-25	785,000	843,875
Textiles, apparel and luxury goods 0.2%
Hot Topic, Inc. (S)	9.250	06-15-21	1,190,000	1,250,988
Levi Strauss & Company	5.000	05-01-25	725,000	741,313
The William Carter Company	5.250	08-15-21	699,000	726,960
Consumer staples 3.1%				43,214,033
Beverages 0.9%
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46	3,150,000	3,858,514
JB y Cia SA de CV (S)	3.750	05-13-25	1,875,000	1,936,112
PepsiCo, Inc.	4.250	10-22-44	3,650,000	4,226,996
Pernod Ricard SA (S)	3.250	06-08-26	2,000,000	2,067,968

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       13

	Rate (%)	Maturity date	Par value^		Value
Consumer staples (continued)
Food and staples retailing 1.3%
Albertsons Companies LLC / Safeway, Inc. / New Albertson's, Inc. / Albertson's LLC (S)	6.625	06-15-24		515,000	$547,188
Boparan Finance PLC	5.500	07-15-21	GBP	525,000	647,087
CVS Pass-Through Trust	6.036	12-10-28		3,191,193	3,683,042
Safeway, Inc.	7.250	02-01-31		1,115,000	1,093,258
The Kroger Company	6.900	04-15-38		2,750,000	3,947,210
Tops Holding LLC (S)	8.000	06-15-22		995,000	865,650
Walgreens Boots Alliance, Inc.	3.300	11-18-21		3,650,000	3,874,384
Whole Foods Market, Inc. (S)	5.200	12-03-25		3,650,000	3,949,833
Food products 0.6%
Arcor SAIC (S)	6.000	07-06-23		103,000	107,612
Dean Foods Company (S)	6.500	03-15-23		1,255,000	1,327,163
ESAL GmbH (S)	6.250	02-05-23		176,000	172,480
Kraft Heinz Foods Company (S)	4.875	02-15-25		1,725,000	1,904,433
Marfrig Holdings Europe BV (S)	8.000	06-08-23		198,000	203,386
Pilgrim's Pride Corp. (S)	5.750	03-15-25		1,160,000	1,174,500
Pinnacle Foods Finance LLC (S)	5.875	01-15-24		600,000	637,500
Post Holdings, Inc. (S)	5.000	08-15-26		1,350,000	1,345,781
Smithfield Foods, Inc.	6.625	08-15-22		775,000	819,725
Household durables 0.1%
Spectrum Brands, Inc.	5.750	07-15-25		777,000	841,103
Spectrum Brands, Inc.	6.125	12-15-24		600,000	648,000
Household products 0.1%
Energizer Holdings, Inc. (S)	5.500	06-15-25		860,000	878,258
Revlon Escrow Corp. (S)	6.250	08-01-24		430,000	435,375
Personal products 0.1%
Albea Beauty Holdings SA (S)	8.375	11-01-19		760,000	799,900
Prestige Brands, Inc. (S)	6.375	03-01-24		470,000	495,850
Revlon Consumer Products Corp.	5.750	02-15-21		715,000	725,725
Energy 6.4%					89,004,582
Energy equipment and services 0.3%
Emera US Finance LP (S)	2.700	06-15-21		2,525,000	2,585,757
Hornbeck Offshore Services, Inc.	5.000	03-01-21		725,000	454,938
Hornbeck Offshore Services, Inc.	5.875	04-01-20		310,000	203,825
SESI LLC	7.125	12-15-21		530,000	514,100
Three Gorges Finance I Cayman Islands, Ltd. (S)	3.150	06-02-26		259,000	267,806
Valvoline Finco Two LLC (S)	5.500	07-15-24		100,000	104,375
Weatherford International, Ltd.	7.750	06-15-21		640,000	604,600
Oil, gas and consumable fuels 6.1%
Anadarko Petroleum Corp.	6.450	09-15-36		3,250,000	3,632,912
Apache Corp.	5.100	09-01-40		3,800,000	3,868,195

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       14

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Boardwalk Pipelines LP	3.375	02-01-23	4,150,000	$3,862,276
Cheniere Corpus Christi Holdings LLC (S)	7.000	06-30-24	565,000	590,425
CNOOC Finance 2015 USA LLC	3.500	05-05-25	655,000	673,977
Continental Resources, Inc.	4.500	04-15-23	4,050,000	3,665,250
Continental Resources, Inc.	4.900	06-01-44	605,000	482,488
Continental Resources, Inc.	5.000	09-15-22	1,030,000	963,050
Cosan Luxembourg SA (S)	7.000	01-20-27	187,000	189,571
Crestwood Midstream Partners LP	6.250	04-01-23	470,000	440,625
Denbury Resources, Inc. (S)	9.000	05-15-21	714,000	714,000
Ecopetrol SA	4.125	01-16-25	233,000	215,921
Ecopetrol SA	5.375	06-26-26	319,000	314,917
Ecopetrol SA	5.875	05-28-45	197,000	174,099
Ecopetrol SA	7.375	09-18-43	318,000	319,431
Enterprise Products Operating LLC	3.900	02-15-24	3,550,000	3,776,614
EP Energy LLC	6.375	06-15-23	635,000	317,500
EP Energy LLC	9.375	05-01-20	745,000	424,650
EP PetroEcuador (P)	6.270	09-24-19	1,111,158	1,070,878
EQT Midstream Partners LP	4.000	08-01-24	3,650,000	3,539,160
FTS International, Inc.	6.250	05-01-22	940,000	352,500
Halcon Resources Corp. (H)	9.750	07-15-20	1,145,000	251,900
KazMunayGas National Company (S)	7.000	05-05-20	910,000	991,900
Kinder Morgan, Inc.	5.550	06-01-45	3,250,000	3,260,569
Kinder Morgan, Inc. (S)	5.625	11-15-23	3,850,000	4,210,676
Laredo Petroleum, Inc.	7.375	05-01-22	400,000	389,000
Linn Energy LLC (H)	6.500	09-15-21	390,000	63,375
Linn Energy LLC (H)	7.750	02-01-21	1,235,000	200,688
Marathon Oil Corp.	6.600	10-01-37	860,000	883,684
Marathon Oil Corp.	6.800	03-15-32	435,000	458,243
Marathon Petroleum Corp.	6.500	03-01-41	3,600,000	3,874,190
Midstates Petroleum Company, Inc. (H)	10.750	10-01-20	650,000	8,125
Murphy Oil Corp.	4.700	12-01-22	555,000	501,151
Murphy Oil Corp.	6.125	12-01-42	555,000	489,683
Oasis Petroleum, Inc.	7.250	02-01-19	1,655,000	1,551,563
Pertamina Persero PT	5.250	05-23-21	242,000	262,055
Pertamina Persero PT (S)	5.625	05-20-43	513,000	530,420
Pertamina Persero PT	6.000	05-03-42	200,000	215,284
Petrobras Argentina SA (S)	7.375	07-21-23	148,000	148,740
Petrobras Global Finance BV	8.375	05-23-21	178,000	188,191
Petrobras Global Finance BV	8.750	05-23-26	400,000	415,880
Petroleos de Venezuela SA	6.000	11-15-26	5,610,305	2,047,761
Petroleos Mexicanos	3.500	01-30-23	387,000	366,683
Petroleos Mexicanos	4.250	01-15-25	1,131,000	1,097,070
Petroleos Mexicanos	4.875	01-24-22	156,000	160,290

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       15

	Rate (%)	Maturity date	Par value^	Value
Energy (continued)
Oil, gas and consumable fuels (continued)
Petroleos Mexicanos	4.875	01-18-24	1,070,000	$1,088,725
Petroleos Mexicanos	5.500	01-21-21	31,000	33,015
Petroleos Mexicanos	5.500	06-27-44	489,000	442,491
Petroleos Mexicanos	5.625	01-23-46	261,000	239,102
Petroleos Mexicanos	6.000	03-05-20	65,000	70,135
Petroleos Mexicanos (S)	6.375	02-04-21	189,000	207,376
Petroleos Mexicanos	6.375	01-23-45	216,000	215,676
Petroleos Mexicanos	6.500	06-02-41	649,000	649,974
Petroleos Mexicanos	6.625	06-15-35	100,000	103,395
Petroleos Mexicanos (S)	6.875	08-04-26	52,000	58,370
Petroleos Mexicanos	6.875	08-04-26	101,000	113,373
Petroleos Mexicanos	9.500	09-15-27	97,000	116,885
Petronas Capital, Ltd. (S)	3.500	03-18-25	930,000	988,502
Petronas Capital, Ltd. (S)	4.500	03-18-45	602,000	687,939
Phillips 66	4.650	11-15-34	1,950,000	2,087,106
Plains All American Pipeline LP	3.600	11-01-24	3,700,000	3,548,048
QEP Resources, Inc.	5.375	10-01-22	1,455,000	1,389,525
Range Resources Corp.	5.000	03-15-23	415,000	377,650
Schlumberger Holdings Corp. (S)	4.000	12-21-25	3,375,000	3,675,817
Sinopec Group Overseas Development 2012, Ltd. (S)	4.875	05-17-42	200,000	238,822
Sinopec Group Overseas Development 2015, Ltd. (S)	2.750	05-03-21	228,000	233,008
Sinopec Group Overseas Development 2015, Ltd. (S)	3.500	05-03-26	228,000	236,978
SM Energy Company	6.125	11-15-22	985,000	834,788
Southwestern Energy Company	6.700	01-23-25	425,000	412,250
Spectra Energy Partners LP	3.500	03-15-25	3,625,000	3,715,955
State Oil Company of the Azerbaijan Republic	4.750	03-13-23	1,826,000	1,723,828
Tesoro Logistics LP	6.125	10-15-21	1,095,000	1,138,910
TransCanada PipeLines, Ltd.	1.625	11-09-17	3,725,000	3,739,948
Williams Partners LP	3.600	03-15-22	3,050,000	2,970,569
YPF SA (S)	8.750	04-04-24	299,000	319,631
Zhaikmunai LLP (S)	6.375	02-14-19	212,000	186,437
Zhaikmunai LLP (S)	7.125	11-13-19	307,000	269,393
Financials 9.9%				137,003,462
Banks 5.3%
Banco Nacional de Costa Rica (S)	5.875	04-25-21	336,000	350,700
Bank of America Corp.	3.300	01-11-23	6,625,000	6,906,284
Bank of America Corp.	3.950	04-21-25	2,550,000	2,634,854
Barclays PLC	2.875	06-08-20	3,625,000	3,638,427
BPCE SA (S)	5.700	10-22-23	3,450,000	3,757,809
Citigroup, Inc.	1.800	02-05-18	300,000	301,344

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       16

	Rate (%)	Maturity date	Par value^	Value
Financials (continued)
Banks (continued)
Citigroup, Inc.	4.400	06-10-25	4,850,000	$5,157,577
Citigroup, Inc.	4.600	03-09-26	5,825,000	6,266,745
Deutsche Bank AG	4.100	01-13-26	3,825,000	3,818,605
ING Groep NV (6.500% to 4-16-25, then 5 Year U.S. Swap Rate + 4.446%) (Q)	6.500	04-16-25	3,700,000	3,538,125
JPMorgan Chase & Co.	2.250	01-23-20	3,875,000	3,952,295
JPMorgan Chase & Co.	2.700	05-18-23	3,425,000	3,478,975
Lloyds Banking Group PLC	4.650	03-24-26	3,675,000	3,793,776
Mizuho Bank, Ltd. (S)	2.950	10-17-22	3,075,000	3,205,365
Mizuho Bank, Ltd. (S)	3.600	09-25-24	750,000	808,535
Royal Bank of Scotland Group PLC	6.100	06-10-23	3,325,000	3,492,610
Santander UK PLC (S)	5.000	11-07-23	2,000,000	2,085,000
The PNC Financial Services Group, Inc.	3.900	04-29-24	3,980,000	4,329,325
Wells Fargo & Company	2.100	07-26-21	7,800,000	7,839,803
Wells Fargo & Company	3.450	02-13-23	3,650,000	3,824,350
Capital markets 0.5%
1MDB Global Investments, Ltd.	4.400	03-09-23	1,000,000	864,623
Morgan Stanley	4.875	11-01-22	3,700,000	4,087,442
Nomura Holdings, Inc.	2.750	03-19-19	1,800,000	1,846,462
Consumer finance 1.2%
American Express Company	3.625	12-05-24	3,850,000	4,017,352
Capital One Bank USA NA	3.375	02-15-23	3,300,000	3,409,273
Capital One Financial Corp.	6.750	09-15-17	3,650,000	3,860,689
Discover Bank	4.250	03-13-26	3,800,000	4,060,999
Synchrony Financial	4.250	08-15-24	1,800,000	1,901,509
Insurance 1.4%
American International Group, Inc.	3.875	01-15-35	5,575,000	5,442,577
Chubb INA Holdings, Inc.	3.350	05-15-24	5,475,000	5,918,913
Marsh & McLennan Companies, Inc.	3.500	03-10-25	3,600,000	3,762,788
Nippon Life Insurance Company (5.100% to 10-16-24, then 5 Year U.S. ISDAFIX + 3.650%) (S)	5.100	10-16-44	3,450,000	3,795,000
Real estate investment trusts 1.4%
AvalonBay Communities, Inc.	3.450	06-01-25	1,700,000	1,803,200
Corporate Office Properties LP	3.600	05-15-23	3,800,000	3,783,637
DDR Corp.	3.500	01-15-21	3,545,000	3,674,272
Digital Realty Trust LP	4.750	10-01-25	3,300,000	3,559,502
Kimco Realty Corp.	3.200	05-01-21	3,450,000	3,596,076
Select Income REIT	4.150	02-01-22	3,550,000	3,576,256
Thrifts and mortgage finance 0.1%
Quicken Loans, Inc. (S)	5.750	05-01-25	870,000	862,388

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       17

	Rate (%)	Maturity date	Par value^	Value
Health care 2.4%				$32,982,587
Biotechnology 0.3%
Gilead Sciences, Inc.	4.500	02-01-45	3,300,000	3,705,451
Health care equipment and supplies 0.8%
CR Bard, Inc.	3.000	05-15-26	3,875,000	3,987,639
Kinetic Concepts, Inc.	10.500	11-01-18	890,000	908,913
Kinetic Concepts, Inc.	12.500	11-01-19	535,000	524,300
Medtronic, Inc.	3.150	03-15-22	2,525,000	2,709,209
Medtronic, Inc.	4.625	03-15-45	950,000	1,163,164
Zimmer Biomet Holdings, Inc.	3.150	04-01-22	1,775,000	1,843,934
Health care providers and services 0.9%
Amsurg Corp.	5.625	07-15-22	775,000	813,750
Centene Corp.	5.625	02-15-21	475,000	501,719
Community Health Systems, Inc.	6.875	02-01-22	1,575,000	1,354,500
DaVita HealthCare Partners, Inc.	5.125	07-15-24	765,000	789,702
HCA, Inc.	5.250	06-15-26	1,215,000	1,287,900
HCA, Inc.	5.375	02-01-25	1,555,000	1,618,180
HealthSouth Corp.	5.750	11-01-24	1,400,000	1,452,500
IASIS Healthcare LLC	8.375	05-15-19	995,000	955,200
LifePoint Health, Inc.	5.500	12-01-21	975,000	1,023,350
MEDNAX, Inc. (S)	5.250	12-01-23	710,000	740,175
RegionalCare Hospital Partners Holdings, Inc. (S)	8.250	05-01-23	860,000	894,400
Team Health, Inc. (S)	7.250	12-15-23	895,000	975,550
Pharmaceuticals 0.4%
Actavis Funding SCS	3.450	03-15-22	1,050,000	1,104,885
Actavis Funding SCS	4.550	03-15-35	710,000	764,840
Endo Finance LLC (S)	6.000	02-01-25	1,425,000	1,229,063
Mallinckrodt International Finance SA (S)	5.625	10-15-23	1,040,000	998,400
Valeant Pharmaceuticals International, Inc. (S)	5.875	05-15-23	1,965,000	1,635,863
Industrials 3.5%				47,860,480
Aerospace and defense 0.3%
Summit Materials LLC	6.125	07-15-23	735,000	740,513
Textron, Inc.	3.650	03-01-21	3,700,000	3,907,215
Air freight and logistics 0.2%
FedEx Corp.	5.100	01-15-44	1,800,000	2,178,029
XPO Logistics, Inc. (S)	6.500	06-15-22	1,145,000	1,133,550
Building products 0.3%
Cleaver-Brooks, Inc. (S)	8.750	12-15-19	1,115,000	1,148,450
Griffon Corp.	5.250	03-01-22	1,930,000	1,932,413
Masonite International Corp. (S)	5.625	03-15-23	485,000	511,069
NCI Building Systems, Inc. (S)	8.250	01-15-23	665,000	728,175
Commercial services and supplies 0.5%
ACCO Brands Corp.	6.750	04-30-20	651,000	686,805

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       18

	Rate (%)	Maturity date	Par value^		Value
Industrials (continued)
Commercial services and supplies (continued)
Pitney Bowes, Inc.	4.625	03-15-24		3,675,000	$3,865,461
Republic Services, Inc.	3.550	06-01-22		1,875,000	2,027,454
Construction and engineering 0.2%
AECOM	5.750	10-15-22		855,000	899,888
MasTec, Inc.	4.875	03-15-23		1,700,000	1,627,750
Electrical equipment 0.2%
Artesyn Embedded Technologies, Inc. (S)	9.750	10-15-20		625,000	523,438
CeramTec Group GmbH	8.250	08-15-21	EUR	800,000	950,586
EnerSys (S)	5.000	04-30-23		835,000	830,825
Machinery 0.1%
Manitowoc Foodservice, Inc. (S)	9.500	02-15-24		500,000	566,875
Road and rail 1.1%
Burlington Northern Santa Fe LLC	4.400	03-15-42		3,340,000	3,894,868
ERAC USA Finance LLC (S)	3.850	11-15-24		3,775,000	4,080,216
Penske Truck Leasing Company LP (S)	3.375	02-01-22		3,575,000	3,649,521
Ryder System, Inc.	2.450	09-03-19		3,800,000	3,870,004
Trading companies and distributors 0.6%
Air Lease Corp.	3.875	04-01-21		3,575,000	3,744,813
GATX Corp.	2.600	03-30-20		3,875,000	3,895,049
WESCO Distribution, Inc.	5.375	12-15-21		455,000	467,513
Information technology 2.1%					28,777,530
Communications equipment 0.1%
Seagate HDD Cayman	4.875	06-01-27		840,000	704,654
Electronic equipment, instruments and components 0.5%
Corning, Inc.	1.500	05-08-18		2,950,000	2,954,723
Ingram Micro, Inc.	4.950	12-15-24		3,450,000	3,506,038
Internet software and services 0.3%
Tencent Holdings, Ltd. (S)	2.875	02-11-20		3,625,000	3,729,197
IT services 0.1%
First Data Corp. (S)	7.000	12-01-23		985,000	1,014,550
Sixsigma Networks Mexico SA de CV (S)	8.250	11-07-21		37,000	37,000
Semiconductors and semiconductor equipment 0.1%
Lam Research Corp.	2.800	06-15-21		2,100,000	2,167,171
Software 0.5%
Nuance Communications, Inc. (S)	5.375	08-15-20		825,000	845,625
Oracle Corp.	2.650	07-15-26		5,725,000	5,777,246
PTC, Inc.	6.000	05-15-24		595,000	633,199
Technology hardware, storage and peripherals 0.5%
Apple, Inc.	3.850	05-04-43		3,825,000	3,884,655
Diamond 1 Finance Corp. (S)	5.875	06-15-21		405,000	423,379

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       19

	Rate (%)	Maturity date	Par value^	Value
Information technology (continued)
Technology hardware, storage and peripherals (continued)
Diamond 1 Finance Corp. (S)	7.125	06-15-24	390,000	$419,724
Diebold, Inc. (S)	8.500	04-15-24	755,000	755,944
NCR Corp.	5.000	07-15-22	570,000	571,425
Western Digital Corp. (S)	10.500	04-01-24	1,200,000	1,353,000
Materials 2.9%				39,580,930
Building materials 0.1%
Standard Industries, Inc. (S)	5.375	11-15-24	790,000	828,513
Chemicals 0.9%
Chemtura Corp.	5.750	07-15-21	2,320,000	2,383,800
Eastman Chemical Company	4.650	10-15-44	1,775,000	1,865,023
INEOS Group Holdings SA (S)	5.875	02-15-19	715,000	734,663
OCP SA (S)	5.625	04-25-24	285,000	309,111
Sinochem Offshore Capital Company, Ltd. (S)	3.250	04-29-19	1,288,000	1,324,778
Sinochem Overseas Capital Company, Ltd. (S)	4.500	11-12-20	277,000	298,395
The Mosaic Company	4.250	11-15-23	3,500,000	3,786,206
Trinseo Materials Operating SCA (S)	6.750	05-01-22	1,230,000	1,285,350
Construction materials 0.1%
Cemex SAB de CV (S)	5.700	01-11-25	86,000	86,189
Cemex SAB de CV (S)	6.125	05-05-25	115,000	118,163
US Concrete, Inc. (S)	6.375	06-01-24	730,000	748,498
Containers and packaging 0.4%
Ardagh Packaging Finance PLC (S)	7.250	05-15-24	1,255,000	1,324,025
Ball Corp.	5.250	07-01-25	460,000	496,800
Berry Plastics Corp.	6.000	10-15-22	400,000	424,500
Cascades, Inc. (S)	5.500	07-15-22	890,000	876,650
Owens-Brockway Glass Container, Inc. (S)	5.875	08-15-23	995,000	1,069,625
Packaging Corp. of America	3.900	06-15-22	1,850,000	1,972,324
Metals and mining 1.2%
Anglo American Capital PLC (S)	4.125	09-27-22	1,005,000	964,800
ArcelorMittal	8.000	10-15-39	1,080,000	1,144,800
BHP Billiton Finance USA, Ltd. (6.750% to 10-19-25, then 5 Year U.S. Swap Rate + 5.093%) (S)	6.750	10-19-75	3,675,000	4,088,438
Corporacion Nacional del Cobre de Chile (S)	3.000	07-17-22	1,692,000	1,706,896
Corporacion Nacional del Cobre de Chile (S)	4.500	08-13-23	1,713,000	1,851,702
Corporacion Nacional del Cobre de Chile (S)	4.500	09-16-25	218,000	233,948
Freeport-McMoRan, Inc.	3.550	03-01-22	870,000	743,850
Freeport-McMoRan, Inc.	5.400	11-14-34	165,000	127,875
GTL Trade Finance, Inc. (S)	5.893	04-29-24	202,000	189,628
Kaiser Aluminum Corp. (S)	5.875	05-15-24	655,000	687,750
Newmont Mining Corp.	6.250	10-01-39	3,450,000	4,001,907
Signode Industrial Group Lux SA (S)	6.375	05-01-22	995,000	988,154

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       20

	Rate (%)	Maturity date	Par value^	Value
Materials (continued)
Paper and forest products 0.2%
Louisiana-Pacific Corp.	7.500	06-01-20	600,000	$623,250
Mercer International, Inc.	7.750	12-01-22	1,125,000	1,147,500
Norbord, Inc. (S)	6.250	04-15-23	1,105,000	1,147,819
Telecommunication services 2.2%				30,280,245
Diversified telecommunication services 2.0%
AT&T, Inc.	3.000	06-30-22	1,850,000	1,919,566
AT&T, Inc.	6.000	08-15-40	3,100,000	3,818,565
Cablevision SA (S)	6.500	06-15-21	143,000	147,290
CenturyLink, Inc.	5.800	03-15-22	460,000	470,350
CenturyLink, Inc.	7.650	03-15-42	885,000	792,075
Cincinnati Bell, Inc.	8.375	10-15-20	834,000	864,233
Cogent Communications Group, Inc. (S)	5.375	03-01-22	500,000	512,500
CyrusOne LP	6.375	11-15-22	765,000	801,338
Frontier Communications Corp.	6.250	09-15-21	870,000	846,075
Frontier Communications Corp.	9.000	08-15-31	1,454,000	1,363,125
GCI, Inc.	6.875	04-15-25	1,095,000	1,136,063
Level 3 Communications, Inc.	5.750	12-01-22	1,620,000	1,692,900
SFR Group SA (S)	7.375	05-01-26	1,275,000	1,273,406
T-Mobile USA, Inc.	6.500	01-15-26	1,020,000	1,104,660
T-Mobile USA, Inc.	6.731	04-28-22	1,035,000	1,084,163
UPCB Finance IV, Ltd. (S)	5.375	01-15-25	860,000	866,519
Verizon Communications, Inc.	1.750	08-15-21	750,000	750,227
Verizon Communications, Inc.	5.150	09-15-23	2,050,000	2,403,908
Verizon Communications, Inc.	6.400	09-15-33	2,450,000	3,178,765
Wind Acquisition Finance SA (S)	4.750	07-15-20	435,000	433,099
Wind Acquisition Finance SA (S)	7.375	04-23-21	705,000	701,475
Windstream Services LLC	7.500	04-01-23	995,000	900,475
Wireless telecommunication services 0.2%
Digicel Group, Ltd. (S)	7.125	04-01-22	651,000	536,880
Digicel Group, Ltd. (S)	8.250	09-30-20	143,000	130,488
Sprint Capital Corp.	8.750	03-15-32	2,715,000	2,552,100
Utilities 3.9%				54,292,970
Electric utilities 1.7%
Entergy Louisiana LLC	3.050	06-01-31	4,600,000	4,745,328
Eskom Holdings SOC, Ltd. (S)	7.125	02-11-25	1,618,000	1,650,619
Eversource Energy	2.500	03-15-21	2,325,000	2,399,732
Georgia Power Company	4.300	03-15-42	3,850,000	4,246,515
Oncor Electric Delivery Company LLC	2.150	06-01-19	3,600,000	3,647,704
PacifiCorp	2.950	02-01-22	3,950,000	4,178,610
Talen Energy Supply LLC (S)	4.625	07-15-19	1,815,000	1,719,713
The Southern Company	1.550	07-01-18	1,225,000	1,233,057

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       21

Rate (%)	Maturity date	Par value^	Value
Utilities (continued)
Independent power and renewable electricity producers 0.8%
Calpine Corp.	5.750	01-15-25	1,366,000	$1,364,293
Dynegy, Inc.	6.750	11-01-19	1,425,000	1,451,719
Exelon Generation Company LLC	5.600	06-15-42	3,575,000	3,833,912
GenOn Energy, Inc.	9.500	10-15-18	2,735,000	2,208,513
NRG Energy, Inc.	6.250	07-15-22	1,745,000	1,753,725
NRG Energy, Inc. (S)	6.625	01-15-27	480,000	474,600
Multi-utilities 1.4%
Ameren Corp.	2.700	11-15-20	3,500,000	3,640,956
Columbia Pipeline Group, Inc.	2.450	06-01-18	3,875,000	3,903,993
Dominion Gas Holdings LLC	4.800	11-01-43	1,850,000	2,051,428
DTE Energy Company	3.850	12-01-23	3,200,000	3,494,787
South Carolina Electric & Gas Company	4.100	06-15-46	3,500,000	3,819,736
WEC Energy Group, Inc.	2.450	06-15-20	2,400,000	2,474,030
U.S. Government and Agency obligations 1.6%	$21,959,722
(Cost $21,915,296)
U.S. Government Agency 1.6%	21,959,722
Federal Home Loan Mortgage Corp.
30 Yr Pass Thru (P)	1.938	05-01-43	1,777,841	1,834,901
30 Yr Pass Thru (P)	2.618	01-01-37	310,090	326,300
Federal National Mortgage Association
30 Yr Pass Thru (P)	2.558	04-01-44	1,902,124	2,006,925
30 Yr Pass Thru (P)	2.726	10-01-38	472,920	500,611
30 Yr Pass Thru (P)	2.727	04-01-37	1,338,338	1,403,825
30 Yr Pass Thru (P)	2.782	01-01-37	74,780	79,108
30 Yr Pass Thru (C)	3.500	TBA	7,500,000	7,921,289
30 Yr Pass Thru (C)	4.000	TBA	7,000,000	7,504,174
Government National Mortgage Association
30 Yr Pass Thru	4.500	01-15-40	216,605	239,079
30 Yr Pass Thru	6.000	08-15-35	124,497	143,510
Foreign government obligations 7.4%	$101,731,240
(Cost $98,527,315)
Angola 0.1%	623,936
Republic of Angola
Bond (S)	9.500	11-12-25	126,000	120,040
Bond	9.500	11-12-25	200,000	190,507
Note	7.000	08-16-19	320,938	313,389
Argentina 0.5%	6,297,217
Republic of Argentina
Bond	2.260	12-31-38	EUR	327,000	225,186
Bond (P)	2.500	12-31-38	1,341,000	908,528

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       22

	Rate (%)		Maturity date	Par value^		Value
Argentina (continued)
Bond	7.625		04-22-46		22,000	$23,430
Bond (S)	7.625		04-22-46		328,000	349,320
Bond	7.820		12-31-33	EUR	3,036,887	3,491,151
Bond	8.280		12-31-33		368,736	404,503
GDP-Linked Note (I)	4.397	*	12-15-35	EUR	7,864,682	895,099
Azerbaijan 0.0%						62,676
Republic of Azerbaijan Bond (S)	4.750		03-18-24		62,000	62,676
Bahrain 0.0%						379,629
Kingdom of Bahrain Bond (S)	7.000		01-26-26		365,000	379,629
Brazil 0.4%						5,091,326
Brazil Minas SPE Bond	5.333		02-15-28		1,699,000	1,601,308
Federative Republic of Brazil
Bond	2.625		01-05-23		932,000	858,838
Bond	5.000		01-27-45		1,994,000	1,822,516
Bond	5.625		01-07-41		432,000	426,384
Bond	8.250		01-20-34		304,000	382,280
Colombia 0.3%						3,832,325
Bogota Distrito Capital Bond	9.750		07-26-28	COP	1,355,000,000	455,271
Republic of Colombia
Bond	2.625		03-15-23		477,000	461,498
Bond	4.500		01-28-26		110,000	117,535
Bond	5.000		06-15-45		116,000	119,190
Bond	5.625		02-26-44		341,000	374,248
Bond	6.125		01-18-41		69,000	79,178
Bond	7.375		09-18-37		638,000	821,425
Bond	8.125		05-21-24		476,000	618,800
Bond	10.375		01-28-33		278,000	428,815
Bond	11.750		02-25-20		271,000	356,365
Costa Rica 0.2%						3,254,010
Republic of Costa Rica
Bond	4.250		01-26-23		2,112,000	2,053,920
Bond (S)	4.375		04-30-25		479,000	459,840
Bond (S)	7.000		04-04-44		700,000	740,250
Croatia 0.2%						2,828,258
Republic of Croatia
Bond (S)	5.500		04-04-23		368,000	395,600
Bond	5.500		04-04-23		200,000	215,062
Bond (S)	6.000		01-26-24		244,000	270,047

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       23

	Rate (%)	Maturity date	Par value^	Value
Croatia (continued)
Bond (S)	6.375	03-24-21	171,000	$188,442
Bond	6.375	03-24-21	1,200,000	1,323,010
Bond	6.625	07-14-20	396,000	436,097
Dominican Republic 0.3%				4,153,021
Government of Dominican Republic
Bond	5.500	01-27-25	377,000	391,138
Bond (S)	5.875	04-18-24	862,000	911,565
Bond	6.600	01-28-24	998,000	1,100,295
Bond	6.875	01-29-26	233,000	261,543
Bond	7.500	05-06-21	1,329,000	1,488,480
Egypt 0.1%				1,094,845
Arab Republic of Egypt Bond (S)	5.875	06-11-25	1,177,000	1,094,845
El Salvador 0.2%				2,475,750
Republic of El Salvador
Bond (S)	5.875	01-30-25	239,000	237,805
Bond	6.375	01-18-27	332,000	336,980
Bond (S)	7.375	12-01-19	180,000	193,050
Bond	7.650	06-15-35	1,293,000	1,344,720
Bond	7.750	01-24-23	140,000	154,350
Bond	8.250	04-10-32	189,000	208,845
Ethiopia 0.0%				528,100
Federal Democratic Republic of Ethiopia Bond (S)	6.625	12-11-24	556,000	528,100
Gabon 0.1%				1,286,153
Republic of Gabon
Bond (S)	6.375	12-12-24	314,000	282,443
Bond (S)	6.950	06-16-25	488,000	440,908
Bond	8.200	12-12-17	271,000	281,222
Note	6.375	12-12-24	312,000	281,580
Ghana 0.1%				1,721,320
Republic of Ghana
Bond (S)	10.750	10-14-30	1,365,000	1,485,120
Note	8.500	10-04-17	231,000	236,200
Hungary 0.3%				4,281,630
Republic of Hungary
Bond	5.375	02-21-23	1,684,000	1,886,080
Bond	5.375	03-25-24	465,000	525,511
Bond	5.750	11-22-23	371,000	426,928
Bond	6.375	03-29-21	1,261,000	1,443,111
Indonesia 0.4%				5,739,970

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       24

	Rate (%)	Maturity date	Par value^	Value
Indonesia (continued)
Republic of Indonesia
Bond (S)	4.750	01-08-26	768,000	$854,866
Bond	4.875	05-05-21	1,661,000	1,823,532
Bond	5.250	01-17-42	673,000	763,516
Bond	5.375	10-17-23	225,000	256,382
Bond (S)	5.875	01-15-24	985,000	1,151,940
Bond	6.625	02-17-37	200,000	258,054
Bond	8.500	10-12-35	420,000	631,680
Iraq 0.1%				1,141,608
Republic of Iraq Bond	5.800	01-15-28	1,522,000	1,141,608
Ivory Coast 0.2%				2,298,261
Republic of Ivory Coast
Bond (S)	5.375	07-23-24	300,000	288,684
Bond	5.750	12-31-32	568,260	542,802
Bond (S)	6.375	03-03-28	1,463,000	1,466,775
Jamaica 0.1%				1,181,160
Government of Jamaica
Bond	6.750	04-28-28	872,000	952,660
Bond	7.625	07-09-25	200,000	228,500
Kazakhstan 0.1%				1,628,971
Republic of Kazakhstan
Bond (S)	3.875	10-14-24	336,000	340,200
Bond (S)	5.125	07-21-25	486,000	532,632
Bond	5.125	07-21-25	690,000	756,139
Kenya 0.1%				1,002,526
Republic of Kenya
Bond (S)	5.875	06-24-19	505,000	506,263
Bond (S)	6.875	06-24-24	184,000	174,524
Bond	6.875	06-24-24	339,000	321,739
Lithuania 0.0%				127,330
Republic of Lithuania Bond (S)	7.375	02-11-20	108,000	127,330
Mexico 0.4%				4,787,428
Government of Mexico
Bond	3.600	01-30-25	1,350,000	1,412,438
Bond	3.625	03-15-22	184,000	194,304
Bond	4.000	10-02-23	754,000	811,304
Bond	4.125	01-21-26	1,247,000	1,354,242
Bond	4.600	01-23-46	200,000	210,500
Bond	4.750	03-08-44	752,000	804,640

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       25

	Rate (%)	Maturity date	Par value^		Value
Montenegro 0.0%					$355,194
Republic of Montenegro Bond (S)	5.750	03-10-21	EUR	308,000	355,194
Namibia 0.1%					725,545
Republic of Namibia Bond (S)	5.250	10-29-25		695,000	725,545
Nigeria 0.0%					357,018
Federal Republic of Nigeria Bond	6.375	07-12-23		366,000	357,018
Oman 0.0%					613,644
Sultanate of Oman Bond (S)	4.750	06-15-26		598,000	613,644
Panama 0.3%					3,778,686
Republic of Panama
Bond	3.875	03-17-28		134,000	144,050
Bond	4.875	02-05-21		2,000,000	2,119,800
Bond	6.700	01-26-36		231,000	312,716
Bond	9.375	04-01-29		328,000	505,120
Note	3.750	03-16-25		656,000	697,000
Paraguay 0.1%					659,325
Republic of Paraguay Bond (S)	6.100	08-11-44		590,000	659,325
Peru 0.3%					3,717,788
Republic of Peru
Bond	4.125	08-25-27		1,063,000	1,179,930
Bond	5.625	11-18-50		467,000	591,923
Bond	6.550	03-14-37		531,000	724,815
Bond	8.750	11-21-33		768,000	1,221,120
Philippines 0.1%					1,613,992
Republic of Philippines Bond	3.950	01-20-40		1,367,000	1,613,992
Poland 0.2%					3,133,340
Republic of Poland
Bond	3.000	03-17-23		149,000	155,333
Bond	3.250	04-06-26		1,739,000	1,831,830
Bond	4.000	01-22-24		277,000	306,550
Bond	5.000	03-23-22		142,000	162,768
Bond	5.125	04-21-21		594,000	676,859
Republic of Georgia 0.0%					416,420
Republic of Georgia Bond (S)	6.875	04-12-21		376,000	416,420

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       26

	Rate (%)	Maturity date	Par value^	Value
Romania 0.1%				$1,268,869
Government of Romania
Bond (S)	4.875	01-22-24	114,000	127,981
Bond (S)	6.750	02-07-22	327,000	391,059
Bond	6.750	02-07-22	627,000	749,829
Russia 0.4%				5,793,185
Government of Russia
Bond	4.875	09-16-23	3,000,000	3,249,000
Bond (S)	5.000	04-29-20	945,000	1,006,425
Bond	5.625	04-04-42	1,400,000	1,537,760
Serbia 0.1%				1,848,295
Republic of Serbia
Bond	4.875	02-25-20	1,034,000	1,073,544
Bond	5.875	12-03-18	379,000	402,296
Bond	7.250	09-28-21	321,000	372,455
South Africa 0.1%				1,849,561
Republic of South Africa Bond	5.875	09-16-25	1,630,000	1,849,561
Sri Lanka 0.2%				2,820,115
Republic of Sri Lanka
Bond (S)	6.125	06-03-25	393,000	397,140
Bond	6.250	07-27-21	783,000	825,381
Bond (S)	6.825	07-18-26	916,000	945,770
Bond (S)	6.850	11-03-25	619,000	651,824
Trinidad And Tobago 0.0%				611,948
Republic of Trinidad & Tobago Bond (S)	4.375	01-16-24	587,000	611,948
Turkey 0.4%				5,837,906
Republic of Turkey
Bond	3.250	03-23-23	208,000	195,258
Bond	4.875	04-16-43	367,000	339,093
Bond	5.125	03-25-22	226,000	235,298
Bond	6.000	01-14-41	3,281,000	3,499,810
Bond	6.250	09-26-22	245,000	268,840
Bond	6.625	02-17-45	251,000	290,282
Bond	6.875	03-17-36	859,000	1,009,325
Ukraine 0.3%				4,665,920
Republic of Ukraine
Bond (S)	7.750	09-01-21	421,000	412,664
Bond (S)	7.750	09-01-24	233,000	226,057
Bond (S)	7.750	09-01-25	518,000	501,269
Note (S)	7.750	09-01-19	178,000	176,701

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       27

	Rate (%)	Maturity date	Par value^	Value
Ukraine (continued)
Note (S)	7.750	09-01-20	1,199,000	$1,181,255
Note (S)	7.750	09-01-22	187,000	183,064
Note (S)	7.750	09-01-23	2,038,000	1,984,910
Uruguay 0.3%				3,399,622
Republic of Uruguay
Bond	4.125	11-20-45	259,000	240,223
Bond	4.375	10-27-27	647,000	686,629
Bond	5.100	06-18-50	2,442,242	2,472,770
Venezuela 0.1%				1,267,021
Republic of Venezuela
Bond	7.650	04-21-25	112,000	47,600
Bond	8.250	10-13-24	605,500	262,636
Bond	9.000	05-07-23	675,000	299,531
Bond	9.375	01-13-34	224,000	99,232
Bond	11.950	08-05-31	750,500	359,302
Bond	13.625	08-15-18	320,000	198,720
Zambia 0.1%				1,180,396
Republic of Zambia
Bond	5.375	09-20-22	560,000	443,240
Bond	8.500	04-14-24	667,000	587,103
Bond (S)	8.970	07-30-27	171,000	150,053
Term loans (M) 22.4%				$308,734,377
(Cost $319,837,701)
Consumer discretionary 6.5%				89,793,032
Auto components 0.3%
Allison Transmission, Inc.	3.500	08-23-19	1,108,173	1,108,678
The Goodyear Tire & Rubber Company	3.750	04-30-19	1,007,000	1,007,629
TI Group Automotive Systems LLC	4.500	06-30-22	1,861,930	1,864,257
Automobiles 0.1%
FCA US LLC	3.250	12-31-18	1,581,641	1,581,641
Commercial services and supplies 0.1%
Prime Security Services Borrower LLC	4.750	05-02-22	1,676,000	1,685,776
Diversified consumer services 0.1%
The ServiceMaster Company LLC	4.250	07-01-21	1,923,375	1,929,386
Hotels, restaurants and leisure 1.5%
Boyd Gaming Corp.	4.000	08-14-20	1,933,023	1,938,545
CityCenter Holdings LLC	4.250	10-16-20	2,500,416	2,511,875
Four Seasons Holdings, Inc.	5.250	06-27-20	1,156,564	1,156,082
Golden Nugget, Inc.	5.500	11-21-19	2,941,538	2,954,407
Hilton Worldwide Finance LLC	3.500	10-26-20	2,726,817	2,731,742
La Quinta Intermediate Holdings LLC	3.750	04-14-21	2,204,773	2,180,888

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       28

	Rate (%)	Maturity date	Par value^	Value
Consumer discretionary (continued)
Hotels, restaurants and leisure (continued)
Landry's, Inc.	4.000	04-24-18	1,983,575	$1,985,435
New Red Finance, Inc.	3.750	12-10-21	2,232,214	2,240,120
Scientific Games International, Inc.	6.000	10-18-20	2,835,300	2,831,756
Household durables 0.1%
Libbey Glass, Inc.	3.750	04-09-21	1,753,136	1,748,753
Leisure products 0.2%
Performance Sports Group, Ltd.	4.500	04-15-21	2,524,791	2,120,825
Media 2.9%
AMC Entertainment, Inc.	4.000	12-15-22	2,596,581	2,610,646
Charter Communications Operating LLC	3.500	01-24-23	1,496,250	1,502,395
Cogeco Communications USA LP	3.250	11-30-19	1,764,163	1,760,193
Creative Artists Agency LLC	5.000	12-17-21	2,271,030	2,271,030
CSC Holdings LLC	5.000	10-09-22	3,556,088	3,578,313
Cumulus Media Holdings, Inc.	4.250	12-23-20	2,905,725	2,048,536
Delta 2 Lux Sarl	4.750	07-30-21	2,515,000	2,488,593
Hubbard Radio LLC	4.250	05-27-22	3,288,875	3,190,209
MGOC, Inc.	4.000	07-31-20	5,023,908	5,021,813
Mission Broadcasting, Inc.	3.750	10-01-20	1,480,162	1,478,968
Nexstar Broadcasting, Inc.	3.750	10-01-20	1,678,070	1,676,716
Tribune Media Company	3.750	12-27-20	3,014,512	3,015,769
Univision Communications, Inc.	4.000	03-01-20	6,637,599	6,629,766
Virgin Media Investment Holdings, Ltd.	3.649	06-30-23	2,643,768	2,630,076
Multiline retail 0.5%
Hudson's Bay Company	4.750	09-30-22	1,110,599	1,111,987
JC Penney Company, Inc.	5.250	06-23-23	3,515,957	3,520,352
Petco Animal Supplies, Inc.	5.000	01-26-23	2,001,940	2,009,447
Specialty retail 0.7%
Bass Pro Group LLC	4.000	06-05-20	1,516,162	1,508,581
J Crew Group, Inc.	4.000	03-05-21	2,136,860	1,508,266
KAR Auction Services, Inc.	4.250	03-09-23	1,007,475	1,014,401
Michaels Stores, Inc.	4.000	01-28-20	1,533,134	1,539,431
Party City Holdings, Inc.	4.250	08-19-22	2,009,835	2,007,825
PetSmart, Inc.	4.250	03-11-22	2,089,550	2,091,924
Consumer staples 1.9%				26,759,720
Food and staples retailing 0.4%
Albertsons LLC	4.500	08-25-21	3,984,002	3,997,699
Hearthside Group Holdings LLC	4.500	06-02-21	2,256,940	2,252,652
Food products 0.5%
Candy Intermediate Holdings, Inc.	5.500	06-15-23	2,125,000	2,123,672
Hostess Brands LLC	4.500	08-03-22	3,305,025	3,314,940
Hostess Brands LLC	8.500	08-03-23	360,000	357,525

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       29

	Rate (%)		Maturity date	Par value^	Value
Consumer staples (continued)
Food products (continued)
Shearer's Foods LLC	4.938		06-30-21	1,057,659	$1,044,438
Household products 0.6%
Reynolds Group Holdings, Inc.	4.500		12-01-18	3,869,225	3,874,866
The Sun Products Corp.	5.500		03-23-20	4,169,979	4,173,452
Personal products 0.4%
Revlon Consumer Products Corp. (T)		TBD	07-22-23	2,570,000	2,565,991
Revlon Consumer Products Corp.	4.000		10-08-19	3,054,485	3,054,485
Energy 0.4%					5,598,660
Energy equipment and services 0.0%
Paragon Offshore Finance Company (H)	5.250		07-18-21	1,481,250	375,250
Southcross Holdings Borrower LP	3.500		04-13-23	219,404	186,494
Oil, gas and consumable fuels 0.4%
EP Energy LLC	3.500		05-24-18	2,207,491	1,916,837
FTS International, Inc.	5.750		04-16-21	1,271,000	432,140
Granite Acquisition, Inc.	5.000		12-19-21	2,749,810	2,687,939
Financials 0.4%					6,278,118
Capital markets 0.2%
Onex Wizard Acquisition Company II SCA	4.250		03-13-22	2,969,511	2,972,691
Diversified financial services 0.1%
AlixPartners LLP	4.500		07-28-22	1,467,908	1,468,520
Real estate management and development 0.1%
Realogy Group LLC	3.750		03-05-20	1,833,241	1,836,907
Foreign government 0.1%					1,024,900
Republic of Venezuela	6.250		12-26-17	1,000,000	1,024,900
Health care 2.7%					37,310,474
Health care equipment and supplies 0.7%
Air Medical Group Holdings, Inc.	4.250		04-28-22	3,346,200	3,279,276
ConvaTec, Inc.	4.250		06-15-20	1,246,931	1,245,892
Kinetic Concepts, Inc.	5.000		11-04-20	3,678,847	3,683,445
Sterigenics-Nordion Holdings LLC	4.250		05-15-22	944,860	941,317
Health care providers and services 1.3%
Community Health Systems, Inc.	3.750		12-31-19	1,223,383	1,202,432
Community Health Systems, Inc.	3.924		12-31-18	433,848	429,510
Community Health Systems, Inc.	4.000		01-27-21	2,250,992	2,220,041
DaVita, Inc.	3.500		06-24-21	2,337,300	2,342,657
Drumm Investors LLC	9.500		05-04-18	1,669,929	1,635,139
Envision Healthcare Corp.	4.500		10-28-22	1,523,634	1,527,443
IASIS Healthcare LLC	4.500		05-03-18	3,477,866	3,473,519
MPH Acquisition Holdings LLC	5.000		06-07-23	1,455,000	1,469,550

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       30

	Rate (%)	Maturity date	Par value^	Value
Health care (continued)
Health care providers and services (continued)
Team Health, Inc.	3.750	11-23-22	1,512,410	$1,518,081
US Renal Care, Inc.	5.250	12-31-22	2,517,350	2,494,538
Pharmaceuticals 0.7%
Endo Luxembourg Finance I Company Sarl	3.750	09-26-22	2,022,661	2,000,990
Pharmaceutical Product Development LLC	4.250	08-18-22	2,921,824	2,919,633
Surgical Care Affiliates LLC	4.250	03-17-22	1,719,238	1,732,132
Valeant Pharmaceuticals International, Inc.	5.000	04-01-22	3,223,487	3,194,879
Industrials 2.3%				31,133,822
Aerospace and defense 0.7%
Accudyne Industries Borrower SCA	4.000	12-13-19	3,620,041	3,350,048
B/E Aerospace, Inc.	3.750	12-16-21	2,125,411	2,141,351
Sequa Corp.	5.250	06-19-17	2,872,653	2,285,554
TransDigm, Inc.	3.750	06-09-23	1,057,867	1,050,878
TransDigm, Inc.	3.750	06-09-23	952,081	945,790
Air freight and logistics 0.1%
XPO Logistics, Inc.	5.500	11-01-21	1,432,800	1,445,337
Construction and engineering 0.2%
RBS Global, Inc.	4.000	08-21-20	2,768,741	2,760,280
Machinery 1.2%
Blount International, Inc.	7.250	04-12-23	1,975,000	1,994,750
Douglas Dynamics LLC	5.250	12-31-21	1,145,000	1,145,000
Filtration Group, Inc.	4.250	11-21-20	2,132,051	2,125,655
Gates Global LLC	4.250	07-06-21	4,045,285	3,959,323
Husky Injection Molding Systems, Ltd.	4.250	06-30-21	2,502,932	2,491,310
Husky Injection Molding Systems, Ltd.	7.250	06-30-22	758,490	742,688
Manitowoc Foodservice, Inc.	5.750	03-03-23	1,228,590	1,243,947
Milacron LLC	4.250	09-28-20	1,795,312	1,804,289
Trading companies and distributors 0.1%
Beacon Roofing Supply, Inc.	4.000	10-01-22	1,645,565	1,647,622
Information technology 2.4%				33,094,003
Communications equipment 0.6%
Avaya, Inc.	5.243	10-26-17	1,340,603	1,092,173
Avaya, Inc.	6.500	03-30-18	1,382,974	1,078,720
Ciena Corp.	3.755	07-15-19	1,734,480	1,727,976
Ciena Corp.	4.254	04-25-21	1,561,088	1,568,893
Integra Telecom Holdings, Inc.	5.250	08-14-20	2,483,563	2,458,727
Riverbed Technology, Inc.	5.000	04-24-22	1,065,946	1,070,343
Electronic equipment, instruments and components 0.3%
CPI International, Inc.	4.250	11-17-17	2,160,133	2,138,531
Dell International LLC	4.000	04-29-20	1,512,694	1,511,884

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       31

	Rate (%)		Maturity date	Par value^	Value
Information technology (continued)
IT services 0.2%
First Data Corp.	4.238		07-08-22	2,335,000	$2,341,933
Semiconductors and semiconductor equipment 0.3%
Avago Technologies, Ltd.	4.250		02-01-23	3,670,368	3,675,976
NXP BV	3.750		12-07-20	799,801	804,675
Software 0.5%
Infor US, Inc.	3.750		06-03-20	3,310,230	3,271,335
MA FinanceCo LLC	5.250		11-19-21	2,705,243	2,712,006
SS&C European Holdings SARL	4.000		07-08-22	159,831	160,601
SS&C Technologies, Inc.	4.000		07-08-22	1,233,625	1,239,572
Technology hardware, storage and peripherals 0.5%
Dell, Inc. (T)		TBD	05-24-23	2,010,000	2,010,000
Western Digital Corp.	6.250		04-29-23	4,195,000	4,230,658
Materials 2.8%					38,495,976
Chemicals 1.2%
Axalta Coating Systems US Holdings, Inc.	3.750		02-01-20	3,261,427	3,268,563
Ineos US Finance LLC	3.750		12-15-20	1,552,355	1,545,240
Ineos US Finance LLC	4.250		03-31-22	1,198,940	1,196,879
MacDermid, Inc.	5.500		06-07-20	3,809,655	3,802,307
OXEA Sarl	4.250		01-15-20	2,600,772	2,470,734
Styrolution Group GmbH	6.500		11-07-19	2,511,750	2,519,599
Trinseo Materials Operating SCA	4.250		11-05-21	1,863,180	1,864,577
Construction materials 0.4%
Headwaters, Inc.	4.000		03-24-22	1,571,130	1,580,950
Summit Materials LLC	4.000		07-17-22	3,046,806	3,049,664
Zekelman Industries, Inc.	6.000		06-14-21	1,475,000	1,480,531
Containers and packaging 0.8%
Ardagh Holdings USA, Inc.	4.000		12-17-19	2,304,273	2,305,714
BWAY Holding Company	5.500		08-14-20	2,350,623	2,347,196
Hilex Poly Company LLC	6.000		12-05-21	2,698,800	2,713,981
Kloeckner Pentaplast of America, Inc.	5.000		04-28-20	1,044,533	1,049,320
KP Germany Erste GmbH	5.000		04-28-20	447,264	449,314
Novelis, Inc.	4.000		06-02-22	1,888,920	1,884,670
Metals and mining 0.4%
FMG Resources August 2006 Pty, Ltd.	4.250		06-30-19	2,565,625	2,511,106
Signode Industrial Group US, Inc.	3.750		05-01-21	2,467,971	2,455,631
Telecommunication services 1.8%					24,539,295
Diversified telecommunication services 1.5%
Consolidated Communications, Inc.	4.250		12-23-20	1,680,026	1,680,726
Intelsat Jackson Holdings SA	3.750		06-30-19	4,185,116	3,968,013
Level 3 Financing, Inc.	3.500		05-31-22	2,675,000	2,684,363

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       32

	Rate (%)		Maturity date	Par value^	Value
Telecommunication services (continued)
Diversified telecommunication services (continued)
Level 3 Financing, Inc.	4.000		01-15-20	3,414,000	$3,425,949
SFR Group SA	5.002		01-15-24	2,344,125	2,341,929
Syniverse Holdings, Inc.	4.000		04-23-19	2,923,341	2,338,673
Windstream Services LLC	5.750		03-29-21	1,131,165	1,137,293
XO Communications LLC	4.250		03-17-21	3,011,488	3,007,724
Wireless telecommunication services 0.3%
LTS Buyer LLC	4.000		04-13-20	3,959,574	3,954,625
Utilities 1.1%					14,706,377
Electric utilities 0.5%
Texas Competitive Electric Holdings Company LLC (T)		TBD	10-31-17	2,205,970	2,211,485
Texas Competitive Electric Holdings Company LLC (T)		TBD	07-27-23	503,116	504,374
Texas Competitive Electric Holdings Company LLC (H)	4.646		10-10-17	10,931,597	3,637,489
Independent power and renewable electricity producers 0.6%
Calpine Corp.	3.500		05-27-22	2,956,189	2,944,642
Dynegy, Inc. (S)	4.000		04-23-20	3,019,711	3,008,387
Dynegy, Inc.	5.000		06-27-23	2,400,000	2,400,000
Collateralized mortgage obligations 13.8%					$189,780,823
(Cost $185,641,175)
Commercial and residential 13.2%					181,559,594
1211 Avenue of the Americas Trust Series 2015-1211, Class A1A2 (S)	3.901		08-10-35	5,000,000	5,586,393
American Home Mortgage Assets Trust Series 2007-1, Class A1 (P)	1.110		02-25-47	2,178,287	1,196,433
BAMLL-DB Trust Series 2012-OSI, Class A1 (S)	2.343		04-13-29	600,484	601,714
BCAP LLC Trust
Series 2011-RR11, Class 21A5 (P) (S)	3.178		06-26-34	1,018,708	1,021,805
Series 2012-RR9, Class 2A5 (P) (S)	0.609		08-26-46	556,368	550,217
BCRR Trust Series 2009-1, Class 2A1 (P) (S)	5.858		07-17-40	5,487,412	5,496,603
BHMS Mortgage Trust
Series 2014-ATLS, Class AFL (P) (S)	1.936		07-05-33	9,925,000	9,812,932
Series 2014-ATLS, Class BFL (P) (S)	2.386		07-05-33	1,500,000	1,476,202
BLCP Hotel Trust Series 2014-CLRN, Class A (P) (S)	1.384		08-15-29	4,128,964	4,109,587
CG-CCRE Commercial Mortgage Trust Series 2014-FL2, Class A (P) (S)	2.288		11-15-31	4,950,017	4,950,470
Citigroup Mortgage Loan Trust
Series 2010-8, Class 5A6 (S)	4.000		11-25-36	461,946	463,100

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       33

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Series 2010-8, Class 6A6 (S)	4.500	12-25-36	584,622	$587,835
Series 2012-1, Class 1A1 (P) (S)	0.809	06-25-35	606,152	602,952
Series 2013-2, Class 5A1 (P) (S)	0.579	07-25-36	3,558,042	3,375,666
Commercial Mortgage Trust (Bank of America/Barclays Capital/Deutsche Bank)
Series 2006-C8, Class AJ	5.377	12-10-46	1,025,000	994,825
Series 2006-C8, Class A4	5.306	12-10-46	2,061,021	2,069,513
Commercial Mortgage Trust (Citigroup/Deutsche Bank) Series 2013-THL, Class A2 (P) (S)	1.498	06-08-30	4,675,000	4,683,810
Commercial Mortgage Trust (Deutsche Bank) Series 2007-C9, Class A4 (P)	5.813	12-10-49	2,248,311	2,312,754
Countrywide Home Loan Mortgage Pass Through Trust
Series 2006-3, Class 3A1 (P)	0.696	02-25-36	1,362,804	1,083,782
Series 2004-25, Class 1A1 (P)	1.106	02-25-35	2,576,373	2,230,190
Series 2004-25, Class 2A1 (P)	1.126	02-25-35	3,637,494	3,190,179
First Horizon Alternative Mortgage Securities Trust Series 2005-AA12, Class 1A1 (P)	2.569	02-25-36	1,427,570	1,136,991
FREMF Mortgage Trust
Series 2011-K701, Class C (P) (S)	4.286	07-25-48	5,025,000	5,072,261
Series 2012-KF01, Class C (P) (S)	4.687	10-25-44	5,288,731	5,283,807
GAHR Commercial Mortgage Trust Series 2015-NRF, Class AFL1 (P) (S)	1.734	12-15-16	1,640,934	1,649,149
HarborView Mortgage Loan Trust Series 2007-3, Class 2A1A (P)	0.639	05-19-47	3,035,969	2,607,326
Hilton USA Trust
Series 2013-HLF, Class BFL (P) (S)	1.936	11-05-30	4,261,558	4,269,883
Series 2013-HLT, Class BFX (S)	3.367	11-05-30	7,075,000	7,125,787
Hudsons Bay Simon JV Trust Series 2015-HBFL, Class AFL (P) (S)	2.016	08-05-34	5,250,000	5,256,535
IndyMac INDA Mortgage Loan Trust Series 2005-AR2, Class 1A1 (P)	2.817	01-25-36	953,535	884,619
Jefferies Resecuritization Trust Series 2009-R9, Class 1A1 (P) (S)	2.432	08-26-46	691,439	695,738
JPMorgan Chase Commercial Mortgage Securities Trust
Series 2006-CB14, Class AJ (P)	5.573	12-12-44	1,777,581	1,775,972
Series 2007-CB18, Class A4	5.440	06-12-47	5,505,807	5,561,980
Series 2014-INN, Class A (P) (S)	1.354	06-15-29	6,551,000	6,501,763
Series 2015-CSMO, Class A (P) (S)	1.684	01-15-32	6,525,000	6,522,922
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4	5.372	09-15-39	2,004,286	2,003,666
LSTAR Securities Investment Trust
Series 2015-10, Class A1 (P) (S)	2.439	11-02-20	2,286,816	2,238,221
Series 2015-9, Class A1 (P) (S)	2.439	10-01-20	4,525,679	4,447,816
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2007-8, Class AMA (P)	5.875	08-12-49	3,800,000	3,733,350

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       34

	Rate (%)	Maturity date	Par value^	Value
Commercial and residential (continued)
Nomura Resecuritization Trust Series 2011-1RA, Class 1A5 (P) (S)	3.001	03-26-36	511,566	$509,824
OBP Depositor LLC Trust Series 2010-OBP, Class A (S)	4.646	07-15-45	2,500,000	2,752,626
RBS Commercial Funding, Inc. Trust Series 2013-GSP, Class A (P) (S)	3.834	01-13-32	4,250,000	4,712,196
RBSSP Resecuritization Trust
Series 2012-6, Class 10A1 (P) (S)	0.589	08-26-36	4,979,552	4,817,194
Series 2012-6, Class 4A1 (P) (S)	0.769	01-26-36	3,983,887	3,827,943
Series 2012-6, Class 6A1 (P) (S)	0.779	11-26-35	6,129,123	5,658,881
Series 2012-6, Class 8A1 (P) (S)	0.939	04-26-35	2,772,068	2,605,822
Structured Asset Mortgage Investments II Trust Series 2005-AR6, Class 2A1 (P)	0.756	09-25-45	2,490,948	2,107,780
Towd Point Mortgage Trust
Series 2015-3, Class A1B (P) (S)	3.000	03-25-54	2,898,590	2,943,380
Series 2015-5, Class A1B (P) (S)	2.750	05-25-55	2,712,277	2,741,867
Series 2016-2, Class A1A (P) (S)	2.750	08-25-55	1,449,706	1,467,758
Series 2016-3, Class A1 (P) (S)	2.250	08-25-55	4,600,000	4,593,394
Waldorf Astoria Boca Raton Trust Series 2016-BOCA, Class A (P) (S)	1.970	06-15-29	2,700,000	2,703,775
WaMu Mortgage Pass-Through Certificates
Series 2005-11, Class A1 (P)	0.766	08-25-45	3,113,346	2,879,663
Series 2005-AR1, Class A1A (P)	1.086	01-25-45	1,189,859	1,114,288
Series 2005-AR19, Class A1A1 (P)	0.716	12-25-45	3,234,112	2,967,978
Series 2005-AR6, Class 2A1A (P)	0.676	04-25-45	2,930,295	2,747,375
Series 2005-AR8, Class 1A (P)	0.716	07-25-45	2,553,959	2,381,036
Wells Fargo Mortgage Backed Securities Trust Series 2005-AR4, Class 2A2 (P)	2.979	04-25-35	1,574,616	1,572,568
WFCG Commercial Mortgage Trust Series 2015-BXRP, Class A (P) (S)	1.556	11-15-29	3,338,161	3,289,498
U.S. Government Agency 0.6%				8,221,229
Federal Home Loan Mortgage Corp.
Series 2015-SC02, Class 1A	3.000	09-25-45	401,474	410,002
Series 2016-SC01, Class 2A	3.500	07-25-46	7,000,000	7,188,125
Government National Mortgage Association Series 2014-80, Class XA	3.000	06-20-40	599,052	623,102
Asset backed securities 4.2%				$58,629,573
(Cost $58,592,537)
Brazil Loan Trust 1 Senior Secured Pass-Through Notes (S)	5.477	07-24-23	239,138	222,996
Carrington Mortgage Loan Trust Series 2006-FRE1, Class A2 (P)	0.556	07-25-36	725,457	719,245
Chesapeake Funding II LLC Series 2016-1A, Class A2 (P) (S)	1.592	03-15-28	2,625,000	2,637,651
Colony American Homes Series 2014-2A, Class A (P) (S)	1.393	07-17-31	3,551,027	3,501,670

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       35

	Rate (%)	Maturity date	Par value^	Value
Ellington Loan Acquisition Trust Series 2007-1, Class A2B (P) (S)	1.346	05-28-37	583,913	$580,506
Financial Asset Securities Corp. AAA Trust Series 2005-2, Class A3 (P) (S)	0.739	11-26-35	3,076,832	2,976,575
GSAMP Trust Series 2006-NC1, Class A2 (P)	0.626	02-25-36	1,144,244	1,120,545
Invitation Homes Trust
Series 2013-SFR1, Class A (P) (S)	1.584	12-17-30	7,881,645	7,860,574
Series 2014-SFR1, Class A (P) (S)	1.434	06-17-31	5,765,710	5,702,316
Series 2015-SFR3, Class A (P) (S)	1.746	08-17-32	3,947,683	3,949,394
Long Beach Mortgage Loan Trust Series 2005-WL2, Class M1 (P)	1.151	08-25-35	944,797	937,607
Oak Hill Advisors Residential Loan Trust Series 2015-NPL2, Class A1 (S)	3.721	07-25-55	2,604,766	2,586,040
PennyMac LLC Series 2015-NPL1, Class A1 (S)	4.000	03-25-55	2,619,934	2,602,997
RAAC Series Trust Series 2006-SP2, Class A3 (P)	0.716	02-25-36	902,097	891,495
Santander Drive Auto Series 2013-1, Class D	2.270	01-15-19	4,300,000	4,321,650
SLC Private Student Loan Trust Series 2010-B, Class A1 (P) (S)	4.250	07-15-42	603,056	613,686
SLM Private Education Loan Trust Series 2012-C, Class A1 (P) (S)	1.533	08-15-23	19,529	19,530
Social Professional Loan Program Series 2016-C, Class A1 (P) (S)	1.570	10-25-36	3,250,000	3,250,000
TAL Advantage V LLC Series 2013-2A, Class A (S)	3.550	11-20-38	2,750,000	2,709,185
VOLT XLVII LLC Series 2016-NPL7, Class A1 (S)	3.750	06-25-46	2,580,519	2,578,076
VOLT XXII LLC Series 2015-NPL4, Class A1 (S)	3.500	02-25-55	1,301,151	1,298,016
VOLT XXV LLC Series 2015-NPL8, Class A1 (S)	3.500	06-26-45	3,157,942	3,141,790
VOLT XXXIII LLC Series 2015-NPL5, Class A1 (S)	3.500	03-25-55	1,006,367	1,001,214
VOLT XXXIX LLC Series 2015-NP13, Class A1 (S)	4.125	10-25-45	3,391,500	3,406,815
			Shares	Value
Common stocks 0.0%				$414,281
(Cost $1,558,778)
Consumer discretionary 0.0%				163,854
Textiles, apparel and luxury goods 0.0%
Quiksilver, Inc. (I)			6,607	163,854
Energy 0.0%				186,018
Energy equipment and services 0.0%
Southcross Holdings Borrower LP (I)			246	79,950

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       36

		Shares	Value
Energy (continued)
Oil, gas and consumable fuels 0.0%
Denbury Resources, Inc.		36,575	$106,068
Utilities 0.0%			64,409
Electric utilities 0.0%
EME Reorganization Trust		1,327,835	3,984
Independent power and renewable electricity producers 0.0%
NRG Energy, Inc.		4,366	60,425
		Shares/Par	Value
Purchased options 0.0%			$10,766
(Cost $2,055,076)
Call options 0.0%			134
Over the Counter Option on the USD vs. JPY (Expiration Date: 8-29-16; Strike Price: $116.00; Counterparty: JPMorgan Securities, Inc.) (I)		67,198,616	134
Put options 0.0%			10,632
Over the Counter Option on the USD vs. EUR (Expiration Date: 9-12-16; Strike Price: $1.04; Counterparty: JPMorgan Securities, Inc.) (I)		65,224,516	10,632
	Yield (%)	Shares	Value
Short-term investments 7.1%			$98,169,214
(Cost $98,169,214)
Money market funds 7.1%			97,820,455
State Street Institutional Liquid Reserves Fund, Premier Class	0.4552(Y)	97,820,455	97,820,455
		Par value^	Value
Repurchase agreement 0.0%			348,759
Repurchase Agreement with State Street Corp. dated 7-29-16 at 0.000% to be repurchased at $348,759 on 8-1-16, collateralized by $347,800 U.S. Treasury Notes, 1.500% due 8-31-18 (valued at $353,683, including interest)		348,759	348,759
Total investments (Cost $1,382,837,723)† 100.9%			$1,392,159,936
Other assets and liabilities, net (0.9%)			($12,128,019)
Total net assets 100.0%			$1,380,031,917

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       37

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
COP	Colombian Peso
EUR	Euro
GBP	Pound Sterling
JPY	Japanese Yen
USD	U.S. Dollar
Key to Security Abbreviations and Legend
ISDAFIX	International Swaps and Derivatives Association Fixed Interest Rate Swap Rate
TBA	To Be Announced. A forward mortgage-backed securities trade issued by a U.S. Government Agency, to be delivered at an agreed-upon future settlement date.
(C)	Security purchased or sold on a when-issued or delayed delivery basis.
(H)	Non-income producing - Issuer is in default.
(I)	Non-income producing security.
(M)	Term loans are variable rate obligations. The coupon rate shown represents the rate at period end.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration. Rule 144A securities amounted to $354,994,472 or 25.7% of the fund's net assets as of 7-31-16.
(T)	This position represents an unsettled loan commitment at period end. Certain details associated with this purchase are not known prior to the settlement date, including coupon rate, which is disclosed as TBD (To Be Determined).
(Y)	The rate shown is the annualized seven-day yield as of 7-31-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 7-31-16, the aggregate cost of investment securities for federal income tax purposes was $1,385,289,563. Net unrealized appreciation aggregated to $6,870,373, of which $35,064,821 related to appreciated investment securities and $28,194,448 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       38

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-16

Assets
Investments, at value (Cost $1,382,837,723)	$1,392,159,936
Foreign currency, at value (Cost $483)	483
Cash held at broker for futures contracts	4,312,200
Cash segregated at custodian for derivative contracts	320,126
Receivable for investments sold	6,663,080
Receivable for fund shares sold	614,730
Unrealized appreciation on forward foreign currency contracts	36,288
Dividends and interest receivable	10,744,151
Other receivables and prepaid expenses	46,904
Total assets	1,414,897,898
Liabilities
Due to custodian	346,897
Payable for collateral held by fund	210,000
Payable for investments purchased	16,394,372
Payable for delayed delivery securities purchased	15,432,960
Unrealized depreciation on forward foreign currency contracts	46,037
Payable for fund shares repurchased	496,954
Swap contracts, at value (including unamortized upfront payment of ($436,809))	319,495
Payable for futures variation margin	1,420,375
Distributions payable	739
Payable to affiliates
Accounting and legal services fees	25,333
Transfer agent fees	5,357
Trustees' fees	919
Other liabilities and accrued expenses	166,543
Total liabilities	34,865,981
Net assets	$1,380,031,917
Net assets consist of
Paid-in capital	$1,468,783,858
Accumulated distributions in excess of net investment income	(165,719)
Accumulated net realized gain (loss) on investments, futures contracts, written options, foreign currency transactions and swap agreements	(85,199,960)
Net unrealized appreciation (depreciation) on investments, futures contracts, translation of assets and liabilities in foreign currencies and swap agreements	(3,386,262)
Net assets	$1,380,031,917

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       39

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($26,883,399 ÷ 2,809,212 shares)[1]	$9.57
Class C ($2,735,549 ÷ 285,882 shares)[1]	$9.57
Class I ($22,926,787 ÷ 2,398,970 shares)	$9.56
Class R2 ($96,353 ÷ 10,070 shares)	$9.57
Class R4 ($96,353 ÷ 10,070 shares)	$9.57
Class R6 ($1,237,223 ÷ 129,295 shares)	$9.57
Class NAV ($1,326,056,253 ÷ 138,524,264 shares)	$9.57
Maximum offering price per share
Class A (net asset value per share ÷ 97.5%)[2]	$9.82

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $100,000. On sales of $100,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       40

STATEMENT OF OPERATIONS   For the year ended 7-31-16

Investment income
Interest	$60,214,983
Dividends	33,513
Total investment income	60,248,496
Expenses
Investment management fees	9,638,765
Distribution and service fees	108,588
Accounting and legal services fees	173,747
Transfer agent fees	64,714
Trustees' fees	23,645
State registration fees	97,815
Printing and postage	22,694
Professional fees	168,338
Custodian fees	209,653
Registration and filing fees	16,421
Other	29,235
Total expenses	10,553,615
Less expense reductions	(102,452)
Net expenses	10,451,163
Net investment income	49,797,333
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(27,818,075)[1]
Futures contracts	(18,493,901)
Written options	247,963
Swap contracts	1,921,271
(44,142,742)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	38,204,098
Futures contracts	(11,500,338)
Swap contracts	(1,948,939)
24,754,821
Net realized and unrealized loss	(19,387,921)
Increase in net assets from operations	$30,409,412

1	Net of foreign taxes of $1,701.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       41

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-16	Year ended 7-31-15
Increase (decrease) in net assets
From operations
Net investment income	$49,797,333	$53,194,825
Net realized loss	(44,142,742)	(17,678,161)
Change in net unrealized appreciation (depreciation)	24,754,821	(59,101,316)
Increase (decrease) in net assets resulting from operations	30,409,412	(23,584,652)
Distributions to shareholders
From net investment income
Class A	(925,616)	(661,087)
Class C	(83,373)	(36,796)
Class I	(959,712)	(856,208)
Class R2	(3,570)	(1,152)
Class R4	(3,666)	(1,186)
Class R6	(22,841)	(1,241)
Class NAV	(53,318,774)	(51,698,629)
Total distributions	(55,317,552)	(53,256,299)
From fund share transactions	(51,844,927)	28,899,818
Total decrease	(76,753,067)	(47,941,133)
Net assets
Beginning of year	1,456,784,984	1,504,726,117
End of year	$1,380,031,917	$1,456,784,984
Undistributed (accumulated distributions in excess of) net investment income	($165,719)	$5,587,349

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       42

Financial highlights

Class A Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$9.73	$10.25	$10.32	$10.30	$10.41
Net investment income[1]	0.29	0.31	0.30	0.36	0.38
Net realized and unrealized gain (loss) on investments	(0.11)	(0.52)	0.08	(0.01)	(0.05)
Total from investment operations	0.18	(0.21)	0.38	0.35	0.33
Less distributions
From net investment income	(0.34)	(0.31)	(0.32)	(0.33)	(0.39)
From net realized gain	—	—	(0.13)	—	(0.05)
Total distributions	(0.34)	(0.31)	(0.45)	(0.33)	(0.44)
Net asset value, end of period	$9.57	$9.73	$10.25	$10.32	$10.30
Total return (%)[2,3]	1.93	(2.03)	3.76	3.41	3.27
Ratios and supplemental data
Net assets, end of period (in millions)	$27	$27	$18	$2	— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.17	1.21	1.47	4.65	1.25
Expenses including reductions	1.17	1.20	1.21	1.21	1.25
Net investment income	3.10	3.10	2.93	3.58	3.81
Portfolio turnover (%)	52	61	65	77	60

1	Based on average daily shares outstanding.
2	Does not reflect the effect of sales charges, if any.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       43

Class C Shares Period ended	7-31-16	7-31-15	7-31-14	[1]
Per share operating performance
Net asset value, beginning of period	$9.73	$10.25	$10.29
Net investment income (loss)[2]	0.23	0.23	—	[3]
Net realized and unrealized loss on investments	(0.12)	(0.52)	(0.02)
Total from investment operations	0.11	(0.29)	(0.02)
Less distributions
From net investment income	(0.27)	(0.23)	(0.02)
Net asset value, end of period	$9.57	$9.73	$10.25
Total return (%)[4,5]	1.23	(2.82)	(0.18	) [6]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$2	$1
Ratios (as a percentage of average net assets):
Expenses before reductions	1.88	2.27	7.95	[7]
Expenses including reductions	1.87	2.00	2.00	[7]
Net investment income (loss)	2.47	2.36	(0.52	) [7]
Portfolio turnover (%)	52	61	65	[8]

1	The inception date for Class C shares is 6-27-14.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.
8	The portfolio turnover is shown for the period from 8-1-13 to 7-31-14.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       44

Class I Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$9.72	$10.24	$10.32	$10.30	$10.41
Net investment income[1]	0.33	0.34	0.32	0.38	0.42
Net realized and unrealized gain (loss) on investments	(0.12)	(0.51)	0.08	— [2]	(0.06)
Total from investment operations	0.21	(0.17)	0.40	0.38	0.36
Less distributions
From net investment income	(0.37)	(0.35)	(0.35)	(0.36)	(0.42)
From net realized gain	—	—	(0.13)	—	(0.05)
Total distributions	(0.37)	(0.35)	(0.48)	(0.36)	(0.47)
Net asset value, end of period	$9.56	$9.72	$10.24	$10.32	$10.30
Total return (%)[3]	2.25	(1.71)	3.98	3.73	3.64
Ratios and supplemental data
Net assets, end of period (in millions)	$23	$26	$17	$1	— [4]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.86	0.88	1.46	4.14	0.88
Expenses including reductions	0.85	0.87	0.90	0.90	0.88
Net investment income	3.49	3.46	3.23	3.76	4.16
Portfolio turnover (%)	52	61	65	77	60

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Less than $500,000.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       45

Class R2 Shares Period ended	7-31-16	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.73	$9.93
Net investment income[2]	0.32	0.11
Net realized and unrealized loss on investments	(0.13)	(0.20)
Total from investment operations	0.19	(0.09)
Less distributions
From net investment income	(0.35)	(0.11)
Net asset value, end of period	$9.57	$9.73
Total return (%)[3]	2.12	(0.87	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.01	[6]
Expenses including reductions	1.01	1.00	[6]
Net investment income	3.34	3.09	[6]
Portfolio turnover (%)	52	61	[7]

1	The inception date for Class R2 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       46

Class R4 Shares Period ended	7-31-16	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.73	$9.93
Net investment income[2]	0.33	0.11
Net realized and unrealized loss on investments	(0.13)	(0.19)
Total from investment operations	0.20	(0.08)
Less distributions
From net investment income	(0.36)	(0.12)
Net asset value, end of period	$9.57	$9.73
Total return (%)[3]	2.22	(0.84	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.02	1.01	[6]
Expenses including reductions	0.91	0.90	[6]
Net investment income	3.44	3.19	[6]
Portfolio turnover (%)	52	61	[7]

1	The inception date for Class R4 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       47

Class R6 Shares Period ended	7-31-16	7-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$9.73	$9.93
Net investment income[2]	0.34	0.11
Net realized and unrealized loss on investments	(0.12)	(0.19)
Total from investment operations	0.22	(0.08)
Less distributions
From net investment income	(0.38)	(0.12)
Net asset value, end of period	$9.57	$9.73
Total return (%)[3]	2.40	(0.78	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	0.77	0.74	[6]
Expenses including reductions	0.74	0.73	[6]
Net investment income	3.61	3.31	[6]
Portfolio turnover (%)	52	61	[7]

1	The inception date for Class R6 shares is 3-27-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 8-1-14 to 7-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       48

Class NAV Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12
Per share operating performance
Net asset value, beginning of period	$9.74	$10.25	$10.32	$10.30	$10.41
Net investment income[1]	0.34	0.36	0.37	0.40	0.43
Net realized and unrealized gain (loss) on investments	(0.13)	(0.51)	0.06	— [2]	(0.05)
Total from investment operations	0.21	(0.15)	0.43	0.40	0.38
Less distributions
From net investment income	(0.38)	(0.36)	(0.37)	(0.38)	(0.44)
From net realized gain	—	—	(0.13)	—	(0.05)
Total distributions	(0.38)	(0.36)	(0.50)	(0.38)	(0.49)
Net asset value, end of period	$9.57	$9.74	$10.25	$10.32	$10.30
Total return (%)[3]	2.27	(1.46)	4.26	3.88	3.78
Ratios and supplemental data
Net assets, end of period (in millions)	$1,326	$1,402	$1,469	$1,155	$1,070
Ratios (as a percentage of average net assets):
Expenses before reductions	0.75	0.74	0.75	0.75	0.75
Expenses including reductions	0.74	0.73	0.75	0.74	0.75
Net investment income	3.61	3.63	3.59	3.79	4.29
Portfolio turnover (%)	52	61	65	77	60

1	Based on average daily shares outstanding.
2	Less than $0.005 per share.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       49

Notes to financial statements

Note 1 — Organization

John Hancock Short Duration Credit Opportunities Fund (the fund) is a series of John Hancock Funds II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to maximize total return, which consists of income on its investments and capital appreciation.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 and Class R4 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective net asset values each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       50

market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2016, by major security category or type:

	Total value at 7-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$612,729,940	—	$612,729,940	—
U.S. Government and Agency obligations	21,959,722	—	21,959,722	—
Foreign government obligations	101,731,240	—	101,731,240	—
Term loans	308,734,377	—	308,734,377	—
Collateralized mortgage obligations	189,780,823	—	182,592,698	$7,188,125
Asset backed securities	58,629,573	—	58,629,573	—
Common stocks	414,281	$170,477	79,950	163,854
Purchased options	10,766	—	10,766	—
Short-term investments	98,169,214	97,820,455	348,759	—
Total investments in securities	$1,392,159,936	$97,990,932	$1,286,817,025	$7,351,979
Other financial instruments:
Futures	($12,687,346)	($12,687,346)	—	—
Forward foreign currency contracts	(9,749)	—	($9,749)	—
Credit default swaps	(319,495)	—	(319,495)	—

Repurchase agreements. The fund may enter into repurchase agreements. When the fund enters into a repurchase agreement, it receives collateral that is held in a segregated account by the fund's custodian for the benefit of the fund. The collateral amount is marked-to-market and monitored on a daily basis to ensure that the collateral held is in an amount not less than the principal amount of the repurchase agreement plus any accrued interest. Collateral received by the fund for repurchase agreements is disclosed in the Fund's investments as part of the caption related to the repurchase agreement.

Repurchase agreements are typically governed by the terms and conditions of the Master Repurchase Agreement and/or Global Master Repurchase Agreement (collectively, MRA). Upon an event of default, the non-defaulting party may close out all transactions traded under the MRA and net amounts owed. Absent an event of default, assets and liabilities resulting from repurchase agreements are not offset in the Statement of assets and liabilities. In the event of a default by the counterparty, realization of the collateral proceeds could be delayed, during which time the collateral value may decline or the counterparty may have insufficient assets to pay back claims resulting from close-out of the transactions.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       51

When-issued/delayed-delivery securities. The fund may purchase or sell debt securities on a when-issued or delayed-delivery basis, or in a "To Be Announced" (TBA) or "forward commitment" transaction, with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Fund's investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security is reflected in the fund's NAV. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. No interest accrues to the fund until settlement takes place. At the time that the fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments.

Certain risks may arise upon entering into when-issued or delayed-delivery securities transactions, including the potential inability of counterparties to meet the terms of their contracts, and the issuer's failure to issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities purchased or increase in the value of securities sold prior to settlement date.

Term loans (Floating rate loans). The fund may invest in term loans, which often include debt securities that are rated below investment grade at the time of purchase. Term loans are generally subject to legal or contractual restrictions on resale and generally have longer settlement periods than conventional debt securities. Term loans involve special types of risk, including credit risk, interest-rate risk, counterparty risk, risk associated with extended settlement, and the risks of being a lender. The liquidity of term loans, including the volume and frequency of secondary market trading in such loans, varies significantly over time and among individual loans. During periods of infrequent trading, valuing a term loan can be more difficult and buying and selling a term loan at an acceptable price can be more difficult and delayed, which could result in a loss.

The fund's ability to receive payments of principal, interest and other amounts in connection with term loans will depend primarily on the financial condition of the borrower. The fund's failure to receive scheduled payments on a term loan due to a default, bankruptcy or other reason would adversely affect the fund's income and would likely reduce the value of its assets. Transactions in loan investments typically take a significant amount of time (i.e., seven days or longer) to settle. This could pose a liquidity risk to the fund and, if the fund's exposure to such investments is substantial, could impair the fund's ability to meet redemptions. Because term loans may not be rated by independent credit rating agencies, a decision to invest in a particular loan could depend exclusively on the subadvisor's credit analysis of the borrower and/or term loan agents. There is greater risk that the fund may have limited rights to enforce the terms of an underlying loan than for other types of debt instruments.

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       52

investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended July 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended July 31, 2016 were $4,384.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

Under the Regulated Investment Company Modernization Act of 2010, the fund is permitted to carry forward capital losses for an unlimited period. Capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

For federal income tax purposes, as of July 31, 2016, the fund has a short-term capital loss carryfoward of $36,381,577 and a long-term capital loss carryforward of $61,095,148 available to offset future net realized capital gains. These carryforwards do not expire. Qualified ordinary late year losses of $187,614 are treated as occurring on August 1, 2016, the first day of the fund's next taxable year.

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares dividends daily and pays them monthly. Capital gain distributions, if any, are paid annually.

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       53

The tax character of distributions for the years ended July 31, 2016 and 2015 was as follows:

	July 31, 2016	July 31, 2015
Ordinary income	$55,317,552	$53,256,299

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of July 31, 2016, the fund had no distributable earnings on a tax basis.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, amortization and accretion on debt securities and paydowns.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets,

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       54

contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2016, the fund used futures contracts to manage duration of the fund and manage against anticipated interest rate changes. The fund held futures contracts with notional values ranging from $365.0 million to $501.0 million, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2016:

Open contracts	Number of contracts	Position	Expiration date	Notional basis	Notional value	Unrealized appreciation (depreciation)
2-Year U.S. Treasury Note Futures	170	Long	Sep 2016	$37,039,393	$37,230,000	$190,607
5-Year U.S. Treasury Note Futures	751	Short	Sep 2016	(90,152,364)	(91,633,734)	(1,481,370)
10-Year U.S. Treasury Note Futures	1,070	Short	Sep 2016	(138,606,807)	(142,360,156)	(3,753,349)
Ultra U.S. Treasury Bond Futures	492	Short	Sep 2016	(86,098,141)	(93,741,375)	(7,643,234)
						($12,687,346)

Notional basis refers to the contractual amount agreed upon at inception of open contracts; notional value represents the current value of the open contract.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and gain exposure to foreign currencies. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $39.9 million to $136.5 million, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2016:

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Contract to buy		Contract to sell		Counterparty	Contractual Settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
EUR	27,611	USD	30,607	JPMorgan Chase Bank N.A.	8/8/2016	$269	—	$269
MXN	594,039,400	USD	31,653,402	Citibank N.A.	8/11/2016	—	($1,455)	(1,455)
USD	432,503	COP	1,276,748,300	Citibank N.A.	8/26/2016	18,815	—	18,815
USD	6,441,616	EUR	5,800,316	JPMorgan Chase Bank N.A.	8/8/2016	—	(44,582)	(44,582)
USD	1,311,406	GBP	977,830	JPMorgan Chase Bank N.A.	8/8/2016	17,204	—	17,204
						$36,288	($46,037)	($9,749)

Currency abbreviations
COP	Colombian Peso	MXN	Mexican Dollar
EUR	Euro	USD	U.S. Dollar
GBP	British Pound

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended July 31, 2016, the fund used purchased options to manage against anticipated changes in currency exchange rates. The fund held purchased options with market values ranging up to $416.3 thousand as measured at each quarter end.

During the year ended July 31, 2016, the fund wrote option contracts to gain exposure to foreign currency and manage against anticipated changes in currency exchange rates. The following table summarizes the fund's written options activities during the year ended July 31, 2016. There were no written option contracts held at July 31, 2016.

	Number of contracts	Premiums received
Outstanding, beginning of period	—	—
Options written	67,198,616	$540,277
Option closed	(67,198,616)	(540,277)
Options exercised	—	—
Options expired	—	—
Outstanding, end of period	—	—

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC

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swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that a counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and a counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended July 31, 2016, the fund used interest rate swaps to manage duration of the fund. The fund held interest rate swaps with total USD notional amounts ranging up to $7.3 million as measured at each quarter end. There were no interest rate swap contracts held as of July 31, 2016.

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement. The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

During the year ended July 31, 2016, the fund used CDS as a Buyer of protection to manage against potential credit events. The fund held credit default swap contracts with total USD notional amounts ranging up to $69.0 million, as measured at each quarter end. There were no credit default swap contracts the fund held as of July 31, 2016 as a Buyer of protection.

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the year ended July 31, 2016 to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts ranging from

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$12.9 million to $67.5 million, as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of July 31, 2016 where the fund acted as a Seller of protection:

Counterparty	Reference obligation	Implied credit spread at 7-31-16	Currency	USD notional amount	Receive fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Citibank N.A.	CMBX AAA CDS S7	0.79%	USD	$5,850,000	0.500%	Jan 2047	($247,178)	$135,317	($111,861)
Citibank N.A.	CMBX AA CDS1 S7 DEAL/SHORT	1.86%	USD	7,000,000	1.500%	Jan 2047	(144,691)	(17,330)	(162,021)
Goldman Sachs U.S.	United Mexican States	2.23%	USD	302,576	1.000%	Jun 2026	(30,659)	(525)	(31,184)
JPMorgan Chase Bank	United Mexican States	2.23%	USD	140,000	1.000%	Jun 2026	(14,281)	(148)	(14,429)
				$13,292,576			($436,809)	$117,314	($319,495)

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Assets derivatives fair value	Liabilities derivatives fair value
Foreign currency	Investments, at value*	Purchased options	$10,766	—
Interest rate	Receivable/payable for futures	Futures†	190,607	($12,877,953)
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency contracts	Forward foreign currency contracts	36,288	(46,037)
Credit	Swap contracts, at value	Credit default swaps	—	(319,495)
			$237,661	($13,243,485)

* Purchased options are included in the Fund's investments disclosed in the Statement of assets and liabilities.

† Reflects cumulative appreciation/depreciation on futures. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty.

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2016:

	Statement of operations location - Net realized gain (loss) on:
Risk	Futures contracts	Investments and foreign currency transactions[1]	Written options	Swap contracts	Total
Interest rate	($18,493,901)	—	—	($589,155)	($19,083,056)
Foreign currency	—	($476,046)	$247,963	—	(228,083)
Credit	—	—	—	2,510,426	2,510,426
Total	($18,493,901)	($476,046)	$247,963	$1,921,271	($16,800,713)

1 Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

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The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2016:

	Statement of operations location - Change in unrealized appreciation (depreciation) of:
Risk	Futures contracts	Investments and translation of assets and liabilities in foreign currencies[1]	Investments and translation of assets and liabilities in foreign currencies[2]	Swap contracts	Total
Interest rate	($11,500,338)	—	—	($64,557)	($11,564,895)
Forward foreign currency contracts	—	$762,463	($2,044,310)	—	(1,281,847)
Credit	—	—	—	(1,884,382)	(1,884,382)
Total	($11,500,338)	$762,463	($2,044,310)	($1,948,939)	($14,731,124)

1 Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

2 Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis to the sum of: a) 0.740% of the first $250 million of the fund's average daily net assets, b) 0.700% of the next $500 million of the fund's average daily net assets and c) 0.675% of the fund's average daily net assets in excess of $750 million. The fund has a subadvisory agreement with Stone Harbor Investments Partners LP. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payments to the fund, in an amount equal to the amount by which expenses of Class A and Class I shares, as applicable, exceed 1.21%, or 0.90%, respectively, of average net assets (on an annualized basis). For purposes of this agreement, "expenses" means all expenses of the applicable class (including fund expenses attributable to the class), excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest expense; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business; (e) underlying fund expenses (acquired fund fees); and (f) short dividend expense. This agreement expires on November 30, 2016, unless renewed by mutual agreement of the fund and the advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to December 1, 2015, the

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Advisor contractually agreed to reduce its management fee in an amount equal to the amount by which expenses for Class C shares exceeded 2.00% of average net assets.

The Advisor contractually agrees to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average net assets (on an annualized basis) attributable to the class. This agreement expires on November 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for the year ended July 31, 2016:

Class	Expense reduction	Class	Expense reduction
Class A	$1,918	Class R4	$7
Class C	211	Class R6	151
Class I	1,809	Class NAV	98,254
Class R2	7	Total	$102,357

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2016 were equivalent to a net annual effective rate of 0.69% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C, Class R2 and Class R4 shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 and Class R4 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee	Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—	Class R2	0.25%	0.25%
Class C	1.00%	—	Class R4	0.25%	0.10%

The fund's Distributor has contractually agreed to waive 0.10% of Rule12b-1 fees for Class R4 shares. The current waiver agreement expires on November 30, 2016, unless renewed by mutual agreement of the fund and the Distributor based upon a determination that this is appropriate under the circumstances at the time. This contractual waiver amounted to $95 for Class R4 shares for the year ended July 31, 2016.

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $164,930 for the year ended July 31, 2016. Of this amount, $34,633 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $130,163 was paid as sales commissions to broker-dealers and $134 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $250,000 or more and are redeemed within one year of purchase are subject to a 0.50% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in

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connection with the sale of these shares. During the year ended July 31, 2016, CDSCs received by the Distributor amounted to $22,789 and $1,173 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$79,325	$33,366
Class C	28,787	3,631
Class I	—	27,580
Class R2	238	16
Class R4	238	16
Class R6	—	105
Total	$108,588	$64,714

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Interfund lending program Pursuant to an Exemptive Order issued by the SEC, the fund, along with certain other funds advised by the Advisor, may participate in an interfund lending program. This program provides an alternative credit facility allowing the funds to borrow from, or lend money to, other participating affiliated funds. Any open loans at period end are presented under the caption Payable for interfund lending in the Statement of assets and liabilities. At period end, no interfund loans were outstanding. Interest expense is included in Other expenses on the Statement of operations. The fund's activity in this program during the period for which loans were outstanding was as follows:

Borrower or lender	Weighted average loan balanced	Days outstanding	Weighted average interest rate	Interest income
Lender	$69,335,173	3	0.70%	$4,045

Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2016 and 2015 were as follows:

		Year ended 7-31-16		Year ended 7-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	5,233,600	$49,292,494	3,597,167	$35,808,943
Distributions reinvested	97,820	921,793	65,649	653,652
Repurchased	(5,266,662)	(49,664,795)	(2,702,630)	(26,876,002)
Net increase	64,758	$549,492	960,186	$9,586,593

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		Year ended 7-31-16		Year ended 7-31-15
	Shares	Amount	Shares	Amount
Class C shares
Sold	207,911	$1,971,367	239,839	$2,394,102
Distributions reinvested	8,825	83,071	3,489	34,663
Repurchased	(163,364)	(1,543,101)	(82,240)	(816,684)
Net increase	53,372	$511,337	161,088	$1,612,081
Class I shares
Sold	1,828,014	$17,209,478	3,627,223	$36,285,716
Distributions reinvested	101,908	959,254	86,076	855,367
Repurchased	(2,179,540)	(20,511,925)	(2,739,695)	(27,265,331)
Net increase (decrease)	(249,618)	($2,343,193)	973,604	$9,875,752
Class R2 shares[1]
Sold	—	—	10,070	$100,000
Net increase	—	—	10,070	$100,000
Class R4 shares[1]
Sold	—	—	10,070	$100,000
Net increase	—	—	10,070	$100,000
Class R6 shares[1]
Sold	127,197	$1,178,844	10,070	$100,000
Distributions reinvested	2,155	20,323	—	—
Repurchased	(10,127)	(94,086)	—	—
Net increase	119,225	$1,105,081	10,070	$100,000
Class NAV shares
Sold	5,499,637	$51,741,357	7,684,729	$76,894,773
Distributions reinvested	5,654,708	53,318,774	5,184,673	51,698,629
Repurchased	(16,600,834)	(156,727,775)	(12,125,479)	(121,068,010)
Net increase (decrease)	(5,446,489)	($51,667,644)	743,923	$7,525,392
Total net increase (decrease)	(5,458,752)	($51,844,927)	2,869,011	$28,899,818

1 The inception date for Class R2, Class R4 and Class R6 shares is 3-27-15.

Affiliates of the fund owned 100% of shares of beneficial interest of Class R2, Class R4 and Class NAV, respectively, on July 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $703,125,559 and $843,492,533, respectively, for the year ended July 31, 2016.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2016, funds within the John Hancock group of funds complex held 96.1% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliate concentration
John Hancock Lifestyle Balanced Portfolio	36.4%
John Hancock Lifestyle Growth Portfolio	15.7%
John Hancock Lifestyle Moderate Portfolio	13.3%
John Hancock Lifestyle Conservative Portfolio	11.7%
John Hancock Alternative Asset Allocation Portfolio	7.0%

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Short Duration Credit Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Short Duration Credit Opportunities Fund (the "Fund") at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 20, 2016

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TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Stone Harbor Investment Partners LP (the Subadvisor), for John Hancock Short Duration Credit Opportunities Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 21-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

The Board noted that the fund underperformed its benchmark index for the one-, three- and five-year periods and its peer group average for the five-year period ended December 31, 2015. The Board also noted that the fund outperformed its peer

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group average for the one- and three-year periods ended December 31, 2015. The Board noted the fund's favorable performance relative to the peer group for the one- and three-year periods. The Board concluded that the fund's performance is being monitored and reasonably addressed.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees are higher than the peer group median and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

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(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which includes evaluating the

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regulatory compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund is being monitored and reasonably addressed.
(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and

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(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Stone Harbor Investment Partners LP

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK SHORT DURATION CREDIT OPPORTUNITIES FUND       76

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Short Duration Credit Opportunities Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF309267	350A 7/16 9/16

John Hancock

Global Absolute Return Strategies Fund

Annual report 7/31/16

A message to shareholders

Dear shareholder,

The past 12 months marked a volatile stretch for global investors. After a rally in the spring, Brexit, the U.K.'s vote in late June to leave the European Union (EU), created a challenging backdrop for global financial markets. With global growth slowing and uncertainty around interest rate movements, investors embraced traditional safe-haven assets, including U.S. Treasuries and gold, but equities and currency markets worldwide experienced sharp short-term drops. Brexit creates a number of unknowns in the near term, the most important of which is whether other EU countries will follow suit, and may ultimately have a negative effect on Europe's economic recovery. Our network of asset managers and investment partners expects that the European Central Bank and the Bank of England will likely expand their efforts to stimulate economic activity, which should help support European equity markets, but may cause yields in the fixed-income markets to drop.

As this dynamic plays out, it is prudent to expect continued market volatility. At John Hancock Investments, portfolio risk management is a critical part of our role as an asset manager and our dedicated risk team is focused on these issues every day. We continually strive for new ways to analyze potential risks and have liquidity tools in place to help meet the needs of our fund shareholders. Whether the markets are up or down, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

Diversification does not guarantee a profit or eliminate the risk of a loss.

This commentary reflects the CEO's views as of July 31, 2016. They are subject to change at any time. All investments entail risks, including the possible loss of principal. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Absolute Return Strategies Fund

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
44	Financial statements
48	Financial highlights
54	Notes to financial statements
86	Auditor's report
87	Tax information
88	Continuation of investment advisory and subadvisory agreements
94	Trustees and Officers
98	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks long-term total return.

AVERAGE ANNUAL TOTAL RETURNS AS OF 7/31/16 (%)

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

The MSCI World Index is a free float-adjusted market-capitalization-weighted index that is designed to measure equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since-inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

The fund declined

Relative to its history, the fund suffered unusually large losses, declining 6.00% for the year ended July 31, 2016.

A majority of the fund's underlying strategies posted losses

Losses within the fund were more widespread than concentrated; out of all the fund's underlying positions, more posted declines than gains during the period.

Short U.S. duration exposure hurt results

As interest rates fell, the fund's short U.S. duration position was among the detractors from performance, while certain directional currency pairs also posted losses.

PORTFOLIO ALLOCATION AS OF 7/31/16 (%)

Common stocks	31.0
Financials	12.5
Industrials	3.4
Health care	2.8
Consumer discretionary	2.4
Consumer staples	2.2
Information technology	2.1
Materials	1.5
Telecommunication services	1.5
Energy	1.3
Utilities	1.3
Corporate bonds	21.2
U.S. Government	12.9
Purchased options	0.7
Foreign government obligations	0.3
Short-term investments and other	33.9
Certificate of deposit	13.2
Time deposits	8.8
Commercial paper	7.0
U.S. Government	0.6
Money market funds	0.2
Other assets and liabilities, net	4.1
TOTAL	100.0
As a percentage of net assets.

A note about risks

Absolute return funds employ certain techniques that are intended to reduce risk and volatility in the portfolio and provide protection against a decline in the fund's assets. They are not designed to outperform stocks and bonds in strong markets and there is no guarantee of positive returns or that the fund's objective will be achieved. Stock prices can be volatile and are affected by both general economic conditions and the financial prospects of individual companies. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Fixed-income investments are subject to interest-rate and credit risk; their value will normally decline as interest rates rise or if a creditor, grantor, or counterparty is unable or unwilling to make principal, interest, or settlement payments. Liquidity—the extent (if at all) to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. Currency transactions are affected by fluctuations in exchange rates, which may adversely affect the U.S. dollar value of a fund's investments. Currency rates in foreign countries may fluctuate significantly for a number of reasons, including the forces of supply and demand in the foreign exchange markets, actual or perceived changes in interest rates, and intervention (or the failure to intervene) by U.S. or foreign governments or central banks, or by currency controls or political developments in the United States or abroad. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Investments in higher-yielding, lower-rated securities involve additional risks as these securities include a higher risk of default and loss of principal. The prices of medium and small company stocks can change more frequently and dramatically than those of large company stocks. Please see the fund's prospectus for additional risks.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       3

Discussion of fund performance

An interview with Portfolio Manager Guy Stern, CFA, Standard Life Investments (Corporate Funds) Limited

Guy Stern, CFA
Portfolio Manager
Standard Life Investments

Please tell us about the global capital market and macroeconomic environment during the 12 months ended July 31, 2016.

Concerns about the prospects of global economic growth seemed to dominate market sentiment for much of the period as investors bid up prices for safe-haven assets. Many global government fixed-income markets were up meaningfully as interest rates, which move inversely with bond prices, declined throughout most of the world's major economies. Stimulus measures from the European Central Bank (ECB) and the Bank of Japan continued to drive certain sovereign bond yields in those markets further below zero, prompting double-digit gains for some indexes. The Citigroup World Government Non-U.S. Bond (Unhedged) Index, for example, returned 14.18% for the year.

Even the United States, where the U.S. Federal Reserve raised short-term interest rates in December 2015, the first time in 9 years, saw the yield on its 10-year U.S. Treasury note drop by more than a third, from 2.20% to 1.46%, helping to drive up bond prices as the Barclays U.S. Treasury Index rose 5.77%.

On the whole, riskier assets around the world didn't fare so well. The MSCI World Index, a proxy for global developed-market stocks as a group, was barely positive as gains in U.S. equity markets basically offset losses in many of the world's other regions, including Europe and Japan.

With that in mind, how did the fund perform?

Relative to its history, the fund declined by an uncharacteristic magnitude for the year ended July 31, 2016. More specifically, the fund's Class A shares, excluding sales charges, fell 6.00%, a figure that trailed those of its peers and its benchmarks, the Bank of America Merrill Lynch USD 1-Month LIBID Average Index, which returned 0.23%, and the MSCI World Index, which returned 0.13%.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       4

"Relative to its history, the fund declined by an uncharacteristic magnitude for the year ended July 31, 2016."

Among the fund's underlying strategies, which were the most significant detractors?

Rather than being concentrated in just a few strategies, losses within the fund were more widespread; out of all the fund's underlying positions, there were simply more that posted declines than those that posted gains during the period.

Among the detractors was the fund's short U.S. duration strategy, designed to benefit from rising interest rates. The position declined as U.S. Treasury yields fell for the period as the U.S. Federal Reserve kept the fed funds rate on hold following its initial increase in December 2015. This particular strategy was the most significant detractor from the fund's performance for the period.

Other detractors from the fund's performance included certain directional currency pairs, including the long Mexican peso versus Australian dollar strategy, which we removed from the fund during the middle of the period. We felt that the strategy would continue to struggle to meet our return expectations, with more subdued economic growth prospects in Mexico than we had initially anticipated.

Two equity bank relative value strategies also declined amid low interest rates around the world: European equity banks versus insurers and U.S. equity banks versus consumer staples. We closed the fund's European equity banks versus insurers strategy midway through the period. The U.S. equity banks versus consumer staples strategy seeks to exploit significant earnings growth and valuation dispersion within the U.S. stock market—banks and consumer staples are at opposite

PORTFOLIO COMPOSITION AS OF 7/31/16 (%)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       5

"The fund's short U.S. duration strategy, designed to benefit from rising interest rates, declined as U.S. Treasury yields fell for the period."
ends of this extreme range. With the progression of the business cycle, financials have tended to outperform consumer staples in a broadly rising market, but this theme did not materialize during the period. Instead languishing interest rates continued to bode ill for the banks.

The fund's European equity and Japanese equity strategies also posted losses for the period as each of those markets declined. In our view, a modest economic recovery in the eurozone may enable companies to increase depressed profit margins nearer to long-run average levels. Moreover, we expect to see further monetary policy loosening from the ECB, which would likely prompt a rise in risk appetite and a reappraisal of prospects for European stocks. Our view on Japanese stocks became less constructive, and we closed the fund's Japanese equity strategy prior to the end of the period.

What were the top positive contributors to performance?

Implemented with swap contracts and benefiting from the decline in interest rates, the fund's Australian duration strategy was among the relatively small group of contributors to the fund's performance for the period, only partially offsetting the losses elsewhere. We added the position to the fund during the final calendar quarter of 2015. The structural shift away from mining investment in the Australian economy needed, in our view, to be accompanied by a weaker currency, which in turn pointed to lower interest rates relative to long-run historical averages.

COUNTRY COMPOSITION AS OF 7/31/16 (%)

United States	42.0
France	12.4
United Kingdom	9.4
Germany	7.0
Switzerland	4.9
Netherlands	4.6
Belgium	3.5
Japan	2.8
Canada	1.9
Finland	1.7
Other countries	9.8
TOTAL	100.0
As a percentage of net assets.
The percentages above do not reflect country exposure gained through certain currency derivatives.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       6

Favorable results from the fund's U.S. butterfly strategy, which seeks to benefit from certain changes in the differentials between various points on the U.S. interest-rate term structure, also partially offset some of the overall underperformance, as did the fund's U.S. equity technology versus small-cap relative value strategy.

Would you share some relatively recent examples of strategy changes you made within the fund during the period?

Shortly before the close of the period, we introduced some dedicated property exposure to the fund through a global real estate investment trust position. The strategy's potential benefits include what we view as an attractive and reliable dividend yield relative to the comparatively modest price volatility we expect the allocation to exhibit over a medium-term investment horizon.

We also introduced a long U.S. dollar versus British pound currency pair during the last month of the period, implementing this strategy with forward contracts. We expect the potential upside for the pound to be limited in the medium term given the uncertainty about the negotiations and process of the U.K.'s pending exit from the European Union.

Similarly, in light of recent political changes and weak economic growth, we elected to exit the fund's long European payer swaptions strategy as we came to the conclusion that it would likely struggle to achieve the full upside potential that we had initially anticipated.

Are there any concluding thoughts you'd like to share?

Seeking positive absolute returns is generally not an endeavor that can be undertaken successfully without the assumption of risk. While negative returns are almost always disappointing for the absolute return investor, they're virtually inevitable over the short term. We would remind shareholders that we manage the fund with a more lengthy time horizon in mind. The fund's investment objective is to seek long-term total return. Consequently, we would encourage investors to consider results from the last 12 months in the context of a longer-term strategy.

MANAGED BY

Guy Stern, CFA On the fund since 2008 Investing since 1983

The views expressed in this report are exclusively those of Guy Stern, CFA, Standard Life Investments (Corporate Funds) Limited, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED JULY 31, 2016

Average annual total returns (%) with maximum sales charge			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-10.70	1.63	7.78
Class C2	-7.49	2.07	9.95
Class I3	-5.67	3.12	15.29
Class R2[3,4]	-6.08	2.54	12.30
Class R6[2,4]	-5.55	3.18	15.56
Class NAV[4]	-5.56	3.21	15.75
Index 1†	0.23	0.13	0.59
Index 2†	0.13	12.12	69.70

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5.00% and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R2, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. Had the fee waivers and expense limitations not been in place, gross expenses would apply. The expense ratios are as follows:

	Class A	Class C	Class I	Class R2	Class R6	Class NAV
Gross (%)	1.63	2.33	1.33	1.73	1.23	1.21
Net (%)	1.63	2.33	1.33	1.73	1.21	1.21

Please refer to the most recent prospectus and annual report for more information on expenses and any expense limitation arrangements for each class.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index 1 is the Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index; Index 2 is the MSCI World Index.

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Absolute Return Strategies Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in two separate indexes.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index 1 ($)	Index 2 ($)
Class C2,5	12-19-11	10,995	10,995	10,059	16,970
Class I3	12-19-11	11,529	11,529	10,059	16,970
Class R2[3,4]	12-19-11	11,230	11,230	10,059	16,970
Class R6[2,3]	12-19-11	11,556	11,556	10,059	16,970
Class NAV[3]	12-19-11	11,575	11,575	10,059	16,970

The Bank of America Merrill Lynch U.S. Dollar 1-Month LIBID Average Index tracks the performance of a synthetic asset paying LIBID (London Interbank Bid Rate) to a stated maturity.

The MSCI World Index (gross of foreign withholding taxes on dividends) is a free float-adjusted market-capitalization weighted index that is designed to measure equity market performance of developed markets.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 12-19-11.
2	Class C and Class R6 shares were first offered on 8-1-12 and 3-1-12, respectively. The returns prior to these dates are those of Class A shares that have been recalculated to apply the gross fees and expenses of Class C and Class R6 shares, as applicable.
3	For certain types of investors as described in the fund's prospectuses.
4	Class R2 shares were first offered on 3-1-12. The returns prior to this date are those of Class A shares, which have lower expenses than Class R2. Had the returns reflected Class R2 expenses, returns would be lower.
5	The contingent deferred sales charge is not applicable.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

This example is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$969.80	$8.03	1.64%
Class C	1,000.00	966.80	11.44	2.34%
Class I	1,000.00	970.80	6.52	1.33%
Class R2	1,000.00	968.70	8.81	1.80%
Class R6	1,000.00	971.70	5.93	1.21%
Class NAV	1,000.00	971.70	5.93	1.21%

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at July 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table above. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       10

Hypothetical example for comparison purposes

This table allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on February 1, 2016, with the same investment held until July 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

	Account value on 2-1-2016	Ending value on 7-31-2016	Expenses paid during period ended 7-31-2016[1]	Annualized expense ratio
Class A	$1,000.00	$1,016.70	$8.22	1.64%
Class C	1,000.00	1,013.20	11.71	2.34%
Class I	1,000.00	1,018.20	6.67	1.33%
Class R2	1,000.00	1,015.90	9.02	1.80%
Class R6	1,000.00	1,018.80	6.07	1.21%
Class NAV	1,000.00	1,018.80	6.07	1.21%

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       11

Fund's investments

As of 7-31-16
	Rate (%)	Maturity date	Par value^		Value
Corporate bonds 21.2%					$1,784,610,826
(Cost $1,716,699,752)
Australia 0.4%					31,251,212
APT Pipelines, Ltd.	1.375	03-22-22	EUR	1,100,000	1,259,923
APT Pipelines, Ltd.	2.000	03-22-27	EUR	1,900,000	2,193,360
Australia Pacific Airports Melbourne Pty, Ltd.	1.750	10-15-24	EUR	1,000,000	1,229,359
BHP Billiton Finance USA, Ltd.	5.000	09-30-43		6,310,000	7,517,696
Commonwealth Bank of Australia (S)	4.500	12-09-25		2,096,000	2,219,752
FMG Resources August 2006 Pty, Ltd. (S)	9.750	03-01-22		1,323,000	1,481,760
National Australia Bank, Ltd. (2.000% to 11-12-19, then 5 Year Euro Swap Rate + 1.650%)	2.000	11-12-24	EUR	2,664,000	3,017,431
Origin Energy Finance, Ltd.	3.500	10-04-21	EUR	900,000	1,059,435
Rio Tinto Finance USA, Ltd.	5.200	11-02-40		1,304,000	1,525,889
Santos Finance, Ltd. (8.250% to 9-22-17, then 3 month EURIBOR + 6.851%)	8.250	09-22-70	EUR	3,450,000	3,844,151
Scentre Group Trust 1	1.375	03-22-23	EUR	1,000,000	1,186,740
Scentre Group Trust 1	1.500	07-16-20	EUR	2,000,000	2,359,441
Scentre Group Trust 2	3.250	09-11-23	EUR	1,760,000	2,356,275
Austria 0.0%					2,436,073
UniCredit Bank Austria AG	2.625	01-30-18	EUR	1,900,000	2,195,093
UniCredit Bank Austria AG	2.625	04-25-19	EUR	200,000	240,980
Belgium 0.3%					27,517,349
Anheuser-Busch InBev SA	0.875	03-17-22	EUR	3,100,000	3,579,513
Anheuser-Busch InBev SA	2.000	03-17-28	EUR	7,900,000	9,921,895
Anheuser-Busch InBev SA	2.750	03-17-36	EUR	1,600,000	2,191,146
Anheuser-Busch InBev SA	4.500	03-17-25	EUR	5,400,000	6,433,912
Belfius Bank SA	1.125	05-22-17	EUR	100,000	112,844
Belfius Bank SA	2.250	09-26-18	EUR	2,500,000	2,928,143
KBC Groep NV (1.875% to 3-11-22, then 5 Year Euro Swap Rate + 1.500%)	1.875	03-11-27	EUR	2,100,000	2,349,896
Bermuda 0.0%					1,700,738
Weatherford International, Ltd.	7.750	06-15-21		1,289,000	1,217,703
Weatherford International, Ltd.	8.250	06-15-23		518,000	483,035
Brazil 0.1%					3,853,829
Marfrig Holdings Europe BV (S)	8.000	06-08-23		1,883,000	1,934,218
Vale SA	3.750	01-10-23	EUR	380,000	420,598
Vale SA	4.375	03-24-18	EUR	1,280,000	1,499,013
Canada 0.5%					43,282,594
Air Canada (S)	8.750	04-01-20		1,406,000	1,500,905

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       12

	Rate (%)	Maturity date	Par value^		Value
Canada (continued)
Air Canada 2013-1 Class B Pass Through Trust (S)	5.375	05-15-21		584,946	$593,720
Cascades, Inc. (S)	5.500	07-15-22		1,170,000	1,152,450
Cascades, Inc. (S)	5.750	07-15-23		260,000	256,100
First Quantum Minerals, Ltd. (S)	7.000	02-15-21		1,774,000	1,582,940
First Quantum Minerals, Ltd. (S)	7.250	05-15-22		800,000	706,000
Great-West Lifeco, Inc.	2.500	04-18-23	EUR	3,660,000	4,565,325
Mercer International, Inc.	7.000	12-01-19		420,000	424,200
Mercer International, Inc.	7.750	12-01-22		1,433,000	1,461,660
New Red Finance, Inc. (S)	6.000	04-01-22		2,270,000	2,380,663
NOVA Chemicals Corp. (S)	5.000	05-01-25		1,731,000	1,756,965
Open Text Corp. (S)	5.625	01-15-23		885,000	909,338
Open Text Corp. (S)	5.875	06-01-26		1,178,000	1,224,401
Potash Corp. of Saskatchewan, Inc.	3.000	04-01-25		3,487,000	3,561,106
Rogers Communications, Inc.	5.000	03-15-44		6,802,000	8,090,999
Rogers Communications, Inc.	5.450	10-01-43		2,161,000	2,669,598
Royal Bank of Canada	4.650	01-27-26		2,925,000	3,218,012
Total Capital Canada, Ltd.	1.125	03-18-22	EUR	1,600,000	1,897,516
TransCanada PipeLines, Ltd.	6.100	06-01-40		467,000	593,112
TransCanada PipeLines, Ltd.	7.625	01-15-39		3,250,000	4,737,584
Cayman Islands 0.1%					5,113,223
China Overseas Land International	1.750	07-15-19	EUR	340,000	389,086
IPIC GMTN, Ltd.	2.375	05-30-18	EUR	700,000	813,846
IPIC GMTN, Ltd.	5.875	03-14-21	EUR	2,830,000	3,910,291
Denmark 0.1%					8,119,778
Danske Bank A/S (3.875% to 10-4-18, then 5 Year Euro Swap Rate + 2.625%)	3.875	10-04-23	EUR	800,000	954,644
DONG Energy A/S	4.875	01-12-32	GBP	1,200,000	2,064,942
DONG Energy A/S (4.875% to 7-8-18, then 5 Year Euro Swap Rate + 3.800%)	4.875	07-08-99	EUR	1,350,000	1,600,159
DONG Energy A/S (6.250% to 6-26-23, then 5 Year Euro Swap Rate + 4.750%)	6.250	06-26-99	EUR	936,000	1,189,915
Nykredit Holding AS (2.750% to 11-17-22, then 5 Year Euro Swap Rate + 2.200%)	2.750	11-17-27	EUR	2,050,000	2,310,118
Finland 0.0%					395,089
Fortum OYJ	4.000	05-24-21	EUR	300,000	395,089
France 1.6%					138,406,487
Aeroports de Paris	1.500	07-24-23	EUR	1,400,000	1,714,021
Aeroports de Paris	1.500	04-07-25	EUR	2,000,000	2,463,366
Air Liquide SA	0.750	06-13-24	EUR	3,600,000	4,196,426
Areva SA	3.250	09-04-20	EUR	300,000	287,304
Auchan Holding SA	2.250	04-06-23	EUR	300,000	377,322
Autoroutes du Sud de la France SA	2.950	01-17-24	EUR	200,000	268,481
Autoroutes du Sud de la France SA	7.375	03-20-19	EUR	750,000	1,003,752

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       13

	Rate (%)	Maturity date	Par value^		Value
France (continued)
Banque Federative du Credit Mutuel SA	0.250	06-14-19	EUR	1,600,000	$1,803,075
Banque Federative du Credit Mutuel SA	3.000	11-28-23	EUR	1,400,000	1,861,090
BNP Paribas SA	0.750	11-11-22	EUR	1,100,000	1,261,830
BNP Paribas SA	1.625	02-23-26	EUR	1,200,000	1,466,160
BNP Paribas SA	2.250	01-13-21	EUR	1,300,000	1,590,292
BNP Paribas SA	2.500	08-23-19	EUR	700,000	842,042
BNP Paribas SA (2.875% to 3-20-21, then 5 Year Euro Swap Rate + 1.650%)	2.875	03-20-26	EUR	800,000	940,273
BNP Paribas SA (7.781% to 7-2-18, then 3 month EURIBOR + 3.750%) (Q)	7.781	07-02-18	EUR	400,000	500,918
BPCE SA	0.625	04-20-20	EUR	2,200,000	2,511,106
BPCE SA	2.000	04-24-18	EUR	800,000	925,654
BPCE SA	5.150	07-21-24		1,900,000	2,008,851
Carrefour SA	0.750	04-26-24	EUR	2,100,000	2,364,023
Carrefour SA	1.250	06-03-25	EUR	780,000	924,736
Casino Guichard Perrachon SA	3.311	01-25-23	EUR	1,000,000	1,249,386
Casino Guichard Perrachon SA	4.726	05-26-21	EUR	1,500,000	1,998,903
Cie Financiere et Industrielle des Autoroutes SA	5.000	05-24-21	EUR	300,000	416,586
Credit Agricole SA	1.250	04-14-26	EUR	1,900,000	2,243,215
Credit Agricole SA (6.500% to 6-23-21, then 5 Year U.S. Swap Rate + 5.120%) (Q)	6.500	06-23-21	EUR	1,000,000	1,109,620
Credit Logement SA (P) (Q)	0.888	09-16-16	EUR	1,750,000	1,466,846
Dexia Credit Local SA (P)	0.357	07-10-17	EUR	600,000	651,216
Electricite de France SA (S)	3.625	10-13-25		3,254,000	3,398,930
Electricite de France SA	4.625	04-26-30	EUR	1,250,000	2,022,293
Electricite de France SA	5.625	02-21-33	EUR	990,000	1,835,615
Electricite de France SA	6.125	06-02-34	GBP	1,100,000	2,047,654
Electricite de France SA (4.125% to 1-22-22, then 8 Year Euro Swap Rate + 2.441%) (Q)	4.125	01-22-22	EUR	1,800,000	1,917,766
Electricite de France SA (4.250% to 1-29-20, then 7 Year Euro Swap Rate + 3.021%) (P) (Q)	4.250	01-29-20	EUR	400,000	444,373
Electricite de France SA (5.000% to 1-22-26, then 12 Year Euro Swap Rate + 3.043%) (Q)	5.000	01-22-22	EUR	1,800,000	1,902,734
Engie SA (3.875% to 6-2-24, then 10 Year Euro Swap Rate + 2.895%) (Q)	3.875	06-02-24	EUR	1,000,000	1,235,272
Eutelsat SA	5.000	01-14-19	EUR	100,000	125,070
Holding d'Infrastructures de Transport SAS	2.250	03-24-25	EUR	1,200,000	1,536,537
Infra Park SAS	1.250	10-16-20	EUR	1,700,000	1,990,158
Infra Park SAS	2.125	04-16-25	EUR	600,000	755,758
Ingenico Group SA	2.500	05-20-21	EUR	300,000	357,285
Klepierre	1.000	04-17-23	EUR	1,600,000	1,870,146
Lagardere SCA	4.125	10-31-17	EUR	1,200,000	1,401,787
Legrand SA	4.375	03-21-18	EUR	600,000	717,366
Mercialys SA	1.787	03-31-23	EUR	800,000	944,817
Numericable-SFR SAS	5.375	05-15-22	EUR	200,000	230,321

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       14

	Rate (%)	Maturity date	Par value^		Value
France (continued)
Numericable-SFR SAS (S)	6.000	05-15-22		2,116,000	$2,068,390
Numericable-SFR SAS (S)	6.250	05-15-24		1,175,000	1,130,938
Orange SA	3.875	01-14-21	EUR	1,500,000	1,970,884
Orange SA	8.125	01-28-33	EUR	1,300,000	2,956,141
Orange SA	9.000	03-01-31		5,933,000	9,421,159
Orange SA (5.000% to 10-1-26, then 5 Year Euro Swap Rate + 3.990%) (Q)	5.000	10-01-26	EUR	2,650,000	3,231,098
Pernod Ricard SA	5.000	03-15-17	EUR	1,100,000	1,266,602
RCI Banque SA	4.250	04-27-17	EUR	780,000	898,621
Renault SA	4.625	09-18-17	EUR	600,000	705,013
RTE Reseau de Transport d'Electricite SA	1.000	10-19-26	EUR	3,100,000	3,682,465
RTE Reseau de Transport d'Electricite SA	1.625	11-27-25	EUR	2,700,000	3,387,710
RTE Reseau de Transport d'Electricite SA	2.000	04-18-36	EUR	200,000	267,121
SANEF SA	1.875	03-16-26	EUR	1,300,000	1,639,185
Sanofi	2.500	11-14-23	EUR	1,000,000	1,305,683
SGD Group SAS	5.625	05-15-19	EUR	580,000	664,922
Societe Des Autoroutes Paris-Rhin-Rhone	1.125	01-15-21	EUR	1,800,000	2,097,813
Societe Des Autoroutes Paris-Rhin-Rhone	1.125	01-09-26	EUR	4,900,000	5,770,901
Societe Des Autoroutes Paris-Rhin-Rhone	1.500	01-15-24	EUR	300,000	363,779
Societe Des Autoroutes Paris-Rhin-Rhone	1.875	01-15-25	EUR	2,100,000	2,614,269
Societe Des Autoroutes Paris-Rhin-Rhone	4.875	01-21-19	EUR	400,000	501,054
Societe Fonciere Lyonnaise SA	1.875	11-26-21	EUR	900,000	1,083,185
Societe Generale SA	0.750	05-26-23	EUR	2,600,000	2,974,828
Societe Generale SA (2.500% to 9-16-21, then 5 Year Euro Swap Rate + 1.830%)	2.500	09-16-26	EUR	2,100,000	2,437,237
Societe Generale SA (6.750% to 4-7-21, then 5 Year Euro Swap Rate + 5.538%) (Q)	6.750	04-07-21	EUR	560,000	615,127
Societe Generale SA (8.250% to 11-29-18, then 5 Year U.S. Swap Rate + 6.394%) (Q)	8.250	11-29-18		1,150,000	1,170,125
Societe Generale SA (9.375% to 9-4-19, then 3 month EURIBOR + 8.901%) (Q)	9.375	09-04-19	EUR	800,000	1,081,997
SPCM SA	2.875	06-15-23	EUR	1,200,000	1,338,191
SPCM SA (S)	6.000	01-15-22		1,050,000	1,092,000
Suez	1.250	05-19-28	EUR	1,000,000	1,195,375
Suez	1.750	09-10-25	EUR	1,200,000	1,511,336
Total Capital International SA	0.250	07-12-23	EUR	1,200,000	1,352,814
Total Capital International SA	0.750	07-12-28	EUR	2,700,000	3,062,499
Total SA (2.250% to 2-26-21, then 5 Year Euro Swap Rate + 1.861%) (Q)	2.250	02-26-21	EUR	2,000,000	2,182,011
Transport et Infrastructures Gaz France SA	2.200	08-05-25	EUR	2,700,000	3,416,981
Transport et Infrastructures Gaz France SA	4.339	07-07-21	EUR	1,200,000	1,610,185
Unibail-Rodamco SE	1.375	03-09-26	EUR	2,600,000	3,158,472
Germany 0.6%					53,738,364
Aareal Bank AG (4.250% to 3-18-21, then 5 Year Euro Swap Rate + 2.900%)	4.250	03-18-26	EUR	1,850,000	2,149,601

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       15

	Rate (%)	Maturity date	Par value^		Value
Germany (continued)
Aareal Bank AG (7.625% to 4-30-20, then 1 Year Euro Swap Rate + 7.180%) (Q)	7.625	04-30-20	EUR	600,000	$644,190
Allianz SE (P)	5.625	10-17-42	EUR	600,000	799,439
Allianz SE (2.241% to 7-7-25, then 3 month EURIBOR + 2.650%)	2.241	07-07-45	EUR	1,200,000	1,314,156
Allianz SE (3.375% to 9-18-24, then 10 Year EURIBOR Swap Rate + 3.200%) (Q)	3.375	09-18-24	EUR	1,600,000	1,834,205
Allianz SE (4.750% to 10-24-23, then 3 month EURIBOR + 3.600%) (Q)	4.750	10-24-23	EUR	200,000	249,493
Allianz SE (4.750% to 10-24-23, then 3 month EURIBOR + 3.600%) (Q)	4.750	10-24-23	EUR	2,600,000	3,243,406
Commerzbank AG	4.000	03-23-26	EUR	1,300,000	1,515,263
Commerzbank AG	7.750	03-16-21	EUR	2,600,000	3,528,887
Daimler AG	1.400	01-12-24	EUR	3,200,000	3,892,852
Deutsche Post AG	1.250	04-01-26	EUR	1,700,000	2,038,339
Fresenius Finance BV	3.000	02-01-21	EUR	1,000,000	1,227,579
HSH Nordbank AG (P)	0.582	02-14-17	EUR	875,000	930,321
HT1 Funding GmbH (6.352% to 6-30-17, then 12 month EURIBOR + 2.000%) (Q)	6.352	06-30-17	EUR	650,000	728,884
Muenchener Rueckversicherungs-Gesellschaft AG (6.250% to 5-26-22, then 3 month EURIBOR + 4.950%)	6.250	05-26-42	EUR	600,000	821,798
RWE Finance BV	6.500	08-10-21	EUR	320,000	469,367
Schaeffler Finance BV	4.250	05-15-18	EUR	520,000	588,630
Unitymedia Hessen GmbH & Company KG	4.000	01-15-25	EUR	1,650,000	1,919,409
Unitymedia Hessen GmbH & Company KG	5.750	01-15-23	EUR	81,000	96,957
Volkswagen International Finance NV	0.875	01-16-23	EUR	1,700,000	1,951,390
Volkswagen International Finance NV	3.250	01-21-19	EUR	700,000	845,956
Volkswagen International Finance NV (3.500% to 3-20-30, then 15 Year Euro Swap Rate + 3.060%) (Q)	3.500	03-20-30	EUR	3,002,000	3,086,141
Volkswagen International Finance NV (3.750% to 3-24-21, then 7 Year Euro Swap Rate + 2.534%) (Q)	3.750	03-24-21	EUR	2,150,000	2,469,814
Volkswagen International Finance NV (3.875% to 9-4-18, then 5 Year Euro Swap Rate + 2.700%) (Q)	3.875	09-04-18	EUR	190,000	219,649
Volkswagen International Finance NV (4.625% to 3-24-26, then 12 Year Euro Swap Rate + 2.967%) (Q)	4.625	03-24-26	EUR	750,000	869,948
Volkswagen Leasing GmbH	2.625	01-15-24	EUR	1,864,000	2,352,762
Volkswagen Leasing GmbH	3.250	05-10-18	EUR	1,200,000	1,417,422
Vonovia Finance BV	2.250	12-15-23	EUR	2,600,000	3,281,758
Vonovia Finance BV	3.125	07-25-19	EUR	1,200,000	1,464,585
Vonovia Finance BV	3.625	10-08-21	EUR	1,400,000	1,840,561
Vonovia Finance BV (4.000% to 12-17-21, then 5 Year Euro Swap Rate + 3.390%) (Q)	4.000	12-17-21	EUR	3,500,000	4,089,105

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       16

	Rate (%)	Maturity date	Par value^		Value
Germany (continued)
Vonovia Finance BV (4.625% to 4-8-19, then 5 Year Euro Swap Rate + 3.696%)	4.625	04-08-74	EUR	1,000,000	$1,184,482
WEPA Hygieneprodukte GmbH	3.750	05-15-24	EUR	575,000	672,015
Guernsey, Channel Islands 0.0%					2,610,140
Credit Suisse Group Guernsey I, Ltd. (7.875% to 8-24-16, then 5 Year U.S. Swap Rate + 5.220%)	7.875	02-24-41		2,600,000	2,610,140
Hong Kong 0.1%					4,871,282
Hutchison Whampoa Finance 14, Ltd.	1.375	10-31-21	EUR	4,200,000	4,871,282
India 0.0%					1,087,957
Samvardhana Motherson Automotive Systems Group BV	4.125	07-15-21	EUR	950,000	1,087,957
Ireland 0.7%					60,285,242
Actavis Funding SCS	4.750	03-15-45		4,522,000	5,013,736
AerCap Ireland Capital, Ltd.	4.250	07-01-20		1,440,000	1,513,800
AerCap Ireland Capital, Ltd.	5.000	10-01-21		4,248,000	4,632,444
Aquarius & Investments PLC (4.250% to 10-2-23, then 3 month EURIBOR + 3.450%)	4.250	10-02-43	EUR	137,000	171,397
Aquarius & Investments PLC (6.375% to 9-1-19, then 5 Year U.S. Swap Rate + 5.210%)	6.375	09-01-24		760,000	807,343
Ardagh Packaging Finance PLC	4.250	01-15-22	EUR	900,000	1,038,332
Ardagh Packaging Finance PLC (S)	4.625	05-15-23		200,000	201,250
Ardagh Packaging Finance PLC (S)	7.000	11-15-20		70,588	70,941
Ardagh Packaging Finance PLC (S)	7.250	05-15-24		208,000	219,440
Bank of Ireland	2.000	05-08-17	EUR	3,100,000	3,513,916
Bank of Ireland	3.250	01-15-19	EUR	100,000	119,356
Bank of Ireland (7.375% to 6-18-20, then 5 Year Euro Swap Rate + 6.956%) (Q)	7.375	06-18-20	EUR	875,000	948,907
Cloverie PLC	1.750	09-16-24	EUR	800,000	973,714
ESB Finance, Ltd.	1.875	06-14-31	EUR	1,200,000	1,500,521
ESB Finance, Ltd.	2.125	06-08-27	EUR	3,100,000	3,999,085
ESB Finance, Ltd.	3.494	01-12-24	EUR	2,872,000	3,940,460
ESB Finance, Ltd.	6.250	09-11-17	EUR	464,000	554,729
FCA Capital Ireland PLC	2.000	10-23-19	EUR	2,300,000	2,694,825
FCA Capital Ireland PLC	2.625	04-17-19	EUR	800,000	947,145
FCA Capital Ireland PLC	2.875	01-26-18	EUR	500,000	580,810
FCA Capital Ireland PLC	4.000	10-17-18	EUR	850,000	1,027,518
Fly Leasing, Ltd.	6.375	10-15-21		558,000	556,605
GE Capital European Funding	0.800	01-21-22	EUR	4,573,000	5,303,182
GE Capital European Funding	2.625	03-15-23	EUR	600,000	774,746
GE Capital European Funding	4.625	02-22-27	EUR	800,000	1,265,139
GE Capital International Funding Company	4.418	11-15-35		13,998,000	16,110,844
Smurfit Kappa Acquisitions	4.125	01-30-20	EUR	615,000	755,839

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       17

	Rate (%)	Maturity date	Par value^		Value
Ireland (continued)
Willow No 2 Ireland PLC for Zurich Insurance Company, Ltd.	3.375	06-27-22	EUR	800,000	$1,049,218
Israel 0.1%					3,778,983
Teva Pharmaceutical Finance IV BV	2.875	04-15-19	EUR	1,900,000	2,279,560
Teva Pharmaceutical Finance Netherlands II BV	1.250	03-31-23	EUR	1,300,000	1,499,423
Italy 0.3%					28,105,342
2i Rete Gas SpA	1.125	01-02-20	EUR	2,700,000	3,136,305
Assicurazioni Generali SpA	5.125	09-16-24	EUR	800,000	1,198,580
Assicurazioni Generali SpA (7.750% to 12-12-22, then 3 month EURIBOR + 7.113%)	7.750	12-12-42	EUR	2,600,000	3,445,586
Edison SpA	3.875	11-10-17	EUR	1,120,000	1,312,830
Eni SpA	4.000	06-29-20	EUR	100,000	128,770
Eni SpA (S)	5.700	10-01-40		400,000	436,363
Intesa Sanpaolo SpA	1.125	03-04-22	EUR	1,000,000	1,131,348
Intesa Sanpaolo SpA	2.000	06-18-21	EUR	1,800,000	2,127,954
Intesa Sanpaolo SpA	3.000	01-28-19	EUR	1,900,000	2,255,166
Intesa Sanpaolo SpA	4.000	11-09-17	EUR	100,000	117,066
Intesa Sanpaolo SpA	4.125	09-19-16	EUR	200,000	224,767
Intesa Sanpaolo SpA	4.375	10-15-19	EUR	1,800,000	2,252,404
Intesa Sanpaolo SpA	5.000	02-28-17	EUR	2,300,000	2,642,800
Intesa Sanpaolo SpA	6.625	09-13-23	EUR	1,100,000	1,474,534
Intesa Sanpaolo SpA (7.700% to 9-17-25, then 5 Year U.S. Swap Rate + 5.462%) (Q) (S)	7.700	09-17-25		450,000	408,375
UniCredit SpA (P)	4.375	01-03-27	EUR	1,400,000	1,547,180
UniCredit SpA	5.650	07-24-18	EUR	1,700,000	2,072,668
UniCredit SpA	5.650	08-24-18	EUR	1,200,000	1,464,127
Wind Acquisition Finance SA	4.000	07-15-20	EUR	650,000	728,519
Jamaica 0.0%					198,378
Digicel, Ltd. (S)	6.750	03-01-23		214,000	198,378
Japan 0.1%					3,707,528
Sumitomo Mitsui Banking Corp.	1.000	01-19-22	EUR	3,200,000	3,707,528
Jersey, Channel Islands 0.2%					13,711,987
AA Bond Company, Ltd.	4.720	07-02-43	GBP	2,050,000	2,850,661
CPUK Finance, Ltd.	7.000	08-28-20	GBP	950,000	1,328,630
UBS Group Funding Jersey, Ltd.	1.750	11-16-22	EUR	4,400,000	5,206,674
UBS Group Funding Jersey, Ltd. (S)	4.125	04-15-26		4,090,000	4,326,022
Luxembourg 0.2%					16,423,955
Altice Financing SA	5.250	02-15-23	EUR	450,000	516,701
Altice Luxembourg SA	7.250	05-15-22	EUR	320,000	361,789
Altice Luxembourg SA (S)	7.750	05-15-22		363,000	368,227
Ardagh Finance Holdings SA, PIK	8.375	06-15-19	EUR	189,962	220,336

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       18

	Rate (%)	Maturity date	Par value^		Value
Luxembourg (continued)
Bilbao Luxembourg SA, PIK	10.500	12-01-18	EUR	254,457	$278,842
Cabot Financial Luxembourg SA	6.500	04-01-21	GBP	100,000	123,911
Cabot Financial Luxembourg SA	8.375	08-01-20	GBP	250,000	333,496
Fage International SA (S)	5.625	08-15-26		230,000	234,888
Garfunkelux Holdco 3 SA	7.500	08-01-22	EUR	300,000	339,198
Garfunkelux Holdco 3 SA	8.500	11-01-22	GBP	425,000	558,115
GELF Bond Issuer I SA	1.750	11-22-21	EUR	3,350,000	3,959,199
Glencore Finance Europe SA	1.250	03-17-21	EUR	500,000	547,123
Glencore Finance Europe SA	3.375	09-30-20	EUR	2,100,000	2,506,092
Glencore Finance Europe SA	5.250	03-22-17	EUR	1,200,000	1,383,097
INEOS Group Holdings SA	5.750	02-15-19	EUR	550,000	631,812
INEOS Group Holdings SA (S)	5.875	02-15-19		520,000	534,300
INEOS Group Holdings SA (S)	6.125	08-15-18		545,000	554,483
Prologis International Funding II SA	2.750	10-23-18	EUR	300,000	355,554
Prologis International Funding II SA	2.875	04-04-22	EUR	2,075,000	2,616,792
Mexico 0.2%					18,493,399
America Movil SAB de CV	3.000	07-12-21	EUR	2,260,000	2,828,635
America Movil SAB de CV	4.125	10-25-19	EUR	400,000	502,533
America Movil SAB de CV	4.750	06-28-22	EUR	800,000	1,104,493
America Movil SAB de CV (5.125% to 9-6-18, then 5 Year Euro Swap Rate + 3.850%)	5.125	09-06-73	EUR	1,200,000	1,432,165
America Movil SAB de CV (6.375% to 9-6-23, then 5 Year Euro Swap Rate + 4.550%)	6.375	09-06-73	EUR	900,000	1,176,052
Cemex SAB de CV (S)	7.250	01-15-21		375,000	407,775
Cemex SAB de CV (S)	7.750	04-16-26		421,000	467,310
Grupo Televisa SAB	5.000	05-13-45		1,650,000	1,672,961
Mexichem SAB de CV (S)	5.875	09-17-44		3,742,000	3,689,425
Petroleos Mexicanos	3.125	11-27-20	EUR	2,600,000	3,052,437
Petroleos Mexicanos	3.750	03-15-19	EUR	300,000	352,935
Petroleos Mexicanos	5.500	01-09-17	EUR	630,000	718,598
Petroleos Mexicanos	6.375	08-05-16	EUR	973,000	1,088,080
Netherlands 1.2%					103,276,949
ABN AMRO Bank NV (2.875% to 1-18-23, then 5 Year Euro Swap Rate + 2.450%)	2.875	01-18-28	EUR	2,100,000	2,463,094
Achmea BV	2.500	11-19-20	EUR	1,940,000	2,385,390
Alliander NV (3.250% to 11-27-18, then 5 Year Euro Swap Rate + 2.295%) (Q)	3.250	11-27-18	EUR	1,200,000	1,418,212
Allianz Finance II BV	3.000	03-13-28	EUR	700,000	1,000,361
BAT Netherlands Finance BV	3.125	03-06-29	EUR	1,210,000	1,698,507
Bharti Airtel International Netherlands BV	4.000	12-10-18	EUR	3,305,000	3,982,513
BMW Finance NV	0.750	04-15-24	EUR	2,425,000	2,821,502
BMW Finance NV	2.625	01-17-24	EUR	800,000	1,054,433
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	3.375	05-21-25		2,113,000	2,248,870

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       19

	Rate (%)	Maturity date	Par value^		Value
Netherlands (continued)
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA	4.375	08-04-25		5,388,000	$5,686,899
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA (2.500% to 5-26-21, then 5 Year Euro Swap Rate + 1.400%)	2.500	05-26-26	EUR	5,430,000	6,296,602
Demeter Investments BV for Zurich Insurance Company, Ltd. (P)	3.500	10-01-46	EUR	2,000,000	2,346,667
Deutsche Telekom International Finance BV	1.500	04-03-28	EUR	2,350,000	2,847,878
Deutsche Telekom International Finance BV (S)	4.875	03-06-42		1,304,000	1,543,759
Deutsche Telekom International Finance BV	8.750	06-15-30		1,445,000	2,265,744
E.ON International Finance BV	6.750	01-27-39	GBP	750,000	1,578,086
EDP Finance BV	2.625	01-18-22	EUR	1,100,000	1,336,302
EDP Finance BV	4.125	01-20-21	EUR	1,500,000	1,917,936
Enel Finance International NV	1.375	06-01-26	EUR	1,256,000	1,512,274
Enel Finance International NV	1.966	01-27-25	EUR	2,398,000	3,032,858
Enel Finance International SA (S)	6.800	09-15-37		3,733,000	4,884,261
General Motors Financial International BV	0.850	02-23-18	EUR	2,200,000	2,486,058
General Motors Financial International BV	1.875	10-15-19	EUR	1,100,000	1,286,970
ING Bank NV (3.500% to 11-21-18, then 5 Year Euro Swap Rate + 2.450%)	3.500	11-21-23	EUR	1,085,000	1,280,435
InterXion Holding NV	6.000	07-15-20	EUR	1,000,000	1,180,256
JAB Holdings BV	1.500	11-24-21	EUR	1,600,000	1,880,970
JAB Holdings BV	1.625	04-30-25	EUR	1,300,000	1,518,693
JAB Holdings BV	2.125	09-16-22	EUR	1,900,000	2,311,666
Koninklijke KPN NV	7.500	02-04-19	EUR	878,000	1,165,600
LeasePlan Corp. NV	2.375	04-23-19	EUR	930,000	1,099,032
LGE HoldCo VI BV	7.125	05-15-24	EUR	560,000	706,023
Mylan NV (S)	5.250	06-15-46		2,771,000	3,125,275
NN Group NV	1.000	03-18-22	EUR	110,000	128,026
NN Group NV (4.500% to 1-15-26, then 3 month EURIBOR + 4.000%) (Q)	4.500	01-15-26	EUR	820,000	928,971
NXP BV (S)	4.625	06-01-23		1,474,000	1,526,519
Roche Finance Europe BV	0.875	02-25-25	EUR	1,900,000	2,244,337
Schaeffler Holding Finance BV, PIK	6.875	08-15-18	EUR	525,000	601,627
Shell International Finance BV	1.625	01-20-27	EUR	800,000	995,511
Shell International Finance BV	4.125	05-11-35		10,453,000	11,314,369
Siemens Financieringsmaatschappij NV (S)	3.250	05-27-25		2,234,000	2,436,188
Siemens Financieringsmaatschappij NV (S)	6.125	08-17-26		1,240,000	1,665,950
Swiss Reinsurance Company (2.600% to 9-1-25, then 6 month EURIBOR + 3.050%) (Q)	2.600	09-01-25	EUR	1,700,000	1,817,893
Teva Pharmaceutical Finance Netherlands II BV	1.125	10-15-24	EUR	4,550,000	5,176,368
Teva Pharmaceutical Finance Netherlands III BV	4.100	10-01-46		1,783,000	1,840,222
Vonovia Finance BV	1.625	12-15-20	EUR	200,000	237,842

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       20

	Rate (%)	Maturity date	Par value^		Value
Norway 0.1%					$8,591,952
DNB Bank ASA	4.375	02-24-21	EUR	910,000	1,213,565
DNB Bank ASA (3.000% to 9-26-18, then 5 Year Euro Swap Rate + 1.770%)	3.000	09-26-23	EUR	840,000	977,974
Lock AS	7.000	08-15-21	EUR	250,000	293,186
Lock Lower Holding AS	9.500	08-15-22	EUR	150,000	171,229
Silk Bidco AS	7.500	02-01-22	EUR	650,000	764,845
Statkraft AS	1.500	09-21-23	EUR	1,500,000	1,816,388
Statkraft AS	2.500	11-28-22	EUR	1,604,000	2,050,884
Statkraft AS	6.625	04-02-19	EUR	990,000	1,303,881
Spain 0.3%					26,918,830
Banco Bilbao Vizcaya Argentaria SA (6.750% to 2-18-20, then 5 Year Euro Swap Rate + 6.604%) (Q)	6.750	02-18-20	EUR	800,000	812,790
BBVA Subordinated Capital SAU (3.500% to 4-11-19, then 5 Year Euro Swap Rate + 2.550%)	3.500	04-11-24	EUR	1,300,000	1,504,404
Ferrovial Emisiones SA	3.375	01-30-18	EUR	1,200,000	1,408,889
Gas Natural Capital Markets SA	6.000	01-27-20	EUR	1,600,000	2,163,022
Gas Natural Fenosa Finance BV	3.875	04-11-22	EUR	800,000	1,078,439
Gas Natural Fenosa Finance BV (4.125% to 11-18-22, then 8 Year Euro Swap Rate + 3.353%) (Q)	4.125	11-18-22	EUR	1,100,000	1,251,733
Iberdrola International BV	3.000	01-31-22	EUR	500,000	647,562
Inmobiliaria Colonial SA	1.863	06-05-19	EUR	1,800,000	2,107,484
Inmobiliaria Colonial SA	2.728	06-05-23	EUR	1,200,000	1,489,955
Santander Consumer Finance SA	0.750	04-03-19	EUR	1,200,000	1,352,201
Telefonica Emisiones SAU	3.661	09-18-17	EUR	850,000	989,241
Telefonica Emisiones SAU	4.710	01-20-20	EUR	900,000	1,168,641
Telefonica Emisiones SAU	5.811	09-05-17	EUR	700,000	832,089
Telefonica Europe BV	5.875	02-14-33	EUR	230,000	428,034
Telefonica Europe BV	8.250	09-15-30		5,577,000	8,204,051
Telefonica Europe BV (4.200% to 12-4-19, then 5 Year Euro Swap Rate + 3.806%) (Q)	4.200	12-04-19	EUR	1,300,000	1,480,295
Sweden 0.1%					8,532,526
Akelius Residential Property AB	3.375	09-23-20	EUR	1,250,000	1,463,327
Investor AB	3.250	09-17-18	EUR	550,000	658,028
Svenska Handelsbanken AB	1.125	12-14-22	EUR	2,650,000	3,127,433
Svenska Handelsbanken AB	4.375	10-20-21	EUR	870,000	1,191,162
Svenska Handelsbanken AB (2.656% to 1-15-19, then 5 Year Euro Swap Rate + 1.430%)	2.656	01-15-24	EUR	1,300,000	1,519,418
Vattenfall AB (3.000% to 3-19-27, then 5 Year Euro Swap Rate + 2.511%)	3.000	03-19-77	EUR	583,000	573,158

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       21

	Rate (%)	Maturity date	Par value^		Value
Switzerland 0.2%					$17,820,331
Credit Suisse AG	0.375	04-11-19	EUR	1,600,000	1,799,873
Credit Suisse AG	0.500	03-29-18	EUR	2,050,000	2,308,275
Credit Suisse AG	0.625	11-20-18	EUR	1,700,000	1,922,569
Credit Suisse AG	1.125	09-15-20	EUR	2,200,000	2,544,729
Swisscom AG	2.000	09-30-20	EUR	900,000	1,089,925
UBS AG	0.500	05-15-18	EUR	2,000,000	2,255,426
UBS AG (4.750% to 2-12-21, then 5 Year Euro Swap Rate + 3.400%)	4.750	02-12-26	EUR	4,150,000	4,976,061
UBS Group AG (5.750% to 2-19-22, then 5 Year Euro Swap Rate + 5.287%) (Q)	5.750	02-19-22	EUR	800,000	923,473
United Kingdom 1.7%					142,609,914
Anglo American Capital PLC	2.750	06-07-19	EUR	1,700,000	1,931,245
Arqiva Broadcast Finance PLC	9.500	03-31-20	GBP	570,000	814,725
Aspire Defence Finance PLC	4.674	03-31-40	GBP	958,716	1,590,665
Aviva PLC (3.375% to 12-4-25, then 3 month EURIBOR + 3.550%)	3.375	12-04-45	EUR	1,900,000	2,043,611
Aviva PLC (3.875% to 7-3-24, then 5 Year Euro Swap Rate + 3.480%)	3.875	07-03-44	EUR	600,000	671,754
Aviva PLC (6.125% to 7-5-23, then 5 Year Euro Swap Rate + 5.130%)	6.125	07-05-43	EUR	1,310,000	1,661,973
Babcock International Group PLC	1.750	10-06-22	EUR	1,224,000	1,427,609
Barclays Bank PLC	6.000	01-14-21	EUR	300,000	391,370
Barclays Bank PLC	6.625	03-30-22	EUR	1,600,000	2,184,617
Barclays Bank PLC	7.625	11-21-22		930,000	1,039,554
Barclays Bank PLC	10.000	05-21-21	GBP	210,000	362,211
Barclays PLC	3.650	03-16-25		4,884,000	4,815,463
Barclays PLC (2.625% to 11-11-20, then 5 Year Euro Swap Rate + 2.450%)	2.625	11-11-25	EUR	1,200,000	1,301,676
Barclays PLC (7.875% to 9-15-22, the 5 Year British Pound Swap Rate + 6.099%)	7.875	12-29-49	GBP	400,000	509,077
BIBBY Offshore Services PLC	7.500	06-15-21	GBP	225,000	199,786
BP Capital Markets PLC	1.109	02-16-23	EUR	1,750,000	2,043,637
BP Capital Markets PLC	1.573	02-16-27	EUR	1,050,000	1,257,934
BP Capital Markets PLC	1.953	03-03-25	EUR	200,000	247,870
BP Capital Markets PLC	2.213	09-25-26	EUR	725,000	921,648
Brambles Finance PLC	4.625	04-20-18	EUR	830,000	999,731
British Telecommunications PLC	0.625	03-10-21	EUR	1,400,000	1,593,973
British Telecommunications PLC	9.625	12-15-30		4,114,000	6,534,073
Centrica PLC (3.000% to 4-10-21, then 5 Year Euro Swap Rate + 2.687%)	3.000	04-10-76	EUR	2,000,000	2,169,575
Co-Operative Bank PLC	5.125	09-20-17	GBP	560,000	681,866
Coventry Building Society	2.250	12-04-17	EUR	1,680,000	1,927,401
Coventry Building Society	2.500	11-18-20	EUR	2,600,000	3,084,142
Eversholt Funding PLC	6.359	12-02-25	GBP	600,000	1,065,412
Experian Finance PLC	4.750	02-04-20	EUR	1,540,000	1,995,800

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       22

	Rate (%)	Maturity date	Par value^		Value
United Kingdom (continued)
FCE Bank PLC	1.114	05-13-20	EUR	200,000	$230,195
FCE Bank PLC	1.528	11-09-20	EUR	700,000	818,275
FCE Bank PLC	1.875	04-18-19	EUR	2,700,000	3,168,601
FCE Bank PLC	1.875	06-24-21	EUR	3,350,000	3,986,052
FCE Bank PLC	2.875	10-03-17	EUR	470,000	543,175
Fiat Chrysler Automobiles NV	5.250	04-15-23		370,000	373,700
Fiat Chrysler Finance Europe	4.750	07-15-22	EUR	350,000	428,011
Fiat Chrysler Finance Europe	6.750	10-14-19	EUR	600,000	769,105
Fiat Chrysler Finance Europe	7.000	03-23-17	EUR	1,400,000	1,626,786
Firstgroup PLC	8.125	09-19-18	GBP	270,000	404,170
G4S International Finance PLC	2.625	12-06-18	EUR	600,000	703,426
G4S International Finance PLC	2.875	05-02-17	EUR	881,000	1,003,230
Grainger PLC	5.000	12-16-20	GBP	525,000	716,016
Hammerson PLC	2.750	09-26-19	EUR	610,000	728,927
HBOS Capital Funding LP (6.461% to 11-30-18, then 5 Year U.K. Treasury + 2.850%) (Q)	6.461	11-30-18	GBP	310,000	436,465
Heathrow Finance PLC	7.125	03-01-17	GBP	1,480,000	2,022,366
Heathrow Funding, Ltd.	1.500	02-11-32	EUR	1,500,000	1,699,470
Heathrow Funding, Ltd.	1.875	05-23-22	EUR	1,100,000	1,326,609
Heathrow Funding, Ltd.	4.375	01-25-17	EUR	560,000	638,862
Heathrow Funding, Ltd.	4.600	02-15-18	EUR	1,260,000	1,507,198
Heathrow Funding, Ltd.	6.450	12-10-31	GBP	1,100,000	2,251,823
HSBC Holdings PLC	1.500	03-15-22	EUR	2,800,000	3,252,702
HSBC Holdings PLC (3.375% to 1-10-19, then 5 Year Euro Swap Rate + 1.950%)	3.375	01-10-24	EUR	680,000	795,160
HSBC Holdings PLC (6.875% to 6-1-21, then 5 Year U.S. ISDAFIX + 5.514%) (Q)	6.875	06-01-21		1,970,000	2,029,100
Imperial Brands Finance PLC	2.250	02-26-21	EUR	700,000	844,603
Imperial Brands Finance PLC	3.375	02-26-26	EUR	1,200,000	1,618,938
Imperial Brands Finance PLC	5.000	12-02-19	EUR	3,020,000	3,914,210
Jaguar Land Rover Automotive PLC	3.875	03-01-23	GBP	1,810,000	2,407,425
Jaguar Land Rover Automotive PLC	5.000	02-15-22	GBP	625,000	876,462
Jaguar Land Rover Automotive PLC (S)	5.625	02-01-23		150,000	158,063
Leeds Building Society	1.375	05-05-22	EUR	1,500,000	1,645,910
Leeds Building Society	2.625	04-01-21	EUR	2,120,000	2,478,069
Lloyds Bank PLC	3.500	05-14-25		2,170,000	2,299,562
Lloyds Bank PLC	6.500	03-24-20	EUR	1,820,000	2,391,945
Lloyds Bank PLC	6.500	09-17-40	GBP	600,000	1,301,091
Lloyds Bank PLC	9.625	04-06-23	GBP	500,000	912,755
Lloyds Bank PLC (5.750% to 7-9-20, then 3 month British Pound LIBOR + 1.390%)	5.750	07-09-25	GBP	600,000	866,466
Mondi Finance PLC	3.375	09-28-20	EUR	1,050,000	1,325,412
Mondi Finance PLC	5.750	04-03-17	EUR	310,000	359,654
Motability Operations Group PLC	1.625	06-09-23	EUR	840,000	1,015,078
National Grid PLC	5.000	07-02-18	EUR	861,000	1,054,308

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       23

	Rate (%)	Maturity date	Par value^		Value
United Kingdom (continued)
Nationwide Building Society (S)	3.900	07-21-25		3,185,000	$3,447,425
Nationwide Building Society (P)	4.125	03-20-23	EUR	1,300,000	1,506,768
Nationwide Building Society	6.750	07-22-20	EUR	650,000	863,060
NGG Finance PLC (4.250% to 6-18-20, then 7 Year Euro Swap Rate + 2.880%)	4.250	06-18-76	EUR	1,380,000	1,674,403
Provident Financial PLC	8.000	10-23-19	GBP	610,000	910,586
R&R Ice Cream PLC	5.500	05-15-20	GBP	767,000	1,039,721
Rentokil Initial PLC	3.250	10-07-21	EUR	962,000	1,209,475
Rio Tinto Finance USA PLC	4.750	03-22-42		1,322,000	1,481,982
Santander UK Group Holdings PLC (7.375% to 6-24-22, then 5 Year British Pound Swap Rate + 5.543%) (Q)	7.375	06-24-22	GBP	625,000	815,370
Santander UK PLC	1.750	01-15-18	EUR	280,000	319,567
Santander UK PLC	2.625	07-16-20	EUR	890,000	1,072,186
Santander UK PLC	3.875	10-15-29	GBP	1,200,000	1,840,339
Santander Uk PLC	4.000	03-13-24		3,100,000	3,377,419
Sensata Technologies UK Financing Company PLC (S)	6.250	02-15-26		701,000	757,956
SSE PLC (2.375% to 4-1-21, then 5 Year Euro Swap Rate + 1.989%) (Q)	2.375	04-01-21	EUR	1,700,000	1,842,717
SSE PLC (5.625% to 10-1-17, then 5 Year Euro Swap Rate + 4.620%) (Q)	5.625	10-01-17	EUR	1,060,000	1,246,376
Standard Chartered PLC (6.409% to 1-30-17, then 3 month LIBOR + 1.510%) (Q) (S)	6.409	01-30-17		600,000	555,870
Tesco Corporate Treasury Services PLC	1.375	07-01-19	EUR	350,000	393,336
Tesco PLC	3.375	11-02-18	EUR	100,000	118,238
The Royal Bank of Scotland Group PLC	4.800	04-05-26		1,326,216	1,379,503
The Royal Bank of Scotland Group PLC	6.934	04-09-18	EUR	742,000	902,167
The Royal Bank of Scotland Group PLC (3.625% to 3-25-19, then 5 Year Euro Swap Rate + 2.650%)	3.625	03-25-24	EUR	1,060,000	1,174,336
The Royal Bank of Scotland Group PLC (4.625% to 9-22-16, then 3 month EURIBOR + 1.300%)	4.625	09-22-21	EUR	1,374,000	1,516,945
Tullow Oil PLC (S)	6.000	11-01-20		675,000	553,500
Tullow Oil PLC (S)	6.250	04-15-22		406,000	331,905
Virgin Media Finance PLC (S)	6.000	10-15-24		900,000	911,250
Virgin Media Secured Finance PLC	5.500	01-15-21	GBP	500,000	713,965
Virgin Media Secured Finance PLC	6.000	04-15-21	GBP	585,000	807,123
Vodafone Group PLC	1.875	09-11-25	EUR	100,000	122,504
Vodafone Group PLC	2.750	12-01-34	EUR	100,000	129,725
WPP Finance 2010	5.625	11-15-43		2,084,000	2,509,584
WPP Finance SA	2.250	09-22-26	EUR	827,000	1,045,941
Yorkshire Building Society	2.125	03-18-19	EUR	3,150,000	3,640,899

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       24

	Rate (%)	Maturity date	Par value^		Value
United States 12.0%					$1,007,771,395
21st Century Fox America, Inc.	4.750	09-15-44		3,849,000	4,373,588
A Schulman, Inc. (S)	6.875	06-01-23		1,326,000	1,345,890
Alcoa, Inc.	5.125	10-01-24		94,000	98,818
Alcoa, Inc.	5.900	02-01-27		1,849,000	1,980,273
Ally Financial, Inc.	3.600	05-21-18		445,000	452,707
Ally Financial, Inc.	5.750	11-20-25		2,832,000	2,948,820
Ally Financial, Inc.	8.000	11-01-31		664,000	808,420
Altice US Finance I Corp. (S)	5.500	05-15-26		963,000	996,705
Altria Group, Inc.	5.375	01-31-44		7,088,000	9,340,120
AMC Networks, Inc.	5.000	04-01-24		1,190,000	1,210,825
American Airlines 2013-1 Class B Pass Through Trust (S)	5.625	01-15-21		705,640	733,865
American Airlines 2015-2 Class AA Pass Through Trust	3.600	03-22-29		1,391,000	1,495,464
American International Group, Inc.	4.500	07-16-44		6,254,000	6,333,026
American International Group, Inc. (4.875% to 3-15-17, then 3 month EURIBOR + 1.730%)	4.875	03-15-67	EUR	300,000	335,157
Amgen, Inc.	3.125	05-01-25		2,221,000	2,350,560
Amgen, Inc. (S)	4.663	06-15-51		1,548,000	1,666,665
Amsurg Corp.	5.625	07-15-22		769,000	807,450
Anadarko Petroleum Corp.	4.850	03-15-21		1,105,000	1,170,452
Anadarko Petroleum Corp.	6.450	09-15-36		6,891,000	7,702,891
Anadarko Petroleum Corp.	6.600	03-15-46		224,000	258,268
Anheuser-Busch InBev Finance, Inc.	4.700	02-01-36		3,532,000	4,082,279
Anheuser-Busch InBev Finance, Inc.	4.900	02-01-46		3,884,000	4,757,609
Anthem, Inc.	3.500	08-15-24		3,290,000	3,467,456
Anthem, Inc.	6.375	06-15-37		1,405,000	1,853,102
Asbury Automotive Group, Inc.	6.000	12-15-24		870,000	892,185
Ashland, Inc.	4.750	08-15-22		1,431,000	1,484,663
AT&T, Inc.	1.450	06-01-22	EUR	3,700,000	4,385,095
AT&T, Inc.	2.400	03-15-24	EUR	289,000	364,128
AT&T, Inc.	2.650	12-17-21	EUR	1,000,000	1,251,902
AT&T, Inc.	2.750	05-19-23	EUR	1,130,000	1,443,955
AT&T, Inc.	3.400	05-15-25		9,112,000	9,436,360
AT&T, Inc.	3.550	12-17-32	EUR	580,000	813,816
AT&T, Inc.	4.800	06-15-44		1,957,000	2,076,577
AT&T, Inc.	5.150	03-15-42		3,910,000	4,406,621
Avis Budget Car Rental LLC (S)	5.125	06-01-22		1,305,000	1,280,531
Avis Budget Car Rental LLC	5.500	04-01-23		1,255,000	1,248,725
Ball Corp.	4.375	12-15-23	EUR	350,000	434,361
Bank of America Corp. (P)	0.559	03-28-18	EUR	850,000	947,929
Bank of America Corp. (P)	0.559	03-28-18	EUR	300,000	334,563
Bank of America Corp.	0.750	07-26-23	EUR	2,000,000	2,240,031
Bank of America Corp.	1.375	09-10-21	EUR	2,900,000	3,401,201

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       25

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Bank of America Corp.	1.625	09-14-22	EUR	2,600,000	$3,086,121
Bank of America Corp.	2.500	07-27-20	EUR	1,240,000	1,511,292
Bank of America Corp.	4.450	03-03-26		2,581,000	2,772,993
Bank of America Corp.	5.875	02-07-42		5,452,000	7,128,370
Bank of America Corp.	7.750	05-14-38		4,111,000	6,003,762
Bank of America Corp. (6.300% to 3-10-26, then 3 month LIBOR + 4.553%) (Q)	6.300	03-10-26		2,210,000	2,408,208
Baxalta, Inc.	5.250	06-23-45		6,326,000	7,320,188
Berry Plastics Corp.	5.500	05-15-22		884,000	924,885
Berry Plastics Corp.	6.000	10-15-22		1,120,000	1,188,600
Blue Coat Holdings, Inc. (S)	8.375	06-01-23		844,000	949,500
Boston Scientific Corp.	3.850	05-15-25		4,985,000	5,358,681
Brixmor Operating Partnership LP	3.850	02-01-25		2,250,000	2,290,790
Broadridge Financial Solutions, Inc.	3.400	06-27-26		4,266,000	4,394,611
Brown-Forman Corp.	1.200	07-07-26	EUR	800,000	933,014
Burlington Northern Santa Fe LLC	4.150	04-01-45		9,388,000	10,673,283
BWAY Holding Company (S)	9.125	08-15-21		990,000	985,050
Calpine Corp. (S)	7.875	01-15-23		1,010,000	1,068,075
Cardinal Health, Inc.	4.900	09-15-45		1,341,000	1,580,719
Casella Waste Systems, Inc.	7.750	02-15-19		1,016,000	1,036,320
CCM Merger, Inc. (S)	9.125	05-01-19		1,186,000	1,243,818
CCO Holdings LLC (S)	5.125	05-01-23		744,000	769,110
CCO Holdings LLC (S)	5.500	05-01-26		2,207,000	2,303,556
CCO Holdings LLC (S)	5.750	02-15-23		1,150,000	1,213,250
CCO Holdings LLC (S)	5.875	04-01-24		1,955,000	2,086,963
CDW LLC	5.500	12-01-24		378,000	394,205
Celgene Corp.	5.000	08-15-45		3,230,000	3,761,526
Centene Corp.	4.750	05-15-22		389,000	400,670
Centene Corp.	5.625	02-15-21		256,000	270,400
Centene Corp.	6.125	02-15-24		340,000	365,289
CenturyLink, Inc.	5.625	04-01-20		1,346,000	1,423,395
CenturyLink, Inc.	6.750	12-01-23		791,000	822,640
CenturyLink, Inc.	7.500	04-01-24		228,000	243,390
CenturyLink, Inc.	7.600	09-15-39		360,000	322,200
Charter Communications Operating LLC (S)	6.384	10-23-35		1,994,000	2,347,887
Charter Communications Operating LLC (S)	6.484	10-23-45		2,777,000	3,333,969
Cheniere Corpus Christi Holdings LLC (S)	7.000	06-30-24		1,440,000	1,504,800
Chubb INA Holdings, Inc.	4.350	11-03-45		1,450,000	1,718,095
CIT Group, Inc.	5.000	08-15-22		2,161,000	2,274,453
CIT Group, Inc.	5.000	08-01-23		725,000	763,063
Citigroup, Inc. (P)	1.144	02-10-19	EUR	1,520,000	1,702,106
Citigroup, Inc. (P)	1.144	02-10-19	EUR	630,000	705,478
Citigroup, Inc.	1.375	10-27-21	EUR	900,000	1,057,729
Citigroup, Inc.	1.750	01-28-25	EUR	748,000	892,209

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       26

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Citigroup, Inc.	4.450	09-29-27		1,994,000	$2,091,762
Citigroup, Inc.	5.000	08-02-19	EUR	820,000	1,050,070
Citigroup, Inc.	5.500	09-13-25		3,970,000	4,520,524
Citigroup, Inc.	5.875	01-30-42		1,264,000	1,638,712
Citigroup, Inc.	7.375	09-04-19	EUR	3,800,000	5,195,593
Citigroup, Inc.	8.125	07-15-39		2,029,000	3,249,608
Citigroup, Inc. (6.125% to 11-15-20, then 3 month EURIBOR + 4.478%) (Q)	6.125	11-15-20		3,641,000	3,785,839
Clear Channel Worldwide Holdings, Inc.	7.625	03-15-20		770,000	766,150
Comcast Corp.	3.375	08-15-25		1,953,000	2,124,778
Comcast Corp.	4.750	03-01-44		8,211,000	9,942,601
Commonwealth Edison Company	3.650	06-15-46		1,936,000	2,037,568
Commonwealth Edison Company	4.350	11-15-45		1,306,000	1,533,352
CommScope Technologies Finance LLC (S)	6.000	06-15-25		900,000	949,500
Community Health Systems, Inc.	5.125	08-01-21		1,906,000	1,896,470
Continental Resources, Inc.	3.800	06-01-24		294,000	251,370
Continental Resources, Inc.	5.000	09-15-22		1,866,000	1,744,710
Crestwood Midstream Partners LP	6.250	04-01-23		1,411,000	1,322,813
CRH America, Inc. (S)	3.875	05-18-25		1,075,000	1,161,768
CRH America, Inc. (S)	5.125	05-18-45		2,140,000	2,412,728
CVS Health Corp.	5.125	07-20-45		8,733,000	11,072,824
Daimler Finance North America LLC	8.500	01-18-31		5,015,000	8,357,242
Diamond 1 Finance Corp. (S)	5.875	06-15-21		1,310,000	1,369,446
Diamond 1 Finance Corp. (S)	7.125	06-15-24		147,000	158,204
DISH DBS Corp.	6.750	06-01-21		1,579,000	1,677,688
DISH DBS Corp. (S)	7.750	07-01-26		866,000	897,934
DJO Finco, Inc. (S)	8.125	06-15-21		869,000	790,790
Dollar Tree, Inc.	5.250	03-01-20		1,696,000	1,765,960
Dollar Tree, Inc. (S)	5.750	03-01-23		1,099,000	1,186,920
Dominion Resources, Inc.	4.050	09-15-42		1,874,000	1,895,024
Dominion Resources, Inc.	7.000	06-15-38		2,013,000	2,765,153
DR Horton, Inc.	4.000	02-15-20		427,000	444,080
DR Horton, Inc.	4.375	09-15-22		1,111,000	1,172,105
Dr. Pepper Snapple Group, Inc.	3.400	11-15-25		1,422,000	1,525,267
Duke Energy Carolinas LLC	6.450	10-15-32		2,427,000	3,353,320
Duke Energy Progress LLC	3.250	08-15-25		1,916,000	2,084,223
Duke Energy Progress LLC	4.200	08-15-45		9,712,000	11,088,929
Eastman Chemical Company	1.500	05-26-23	EUR	1,200,000	1,420,645
Eastman Chemical Company	4.650	10-15-44		3,994,000	4,196,564
Electronic Arts, Inc.	4.800	03-01-26		1,445,000	1,589,327
Eli Lilly & Company	2.750	06-01-25		991,000	1,053,026
EMD Finance LLC (S)	3.250	03-19-25		4,357,000	4,526,335
Endo Finance LLC (S)	5.750	01-15-22		281,000	252,900
Endo Finance LLC (S)	6.000	07-15-23		245,000	213,611

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       27

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Energy Transfer Equity LP	5.500	06-01-27		1,439,000	$1,398,564
Energy Transfer Partners LP	6.125	12-15-45		3,876,000	4,045,796
Ensemble S Merger Sub, Inc. (S)	9.000	09-30-23		635,000	648,494
Enterprise Products Operating LLC	4.900	05-15-46		6,131,000	6,507,934
EOG Resources, Inc.	3.150	04-01-25		558,000	567,061
EOG Resources, Inc.	3.900	04-01-35		2,973,000	2,985,174
EOG Resources, Inc.	4.150	01-15-26		88,000	96,413
Equinix, Inc.	5.875	01-15-26		1,817,000	1,957,818
ERP Operating LP	4.500	07-01-44		2,495,000	2,845,767
ESH Hospitality, Inc. (S)	5.250	05-01-25		1,119,000	1,116,203
Essex Portfolio LP	3.875	05-01-24		1,097,000	1,175,785
Exelon Corp.	4.950	06-15-35		653,000	757,855
Exelon Corp.	5.100	06-15-45		5,627,000	6,779,607
Express Scripts Holding Company	4.800	07-15-46		944,000	1,008,371
Exxon Mobil Corp.	3.567	03-06-45		3,430,000	3,638,623
Exxon Mobil Corp.	4.114	03-01-46		2,026,000	2,276,825
FedEx Corp.	4.750	11-15-45		2,293,000	2,685,708
First Data Corp. (S)	7.000	12-01-23		741,000	763,230
Florida Power & Light Company	3.250	06-01-24		1,601,000	1,727,329
Florida Power & Light Company	5.690	03-01-40		5,502,000	7,588,799
Florida Power & Light Company	5.960	04-01-39		2,659,000	3,766,404
Ford Motor Company	4.750	01-15-43		7,262,000	8,000,553
Fortive Corp. (S)	4.300	06-15-46		3,616,000	4,058,483
Fresenius Medical Care US Finance II, Inc. (S)	5.625	07-31-19		221,000	243,100
Fresenius Medical Care US Finance II, Inc. (S)	5.875	01-31-22		1,329,000	1,498,448
Frontier Communications Corp.	6.875	01-15-25		1,091,000	956,796
Frontier Communications Corp.	7.625	04-15-24		1,653,000	1,524,893
Frontier Communications Corp.	9.000	08-15-31		1,300,000	1,218,750
Frontier Communications Corp.	10.500	09-15-22		105,000	113,138
General Electric Company	1.250	05-26-23	EUR	4,410,000	5,241,843
General Motors Company	5.200	04-01-45		1,870,000	2,006,731
GenOn Energy, Inc.	9.500	10-15-18		1,250,000	1,009,375
Georgia-Pacific LLC (S)	3.600	03-01-25		1,415,000	1,526,334
Georgia-Pacific LLC	7.750	11-15-29		3,906,000	5,743,746
Gilead Sciences, Inc.	3.500	02-01-25		5,695,000	6,139,694
Gilead Sciences, Inc.	4.500	02-01-45		3,381,000	3,796,403
GlaxoSmithKline Capital, Inc.	6.375	05-15-38		1,670,000	2,447,181
GLP Capital LP	5.375	04-15-26		1,711,000	1,824,354
Goodyear Tire & Rubber Company	5.000	05-31-26		803,000	846,161
Graphic Packaging International, Inc.	4.875	11-15-22		1,376,000	1,439,640
Greektown Holdings LLC (S)	8.875	03-15-19		672,000	703,920
Halcon Resources Corp. (S)	12.000	02-15-22		681,000	612,900
Halliburton Company	3.800	11-15-25		4,202,000	4,338,884
Halliburton Company	5.000	11-15-45		1,918,000	2,093,520

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       28

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Hanesbrands, Inc. (S)	4.625	05-15-24		447,000	$458,175
Hanesbrands, Inc. (S)	4.875	05-15-26		1,184,000	1,219,520
Harland Clarke Holdings Corp. (S)	6.875	03-01-20		451,000	433,524
Harland Clarke Holdings Corp. (S)	9.750	08-01-18		599,000	614,724
HCA, Inc.	5.250	04-15-25		2,541,000	2,718,870
HCA, Inc.	5.250	06-15-26		1,566,000	1,659,960
HCA, Inc.	7.500	11-15-95		1,685,000	1,709,433
HealthSouth Corp.	5.750	11-01-24		2,365,000	2,453,688
Hiland Partners LP (S)	7.250	10-01-20		2,010,000	2,095,425
Host Hotels & Resorts LP	4.000	06-15-25		2,190,000	2,253,385
HP Enterprise Company (S)	4.900	10-15-25		3,906,000	4,190,283
Innovation Ventures LLC (S)	9.500	08-15-19		1,298,000	1,356,410
Intel Corp.	3.700	07-29-25		7,396,000	8,269,645
International Paper Company	5.150	05-15-46		4,944,000	5,717,350
Interval Acquisition Corp.	5.625	04-15-23		955,000	983,650
JBS USA LLC (S)	5.750	06-15-25		955,000	931,125
Johnson & Johnson	3.700	03-01-46		3,446,000	3,994,951
Johnson & Johnson	4.500	12-05-43		5,419,000	7,063,509
JPMorgan Chase & Co.	0.625	01-25-24	EUR	2,650,000	2,956,051
JPMorgan Chase & Co.	1.375	09-16-21	EUR	3,250,000	3,840,450
JPMorgan Chase & Co.	1.500	10-26-22	EUR	1,800,000	2,144,269
JPMorgan Chase & Co.	1.500	01-27-25	EUR	1,900,000	2,260,202
JPMorgan Chase & Co.	1.500	10-29-26	EUR	500,000	595,146
JPMorgan Chase & Co.	2.625	04-23-21	EUR	4,350,000	5,413,264
JPMorgan Chase & Co.	5.625	08-16-43		5,071,000	6,249,521
JPMorgan Chase & Co.	6.400	05-15-38		5,093,000	7,104,053
Kansas City Southern	4.950	08-15-45		2,210,000	2,549,664
Kilroy Realty LP	4.250	08-15-29		2,250,000	2,404,636
Kilroy Realty LP	4.375	10-01-25		1,131,000	1,232,401
Kinder Morgan, Inc.	1.500	03-16-22	EUR	800,000	885,749
Kinder Morgan, Inc.	3.050	12-01-19		2,000,000	2,050,920
Kinder Morgan, Inc.	4.300	06-01-25		3,532,000	3,658,255
Kinder Morgan, Inc.	5.550	06-01-45		1,466,000	1,470,767
Kindred Healthcare, Inc.	8.000	01-15-20		554,000	566,465
Kindred Healthcare, Inc.	8.750	01-15-23		1,156,000	1,164,670
Kinetic Concepts, Inc. (S)	7.875	02-15-21		300,000	323,439
Kinetic Concepts, Inc.	10.500	11-01-18		1,336,000	1,364,390
Kraft Heinz Foods Company (S)	3.950	07-15-25		3,155,000	3,474,494
L Brands, Inc.	6.875	11-01-35		1,317,000	1,396,679
Level 3 Financing, Inc. (S)	5.250	03-15-26		660,000	690,525
Level 3 Financing, Inc.	5.375	01-15-24		1,449,000	1,519,639
Lockheed Martin Corp.	4.700	05-15-46		4,522,000	5,498,051
Lowe's Companies, Inc.	3.700	04-15-46		1,394,000	1,472,433
M/I Homes, Inc.	6.750	01-15-21		872,000	898,160

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       29

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Marriott International, Inc.	3.750	10-01-25		2,132,000	$2,285,333
McDonald's Corp.	3.375	05-26-25		1,865,000	2,009,843
McDonald's Corp.	4.875	12-09-45		2,684,000	3,210,112
McGraw-Hill Global Education Holdings LLC (S)	7.875	05-15-24		447,000	469,350
McKesson Corp.	4.883	03-15-44		3,847,000	4,562,619
Medtronic, Inc.	3.500	03-15-25		2,234,000	2,447,302
Medtronic, Inc.	4.375	03-15-35		3,777,000	4,352,509
Medtronic, Inc.	4.625	03-15-45		2,026,000	2,480,600
Merck & Company, Inc.	1.875	10-15-26	EUR	1,600,000	2,016,113
Merck & Company, Inc.	4.150	05-18-43		7,124,000	8,199,012
MetLife, Inc.	4.600	05-13-46		3,967,000	4,378,695
MetLife, Inc.	5.875	02-06-41		2,720,000	3,468,955
Metropolitan Life Global Funding I	0.875	01-20-22	EUR	2,600,000	2,993,057
Metropolitan Life Global Funding I	1.250	09-17-21	EUR	1,600,000	1,875,294
Metropolitan Life Global Funding I	2.375	09-30-19	EUR	2,200,000	2,639,090
Metropolitan Life Global Funding I	2.375	01-11-23	EUR	1,000,000	1,250,109
MGM Resorts International	6.000	03-15-23		1,529,000	1,654,195
Microsoft Corp.	3.750	02-12-45		8,009,000	8,296,659
Microsoft Corp.	4.450	11-03-45		1,024,000	1,181,703
Milacron LLC (S)	7.750	02-15-21		858,000	900,900
Molex Electronic Technologies LLC (S)	3.900	04-15-25		3,097,000	3,168,259
Molson Coors Brewing Company	1.250	07-15-24	EUR	2,650,000	3,061,355
Molson Coors Brewing Company	4.200	07-15-46		6,164,000	6,484,682
Monongahela Power Company (S)	5.400	12-15-43		2,947,000	3,823,871
Moody's Corp.	1.750	03-09-27	EUR	305,000	361,672
Morgan Stanley	1.875	03-30-23	EUR	800,000	955,936
Morgan Stanley	2.375	03-31-21	EUR	2,200,000	2,684,413
Morgan Stanley	4.000	07-23-25		6,355,000	6,854,617
Morgan Stanley	4.350	09-08-26		8,614,000	9,173,910
Morgan Stanley	5.375	08-10-20	EUR	800,000	1,073,952
Morgan Stanley	5.500	10-02-17	EUR	1,240,000	1,474,439
Morgan Stanley (5.550% to 7-15-20, then 3 month LIBOR + 3.810%) (Q)	5.550	07-15-20		3,668,000	3,713,850
MPG Holdco I, Inc.	7.375	10-15-22		1,631,000	1,671,775
MPT Operating Partnership LP	4.000	08-19-22	EUR	800,000	949,755
MPT Operating Partnership LP	5.250	08-01-26		159,000	167,149
National Grid North America, Inc.	0.750	02-11-22	EUR	1,900,000	2,163,689
Navient Corp.	6.625	07-26-21		882,000	892,584
NCI Building Systems, Inc. (S)	8.250	01-15-23		1,178,000	1,289,910
Neptune Finco Corp. (S)	6.625	10-15-25		940,000	1,012,850
Neptune Finco Corp. (S)	10.125	01-15-23		200,000	229,250
Neptune Finco Corp. (S)	10.875	10-15-25		2,170,000	2,538,900
Netflix, Inc.	5.500	02-15-22		1,581,000	1,679,813
Newell Brands, Inc.	5.500	04-01-46		2,148,000	2,669,605

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       30

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Nexstar Escrow Corp.	5.625	08-01-24		944,000	$954,620
Nordstrom, Inc.	5.000	01-15-44		2,295,000	2,331,594
Novelis, Inc.	8.750	12-15-20		920,000	959,100
NPC International, Inc.	10.500	01-15-20		670,000	704,338
NRG Energy, Inc. (S)	6.625	01-15-27		991,000	979,851
NRG Energy, Inc. (S)	7.250	05-15-26		1,739,000	1,784,649
NRG Energy, Inc.	7.875	05-15-21		1,428,000	1,481,550
NRG Energy, Inc.	8.250	09-01-20		190,000	196,132
Occidental Petroleum Corp.	3.500	06-15-25		6,505,000	6,980,626
Occidental Petroleum Corp.	4.400	04-15-46		1,306,000	1,431,717
Oncor Electric Delivery Company LLC	3.750	04-01-45		3,808,000	4,062,618
Oncor Electric Delivery Company LLC	5.250	09-30-40		1,492,000	1,903,482
Oracle Corp.	3.900	05-15-35		2,698,000	2,822,434
Oracle Corp.	4.000	07-15-46		3,063,000	3,173,825
Oracle Corp.	4.300	07-08-34		4,310,000	4,719,247
Owens-Brockway Glass Container, Inc. (S)	5.875	08-15-23		607,000	652,525
Pacific Gas & Electric Company	4.250	03-15-46		2,500,000	2,863,895
Pacific Gas & Electric Company	4.300	03-15-45		5,861,000	6,770,815
Pacific LifeCorp (S)	5.125	01-30-43		2,090,000	2,365,562
PaperWorks Industries, Inc. (S)	9.500	08-15-19		1,550,000	1,468,625
PepsiCo, Inc.	0.875	07-18-28	EUR	4,700,000	5,393,127
PepsiCo, Inc.	4.450	04-14-46		3,783,000	4,556,499
PepsiCo, Inc.	4.600	07-17-45		3,319,000	4,108,895
Philip Morris International, Inc.	1.875	03-03-21	EUR	2,300,000	2,785,272
Philip Morris International, Inc.	2.750	03-19-25	EUR	650,000	855,627
Philip Morris International, Inc.	2.875	03-03-26	EUR	800,000	1,072,575
Philip Morris International, Inc.	3.125	06-03-33	EUR	680,000	972,664
Philip Morris International, Inc.	3.375	08-11-25		2,065,000	2,255,253
Philip Morris International, Inc.	4.125	03-04-43		1,167,000	1,289,652
Philip Morris International, Inc.	6.375	05-16-38		2,099,000	2,957,054
Post Holdings, Inc. (S)	5.000	08-15-26		966,000	962,981
Praxair, Inc.	1.200	02-12-24	EUR	200,000	238,452
Praxair, Inc.	1.625	12-01-25	EUR	1,700,000	2,101,087
Praxair, Inc.	3.200	01-30-26		623,000	678,842
Prologis LP	3.000	01-18-22	EUR	1,900,000	2,390,085
Prologis LP	3.375	02-20-24	EUR	813,000	1,077,017
Prudential Financial, Inc.	4.600	05-15-44		3,155,000	3,421,661
Prudential Financial, Inc.	6.200	11-15-40		2,524,000	3,163,014
PulteGroup, Inc.	6.000	02-15-35		1,082,000	1,111,755
PulteGroup, Inc.	7.875	06-15-32		615,000	714,938
Rain CII Carbon LLC	8.500	01-15-21	EUR	575,000	530,693
RELX Capital, Inc.	1.300	05-12-25	EUR	1,750,000	2,073,632
Reynolds American, Inc.	5.850	08-15-45		5,489,000	7,251,073
Reynolds Group Issuer, Inc. (S)	5.125	07-15-23		2,351,000	2,424,469

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       31

	Rate (%)	Maturity date	Par value^	Value
United States (continued)
Reynolds Group Issuer, Inc. (S)	7.000	07-15-24	297,000	$313,892
Riverbed Technology, Inc. (S)	8.875	03-01-23	619,000	651,498
Roche Holdings, Inc. (S)	2.625	05-15-26	2,338,000	2,432,228
Roche Holdings, Inc. (S)	3.000	11-10-25	924,000	991,956
Roche Holdings, Inc. (S)	4.000	11-28-44	4,383,000	5,108,969
S&P Global, Inc.	4.400	02-15-26	4,827,000	5,428,449
Sabine Pass Liquefaction LLC	5.625	02-01-21	2,322,000	2,397,465
SABMiller Holdings, Inc. (S)	4.950	01-15-42	7,998,000	9,583,827
Schlumberger Holdings Corp. (S)	4.000	12-21-25	5,202,000	5,665,659
Service Corp. International	5.375	05-15-24	2,070,000	2,203,515
Simon Property Group LP	4.250	10-01-44	3,294,000	3,725,234
Sinclair Television Group, Inc. (S)	5.875	03-15-26	78,000	81,900
Sinclair Television Group, Inc.	6.125	10-01-22	2,137,000	2,243,850
Sirius XM Radio, Inc. (S)	5.375	04-15-25	2,244,000	2,305,014
Sirius XM Radio, Inc. (S)	5.375	07-15-26	718,000	731,915
Six Flags Entertainment Corp. (S)	5.250	01-15-21	1,839,000	1,894,170
Southern Copper Corp.	5.875	04-23-45	2,215,000	2,204,324
Spectrum Brands, Inc.	5.750	07-15-25	1,201,000	1,300,083
Sprint Communications, Inc.	6.000	11-15-22	4,133,000	3,545,618
Sprint Communications, Inc.	7.000	08-15-20	1,090,000	1,035,282
Sprint Corp.	7.250	09-15-21	2,070,000	1,931,579
Sprint Corp.	7.625	02-15-25	830,000	747,000
Standard Industries, Inc. (S)	5.125	02-15-21	156,457	163,498
Standard Industries, Inc. (S)	5.500	02-15-23	850,914	887,078
Stryker Corp.	4.625	03-15-46	6,206,000	7,223,275
Summit Materials LLC	6.125	07-15-23	600,000	604,500
Surgery Center Holdings, Inc. (S)	8.875	04-15-21	757,000	806,205
Swiss Re Treasury US Corp. (S)	4.250	12-06-42	2,230,000	2,404,754
T-Mobile USA, Inc.	6.125	01-15-22	2,214,000	2,331,619
T-Mobile USA, Inc.	6.500	01-15-26	150,000	162,450
T-Mobile USA, Inc.	6.836	04-28-23	1,098,000	1,172,115
Target Corp.	4.000	07-01-42	4,502,000	5,014,719
Tenet Healthcare Corp.	4.500	04-01-21	1,326,000	1,332,630
Tenet Healthcare Corp.	6.250	11-01-18	520,000	551,850
The Boeing Company	5.875	02-15-40	621,000	868,833
The Dow Chemical Company	3.500	10-01-24	2,419,000	2,576,973
The Dow Chemical Company	4.625	10-01-44	1,789,000	1,940,108
The Goodyear Tire & Rubber Company	5.125	11-15-23	1,575,000	1,665,563
The Home Depot, Inc.	4.250	04-01-46	2,934,000	3,459,104
The Home Depot, Inc.	4.400	03-15-45	5,840,000	7,015,557
The JM Smucker Company	4.375	03-15-45	6,358,000	7,222,376
The Procter & Gamble Company	5.550	03-05-37	1,500,000	2,138,111
The Southern Company	4.400	07-01-46	2,713,000	3,008,131
The Travelers Companies, Inc.	4.600	08-01-43	722,000	883,281

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       32

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
The Walt Disney Company	3.150	09-17-25		3,044,000	$3,339,691
The Williams Companies, Inc.	4.550	06-24-24		1,933,000	1,841,183
Time Warner, Inc.	3.600	07-15-25		1,627,000	1,754,863
Time Warner, Inc.	4.850	07-15-45		2,190,000	2,534,143
Time Warner, Inc.	5.375	10-15-41		1,150,000	1,400,482
Toyota Motor Credit Corp.	1.000	03-09-21	EUR	1,450,000	1,691,685
Union Pacific Corp.	4.050	03-01-46		1,093,000	1,237,404
Union Pacific Corp.	4.821	02-01-44		3,906,000	4,869,282
United Airlines 2013-1 Class B Pass Through Trust	5.375	02-15-23		518,130	540,150
United Airlines 2015-1 Class AA Pass Through Trust	3.450	06-01-29		1,231,000	1,275,624
United Parcel Service, Inc.	6.200	01-15-38		3,921,000	5,770,395
United Rentals North America, Inc.	5.875	09-15-26		530,000	550,538
United Rentals North America, Inc.	7.625	04-15-22		1,851,000	1,977,201
United Technologies Corp.	4.500	06-01-42		6,711,000	7,955,837
UnitedHealth Group, Inc.	3.750	07-15-25		1,301,000	1,448,026
UnitedHealth Group, Inc.	4.750	07-15-45		7,608,000	9,494,160
US Airways 2011-1 Class A Pass Through Trust	7.125	10-22-23		1,246,859	1,477,528
US Foods, Inc. (S)	5.875	06-15-24		37,000	38,665
Valeant Pharmaceuticals International, Inc.	4.500	05-15-23	EUR	450,000	396,052
Valeant Pharmaceuticals International, Inc. (S)	6.750	08-15-21		1,420,000	1,274,450
Valeant Pharmaceuticals International, Inc. (S)	7.000	10-01-20		610,000	565,775
Valvoline Finco Two LLC (S)	5.500	07-15-24		81,000	84,544
Verizon Communications, Inc.	2.375	02-17-22	EUR	812,000	1,015,039
Verizon Communications, Inc.	3.250	02-17-26	EUR	1,580,000	2,180,068
Verizon Communications, Inc.	3.500	11-01-24		3,215,000	3,465,397
Verizon Communications, Inc.	4.672	03-15-55		4,452,000	4,657,015
Verizon Communications, Inc.	6.000	04-01-41		1,832,000	2,329,121
Verizon Communications, Inc.	6.550	09-15-43		4,226,000	5,753,826
Viking Cruises, Ltd. (S)	6.250	05-15-25		800,000	628,000
Virginia Electric & Power Company	4.650	08-15-43		3,901,000	4,738,088
Voya Financial, Inc.	5.700	07-15-43		2,319,000	2,659,149
Wachovia Corp.	4.375	11-27-18	EUR	1,600,000	1,959,139
Wal-Mart Stores, Inc.	3.300	04-22-24		2,389,000	2,641,704
Wal-Mart Stores, Inc.	4.875	09-21-29	EUR	200,000	339,865
Wal-Mart Stores, Inc.	5.250	09-01-35		3,338,000	4,512,268
Wal-Mart Stores, Inc.	6.500	08-15-37		8,690,000	12,987,162
Walgreens Boots Alliance, Inc.	4.650	06-01-46		2,854,000	3,211,655
Waste Management, Inc.	4.100	03-01-45		4,730,000	5,403,599
Waterjet Holdings, Inc. (S)	7.625	02-01-20		519,000	516,083
Wells Fargo & Company	1.500	09-12-22	EUR	2,100,000	2,504,502
Wells Fargo & Company	2.000	04-27-26	EUR	3,000,000	3,717,169
Wells Fargo & Company	2.125	06-04-24	EUR	327,000	408,635

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       33

	Rate (%)	Maturity date	Par value^		Value
United States (continued)
Wells Fargo & Company	2.250	09-03-20	EUR	630,000	$765,299
Wells Fargo & Company	2.625	08-16-22	EUR	2,000,000	2,535,648
Wells Fargo & Company	4.100	06-03-26		7,343,000	7,957,837
Wells Fargo & Company	5.375	02-07-35		2,003,000	2,507,031
WestRock MWV LLC	8.200	01-15-30		3,636,000	4,961,202
WideOpenWest Finance LLC	13.375	10-15-19		668,000	708,080
Williams Partners LP	5.100	09-15-45		2,385,000	2,144,943
Windstream Services LLC	6.375	08-01-23		1,793,000	1,550,945
Windstream Services LLC	7.500	06-01-22		1,035,000	952,200
WPX Energy, Inc.	8.250	08-01-23		1,734,000	1,700,395
XPO Logistics, Inc.	5.750	06-15-21	EUR	275,000	302,474
XPO Logistics, Inc. (S)	6.500	06-15-22		1,693,000	1,676,070
ZF North America Capital, Inc.	2.250	04-26-19	EUR	2,000,000	2,333,827
ZF North America Capital, Inc.	2.750	04-27-23	EUR	1,200,000	1,416,936
ZF North America Capital, Inc. (S)	4.750	04-29-25		1,229,000	1,284,305
Capital preferred securities 0.0%					$1,001,147
(Cost $1,080,572)
United States 0.0%					1,001,147
GE Capital Trust IV (4.625% to 9-15-16, then 3 month EURIBOR + 1.600%)	4.625	09-15-66	EUR	895,000	1,001,147
Foreign government obligations 0.3%					$24,158,387
(Cost $23,446,301)
Germany 0.3%					24,158,387
Federal Republic of Germany	0.500	02-15-25	EUR	803,000	961,181
Federal Republic of Germany	0.500	02-15-26	EUR	19,464,000	23,197,206
U.S. Government and Agency obligations 12.9%					$1,087,685,053
(Cost $1,056,607,828)
U.S. Government 12.9%					1,087,685,053
U.S. Treasury Inflation Protected Security (D)	0.125	07-15-22		147,829,500	157,485,567
U.S. Treasury Inflation Protected Security	0.125	07-15-24		115,119,300	117,896,054
U.S. Treasury Inflation Protected Security (D)	0.250	01-15-25		108,400,600	112,005,808
U.S. Treasury Inflation Protected Security (D)	0.375	07-15-23		127,802,200	136,287,999
U.S. Treasury Inflation Protected Security	0.375	07-15-25		101,668,000	106,445,689
U.S. Treasury Inflation Protected Security (D)	0.625	01-15-24		119,027,800	128,373,790
U.S. Treasury Inflation Protected Security (D)	0.625	01-15-26		95,423,700	101,750,469
U.S. Treasury Inflation Protected Security (D)	2.000	01-15-26		75,155,300	107,145,926
U.S. Treasury Inflation Protected Security (D)	2.375	01-15-25		79,010,400	120,293,751
			Shares		Value
Common stocks 31.0%					$2,617,713,806
(Cost $2,590,342,117)
Australia 0.4%					31,058,800
Oil Search, Ltd.			572,339		3,136,302

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       34

	Shares	Value
Australia (continued)
Scentre Group	2,382,313	$9,601,818
Stockland	1,505,995	5,779,523
The GPT Group	958,838	4,089,445
Westfield Corp. (I)	1,039,675	8,451,712
Austria 0.1%		8,954,461
Oesterreichische Post AG	256,587	8,954,461
Belgium 0.2%		21,527,478
Anheuser-Busch InBev SA	79,612	10,285,299
Umicore SA	194,300	11,242,179
Bermuda 0.1%		4,540,774
Lazard, Ltd., Class A	61,079	2,182,963
Validus Holdings, Ltd.	47,700	2,357,811
Canada 0.2%		17,721,800
Africa Oil Corp. (I)	310,616	424,627
Alimentation Couche-Tard, Inc., Class B	107,704	4,869,427
Canadian Pacific Railway, Ltd.	9,232	1,382,769
Element Financial Corp.	651,853	6,999,563
RioCan Real Estate Investment Trust	182,260	4,045,414
China 0.1%		7,996,245
Baidu, Inc., ADR (I)	26,942	4,299,943
JD.com, Inc., ADR (I)	136,958	2,965,141
Tianhe Chemicals Group, Ltd. (I) (S)	4,848,409	731,161
Denmark 1.2%		103,732,217
Coloplast A/S, B Shares	152,192	11,926,515
Danske Bank A/S	1,437,168	39,083,923
ISS A/S	242,861	9,367,496
Novo Nordisk A/S, B Shares	586,179	33,333,824
Vestas Wind Systems A/S	143,332	10,020,459
Finland 1.2%		104,437,066
Kesko OYJ, B Shares	352,168	15,701,197
Kone OYJ, B Shares	274,876	13,927,738
Nokia OYJ	3,349,653	19,325,909
Sampo OYJ, A Shares	446,554	18,497,980
Stora Enso OYJ, R Shares	2,524,591	22,934,709
Wartsila OYJ ABP	323,639	14,049,533
France 1.8%		150,991,272
AXA SA	1,133,795	23,075,498
Gecina SA	27,139	4,113,298
Klepierre	388,366	18,622,594
Orange SA	822,956	12,629,998

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       35

	Shares	Value
France (continued)
Orpea	83,306	$7,362,188
TOTAL SA	623,168	29,970,679
Unibail-Rodamco SE	55,853	15,388,801
Veolia Environnement SA	982,550	21,776,278
Vivendi SA	919,338	18,051,938
Germany 1.4%		116,707,521
Covestro AG (S)	150,819	7,049,787
Deutsche Post AG	629,716	18,793,365
Deutsche Telekom AG	1,982,447	33,726,679
Deutsche Wohnen AG	98,679	3,694,447
Infineon Technologies AG	370,625	6,144,246
LEG Immobilien AG	41,907	4,207,503
Muenchener Rueckversicherungs-Gesellschaft AG	39,487	6,585,312
Siemens AG	134,952	14,648,632
TUI AG	971,778	12,651,472
Vonovia SE	232,198	9,206,078
Hong Kong 0.0%		0
China Metal Recycling Holdings, Ltd. (I)	1,799,400	0
Ireland 0.7%		61,106,739
Allegion PLC	157,945	11,433,639
CRH PLC (I)	496,045	15,136,986
Glanbia PLC	300,824	5,792,843
Medtronic PLC	45,390	3,977,526
Ryanair Holdings PLC, ADR	257,339	18,211,881
Shire PLC	101,449	6,553,864
Italy 0.8%		71,536,786
Atlantia SpA	716,578	17,926,186
Banca Popolare di Milano Scarl	3,854,647	1,873,483
Enel SpA	4,212,666	19,389,173
Intesa Sanpaolo SpA	7,754,750	17,112,166
Mediobanca SpA	2,173,151	15,235,778
Japan 0.7%		59,713,658
Hulic Company, Ltd.	163,523	1,696,185
Ichigo, Inc.	255,221	1,114,585
Invincible Investment Corp.	2,354	1,585,743
Japan Hotel REIT Investment Corp.	3,484	2,922,386
Japan Retail Fund Investment Corp.	1,275	3,136,983
Kumagai Gumi Company, Ltd.	566,136	1,884,410
LaSalle Logiport REIT (I)	1,022	1,067,909
MISUMI Group, Inc.	245,885	4,516,152
Mitsubishi Estate Company, Ltd.	268,085	4,985,735

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       36

	Shares	Value
Japan (continued)
Mitsubishi UFJ Financial Group, Inc.	818,128	$4,136,067
Mitsui Fudosan Company, Ltd.	482,721	10,448,844
Nippon Building Fund, Inc.	573	3,525,789
Nomura Real Estate Master Fund, Inc.	2,046	3,390,676
Orix JREIT, Inc.	1,134	2,091,658
Resorttrust, Inc.	203,854	4,613,204
Seven & I Holdings Company, Ltd.	126,279	5,243,494
United Urban Investment Corp.	1,794	3,353,838
Luxembourg 0.2%		14,712,803
RTL Group SA	172,571	14,712,803
Netherlands 1.0%		81,110,522
Euronext NV (S)	199,442	8,523,325
ING Groep NV (I)	1,012,375	11,318,408
Koninklijke Ahold Delhaize NV	280,473	6,696,098
Koninklijke KPN NV	5,236,285	17,222,736
Koninklijke Philips NV	536,742	14,275,673
NN Group NV	279,667	7,543,446
Royal Dutch Shell PLC, A Shares	538,103	13,893,953
Wereldhave NV	33,809	1,636,883
Portugal 0.2%		16,878,505
CTT-Correios de Portugal SA	1,091,381	9,147,570
Galp Energia SGPS SA	564,382	7,730,935
Singapore 0.2%		15,293,844
Ascendas Real Estate Investment Trust	1,018,781	1,866,998
Broadcom, Ltd.	82,892	13,426,846
South Africa 0.1%		12,999,107
Mondi PLC	642,336	12,999,107
South Korea 0.1%		4,407,256
Samsung Electronics Company, Ltd.	3,203	4,407,256
Spain 0.9%		77,676,560
ACS Actividades de Construccion y Servicios SA	383,917	11,009,038
Amadeus IT Holding SA, A Shares	207,833	9,757,958
Bankinter SA	2,791,143	19,469,229
Endesa SA	888,389	18,662,642
Hispania Activos Inmobiliarios SOCIMI SA	86,465	1,157,349
Industria de Diseno Textil SA	290,491	10,046,315
Inmobiliaria Colonial SA	185,576	1,468,433
Merlin Properties Socimi SA	532,927	6,105,596
Sweden 1.1%		89,123,720
Assa Abloy AB, B Shares	616,159	13,517,337

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       37

	Shares	Value
Sweden (continued)
Castellum AB	57,656	$871,997
Fabege AB	63,330	1,130,672
Hufvudstaden AB, A Shares	63,398	1,058,783
Lundin Petroleum AB (I)	154,315	2,558,174
Securitas AB, B Shares	392,986	6,466,149
Svenska Handelsbanken AB, A Shares	1,485,287	17,857,650
Swedbank AB, A Shares	1,100,679	23,108,367
Swedish Match AB	618,276	22,554,591
Switzerland 2.3%		192,425,959
Glencore PLC (I)	1,907,597	4,708,187
Nestle SA	555,170	44,487,237
Novartis AG	382,490	31,724,950
Partners Group Holding AG	27,389	12,526,776
Roche Holding AG	152,004	38,801,762
UBS Group AG	1,722,021	23,672,822
Zurich Insurance Group AG	152,042	36,504,225
Taiwan 0.0%		1,877,853
Himax Technologies, Inc., ADR	209,816	1,877,853
United Kingdom 4.7%		400,079,030
AA PLC	3,297,257	10,795,129
AstraZeneca PLC	191,362	12,811,359
Aviva PLC	2,386,746	12,290,657
Babcock International Group PLC	1,734,637	22,247,601
Barclays PLC	1,026,073	2,092,127
Barratt Developments PLC	2,786,577	16,135,695
Bellway PLC	414,085	11,479,512
BP PLC	3,505,748	19,834,322
BT Group PLC	6,554,056	35,807,699
Direct Line Insurance Group PLC	2,063,228	9,546,740
Dixons Carphone PLC	1,927,564	8,913,149
GlaxoSmithKline PLC	732,950	16,369,015
HSBC Holdings PLC	4,055,345	26,581,583
Imperial Brands PLC	429,203	22,617,730
Inchcape PLC	766,422	6,833,679
International Consolidated Airlines Group SA	498,228	2,686,919
International Consolidated Airlines Group SA	2,730,865	14,663,746
Johnson Matthey PLC	340,276	14,746,595
Lloyds Banking Group PLC	18,444,801	12,973,169
McCarthy & Stone PLC (S)	517,041	1,167,553
National Grid PLC	1,252,075	17,953,306
Prudential PLC	778,540	13,724,490
RELX PLC	628,306	11,930,793

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       38

	Shares	Value
United Kingdom (continued)
Rio Tinto PLC	594,778	$19,301,903
Segro PLC	400,366	2,345,898
Severn Trent PLC	340,690	11,039,134
The Sage Group PLC	966,113	9,109,882
United Utilities Group PLC	954,204	12,837,020
Vodafone Group PLC	6,992,565	21,242,625
United States 11.3%		951,103,830
Activision Blizzard, Inc.	238,436	9,575,590
Acuity Brands, Inc.	28,234	7,409,449
Advance Auto Parts, Inc.	40,437	6,868,629
Aetna, Inc.	21,977	2,531,970
Alexandria Real Estate Equities, Inc.	74,101	8,321,542
Alphabet, Inc., Class A (I)	5,263	4,164,822
Alphabet, Inc., Class C (I)	20,493	15,754,813
Altria Group, Inc.	101,894	6,898,224
Amazon.com, Inc. (I)	5,848	4,437,521
American International Group, Inc.	87,761	4,777,709
American Tower Corp.	155,746	18,030,714
Amgen, Inc.	68,921	11,856,480
Apple, Inc.	66,774	6,958,519
Arthur J. Gallagher & Company	63,405	3,118,892
AT&T, Inc.	92,402	4,000,083
AvalonBay Communities, Inc.	77,264	14,344,062
Avis Budget Group, Inc. (I)	64,221	2,358,837
Bank of America Corp.	2,949,044	42,731,648
BB&T Corp.	328,601	12,115,519
Blackhawk Network Holdings, Inc. (I)	254,037	8,837,947
Boston Properties, Inc.	66,131	9,399,199
Boston Scientific Corp. (I)	575,134	13,964,254
Bristol-Myers Squibb Company	24,401	1,825,439
Carnival PLC	92,463	4,447,514
Cavium, Inc. (I)	131,864	6,154,093
CBRE Group, Inc., Class A (I)	141,109	4,014,551
Celgene Corp. (I)	126,537	14,196,186
Chevron Corp.	25,154	2,577,782
Citigroup, Inc.	1,208,073	52,925,678
CMS Energy Corp.	197,357	8,916,589
Comcast Corp., Class A	68,857	4,630,633
Comerica, Inc.	126,560	5,725,574
Concho Resources, Inc. (I)	36,127	4,486,973
CR Bard, Inc.	46,666	10,440,584
CVS Health Corp.	126,499	11,728,987
DCT Industrial Trust, Inc.	62,232	3,125,291

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       39

	Shares	Value
United States (continued)
Delta Air Lines, Inc.	83,372	$3,230,665
Devon Energy Corp.	107,352	4,109,435
Dollar Tree, Inc. (I)	44,227	4,258,618
Douglas Emmett, Inc.	177,495	6,751,910
Duke Realty Corp.	299,967	8,636,050
Electronic Arts, Inc. (I)	134,017	10,228,177
Eli Lilly & Company	32,289	2,676,435
EOG Resources, Inc.	36,496	2,981,723
Equifax, Inc.	24,820	3,287,657
Equinix, Inc.	23,081	8,606,212
Equity LifeStyle Properties, Inc.	40,299	3,314,190
Equity One, Inc.	96,507	3,210,788
Evercore Partners, Inc., Class A	44,573	2,258,514
Extra Space Storage, Inc.	92,331	7,942,313
Exxon Mobil Corp.	34,373	3,057,478
Facebook, Inc., Class A (I)	145,533	18,037,360
Federal Realty Investment Trust	55,645	9,442,957
Fifth Third Bancorp	443,287	8,413,587
First Republic Bank	169,963	12,181,248
FleetCor Technologies, Inc. (I)	58,293	8,841,882
Fortune Brands Home & Security, Inc.	260,475	16,480,253
General Dynamics Corp.	14,169	2,081,284
General Growth Properties, Inc.	285,433	9,119,584
Halliburton Company	225,108	9,828,215
Hanesbrands, Inc.	380,278	10,138,211
Hess Corp.	28,083	1,506,653
Hewlett Packard Enterprise Company	406,543	8,545,534
Hilton Worldwide Holdings, Inc.	449,769	10,430,143
Host Hotels & Resorts, Inc.	505,241	8,962,975
Huntington Bancshares, Inc.	437,514	4,156,383
Ingersoll-Rand PLC	38,002	2,518,013
JPMorgan Chase & Co.	708,739	45,338,034
Kansas City Southern	24,203	2,326,150
KeyCorp.	704,972	8,248,172
Kimberly-Clark Corp.	16,054	2,079,796
Kimco Realty Corp.	39,835	1,278,704
M&T Bank Corp.	55,009	6,301,831
Martin Marietta Materials, Inc.	51,916	10,520,777
McDonald's Corp.	24,738	2,910,426
Micron Technology, Inc. (I)	140,331	1,928,148
Microsoft Corp.	56,449	3,199,529
Mondelez International, Inc., Class A	69,990	3,078,160
National Retail Properties, Inc.	102,862	5,468,144
Newell Brands, Inc.	293,976	15,421,981

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       40

	Shares	Value
United States (continued)
People's United Financial, Inc.	263,703	$3,997,737
PepsiCo, Inc.	58,631	6,386,089
Pfizer, Inc.	134,062	4,945,547
Prologis, Inc.	297,121	16,190,123
Public Storage	59,534	14,223,863
Regency Centers Corp.	63,135	5,362,056
Regions Financial Corp.	924,222	8,475,116
salesforce.com, Inc. (I)	40,564	3,318,135
Simon Property Group, Inc.	95,254	21,626,468
Stillwater Mining Company (I)	415,550	6,357,915
STORE Capital Corp.	104,954	3,273,515
SunTrust Banks, Inc.	221,426	9,364,106
The Allstate Corp.	57,812	3,950,294
The Charles Schwab Corp.	346,661	9,852,106
The Hartford Financial Services Group, Inc.	193,701	7,718,985
The Home Depot, Inc.	42,527	5,878,932
The Kraft Heinz Company	173,221	14,964,562
The PNC Financial Services Group, Inc.	206,855	17,096,566
The TJX Companies, Inc.	80,097	6,545,527
UnitedHealth Group, Inc.	29,076	4,163,683
US Bancorp	450,037	18,978,060
Ventas, Inc.	112,414	8,561,450
Verizon Communications, Inc.	61,178	3,389,873
Vertex Pharmaceuticals, Inc. (I)	15,799	1,532,503
Visteon Corp.	84,916	5,951,762
Vornado Realty Trust	87,160	9,360,984
Wells Fargo & Company	890,791	42,731,244
Welltower, Inc.	52,404	4,157,209
Zions Bancorporation	206,701	5,762,824
	Shares/Par	Value
Purchased options 0.7%		$55,819,972
(Cost $51,485,998)
Put options 0.7%		55,819,972
Exchange Traded Option on Euro STOXX 50 Index (Expiration Date: 12-15-17; Strike Price: EUR 3,400) (I)	4,166	29,249,796
Exchange Traded Option on Euro STOXX 50 Index (Expiration Date: 12-21-18; Strike Price: EUR 3,000) (I)	3,671	20,360,927
Over the Counter Option on Apple CBOE FLEX Options (Expiration Date: 6-16-17; Strike Price: $100.00; Counterparty: Morgan Stanley) (I)	3,253	2,578,003
Over the Counter Option on Swiss Market Index (Expiration Date: 9-19-16; Strike Price: CHF 8,037.25; Counterparty: JPMorgan Chase Bank) (I)	27,030	3,631,246

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       41

	Yield* (%)	Maturity date	Par value^	Value
Short-term investments 29.8%				$2,515,198,911
(Cost $2,515,279,193)
Certificate of deposit 13.2%				1,110,640,359
Abbey National Treasury Services PLC	0.650	10-17-16	50,000,000	49,989,200
Credit Agricole SA	0.840	09-06-16	60,000,000	60,005,460
Credit Suisse Group AG	0.940	10-14-16	100,000,000	99,999,900
Industrial & Commercial Bank of China, Ltd.	0.700	08-25-16	50,000,000	49,999,350
ING Bank NV	0.680	09-01-16	100,000,000	100,015,045
Mizuho Bank, Ltd.	0.828	10-28-16	75,000,000	74,851,425
Nationwide Building Society	0.700	10-21-16	50,000,000	49,984,200
Nationwide Building Society	0.970	01-30-17	50,000,000	50,048,544
Natixis	0.960	12-01-16	100,000,000	99,687,000
Qatar National Bank London	0.985	09-12-16	100,000,000	99,925,600
Societe Generale SA	0.920	10-21-16	100,000,000	100,069,533
The Goldman Sachs Group, Inc.	0.780	09-08-16	76,000,000	76,022,192
The Toronto-Dominion Bank	0.750	11-15-16	100,000,000	100,024,110
UBS Group AG	0.880	09-08-16	100,000,000	100,018,800
Commercial paper 7.0%				592,292,357
ABN AMRO Bank NV	0.649	09-20-16	100,000,000	99,896,000
Agence Centrale Organismes	0.871	09-29-16	50,000,000	49,930,050
Banque Federative du Credit Mutuel SA	0.827	08-03-16	100,000,000	99,998,600
Caisse des Depots et Consignations	0.594	08-23-16	100,000,000	99,969,700
DekaBank Deutsche Girozentrale	0.669	09-15-16	40,000,000	39,975,920
DekaBank Deutsche Girozentrale	0.798	10-26-16	60,000,000	59,890,860
Mitsubishi UFJ Trust & Banking Corp.	0.768	08-19-16	100,000,000	99,966,000
Pohjola Bank PLC	0.818	10-25-16	42,750,000	42,665,227
Time deposits 8.8%				741,845,428
BNP Paribas SA	0.400	08-01-16	246,644,056	246,644,056
DZ Bank AG	0.380	08-01-16	247,676,038	247,676,038
KBC Bank NV	0.400	08-01-16	247,525,334	247,525,334
U.S. Government 0.6%				49,967,900
U.S. Treasury Bill	0.257	10-27-16	50,000,000	49,967,900
		Yield (%)	Shares	Value
Money market funds 0.2%				20,452,867
BlackRock Cash Funds - Prime, Institutional Class		0.4900(Y)	20,452,867	$20,452,867
Total investments (Cost $7,954,941,761)† 95.9%				$8,086,188,102
Other assets and liabilities, net 4.1%				$347,064,546
Total net assets 100.0%				$8,433,252,648

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       42

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
^All par values are denominated in U.S. dollars unless otherwise indicated.
Key to Currency Abbreviations
CHF	Swiss Franc
EUR	Euro
GBP	Pound Sterling
Key to Security Abbreviations and Legend
ADR	American Depositary Receipts
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate
PIK	Payment-in-kind
REIT	Real Estate Investment Trust
(D)	All or a portion of this security is segregated at the custodian as collateral for certain derivatives.
(I)	Non-income producing security.
(P)	Variable rate obligation. The coupon rate shown represents the rate at period end.
(Q)	Perpetual bonds have no stated maturity date. Date shown as maturity date is next call date.
(S)	These securities are exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold, normally to qualified institutional buyers, in transactions exempt from registration.
(Y)	The rate shown is the annualized seven-day yield as of 7-31-16.
*	Yield represents either the annualized yield at the date of purchase, the stated coupon rate or, for floating rate securities, the rate at period end.
†	At 7-31-16, the aggregate cost of investment securities for federal income tax purposes was $7,983,340,592. Net unrealized appreciation aggregated to $102,847,510, of which $310,760,755 related to appreciated investment securities and $207,913,245 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       43

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 7-31-16

Assets
Investments, at value (Cost $7,954,941,761)	$8,086,188,102
Foreign currency, at value (Cost $13,558,047)	13,561,875
Cash held at broker for futures contracts	225,095,383
Cash collateral for derivative contracts	169,746,928
Receivable for investments sold	168,097,660
Receivable for fund shares sold	14,308,927
Unrealized appreciation on forward foreign currency exchange contracts	53,507,691
Dividends and interest receivable	101,967,847
Swap contracts, at value (includes net unamortized upfront payments of $6,075)	21,408,979
Receivable for futures variation margin	18,572,107
Receivable due from advisor	883
Other receivables and prepaid expenses	444,638
Total assets	8,872,901,020
Liabilities
Due to custodian	13,692,288
Payable for investments purchased	189,201,071
Unrealized depreciation on forward foreign currency exchange contracts	91,215,591
Payable for fund shares repurchased	40,329,114
Written options, at value (Premium received $34,795,265)	48,519,680
Swap contracts, at value	44,680,405
Payable for exchange cleared swaps	9,872,225
Payable to affiliates
Accounting and legal services fees	163,444
Transfer agent fees	661,634
Distribution and service fees	1,585
Trustees' fees	5,884
Other liabilities and accrued expenses	1,305,451
Total liabilities	439,648,372
Net assets	$8,433,252,648
Net assets consist of
Paid-in capital	$9,282,549,584
Accumulated distributions in excess of net investment income	(178,468,350)
Accumulated net realized gain (loss) on investments, futures contracts, options written, foreign currency transactions and swap agreements	(464,549,016)
Net unrealized appreciation (depreciation) on investments, futures contracts, options written, translation of assets and liabilities in foreign currencies and swap agreements	(206,279,570)
Net assets	$8,433,252,648

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       44

STATEMENT OF ASSETS AND LIABILITIES (continued)

Net asset value per share
Based on net asset values and shares outstanding - The fund has an unlimited number of shares authorized with no par value
Class A ($1,047,138,163 ÷ 105,334,409 shares)[1]	$9.94
Class C ($308,738,726 ÷ 31,164,377 shares)[1]	$9.91
Class I ($5,315,931,158 ÷ 533,156,374 shares)	$9.97
Class R2 ($3,231,131 ÷ 325,571 shares)	$9.92
Class R6 ($639,058,488 ÷ 64,087,393 shares)	$9.97
Class NAV ($1,119,154,982 ÷ 112,355,418 shares)	$9.96
Maximum offering price per share
Class A (net assets value per share ÷ 95%)[2]	$10.46

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       45

STATEMENT OF OPERATIONS   For the year ended 7-31-16

Investment income
Interest	$107,996,941
Dividends	73,048,119
Less foreign taxes withheld	(5,743,309)
Total investment income	175,301,751
Expenses
Investment management fees	102,008,827
Distribution and service fees	6,856,859
Accounting and legal services fees	1,113,714
Transfer agent fees	8,259,752
Trustees' fees	149,154
State registration fees	428,266
Printing and postage	479,817
Professional fees	722,562
Custodian fees	2,166,942
Registration and filing fees	95,145
Other	118,559
Total expenses	122,399,597
Less expense reductions	(934,377)
Net expenses	121,465,220
Net investment income	53,836,531
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(609,069,398)
Futures contracts	147,227,634
Written options	23,510,557
Swap contracts	45,110,356
(393,220,851)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	133,948,331
Futures contracts	(24,253,216)
Written options	(18,935,035)
Swap contracts	(268,824,217)
(178,064,137)
Net realized and unrealized loss	(571,284,988)
Decrease in net assets from operations	($517,448,457)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       46

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 7-31-16	Year ended 7-31-15
Increase (decrease) in net assets
From operations
Net investment income	$53,836,531	$33,312,756
Net realized gain (loss)	(393,220,851)	699,061,708
Change in net unrealized appreciation (depreciation)	(178,064,137)	(407,316,110)
Increase (decrease) in net assets resulting from operations	(517,448,457)	325,058,354
Distributions to shareholders
From net investment income
Class A	(78,898,528)	(41,547,133)
Class C	(18,561,949)	(8,817,304)
Class I	(361,871,430)	(199,982,330)
Class R2	(400,307)	(77,097)
Class R6	(37,773,858)	(13,840,784)
Class NAV	(79,816,666)	(43,278,341)
Total distributions	(577,322,738)	(307,542,989)
From fund share transactions	1,239,766,494	2,569,879,994
Total increase	144,995,299	2,587,395,359
Net assets
Beginning of year	8,288,257,349	5,700,861,990
End of year	$8,433,252,648	$8,288,257,349
Undistributed (accumulated distributions in excess of) net investment income	($178,468,350)	$497,831,231

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       47

Financial highlights

Class A Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$11.27	$11.25	$10.84	$10.59	$10.00
Net investment income (loss)[2]	0.04	0.03	0.03	0.02	—	[3]
Net realized and unrealized gain (loss) on investments	(0.69)	0.53	0.50	0.33	0.59
Total from investment operations	(0.65)	0.56	0.53	0.35	0.59
Less distributions
From net investment income	(0.68)	(0.54)	(0.12)	(0.03)	—
From net realized gain	—	—	—	(0.07)	—
Total distributions	(0.68)	(0.54)	(0.12)	(0.10)	—
Net asset value, end of period	$9.94	$11.27	$11.25	$10.84	$10.59
Total return (%)[4,5]	(6.00)	5.15	4.94	3.28	5.90	[6]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,047	$1,080	$971	$1,161	$175
Ratios (as a percentage of average net assets):
Expenses before reductions	1.64	1.67	1.72	1.80	1.97	[7]
Expenses including reductions	1.63	1.66	1.71	1.80	1.95	[7]
Net investment income (loss)	0.34	0.23	0.27	0.18	(0.01	) [7]
Portfolio turnover (%)	80	80	56	106	33

1	Period from 12-19-11 (commencement of operations) to 7-31-12.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Does not reflect the effect of sales charges, if any.
5	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
6	Not annualized.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       48

Class C Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13 [1]
Per share operating performance
Net asset value, beginning of period	$11.23	$11.21	$10.80	$10.61
Net investment loss[2]	(0.04)	(0.05)	(0.05)	(0.06)
Net realized and unrealized gain (loss) on investments	(0.67)	0.53	0.51	0.32
Total from investment operations	(0.71)	0.48	0.46	0.26
Less distributions
From net investment income	(0.61)	(0.46)	(0.05)	—
From net realized gain	—	—	—	(0.07)
Total distributions	(0.61)	(0.46)	(0.05)	(0.07)
Net asset value, end of period	$9.91	$11.23	$11.21	$10.80
Total return (%)[3,4]	(6.61)	4.43	4.24	2.50
Ratios and supplemental data
Net assets, end of period (in millions)	$309	$293	$203	$146
Ratios (as a percentage of average net assets):
Expenses before reductions	2.34	2.37	2.42	2.53
Expenses including reductions	2.33	2.36	2.41	2.52
Net investment loss	(0.35)	(0.45)	(0.43)	(0.55)
Portfolio turnover (%)	80	80	56	106

1	The inception date for Class C shares is 8-1-12.
2	Based on average daily shares outstanding.
3	Does not reflect the effect of sales charges, if any.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       49

Class I Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$11.30	$11.29	$10.87	$10.62	$10.00
Net investment income[2]	0.07	0.06	0.07	0.06	0.04
Net realized and unrealized gain (loss) on investments	(0.68)	0.53	0.51	0.33	0.58
Total from investment operations	(0.61)	0.59	0.58	0.39	0.62
Less distributions
From net investment income	(0.72)	(0.58)	(0.16)	(0.07)	—
From net realized gain	—	—	—	(0.07)	—
Total distributions	(0.72)	(0.58)	(0.16)	(0.14)	—
Net asset value, end of period	$9.97	$11.30	$11.29	$10.87	$10.62
Total return (%)[3]	(5.67)	5.38	5.37	3.65	6.20	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$5,316	$5,093	$3,495	$1,740	$167
Ratios (as a percentage of average net assets):
Expenses before reductions	1.32	1.36	1.39	1.43	1.60	[5]
Expenses including reductions	1.31	1.34	1.38	1.42	1.59	[5]
Net investment income	0.67	0.56	0.63	0.58	0.58	[5]
Portfolio turnover (%)	80	80	56	106	33

1	Period from 12-19-11 (commencement of operations) to 7-31-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       50

Class R2 Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$11.25	$11.24	$10.83	$10.58	$10.67
Net investment income (loss)[2]	0.01	(0.01)	— [3]	— [3]	0.01
Net realized and unrealized gain (loss) on investments	(0.66)	0.53	0.50	0.32	(0.10)
Total from investment operations	(0.65)	0.52	0.50	0.32	(0.09)
Less distributions
From net investment income	(0.68)	(0.51)	(0.09)	—	—
From net realized gain	—	—	—	(0.07)	—
Total distributions	(0.68)	(0.51)	(0.09)	(0.07)	—
Net asset value, end of period	$9.92	$11.25	$11.24	$10.83	$10.58
Total return (%)[4]	(6.08)	4.75	4.67	3.08	(0.84	) [5]
Ratios and supplemental data
Net assets, end of period (in millions)	$3	$5	$1	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.75	1.99	2.85	8.88	18.31	[7]
Expenses including reductions	1.74	1.97	2.00	2.00	2.00	[7]
Net investment income (loss)	0.09	(0.06)	0.02	(0.01)	0.19	[7]
Portfolio turnover (%)	80	80	56	106	33	[8]

1	The inception date for Class R2 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Less than $0.005 per share.
4	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
5	Not annualized.
6	Less than $500,000.
7	Annualized.
8	The portfolio turnover is shown for the period from 12-19-11 to 7-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       51

Class R6 Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$11.30	$11.29	$10.86	$10.60	$10.67
Net investment income[2]	0.09	0.09	0.09	0.05	0.03
Net realized and unrealized gain (loss) on investments	(0.69)	0.51	0.50	0.34	(0.10)
Total from investment operations	(0.60)	0.60	0.59	0.39	(0.07)
Less distributions
From net investment income	(0.73)	(0.59)	(0.16)	(0.06)	—
From net realized gain	—	—	—	(0.07)	—
Total distributions	(0.73)	(0.59)	(0.16)	(0.13)	—
Net asset value, end of period	$9.97	$11.30	$11.29	$10.86	$10.60
Total return (%)[3]	(5.55)	5.51	5.44	3.66	(0.66	) [4]
Ratios and supplemental data
Net assets, end of period (in millions)	$639	$557	$196	$39	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.23	1.26	1.33	1.51	18.04	[6]
Expenses including reductions	1.20	1.23	1.28	1.50	1.50	[6]
Net investment income	0.81	0.77	0.78	0.51	0.69	[6]
Portfolio turnover (%)	80	80	56	106	33	[7]

1	The inception date for Class R6 shares is 3-1-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.
7	The portfolio turnover is shown for the period from 12-19-11 to 7-31-12.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       52

Class NAV Shares Period ended	7-31-16	7-31-15	7-31-14	7-31-13	7-31-12	[1]
Per share operating performance
Net asset value, beginning of period	$11.29	$11.28	$10.86	$10.61	$10.00
Net investment income[2]	0.08	0.08	0.08	0.08	0.04
Net realized and unrealized gain (loss) on investments	(0.68)	0.52	0.51	0.32	0.57
Total from investment operations	(0.60)	0.60	0.59	0.40	0.61
Less distributions
From net investment income	(0.73)	(0.59)	(0.17)	(0.08)	—
From net realized gain	—	—	—	(0.07)	—
Total distributions	(0.73)	(0.59)	(0.17)	(0.15)	—
Net asset value, end of period	$9.96	$11.29	$11.28	$10.86	$10.61
Total return (%)[3]	(5.56)	5.51	5.50	3.78	6.10	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1,119	$1,260	$835	$673	$497
Ratios (as a percentage of average net assets):
Expenses before reductions	1.21	1.24	1.26	1.29	1.43	[5]
Expenses including reductions	1.20	1.23	1.26	1.29	1.43	[5]
Net investment income	0.75	0.68	0.72	0.73	0.69	[5]
Portfolio turnover (%)	80	80	56	106	33

1	Period from 12-19-11 (commencement of operations) to 7-31-12.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       53

Notes to financial statements

Note 1 — Organization

John Hancock Global Absolute Return Strategies Fund (the fund) is a series of John Hancock Fund II (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek long-term total return.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R2 shares are available only to certain retirement plans. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures. The time at which shares and transactions are priced and until which orders are accepted may vary to the extent permitted by the Securities and Exchange Commission (SEC) and applicable regulations.

In order to value the securities, the fund uses the following valuation techniques: Debt obligations are valued based on the evaluated prices provided by an independent pricing vendor or from broker-dealers. Independent pricing vendors utilize matrix pricing which takes into account factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, as well as broker supplied prices. Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security was acquired or most likely will be sold. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the funds in open-end mutual funds are valued at their respective net asset values each business day. Options listed on an exchange are valued at the mean of the most recent bid and ask prices from the exchange where the option was acquired or most likely will be sold. Swaps and unlisted options are valued using evaluated prices obtained from an independent pricing vendor. Futures contracts are valued at settlement prices, which are the official closing prices published by the exchange on which they trade. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       54

market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of July 31, 2016, by major security category or type:

	Total value at 7-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Corporate bonds	$1,784,610,826	—	$1,784,610,826	—
Capital preferred securities	1,001,147	—	1,001,147	—
Foreign government obligations	24,158,387	—	24,158,387	—
U.S. Government and Agency obligations	1,087,685,053	—	1,087,685,053	—
Common stocks	2,617,713,806	$1,024,687,092	1,592,295,553	$731,161
Purchased options	55,819,972	52,188,726	3,631,246	—
Short-term investments	2,515,198,911	762,298,295	1,752,900,616	—
Total investments in securities	$8,086,188,102	$1,839,174,113	$6,246,282,828	$731,161
Other financial instruments:
Futures	$18,184,084	$17,537,558	$646,526	—
Forward foreign currency contracts	(37,707,900)	—	(37,707,900)	—
Written options	(48,519,680)	(42,639,452)	(5,880,228)	—
Interest rate swaps	(204,396,072)	—	(204,396,072)	—
Credit default swaps	8,769,226	—	8,769,226	—
Total return swaps	(24,016,370)	—	(24,016,370)	—
Variance swaps	744,944	—	744,944	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Interest income includes coupon interest and amortization/accretion of premiums/discounts on debt securities. Debt obligations may be placed in a non-accrual status and related interest income may be reduced by stopping current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

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Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. These risks are heightened for investments in emerging markets. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. (Citibank) as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for certain funds, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended July 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended July 31, 2016, were $19,878.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of July 31, 2016, the fund has a short-term capital loss carryforward of $295,954,339 and a long-term capital loss carryforward of $137,341,306 available to offset future net realized capital gains. These carryforwards as of July 31, 2016, do not expire. Qualified late year ordinary losses of $220,421,623 are treated as occurring on August 1, 2016, the first day of the fund's next taxable year.

As of July 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, annually. The tax character of distributions for the years ended July 31, 2016 and 2015 was as follows:

	July 31, 2016	July 31, 2015
Ordinary income	$577,322,738	$307,542,989

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       56

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, net operating losses, wash sale loss deferrals, derivative transactions, and amortization and accretion on debt securities.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objective. Derivatives include a variety of different instruments that may be traded in the over-the-counter (OTC) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts, certain options and certain swaps are typically traded through the OTC market. Certain forwards, options and swaps are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying Fund's investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Futures, certain options and cleared swaps are traded or cleared on an exchange or central clearinghouse. Exchange-traded or cleared transactions generally present less counterparty risk to a fund than OTC transactions. The exchange or clearinghouse stands between the fund and the broker to the contract and therefore, credit risk is generally limited to the failure of the exchange or clearinghouse and the clearing member.

Margin requirements for exchange-traded derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded transactions is detailed in the Statement of asset and liabilities as Cash held at broker for futures contracts.

Cleared swap contracts are subject to clearinghouse rules, including initial and variation margin requirements, daily settlement of obligations and the clearinghouse guarantee of payments to the broker. There is, however, still counterparty risk due to the potential insolvency of the broker with respect to any margin held in the brokers' customer accounts. While

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       57

clearing members are required to segregate customer assets from their own assets, in the event of insolvency, there may be a shortfall in the amount of margin held by the broker for its clients. Collateral or margin requirements for exchange-traded or cleared derivatives are set by the broker or applicable clearinghouse. Margin for exchange-traded and exchange-cleared transactions are detailed in the Statements of assets and liabilities as Cash held at broker for futures contracts and receivable for exchange-cleared swaps, respectively. Securities pledged by the fund for exchange-traded and cleared transactions, if any, are identified in the Fund's investments.

Futures. A futures contract is a contractual agreement to buy or sell a particular currency or financial instrument at a pre-determined price in the future. Risks related to the use of futures contracts include possible illiquidity of the futures markets, contract prices that can be highly volatile and imperfectly correlated to movements in the underlying financial instrument and potential losses in excess of the amounts recognized on the Statement of assets and liabilities. Use of long futures contracts subjects the fund to the risk of loss up to the notional value of the futures contracts. Use of short futures contracts subjects the fund to unlimited risk of loss.

Upon entering into a futures contract, the fund is required to deposit initial margin with the broker in the form of cash or securities. The amount of required margin is generally based on a percentage of the contract value; this amount is the initial margin for the trade. The margin deposit must then be maintained at the established level over the life of the contract. Futures margin receivable / payable is included on the Statement of assets and liabilities. Futures contracts are marked-to-market daily and an appropriate payable or receivable for the change in value (variation margin) and unrealized gain or loss is recorded by the fund. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

During the year ended July 31, 2016, the fund used futures contracts to manage against anticipated changes in securities markets and interest rates, gain exposure to certain securities markets and foreign bond markets, and maintain diversity and liquidity of the fund. The fund held futures contracts with notional values ranging from $3.3 billion to $9.0 billion, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2016:

Open contracts	Number of contracts	Position	Expiration date	Notional basis (USD)	Notional value(USD)	Unrealized appreciation (depreciation)
3-year Australian Treasury Bond Futures	1,234	Long	Sep 2016	$106,008,391	$106,377,987	$369,596
10-year Australian Treasury Bond Futures	13,119	Long	Sep 2016	1,344,238,706	1,369,291,587	25,052,881
Euro STOXX 50 Index Futures	4,757	Long	Sep 2016	149,527,246	158,805,993	9,278,747
NASDAQ 100 E-Mini Futures	2,026	Long	Sep 2016	180,199,136	191,527,910	11,328,774
S&P 500 Index E-Mini Futures	5,778	Long	Sep 2016	602,726,843	626,392,980	23,666,137
U.K. Long Gilt Bond Futures	13,481	Long	Sep 2016	2,310,483,175	2,336,337,943	25,854,768
U.S. Treasury Long Bond Futures	3,119	Long	Sep 2016	541,356,441	544,070,563	2,714,122
10-Year U.S. Treasury Note Futures	2,241	Short	Sep 2016	(298,955,003)	(298,158,047)	796,956
FTSE 100 Index Futures	3,153	Short	Sep 2016	(253,016,199)	(278,558,119)	(25,541,920)
German Euro BUND futures	10,560	Short	Sep 2016	(1,971,904,915)	(1,981,187,993)	(9,283,078)
Hang Seng Index Futures	40	Short	Aug 2016	(5,690,318)	(5,629,488)	60,830

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       58

Open contracts	Number of contracts	Position	Expiration date	Notional basis (USD)	Notional value(USD)	Unrealized appreciation (depreciation)
OMX Stockholm 30 Index Futures	8,491	Short	Aug 2016	(134,075,914)	(137,456,358)	(3,380,444)
Russell 2000 Index Futures	6,852	Short	Sep 2016	(791,272,336)	(833,888,400)	(42,616,064)
SPI 200 Futures	150	Short	Sep 2016	(15,007,068)	(15,770,815)	(763,747)
Topix Index Futures	290	Short	Sep 2016	(37,836,037)	(37,189,511)	646,526
						$18,184,084

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended July 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates, gain exposure to foreign currencies and maintain diversity and liquidity of the fund. The fund held forward foreign currency contracts with U.S. Dollar notional values ranging from $7.4 billion to $11.9 billion, as measured at each quarter end. The following table summarizes the contracts held at July 31, 2016:

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	5,000,000	USD	3,593,170	HSBC	9/9/2016	$201,609	—	$201,609
CAD	1,767,992	USD	1,344,323	HSBC	8/2/2016	9,786	—	9,786
CAD	1,204,636	USD	914,201	HSBC	8/3/2016	8,438	—	8,438
CHF	53,607,341	USD	53,994,248	Merrill Lynch	8/4/2016	1,323,340	—	1,323,340
EUR	67,909,266	SEK	645,000,000	Citigroup	8/1/2016	546,047	—	546,047
EUR	67,626,509	SEK	645,000,000	Deutsche Bank	8/4/2016	228,536	—	228,536
EUR	1,770,757	USD	1,949,554	Deutsche Bank	8/1/2016	30,162	—	30,162
EUR	2,069,899	USD	2,295,358	Citigroup	8/4/2016	18,982	—	18,982
EUR	59,000,000	USD	66,630,883	Citigroup	8/12/2016	—	($642,718)	(642,718)
EUR	16,000,000	USD	17,702,304	Deutsche Bank	8/12/2016	192,791	—	192,791
EUR	52,000,000	USD	57,658,900	Goldman Sachs	8/12/2016	500,160	—	500,160
EUR	22,000,000	USD	24,184,138	HSBC	8/12/2016	421,618	—	421,618
EUR	1,130,000	USD	1,253,921	Bank National Paris	10/17/2016	13,595	—	13,595
EUR	1,020,000	USD	1,139,850	Deutsche Bank	10/17/2016	4,280	—	4,280
EUR	6,480,189	USD	7,179,062	UBS Warburg	10/17/2016	89,741	—	89,741
EUR	642,883	USD	715,559	Deutsche Bank	10/19/2016	5,621	—	5,621
EUR	273,041	USD	301,025	Goldman Sachs	11/4/2016	5,483	—	5,483
GBP	17,000,000	USD	24,314,687	Citigroup	8/4/2016	—	(1,815,295)	(1,815,295)
GBP	25,145,503	USD	32,945,336	Deutsche Bank	8/4/2016	334,576	—	334,576

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       59

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
GBP	46,000,000	USD	61,341,000	HSBC	8/4/2016	—	(460,294)	(460,294)
GBP	9,276,935	USD	13,500,000	UBS Warburg	8/4/2016	—	(1,222,036)	(1,222,036)
HKD	157,000,000	USD	20,248,651	Citigroup	8/12/2016	—	(10,058)	(10,058)
INR	4,924,000,000	USD	72,903,378	Bank National Paris	8/11/2016	490,988	—	490,988
INR	8,000,000,000	USD	117,674,747	Bank National Paris	8/24/2016	1,299,741	—	1,299,741
INR	21,930,000,000	USD	323,737,821	Bank National Paris	8/26/2016	2,287,528	—	2,287,528
INR	8,000,000,000	USD	117,810,781	Bank National Paris	8/31/2016	1,018,859	—	1,018,859
INR	4,500,000,000	USD	66,055,046	Bank National Paris	10/18/2016	238,972	—	238,972
KRW	72,250,000,000	USD	64,508,929	Merrill Lynch	8/10/2016	—	(12,437)	(12,437)
KRW	13,900,000,000	USD	11,638,617	Deutsche Bank	9/9/2016	767,522	—	767,522
SEK	645,000,000	EUR	69,680,023	Barclays Capital	8/1/2016	—	(2,525,762)	(2,525,762)
SEK	645,000,000	EUR	69,696,408	Barclays Capital	8/4/2016	—	(2,542,876)	(2,542,876)
SEK	551,400,000	EUR	58,205,958	Bank National Paris	10/18/2016	—	(599,511)	(599,511)
SEK	645,000,000	EUR	68,280,507	Deutsche Bank	10/21/2016	—	(917,917)	(917,917)
SEK	645,000,000	EUR	68,235,551	HSBC	10/24/2016	—	(866,379)	(866,379)
SEK	645,000,000	EUR	68,158,057	Citigroup	10/27/2016	—	(778,315)	(778,315)
SEK	645,000,000	EUR	67,949,669	Citigroup	11/1/2016	—	(542,605)	(542,605)
SEK	645,000,000	EUR	67,679,942	Deutsche Bank	11/14/2016	—	(235,264)	(235,264)
USD	58,435,449	AUD	80,800,000	HSBC	9/9/2016	—	(2,888,180)	(2,888,180)
USD	3,710,909	AUD	4,940,140	Citigroup	11/4/2016	—	(32,017)	(32,017)
USD	6,748,786	AUD	9,040,294	Deutsche Bank	11/4/2016	—	(100,646)	(100,646)
USD	2,748,774	AUD	3,686,735	HSBC	11/4/2016	—	(44,502)	(44,502)
USD	12,366,328	AUD	16,542,011	Societe General	11/4/2016	—	(166,825)	(166,825)
USD	2,360,398	CAD	3,000,000	Citigroup	8/12/2016	62,539	—	62,539
USD	13,785,953	CAD	18,050,000	HSBC	9/9/2016	—	(41,728)	(41,728)
USD	74,850	CAD	97,673	Citigroup	11/4/2016	12	—	12
USD	3,880,941	CAD	5,108,462	HSBC	11/4/2016	—	(33,248)	(33,248)
USD	10,969,517	CHF	10,830,844	Barclays Capital	8/4/2016	—	(206,865)	(206,865)
USD	10,390,632	CHF	10,263,191	Citigroup	8/4/2016	—	(199,988)	(199,988)
USD	393,555	CHF	380,000	Deutsche Bank	8/4/2016	1,432	—	1,432
USD	10,323,881	CHF	10,000,000	HSBC	8/4/2016	4,849	—	4,849
USD	22,468,508	CHF	22,133,307	UBS Warburg	8/4/2016	—	(370,922)	(370,922)
USD	139,201,398	CHF	137,700,000	Royal Bank of Scotland	9/9/2016	—	(3,192,840)	(3,192,840)
USD	117,198,455	CHF	114,250,000	Royal Bank of Scotland	10/6/2016	—	(1,120,175)	(1,120,175)
USD	118,455,134	CHF	114,250,000	Morgan Stanley	10/12/2016	95,776	—	95,776
USD	117,138,759	CHF	114,250,000	Goldman Sachs	10/20/2016	—	(1,274,902)	(1,274,902)
USD	123,092,053	CHF	120,660,000	Bank National Paris	10/26/2016	—	(2,008,222)	(2,008,222)
USD	54,264,704	CHF	53,607,341	Merrill Lynch	11/3/2016	—	(1,341,569)	(1,341,569)
USD	11,466,150	DKK	76,206,113	HSBC	8/12/2016	8,132	—	8,132
USD	5,861,696	DKK	38,586,396	Merrill Lynch	8/12/2016	60,014	—	60,014
USD	4,387,610	DKK	29,000,000	Morgan Stanley	8/12/2016	27,296	—	27,296
USD	9,921,869	DKK	64,000,000	Societe General	8/12/2016	299,108	—	299,108
USD	20,426,278	DKK	136,000,000	Citigroup	9/9/2016	—	(46,507)	(46,507)
USD	1,098,372	EUR	960,000	Bank National Paris	8/12/2016	24,667	—	24,667
USD	65,089,260	EUR	57,905,704	Citigroup	8/12/2016	325,005	—	325,005
USD	35,945,916	EUR	31,954,777	Goldman Sachs	8/12/2016	206,304	—	206,304
USD	61,013,538	EUR	54,609,973	Merrill Lynch	8/12/2016	—	(64,629)	(64,629)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       60

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	25,650,948	EUR	23,000,000	Royal Bank of Scotland	8/12/2016	—	(73,252)	(73,252)
USD	35,842,975	EUR	31,728,067	UBS Warburg	8/12/2016	356,926	—	356,926
USD	25,526,826	EUR	23,000,000	Citigroup	9/9/2016	—	(227,449)	(227,449)
USD	553,137,982	EUR	494,873,992	Goldman Sachs	9/9/2016	—	(997,699)	(997,699)
USD	35,706,560	EUR	32,000,000	Merrill Lynch	9/9/2016	—	(125,474)	(125,474)
USD	10,189,143	EUR	9,203,146	Bank National Paris	10/17/2016	—	(133,992)	(133,992)
USD	220,950,674	EUR	199,000,000	Barclays Capital	10/17/2016	—	(2,266,872)	(2,266,872)
USD	135,563,686	EUR	122,068,384	Citigroup	10/17/2016	—	(1,359,958)	(1,359,958)
USD	41,696,901	EUR	37,532,972	Deutsche Bank	10/17/2016	—	(403,692)	(403,692)
USD	106,600,810	EUR	96,000,000	Goldman Sachs	10/17/2016	—	(1,082,027)	(1,082,027)
USD	44,011,736	EUR	39,673,409	HSBC	10/17/2016	—	(489,776)	(489,776)
USD	4,358,697	EUR	3,917,561	Morgan Stanley	10/17/2016	—	(35,616)	(35,616)
USD	58,624,018	EUR	52,771,016	Societe General	10/17/2016	—	(569,031)	(569,031)
USD	41,361,529	EUR	37,442,794	UBS Warburg	10/17/2016	—	(637,910)	(637,910)
USD	336,197,661	EUR	302,803,954	Societe General	10/19/2016	—	(3,485,086)	(3,485,086)
USD	163,399,181	EUR	147,613,137	Bank National Paris	10/28/2016	—	(2,254,862)	(2,254,862)
USD	7,317,399	EUR	6,585,230	Citigroup	11/4/2016	—	(74,996)	(74,996)
USD	6,335,147	EUR	5,730,789	Deutsche Bank	11/4/2016	—	(98,078)	(98,078)
USD	14,084,661	EUR	12,708,139	Goldman Sachs	11/4/2016	—	(181,142)	(181,142)
USD	7,652,266	EUR	6,910,013	Societe General	11/4/2016	—	(104,722)	(104,722)
USD	10,619,390	EUR	9,609,353	UBS Warburg	11/4/2016	—	(167,803)	(167,803)
USD	7,299,924	GBP	5,000,000	Barclays Capital	8/4/2016	682,455	—	682,455
USD	78,994,193	GBP	53,929,049	Deutsche Bank	8/4/2016	7,619,442	—	7,619,442
USD	9,807,463	GBP	6,800,000	HSBC	8/4/2016	807,707	—	807,707
USD	46,176,410	GBP	31,693,389	Societe General	8/4/2016	4,230,412	—	4,230,412
USD	48,566,958	GBP	33,000,000	Bank National Paris	9/9/2016	4,865,292	—	4,865,292
USD	22,817,363	GBP	17,000,000	Citigroup	9/9/2016	304,383	—	304,383
USD	252,596,387	GBP	176,356,344	Deutsche Bank	9/9/2016	19,048,929	—	19,048,929
USD	21,042,288	GBP	16,000,000	HSBC	9/9/2016	—	(146,399)	(146,399)
USD	33,695,750	GBP	25,000,000	Societe General	9/9/2016	588,427	—	588,427
USD	53,500,000	GBP	41,217,099	Citigroup	10/11/2016	—	(1,116,783)	(1,116,783)
USD	175,643	GBP	135,445	Citigroup	10/17/2016	—	(3,854)	(3,854)
USD	676,619	GBP	520,273	Deutsche Bank	10/17/2016	—	(12,866)	(12,866)
USD	9,659,250	GBP	7,449,698	UBS Warburg	10/17/2016	—	(213,367)	(213,367)
USD	67,381,939	GBP	51,629,091	Citigroup	10/18/2016	—	(1,040,027)	(1,040,027)
USD	10,001,493	GBP	7,470,379	Deutsche Bank	10/19/2016	101,128	—	101,128
USD	53,500,000	GBP	41,401,939	Citigroup	10/25/2016	—	(1,374,948)	(1,374,948)
USD	53,500,000	GBP	41,222,656	Citigroup	10/31/2016	—	(1,142,970)	(1,142,970)
USD	23,741,498	GBP	18,000,000	Citigroup	11/3/2016	—	(120,013)	(120,013)
USD	32,997,161	GBP	25,145,503	Deutsche Bank	11/3/2016	—	(336,710)	(336,710)
USD	1,425,784	GBP	1,082,271	Citigroup	11/4/2016	—	(8,948)	(8,948)
USD	401,634	GBP	304,492	Goldman Sachs	11/4/2016	—	(2,021)	(2,021)
USD	75,171	GBP	57,265	Merrill Lynch	11/4/2016	—	(744)	(744)
USD	78,900	GBP	60,018	Royal Bank of Scotland	11/4/2016	—	(663)	(663)
USD	324,241	GBP	246,442	UBS Warburg	11/4/2016	—	(2,459)	(2,459)
USD	20,245,512	HKD	157,000,000	Deutsche Bank	8/12/2016	6,920	—	6,920
USD	9,381,378	JPY	1,000,000,000	Barclays Capital	8/12/2016	—	(422,591)	(422,591)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       61

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	36,749,859	JPY	4,025,000,000	Barclays Capital	9/9/2016	—	(2,752,751)	(2,752,751)
USD	22,994,323	JPY	2,414,072,040	Goldman Sachs	11/4/2016	—	(751,306)	(751,306)
USD	6,385,472	JPY	674,026,668	HSBC	11/4/2016	—	(244,483)	(244,483)
USD	63,249,030	KRW	72,250,000,000	Merrill Lynch	8/10/2016	—	(1,247,461)	(1,247,461)
USD	118,744,699	KRW	140,000,000,000	Bank National Paris	8/23/2016	—	(6,219,021)	(6,219,021)
USD	89,074,919	KRW	104,404,712,241	Barclays Capital	8/26/2016	—	(4,114,431)	(4,114,431)
USD	118,293,198	KRW	140,000,000,000	Bank National Paris	8/30/2016	—	(6,663,942)	(6,663,942)
USD	40,086,437	KRW	46,109,424,482	Barclays Capital	10/12/2016	—	(1,065,486)	(1,065,486)
USD	62,806,426	KRW	72,250,000,000	Merrill Lynch	10/12/2016	—	(1,675,543)	(1,675,543)
USD	96,675,897	KRW	110,985,863,277	Barclays Capital	10/14/2016	—	(2,376,988)	(2,376,988)
USD	62,724,092	KRW	72,250,000,000	Merrill Lynch	10/17/2016	—	(1,757,444)	(1,757,444)
USD	63,441,191	KRW	72,250,000,000	Merrill Lynch	10/24/2016	—	(1,039,622)	(1,039,622)
USD	64,436,438	KRW	72,250,000,000	Merrill Lynch	11/7/2016	—	(43,942)	(43,942)
USD	4,348,588	NOK	35,262,413	Citigroup	8/12/2016	169,057	—	169,057
USD	6,261,665	NOK	52,350,000	Societe General	9/9/2016	56,458	—	56,458
USD	58,261,023	SEK	470,574,740	Deutsche Bank	8/12/2016	3,241,399	—	3,241,399
USD	1,816,840	SEK	15,000,000	Merrill Lynch	8/12/2016	63,040	—	63,040
USD	7,580,699	SEK	62,932,484	Societe General	9/9/2016	212,207	—	212,207
USD	245,176	SEK	2,099,477	Deutsche Bank	11/4/2016	—	(1,348)	(1,348)
USD	1,147,006	SEK	9,820,551	Goldman Sachs	11/4/2016	—	(6,138)	(6,138)
USD	977,594	SEK	8,419,925	HSBC	11/4/2016	—	(11,085)	(11,085)
USD	360,801	SEK	3,097,910	UBS Warburg	11/4/2016	—	(2,960)	(2,960)
USD	1,623,560	SGD	2,200,000	Societe General	8/12/2016	—	(17,239)	(17,239)
USD	66,623,141	SGD	91,840,000	Bank National Paris	8/25/2016	—	(1,865,464)	(1,865,464)
USD	66,589,327	SGD	91,840,000	Citigroup	9/1/2016	—	(1,895,345)	(1,895,345)
USD	66,372,769	SGD	91,840,000	Bank National Paris	9/7/2016	—	(2,108,840)	(2,108,840)
USD	973,789	SGD	1,345,000	Societe General	9/9/2016	—	(29,112)	(29,112)
USD	68,460,091	SGD	92,760,000	Societe General	9/19/2016	—	(701,339)	(701,339)
USD	66,630,391	SGD	91,840,000	UBS Warburg	9/21/2016	—	(1,844,069)	(1,844,069)
USD	50,643,933	SGD	69,800,000	Bank National Paris	9/26/2016	—	(1,395,910)	(1,395,910)
USD	51,262,467	SGD	69,800,000	Goldman Sachs	9/29/2016	—	(776,212)	(776,212)
USD	119,041,131	SGD	161,640,000	Goldman Sachs	9/30/2016	—	(1,467,025)	(1,467,025)
USD	88,249,929	SGD	119,680,000	Societe General	10/5/2016	—	(972,107)	(972,107)
USD	68,636,882	SGD	92,760,000	Merrill Lynch	10/7/2016	—	(515,061)	(515,061)
USD	67,228,813	SGD	90,500,000	Bank National Paris	10/11/2016	—	(236,169)	(236,169)
USD	67,087,726	SGD	90,500,000	Merrill Lynch	10/14/2016	—	(375,648)	(375,648)
USD	56,682	SGD	76,637	Goldman Sachs	11/4/2016	—	(437)	(437)
USD	49,768	SGD	67,622	Merrill Lynch	11/4/2016	—	(632)	(632)
USD	461,374	SGD	626,499	Morgan Stanley	11/4/2016	—	(5,573)	(5,573)
USD	1,242,803	SGD	1,688,158	Societe General	11/4/2016	—	(15,426)	(15,426)
						$53,507,691	($91,215,591)	($37,707,900)

Currency abbreviations
AUD	Australian Dollar	INR	Indian Rupee
CAD	Canadian Dollar	JPY	Japanese Yen
CHF	Swiss Franc	KRW	South Korean Won
DKK	Danish Krone	NOK	Norwegian Krone

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       62

Currency abbreviations
EURO	Euro	SEK	Swedish Krona
GBP	British Pound	SGD	Singapore Dollar
HKD	Hong Kong Dollar	USD	United States Dollar

Options. There are two types of options, put options and call options. Options are traded either OTC or on an exchange. A call option gives the purchaser of the option the right to buy (and the seller the obligation to sell) the underlying instrument at the exercise price. A put option gives the purchaser of the option the right to sell (and the writer the obligation to buy) the underlying instrument at the exercise price. Writing puts and buying calls may increase the fund's exposure to changes in the value of the underlying instrument. Buying puts and writing calls may decrease the fund's exposure to such changes. Risks related to the use of options include the loss of premiums, possible illiquidity of the options markets, trading restrictions imposed by an exchange and movements in underlying security values, and for written options, potential losses in excess of the amounts recognized on the Statement of assets and liabilities. In addition, OTC options are subject to the risks of all OTC derivatives contracts.

When the fund purchases an option, the premium paid by the fund is included in the Fund's investments and subsequently "marked-to-market" to reflect current market value. If the purchased option expires, the fund realizes a loss equal to the cost of the option. If the fund exercises a call option, the cost of the securities acquired by exercising the call is increased by the premium paid to buy the call. If the fund exercises a put option, it realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are decreased by the premium paid. If the fund enters into a closing sale transaction, the fund realizes a gain or loss, depending on whether proceeds from the closing sale are greater or less than the original cost. When the fund writes an option, the premium received is included as a liability and subsequently "marked-to-market" to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are recorded as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium received reduces the cost basis of the securities purchased by the fund.

During the year ended July 31, 2016, the fund used purchased options to manage duration of the fund, to manage against anticipated changes in securities markets and changes in currency exchange rates, gain exposure to certain securities markets and foreign currencies, to manage against anticipated interest rate changes, and to maintain diversity and liquidity of the fund. The fund held purchased options with market values ranging from $35.3 million to $99.4 million, as measured at each quarter end.

During the year ended July 31, 2016, the fund wrote option contracts to manage against anticipated changes in securities markets and changes in currency exchange rates, gain exposure to certain securities markets and foreign currencies, to manage against anticipated interest rate changes, and to maintain diversity and liquidity of the fund. The following tables summarize the fund's written options activities during the year ended July 31, 2016 and the contracts held at July 31, 2016:

	Number of Contracts*	USD Notional Amount*	Premiums Received
Outstanding, beginning of period	2,659	$282,423,935	$12,829,557
Options written	84,248	—	60,363,229
Option closed	(51,129)	(282,423,935)	(29,531,636)
Options exercised	—	—	—
Options expired	(1,487)	—	(8,865,885)
Outstanding, end of period	34,291	—	$34,795,265

*The amounts for options on securities represent number of contracts. The amounts for foreign currency options represent notional amount.

Options on Exchange-Traded Futures Contracts

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       63

Name of issuer	Exercise price	Expiration date	Number of contracts	Premium	Value
Calls
S&P 500 Index	$2,200.00	Jun 2017	4,008	$23,908,017	($39,118,080)

Options on securities (OTC)

Name of issuer	Counterparty	Exercise price	Expiration date		Number of contracts	Premium	Value
Calls
Apple, Inc. CBOE FLEX	Morgan Stanley	$100.00	Jun 2017	USD	3,253	$2,756,238	($3,521,372)

Index options (OTC)

Name of issuer	Counterparty	Exercise price	Expiration date		Number of contracts	Premium	Value
Calls
Swiss Market Index	JPMorgan Chase Bank	8,037.25	Sept 2016	CHF	27,030	$8,131,010	($5,880,228)

Swaps. Swap agreements are agreements between the fund and counterparty to exchange cash flows, assets, foreign currencies or market-linked returns at specified intervals. Swap agreements are privately negotiated in the OTC market (OTC swaps) or may be executed on a registered commodities exchange (centrally cleared swaps). Swaps are marked-to-market daily and the change in value is recorded as a component of unrealized appreciation/depreciation of swap contracts. The value of the swap will typically impose collateral posting obligations on the party that is considered out-of-the-money on the swap.

Upfront payments made/received by the fund are amortized/accreted for financial reporting purposes, with the unamortized/unaccreted portion included in the Statement of assets and liabilities. A termination payment by the counterparty or the fund is recorded as realized gain or loss, as well as the net periodic payments received or paid by the fund.

Entering into swap agreements involves, to varying degrees, elements of credit, market and documentation risk that may amount to values that are in excess of the amounts recognized on the Statement of assets and liabilities. Such risks involve the possibility that there will be no liquid market for the swap, or that counterparty may default on its obligation or delay payment under the swap terms. The counterparty may disagree or contest the terms of the swap. Market risks may also accompany the swap, including interest rate risk. The fund may also suffer losses if it is unable to terminate or assign outstanding swaps or reduce its exposure through offsetting transactions.

Interest rate swaps. Interest rate swaps represent an agreement between the fund and counterparty to exchange cash flows based on the difference between two interest rates applied to a notional amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other. The fund settles accrued net interest receivable or payable under the swap contracts at specified, future intervals.

During the year ended July 31, 2016, the fund used interest rate swaps to manage duration of the fund, manage against anticipated interest rate changes, maintain diversity and liquidity of the fund and gain exposure to treasuries markets. The fund held interest rate swaps with total USD notional amounts ranging from $14.0 billion to $30.9 billion, as measured at each quarter end. The following table summarizes the interest rate swap contracts held as of July 31, 2016:

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       64

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	374,000,000	AUD	$342,694,828	3 Month BBSW	Fixed 3.5200%	Sep 2018	—	$10,389,707	$10,389,707
	38,372,000	AUD	33,504,471	6 Month BBSW	Fixed 3.4825%	Oct 2018	—	928,498	928,498
	117,248,000	AUD	101,689,506	6 Month BBSW	Fixed 3.4450%	Oct 2018	—	2,776,563	2,776,563
	42,280,000	AUD	37,337,619	6 Month BBSW	Fixed 3.2775%	Oct 2018	—	898,044	898,044
	25,535,000	AUD	22,044,287	6 Month BBSW	Fixed 3.2750%	Nov 2018	—	543,786	543,786
	24,684,000	AUD	21,467,708	6 Month BBSW	Fixed 3.2650%	Nov 2018	—	520,916	520,916
	25,535,000	AUD	22,260,095	6 Month BBSW	Fixed 3.2875%	Nov 2018	—	547,425	547,425
	42,558,000	AUD	37,089,198	6 Month BBSW	Fixed 3.2750%	Nov 2018	—	904,450	904,450
	25,535,000	AUD	22,253,693	6 Month BBSW	Fixed 3.2700%	Nov 2018	—	540,774	540,774
	42,558,000	AUD	37,276,645	6 Month BBSW	Fixed 3.2525%	Nov 2018	—	893,043	893,043
	75,116,000	AUD	65,422,368	6 Month BBSW	Fixed 3.2280%	Nov 2018	—	1,546,937	1,546,937
	24,258,000	AUD	21,167,539	6 Month BBSW	Fixed 3.2350%	Nov 2018	—	501,685	501,685
	42,558,000	AUD	37,136,126	6 Month BBSW	Fixed 3.2300%	Nov 2018	—	876,985	876,985
	42,558,000	AUD	36,661,699	6 Month BBSW	Fixed 3.2000%	Nov 2018	—	857,994	857,994
	42,558,000	AUD	36,723,388	6 Month BBSW	Fixed 3.2025%	Nov 2018	—	859,575	859,575
	138,798,000	AUD	110,649,798	6 Month BBSW	Fixed 2.8900%	May 2019	—	2,189,569	2,189,569
	92,532,000	AUD	73,488,838	6 Month BBSW	Fixed 2.7750%	May 2019	—	1,302,352	1,302,352
	138,798,000	AUD	109,692,257	6 Month BBSW	Fixed 2.9075%	May 2019	—	2,225,485	2,225,485
	46,266,000	AUD	36,689,056	6 Month BBSW	Fixed 2.8350%	May 2019	—	694,043	694,043
	92,532,000	AUD	73,378,112	6 Month BBSW	Fixed 2.8325%	May 2019	—	1,384,661	1,384,661
	46,266,000	AUD	36,517,621	6 Month BBSW	Fixed 2.8225%	May 2019	—	684,553	684,553
	76,808,000	AUD	61,338,934	6 Month BBSW	Fixed 2.9612%	May 2019	—	1,292,634	1,292,634
	48,150,000	AUD	37,395,735	6 Month BBSW	Fixed 2.9983%	Jun 2019	—	836,635	836,635
	48,148,050	AUD	37,389,284	6 Month BBSW	Fixed 2.9008%	Jun 2019	—	768,163	768,163
	16,049,400	AUD	12,413,393	6 Month BBSW	Fixed 2.9025%	Jun 2019	—	256,021	256,021
	107,993,650	AUD	83,508,322	6 Month BBSW	Fixed 2.9000%	Jun 2019	—	1,718,812	1,718,812
	160,493,570	AUD	122,873,416	6 Month BBSW	Fixed 2.9040%	Jun 2019	—	2,560,191	2,560,191
	32,099,000	AUD	24,555,726	6 Month BBSW	Fixed 2.9000%	Jul 2019	—	510,740	510,740

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       65

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	32,099,000	AUD	23,435,401	6 Month BBSW	Fixed 2.7500%	Aug 2019	—	438,928	438,928
	386,506,000	AUD	280,603,451	6 Month BBSW	Fixed 2.4550%	Oct 2019	—	3,588,166	3,588,166
	310,494,000	AUD	224,083,082	6 Month BBSW	Fixed 2.4250%	Oct 2019	—	2,747,226	2,747,226
	81,758,000	AUD	59,327,901	6 Month BBSW	Fixed 2.6500%	Nov 2019	—	988,890	988,890
	40,879,000	AUD	29,996,991	6 Month BBSW	Fixed 2.6700%	Dec 2019	—	507,303	507,303
	122,061,000	AUD	87,731,618	6 Month BBSW	Fixed 2.6517%	Dec 2019	—	1,480,746	1,480,746
	407,266,000	AUD	295,249,780	6 Month BBSW	Fixed 2.6500%	Dec 2019	—	4,922,482	4,922,482
	76,000,000	EUR	83,512,813	6 Month EURIBOR	Fixed 0.15%	Jul 2023	—	336,254	336,254
	29,075,700	EUR	31,673,566	6 Month EURIBOR	Fixed 1.5763%	Dec 2025	—	1,709,617	1,709,617
	29,075,700	EUR	32,037,221	Fixed 1.5763%	6 Month EURIBOR	Dec 2025	(1,475,295)	(234,322)	(1,709,617)
	38,767,600	EUR	42,718,177	6 Month EURIBOR	Fixed 1.5790%	Dec 2025	—	2,284,144	2,284,144
	38,767,600	EUR	42,716,294	Fixed 1.579%	6 Month EURIBOR	Dec 2025	(1,946,018)	(338,126)	(2,284,144)
	58,151,400	EUR	63,641,080	6 Month EURIBOR	Fixed 1.5975%	Dec 2025	—	3,482,778	3,482,778
	58,151,400	EUR	64,074,441	Fixed 1.5975%	6 Month EURIBOR	Dec 2025	(2,866,751)	(616,027)	(3,482,778)
	29,075,700	EUR	31,949,914	6 Month EURIBOR	Fixed 1.5593%	Dec 2025	—	1,676,749	1,676,749
	29,075,700	EUR	32,037,221	Fixed 1.5593%	6 Month EURIBOR	Dec 2025	(1,438,631)	(238,118)	(1,676,749)
	29,075,700	EUR	31,945,351	6 Month EURIBOR	Fixed 1.5723%	Dec 2025	—	1,697,251	1,697,251
	29,075,700	EUR	32,037,221	Fixed 1.5723%	6 Month EURIBOR	Dec 2025	(1,423,847)	(273,404)	(1,697,251)
	29,075,700	EUR	31,756,591	6 Month EURIBOR	Fixed 1.6743%	Dec 2025	—	1,864,778	1,864,778
	29,075,700	EUR	32,037,221	Fixed 1.6743%	6 Month EURIBOR	Dec 2025	(1,589,428)	(275,350)	(1,864,778)
	29,075,700	EUR	31,734,755	6 Month EURIBOR	Fixed 1.6787%	Dec 2025	—	1,871,075	1,871,075
	29,075,700	EUR	32,037,221	Fixed 1.6787%	6 Month EURIBOR	Dec 2025	(1,593,863)	(277,212)	(1,871,075)
	29,075,700	EUR	31,452,571	6 Month EURIBOR	Fixed 1.6203%	Dec 2025	—	1,772,329	1,772,329
	29,075,700	EUR	32,037,221	Fixed 1.6203%	6 Month EURIBOR	Dec 2025	(1,525,117)	(247,212)	(1,772,329)
	29,075,700	EUR	31,608,145	6 Month EURIBOR	Fixed 1.5523%	Dec 2025	—	1,658,451	1,658,451
	29,075,700	EUR	32,037,221	Fixed 1.5523%	6 Month EURIBOR	Dec 2025	(1,389,844)	(268,607)	(1,658,451)
	38,767,600	EUR	41,983,539	6 Month EURIBOR	Fixed 1.6108%	Jan 2026	—	2,320,820	2,320,820
	38,767,600	EUR	42,716,294	Fixed 1.6108%	6 Month EURIBOR	Jan 2026	(1,971,890)	(348,930)	(2,320,820)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       66

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	67,843,300	EUR	72,938,021	6 Month EURIBOR	Fixed 1.5823%	Jan 2026	—	3,949,194	3,949,194
	67,843,300	EUR	74,773,288	Fixed 1.5823%	3 Month LIBOR	Jan 2026	(3,167,474)	(781,720)	(3,949,194)
	20,910,800	EUR	22,867,079	6 Month EURIBOR	Fixed 1.5738%	Jan 2026	—	1,204,752	1,204,752
	20,910,800	EUR	22,984,205	Fixed 1.5738%	6 Month EURIBOR	Jan 2026	(974,119)	(230,633)	(1,204,752)
	41,821,600	EUR	45,671,228	6 Month EURIBOR	Fixed 1.5462%	Jan 2026	—	2,342,052	2,342,052
	41,821,600	EUR	45,892,745	Fixed 1.54625%	6 Month LIBOR	Jan 2026	(1,875,470)	(466,582)	(2,342,052)
	41,821,600	EUR	45,384,757	6 Month EURIBOR	Fixed 1.5519%	Jan 2026	—	2,354,045	2,354,045
	41,821,600	EUR	45,892,745	Fixed 1.5519%	6 Month LIBOR	Jan 2026	(1,864,154)	(489,891)	(2,354,045)
	41,821,600	EUR	45,391,161	6 Month EURIBOR	Fixed 1.5831%	Jan 2026	—	2,426,681	2,426,681
	41,821,600	EUR	45,892,745	Fixed 1.5831%	6 Month LIBOR	Jan 2026	(1,962,982)	(463,699)	(2,426,681)
	31,366,200	EUR	34,134,137	6 Month EURIBOR	Fixed 1.5200%	Jan 2026	—	1,706,511	1,706,511
	31,366,200	EUR	34,419,559	Fixed 1.5200%	6 Month EURIBOR	Jan 2026	(1,297,179)	(409,332)	(1,706,511)
	31,365,815	EUR	34,077,350	6 Month EURIBOR	Fixed 1.4992%	Jan 2026	—	1,666,879	1,666,879
	31,365,815	EUR	34,475,885	Fixed 1.4992%	6 Month EURIBOR	Jan 2026	(1,323,625)	(343,254)	(1,666,879)
	74,234,000	GBP	96,711,743	6 Month LIBOR	Fixed 2.2562%	Nov 2025	5,206,071	929,090	6,135,161
	74,234,000	GBP	111,944,868	Fixed 2.2562%	6 Month LIBOR	Nov 2025	—	(6,135,161)	(6,135,161)
	44,540,400	GBP	58,027,046	6 Month LIBOR	Fixed 2.2920%	Nov 2025	3,203,070	579,928	3,782,998
	29,693,600	GBP	38,396,566	6 Month LIBOR	Fixed 2.3200%	Nov 2025	2,357,736	218,038	2,575,774
	44,540,400	GBP	67,362,976	Fixed 2.2920%	6 Month LIBOR	Nov 2025	—	(3,782,998)	(3,782,998)
	29,693,600	GBP	44,908,651	Fixed 2.3200%	6 Month LIBOR	Nov 2025	—	(2,575,774)	(2,575,774)
	59,387,200	GBP	77,185,376	6 Month LIBOR	Fixed 2.2750%	Nov 2025	4,607,464	367,927	4,975,391
	59,387,200	GBP	89,368,567	Fixed 2.2750%	6 Month LIBOR	Nov 2025	—	(4,975,391)	(4,975,391)
	44,540,400	GBP	57,594,848	6 Month LIBOR	Fixed 2.3090%	Nov 2025	3,564,223	259,266	3,823,489
	14,846,800	GBP	19,342,349	6 Month LIBOR	Fixed 2.3160%	Nov 2025	1,096,983	184,227	1,281,210
	44,540,400	GBP	67,081,946	Fixed 2.3090%	6 Month LIBOR	Nov 2025	—	(3,823,489)	(3,823,489)
	14,846,800	GBP	22,360,649	Fixed 2.3160%	6 Month LIBOR	Nov 2025	—	(1,281,210)	(1,281,210)
	59,387,200	GBP	78,700,239	6 Month LIBOR	Fixed 2.3394%	Dec 2025	4,710,853	506,481	5,217,334
	59,387,200	GBP	89,565,349	Fixed 2.3394%	6 Month LIBOR	Dec 2025	—	(5,217,334)	(5,217,334)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       67

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	37,117,000	GBP	47,903,411	6 Month LIBOR	Fixed 2.2861%	Dec 2025	2,821,456	310,495	3,131,951
	37,117,000	GBP	48,240,860	6 Month LIBOR	Fixed 2.2861%	Dec 2025	2,997,724	134,227	3,131,951
	74,234,000	GBP	110,942,731	Fixed 2.2861%	6 Month LIBOR	Dec 2025	—	(6,263,901)	(6,263,901)
	44,540,400	GBP	57,594,848	6 Month LIBOR	Fixed 2.3223%	Dec 2025	3,610,933	250,553	3,861,486
	44,540,400	GBP	67,500,796	Fixed 2.3223%	6 Month LIBOR	Dec 2025	—	(3,861,486)	(3,861,486)
	89,080,800	GBP	117,034,487	6 Month LIBOR	Fixed 2.4760%	Dec 2025	7,840,304	765,861	8,606,165
	89,080,800	GBP	134,569,240	Fixed 2.4760%	6 Month LIBOR	Dec 2025	—	(8,606,165)	(8,606,165)
	59,387,200	GBP	79,154,438	6 Month LIBOR	Fixed 2.3990%	Dec 2025	5,045,551	393,966	5,439,517
	59,387,200	GBP	89,386,053	Fixed 2.3990%	6 Month LIBOR	Dec 2025	—	(5,439,517)	(5,439,517)
	42,758,400	GBP	55,953,309	6 Month LIBOR	Fixed 2.3488%	Dec 2025	3,299,453	475,441	3,774,894
	42,758,400	GBP	64,165,191	Fixed 2.3488%	6 Month LIBOR	Dec 2025	—	(3,774,894)	(3,774,894)
	57,011,200	GBP	74,699,231	6 Month LIBOR	Fixed 2.3733%	Dec 2025	4,549,600	572,467	5,122,067
	57,011,200	GBP	86,545,830	Fixed 2.3733%	6 Month LIBOR	Dec 2025	—	(5,122,067)	(5,122,067)
	85,516,800	GBP	112,835,372	6 Month LIBOR	Fixed 2.3915%	Dec 2025	7,270,016	511,549	7,781,565
	85,516,800	GBP	129,629,832	Fixed 2.3915%	6 Month LIBOR	Dec 2025	—	(7,781,565)	(7,781,565)
	42,758,400	GBP	55,953,309	6 Month LIBOR	Fixed 2.3673%	Dec 2025	3,362,220	460,571	3,822,791
	42,758,400	GBP	65,102,087	Fixed 2.3673%	6 Month LIBOR	Dec 2025	—	(3,822,791)	(3,822,791)
	42,758,400	GBP	55,953,309	6 Month LIBOR	Fixed 2.3907%	Dec 2025	3,440,350	445,537	3,885,887
	42,758,400	GBP	64,716,816	Fixed 2.3907%	6 Month LIBOR	Dec 2025	—	(3,885,887)	(3,885,887)
	42,758,400	GBP	55,953,309	6 Month LIBOR	Fixed 2.4668%	Dec 2025	3,627,335	466,227	4,093,562
	42,758,400	GBP	64,298,346	Fixed 2.4668%	6 Month LIBOR	Dec 2025	—	(4,093,562)	(4,093,562)
	42,758,400	GBP	56,496,703	6 Month LIBOR	Fixed 2.4578%	Dec 2025	3,608,492	459,102	4,067,594
	42,758,400	GBP	64,140,166	Fixed 2.4578%	6 Month LIBOR	Dec 2025	—	(4,067,594)	(4,067,594)
	42,758,400	GBP	56,496,703	6 Month LIBOR	Fixed 2.3960%	Dec 2025	3,499,466	396,194	3,895,660
	42,758,400	GBP	63,691,125	Fixed 2.3960%	6 Month LIBOR	Dec 2025	—	(3,895,660)	(3,895,660)
	42,758,400	GBP	56,496,703	6 Month LIBOR	Fixed 2.3575%	Dec 2025	3,395,759	392,389	3,788,148
	42,758,400	GBP	63,788,993	Fixed 2.3575%	6 Month LIBOR	Dec 2025	—	(3,788,148)	(3,788,148)
	57,011,200	GBP	74,878,773	6 Month LIBOR	Fixed 2.4095%	Jan 2026	4,668,029	552,027	5,220,056

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       68

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	57,011,200	GBP	83,931,337	Fixed 2.4095%	6 Month LIBOR	Jan 2026	—	(5,220,056)	(5,220,056)
	99,769,600	GBP	131,037,852	6 Month LIBOR	Fixed 2.3901%	Jan 2026	8,198,725	805,217	9,003,942
	99,769,600	GBP	146,377,734	Fixed 2.3901%	6 Month LIBOR	Jan 2026	—	(9,003,942)	(9,003,942)
	30,751,000	GBP	44,960,889	Fixed 2.3368%	6 Month LIBOR	Jan 2026	—	(2,667,653)	(2,667,653)
	61,502,000	GBP	89,349,585	Fixed 2.2975%	6 Month LIBOR	Jan 2026	—	(5,177,514)	(5,177,514)
	61,502,000	GBP	89,461,358	Fixed 2.3156%	6 Month LIBOR	Jan 2026	—	(5,246,993)	(5,246,993)
	61,502,000	GBP	88,808,987	Fixed 2.3294%	6 Month LIBOR	Jan 2026	—	(5,298,296)	(5,298,296)
	46,126,500	GBP	66,578,860	Fixed 2.2883%	6 Month LIBOR	Jan 2026	—	(3,850,024)	(3,850,024)
	46,126,900	GBP	66,482,517	Fixed 2.2392%	6 Month LIBOR	Jan 2026	—	(3,702,502)	(3,702,502)
	830,000,000	USD	830,000,000	3 Month LIBOR	Fixed 1.0780%	Feb 2018	3,032,290	(1,494,134)	1,538,156
	830,000,000	USD	830,000,000	3 Month LIBOR	Fixed 1.0780%	Feb 2018	2,930,420	(1,392,264)	1,538,156
	1,660,000,000	USD	1,660,000,000	Fixed 1.0780%	3 Month LIBOR	Feb 2018	—	(3,076,312)	(3,076,312)
	760,000,000	USD	760,000,000	3 Month LIBOR	Fixed 1.12825%	Apr 2018	1,820,796	(222,896)	1,597,900
	380,000,000	USD	380,000,000	3 Month LIBOR	Fixed 1.1368%	Apr 2018	1,137,094	(305,426)	831,668
	380,000,000	USD	380,000,000	3 Month LIBOR	Fixed 1.1368%	Apr 2018	1,198,652	(366,984)	831,668
	760,000,000	USD	760,000,000	Fixed 1.12825%	3 Month LIBOR	Apr 2018	—	(1,597,900)	(1,597,900)
	760,000,000	USD	760,000,000	Fixed 1.1368%	3 Month LIBOR	Apr 2018	—	(1,663,336)	(1,663,336)
	25,083,000	USD	25,083,000	3 Month LIBOR	Fixed 1.079%	May 2018	48,478	(8,604)	39,874
	25,083,000	USD	25,083,000	Fixed 1.079%	3 Month LIBOR	May 2018	—	(39,874)	(39,874)
	317,501,000	USD	317,501,000	3 Month LIBOR	Fixed 1.02624%	May 2018	459,175	(120,528)	338,647
	317,501,000	USD	317,501,000	Fixed 1.02624%	3 Month LIBOR	May 2018	—	(338,647)	(338,647)
	278,292,000	USD	278,292,000	3 Month LIBOR	Fixed 1.02764%	May 2018	393,488	(96,523)	296,965
	278,292,000	USD	278,292,000	Fixed 1.02764%	3 Month LIBOR	May 2018	—	(296,965)	(296,965)
	155,624,000	USD	155,624,000	3 Month LIBOR	Fixed 1.006%	May 2018	177,967	(45,749)	132,218
	155,624,000	USD	155,624,000	Fixed 1.006%	3 Month LIBOR	May 2018	—	(132,218)	(132,218)
	497,506,000	USD	497,506,000	3 Month LIBOR	Fixed 0.985%	May 2018	558,383	(241,123)	317,260
	497,506,000	USD	497,506,000	Fixed 0.985%	3 Month LIBOR	May 2018	—	(317,260)	(317,260)
	305,768,500	USD	305,768,500	3 Month LIBOR	Fixed 1.0211%	May 2018	873,153	(574,387)	298,766

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       69

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	305,768,500	USD	305,768,500	Fixed 1.0211%	3 Month LIBOR	May 2018	—	(298,766)	(298,766)
	64,865,000	USD	64,865,000	3 Month LIBOR	Fixed 1.037%	May 2018	148,234	(74,781)	73,453
	129,830,000	USD	129,830,000	3 Month LIBOR	Fixed 1.039%	May 2018	318,357	(168,767)	149,590
	64,865,000	USD	64,865,000	Fixed 1.037%	3 Month LIBOR	May 2018	—	(73,453)	(73,453)
	129,830,000	USD	129,830,000	Fixed 1.039%	3 Month LIBOR	May 2018	—	(149,590)	(149,590)
	317,416,000	USD	317,416,000	3 Month LIBOR	Fixed 1.0688%	May 2018	954,202	(493,441)	460,761
	317,416,000	USD	317,416,000	Fixed 1.0688%	3 Month LIBOR	May 2018	—	(460,761)	(460,761)
	184,153,000	USD	184,153,000	3 Month LIBOR	Fixed 1.1375%	May 2018	670,705	(280,393)	390,312
	184,153,000	USD	184,153,000	Fixed 1.1375%	3 Month LIBOR	May 2018	—	(390,312)	(390,312)
	344,799,000	USD	344,799,000	3 Month LIBOR	Fixed 1.1683%	May 2018	1,284,787	(449,891)	834,896
	344,799,000	USD	344,799,000	Fixed 1.1683%	3 Month LIBOR	May 2018	—	(834,896)	(834,896)
	807,069,500	USD	807,069,500	3 Month LIBOR	Fixed 1.1910%	May 2018	3,110,741	(976,930)	2,133,811
	807,069,500	USD	807,069,500	Fixed 1.1910%	3 Month LIBOR	May 2018	—	(2,133,811)	(2,133,811)
	22,854,000	USD	22,854,000	3 Month LIBOR	Fixed 2.9650%	Dec 2024	—	1,619,046	1,619,046
	22,854,000	USD	22,854,000	Fixed 2.9650%	3 Month LIBOR	Dec 2024	(1,456,153)	(162,893)	(1,619,046)
	93,064,000	USD	93,064,000	3 Month LIBOR	Fixed 2.7522%	Mar 2025	—	5,511,706	5,511,706
	93,064,000	USD	93,064,000	Fixed 2.75225%	3 Month LIBOR	Mar 2025	(4,690,064)	(821,642)	(5,511,706)
	46,532,000	USD	46,532,000	3 Month LIBOR	Fixed 2.8060%	Mar 2025	—	2,870,043	2,870,043
	46,532,000	USD	46,532,000	Fixed 2.8060%	3 Month LIBOR	Mar 2025	(2,457,656)	(412,387)	(2,870,043)
	46,532,000	USD	46,532,000	3 Month LIBOR	Fixed 2.7852%	Mar 2025	—	2,822,482	2,822,482
	46,532,000	USD	46,532,000	Fixed 2.7852%	3 Month LIBOR	Mar 2025	(2,410,069)	(412,413)	(2,822,482)
	40,334,000	USD	40,334,000	3 Month LIBOR	Fixed 2.7150%	Mar 2025	—	2,310,634	2,310,634
	40,334,000	USD	40,334,000	Fixed 2.7150%	3 Month LIBOR	Mar 2025	(2,026,598)	(284,036)	(2,310,634)
	77,781,000	USD	77,781,000	3 Month LIBOR	Fixed 3.2842%	Jul 2025	—	6,392,074	6,392,074
	77,781,000	USD	77,781,000	Fixed 3.2842%	3 Month LIBOR	Jul 2025	(6,113,552)	(278,522)	(6,392,074)
	104,003,000	USD	104,003,000	3 Month LIBOR	Fixed 3.3137%	Jul 2025	—	8,690,803	8,690,803
	104,003,000	USD	104,003,000	Fixed 3.3137%	3 Month LIBOR	Jul 2025	(8,145,658)	(545,145)	(8,690,803)
	156,004,000	USD	156,004,000	3 Month LIBOR	Fixed 3.2908%	Jul 2025	—	12,863,793	12,863,793

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       70

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	78,002,000	USD	78,002,000	Fixed 3.2908%	3 Month LIBOR	Jul 2025	(6,053,775)	(378,122)	(6,431,897)
	78,002,000	USD	78,002,000	Fixed 3.2908%	3 Month LIBOR	Jul 2025	(5,947,452)	(484,445)	(6,431,897)
	130,004,000	USD	130,004,000	3 Month LIBOR	Fixed 3.2560%	Jul 2025	—	10,503,140	10,503,140
	130,004,000	USD	130,004,000	Fixed 3.2560%	3 Month LIBOR	Jul 2025	(9,754,409)	(748,731)	(10,503,140)
	52,748,000	USD	52,748,000	3 Month LIBOR	Fixed 3.2062%	Jul 2025	—	4,136,282	4,136,282
	52,748,000	USD	52,748,000	Fixed 3.2062%	3 Month LIBOR	Jul 2025	(3,774,502)	(361,780)	(4,136,282)
	82,459,000	USD	82,459,000	3 Month LIBOR	Fixed 3.00583%	Aug 2025	—	5,652,457	5,652,457
	82,459,000	USD	82,459,000	Fixed 3.00583%	3 Month LIBOR	Aug 2025	(4,858,424)	(794,033)	(5,652,457)
	189,928,000	USD	189,928,000	3 Month LIBOR	Fixed 2.9414%	Sep 2025	—	12,369,498	12,369,498
	189,928,000	USD	189,928,000	Fixed 2.9414%	3 Month LIBOR	Sep 2025	(10,780,648)	(1,588,850)	(12,369,498)
	59,746,000	USD	59,746,000	3 Month LIBOR	Fixed 2.9075%	Sep 2025	—	3,792,353	3,792,353
	59,746,000	USD	59,746,000	Fixed 2.9075%	3 Month LIBOR	Sep 2025	(3,260,959)	(531,394)	(3,792,353)
	127,238,000	USD	127,238,000	3 Month LIBOR	Fixed 2.8937%	Sep 2025	—	7,991,284	7,991,284
	127,238,000	USD	127,238,000	Fixed 2.8937%	3 Month LIBOR	Sep 2025	(6,870,270)	(1,121,014)	(7,991,284)
	102,688,000	USD	102,688,000	3 Month LIBOR	Fixed 2.8878%	Sep 2025	—	6,418,637	6,418,637
	102,688,000	USD	102,688,000	Fixed 2.8878%	3 Month LIBOR	Sep 2025	(5,520,522)	(898,115)	(6,418,637)
	23,200,000	USD	23,200,000	3 Month LIBOR	Fixed 2.0112%	Oct 2025	1,274,719	310,053	1,584,772
	63,600,000	USD	63,600,000	Fixed 2.0112%	3 Month LIBOR	Oct 2025	—	(4,344,460)	(4,344,460)
	79,400,000	USD	79,400,000	Fixed 2.0057%	3 Month LIBOR	Oct 2025	—	(5,355,614)	(5,355,614)
	34,741,500	USD	34,741,500	3 Month LIBOR	Fixed 2.6480%	Nov 2025	—	1,729,758	1,729,758
	57,902,604	USD	57,902,604	3 Month LIBOR	Fixed 2.6468%	Nov 2025	—	2,879,653	2,879,653
	23,161,000	USD	23,161,000	3 Month LIBOR	Fixed 2.6620%	Nov 2025	—	1,168,482	1,168,482
	57,902,604	USD	57,902,604	Fixed 2.6468%	3 Month LIBOR	Nov 2025	(3,055,497)	175,844	(2,879,653)
	34,741,500	USD	34,741,500	Fixed 2.6480%	3 Month LIBOR	Nov 2025	(1,699,743)	(30,015)	(1,729,758)
	23,161,000	USD	23,161,000	Fixed 2.6620%	3 Month LIBOR	Nov 2025	(1,184,914)	16,432	(1,168,482)
	46,322,000	USD	46,322,000	3 Month LIBOR	Fixed 2.6300%	Dec 2025	—	2,263,038	2,263,038
	46,322,000	USD	46,322,000	Fixed 2.6300%	3 Month LIBOR	Dec 2025	(2,303,856)	40,818	(2,263,038)
	34,741,500	USD	34,741,500	3 Month LIBOR	Fixed 2.6450%	Dec 2025	—	1,721,285	1,721,285

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       71

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	11,580,500	USD	11,580,500	3 Month LIBOR	Fixed 2.6135%	Dec 2025	—	556,550	556,550
	11,580,500	USD	11,580,500	Fixed 2.6135%	3 Month LIBOR	Dec 2025	(575,741)	19,191	(556,550)
	34,741,500	USD	34,741,500	Fixed 2.6450%	3 Month LIBOR	Dec 2025	(1,728,114)	6,829	(1,721,285)
	46,322,000	USD	46,322,000	3 Month LIBOR	Fixed 2.6417%	Dec 2025	—	2,287,139	2,287,139
	46,322,000	USD	46,322,000	Fixed 2.6417%	3 Month LIBOR	Dec 2025	(2,437,335)	150,196	(2,287,139)
	57,902,500	USD	57,902,500	3 Month LIBOR	Fixed 2.6044%	Dec 2025	—	2,755,887	2,755,887
	57,902,500	USD	57,902,500	Fixed 2.6044%	3 Month LIBOR	Dec 2025	(2,800,459)	44,572	(2,755,887)
	34,741,500	USD	34,741,500	3 Month LIBOR	Fixed 2.6576%	Dec 2025	—	1,739,809	1,739,809
	34,741,500	USD	34,741,500	Fixed 2.6576%	3 Month LIBOR	Dec 2025	(1,818,509)	78,700	(1,739,809)
	69,483,000	USD	69,483,000	3 Month LIBOR	Fixed 2.7885%	Dec 2025	—	3,906,140	3,906,140
	69,483,000	USD	69,483,000	Fixed 2.7885%	3 Month LIBOR	Dec 2025	(3,890,122)	(16,018)	(3,906,140)
	46,322,000	USD	46,322,000	3 Month LIBOR	Fixed 2.7260%	Dec 2025	—	2,466,762	2,466,762
	46,322,000	USD	46,322,000	Fixed 2.7260%	3 Month LIBOR	Dec 2025	(2,625,226)	158,464	(2,466,762)
	33,351,900	USD	33,351,900	3 Month LIBOR	Fixed 2.6443%	Dec 2025	—	1,646,957	1,646,957
	33,351,900	USD	33,351,900	Fixed 2.6443%	3 Month LIBOR	Dec 2025	(1,472,584)	(174,373)	(1,646,957)
	44,469,200	USD	44,469,200	3 Month LIBOR	Fixed 2.6806%	Dec 2025	—	2,271,322	2,271,322
	44,469,200	USD	44,469,200	Fixed 2.6806%	3 Month LIBOR	Dec 2025	(2,094,953)	(176,369)	(2,271,322)
	66,703,800	USD	66,703,800	3 Month LIBOR	Fixed 2.6914%	Dec 2025	—	3,439,201	3,439,201
	33,351,900	USD	33,351,900	3 Month LIBOR	Fixed 2.6667%	Dec 2025	—	1,679,505	1,679,505
	33,351,900	USD	33,351,900	Fixed 2.6667%	3 Month LIBOR	Dec 2025	(1,515,598)	(163,907)	(1,679,505)
	33,351,900	USD	33,351,900	3 Month LIBOR	Fixed 2.6760%	Dec 2025	—	1,693,589	1,693,589
	33,351,900	USD	33,351,900	Fixed 2.6760%	3 Month LIBOR	Dec 2025	(1,530,721)	(162,868)	(1,693,589)
	33,351,900	USD	33,351,900	3 Month LIBOR	Fixed 2.7225%	Dec 2025	—	1,766,147	1,766,147
	33,351,900	USD	33,351,900	Fixed 2.7225%	3 Month LIBOR	Dec 2025	(1,643,298)	(122,849)	(1,766,147)
	33,351,900	USD	33,351,900	3 Month LIBOR	Fixed 2.7353%	Dec 2025	—	1,785,707	1,785,707
	33,351,900	USD	33,351,900	Fixed 2.7353%	3 Month LIBOR	Dec 2025	(1,676,232)	(109,475)	(1,785,707)
	33,351,900	USD	33,351,900	3 Month LIBOR	Fixed 2.7040%	Dec 2025	—	1,735,606	1,735,606
	33,351,900	USD	33,351,900	Fixed 2.7040%	3 Month LIBOR	Dec 2025	(1,625,152)	(110,454)	(1,735,606)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       72

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	33,351,900	USD	33,351,900	3 Month LIBOR	Fixed 2.6460%	Dec 2025	—	1,643,145	1,643,145
	33,351,900	USD	33,351,900	Fixed 2.6460%	3 Month LIBOR	Dec 2025	(1,508,877)	(134,268)	(1,643,145)
	44,469,200	USD	44,469,200	3 Month LIBOR	Fixed 2.6480%	Jan 2026	—	2,184,327	2,184,327
	44,469,200	USD	44,469,200	Fixed 2.6480%	3 Month LIBOR	Jan 2026	(2,086,216)	(98,111)	(2,184,327)
	77,821,100	USD	77,821,100	3 Month LIBOR	Fixed 2.6621%	Jan 2026	—	3,872,884	3,872,884
	23,985,400	USD	23,985,400	3 Month LIBOR	Fixed 2.6060%	Jan 2026	—	1,129,194	1,129,194
	47,970,800	USD	47,970,800	3 Month LIBOR	Fixed 2.5810%	Jan 2026	—	2,200,214	2,200,214
	47,970,800	USD	47,970,800	3 Month LIBOR	Fixed 2.5385%	Jan 2026	—	2,103,385	2,103,385
	47,970,800	USD	47,970,800	3 Month LIBOR	Fixed 2.5509%	Jan 2026	—	2,130,618	2,130,618
	35,978,100	USD	35,978,100	3 Month LIBOR	Fixed 2.5117%	Jan 2026	—	1,530,933	1,530,933
	35,977,396	USD	35,977,396	3 Month LIBOR	Fixed 2.4453%	Jan 2026	—	1,416,693	1,416,693
	37,000,000	USD	37,000,000	3 Month LIBOR	Fixed 1.7202%	Mar 2026	1,481,710	53,702	1,535,412
	37,000,000	USD	37,000,000	Fixed 1.7202%	3 Month LIBOR	Mar 2026	—	(1,535,412)	(1,535,412)
	25,000,000	USD	25,000,000	Fixed 1.7532%	3 Month LIBOR	Mar 2026	—	(1,116,083)	(1,116,083)
	52,300,000	USD	52,300,000	Fixed 1.7137%	3 Month LIBOR	Mar 2026	—	(2,127,792)	(2,127,792)
	17,600,000	USD	17,600,000	Fixed 1.6737%	3 Month LIBOR	Apr 2026	—	(644,194)	(644,194)
	36,700,000	USD	36,700,000	Fixed 2.4167%	3 Month LIBOR	Oct 2035	—	(5,196,127)	(5,196,127)
	44,700,000	USD	44,700,000	Fixed 2.4032%	3 Month LIBOR	Oct 2035	—	(6,203,213)	(6,203,213)
	3,000,000	USD	3,000,000	Fixed 2.0732%	3 Month LIBOR	Mar 2036	—	(245,084)	(245,084)
	17,000,000	USD	17,000,000	Fixed 2.1062%	3 Month LIBOR	Mar 2036	—	(1,489,131)	(1,489,131)
	17,700,000	USD	17,700,000	3 Month LIBOR	Fixed 2.0487%	Mar 2036	1,346,721	17,006	1,363,727
	17,700,000	USD	17,700,000	Fixed 2.0487%	3 Month LIBOR	Mar 2036	—	(1,363,727)	(1,363,727)
	11,400,000	USD	11,400,000	Fixed 2.0492%	3 Month LIBOR	Apr 2036	—	(876,629)	(876,629)
	62,500,000	USD	62,500,000	3 Month LIBOR	Fixed 3.6975%	Sep 2044	7,866,762	51,801	7,918,563
	62,500,000	USD	62,500,000	3 Month LIBOR	Fixed 3.7150%	Sep 2044	8,147,252	(148,502)	7,998,750
	31,250,000	USD	31,250,000	3 Month LIBOR	Fixed 3.7360%	Sep 2044	4,094,000	(46,512)	4,047,488
	31,250,000	USD	31,250,000	3 Month LIBOR	Fixed 3.7350%	Sep 2044	3,828,000	217,197	4,045,197
	31,250,000	USD	31,250,000	3 Month LIBOR	Fixed 3.7360%	Sep 2044	3,936,750	110,738	4,047,488

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       73

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	62,500,000	USD	62,500,000	Fixed 3.6975%	3 Month LIBOR	Sep 2044	—	(7,918,563)	(7,918,563)
	62,500,000	USD	62,500,000	Fixed 3.7150%	3 Month LIBOR	Sep 2044	—	(7,998,750)	(7,998,750)
	31,250,000	USD	31,250,000	Fixed 3.7350%	3 Month LIBOR	Sep 2044	—	(4,045,197)	(4,045,197)
	62,500,000	USD	62,500,000	Fixed 3.7360%	3 Month LIBOR	Sep 2044	—	(8,094,975)	(8,094,975)
	62,500,000	USD	62,500,000	3 Month LIBOR	Fixed 3.7445%	Sep 2044	7,872,500	259,069	8,131,569
	31,250,000	USD	31,250,000	3 Month LIBOR	Fixed 3.7550%	Sep 2044	3,869,600	220,234	4,089,834
	62,500,000	USD	62,500,000	Fixed 3.7445%	3 Month LIBOR	Sep 2044	—	(8,131,569)	(8,131,569)
	31,250,000	USD	31,250,000	Fixed 3.7550%	3 Month LIBOR	Sep 2044	—	(4,089,834)	(4,089,834)
	156,250,000	USD	156,250,000	3 Month LIBOR	Fixed 3.7357%	Sep 2044	19,610,000	617,219	20,227,219
	156,250,000	USD	156,250,000	Fixed 3.7357%	3 Month LIBOR	Sep 2044	—	(20,227,219)	(20,227,219)
	125,000,000	USD	125,000,000	3 Month LIBOR	Fixed 3.7412%	Sep 2044	15,036,550	1,198,488	16,235,038
	31,250,000	USD	31,250,000	3 Month LIBOR	Fixed 3.6450%	Sep 2044	3,486,842	351,467	3,838,309
	31,250,000	USD	31,250,000	Fixed 3.6450%	3 Month LIBOR	Sep 2044	—	(3,838,309)	(3,838,309)
	125,000,000	USD	125,000,000	Fixed 3.7412%	3 Month LIBOR	Sep 2044	—	(16,235,038)	(16,235,038)
	93,750,000	USD	93,750,000	3 Month LIBOR	Fixed 3.61917%	Sep 2044	10,380,000	954,244	11,334,244
	93,750,000	USD	93,750,000	Fixed 3.61917%	3 Month LIBOR	Sep 2044	—	(11,334,244)	(11,334,244)
	93,750,000	USD	93,750,000	3 Month LIBOR	Fixed 3.63167%	Sep 2044	11,100,000	333,234	11,433,234
	93,750,000	USD	93,750,000	Fixed 3.6317%	3 Month LIBOR	Sep 2044	—	(11,433,234)	(11,433,234)
	26,250,000	USD	26,250,000	Fixed 3.4750%	3 Month LIBOR	Oct 2044	—	(2,895,556)	(2,895,556)
	6,044,000	USD	6,044,000	Fixed 3.2050%	3 Month LIBOR	Dec 2044	—	(838,833)	(838,833)
	31,448,000	USD	31,448,000	Fixed 3.2000%	3 Month LIBOR	Dec 2044	—	(4,345,740)	(4,345,740)
	31,448,000	USD	31,448,000	Fixed 3.0850%	3 Month LIBOR	Dec 2044	—	(3,933,548)	(3,933,548)
	47,172,000	USD	47,172,000	Fixed 3.1220%	3 Month LIBOR	Dec 2044	—	(6,099,637)	(6,099,637)
	15,724,000	USD	15,724,000	Fixed 3.0150%	3 Month LIBOR	Dec 2044	—	(1,840,692)	(1,840,692)
	15,724,000	USD	15,724,000	Fixed 3.000%	3 Month LIBOR	Dec 2044	—	(1,813,389)	(1,813,389)
	38,938,000	USD	38,938,000	Fixed 3.0400%	3 Month LIBOR	Dec 2044	—	(4,670,913)	(4,670,913)
	11,607,000	USD	11,607,000	Fixed 3.0700%	3 Month LIBOR	Dec 2044	—	(1,432,113)	(1,432,113)
	11,607,000	USD	11,607,000	Fixed 3.0950%	3 Month LIBOR	Dec 2044	—	(1,465,251)	(1,465,251)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       74

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	9,286,000	USD	9,286,000	Fixed 2.8000%	3 Month LIBOR	Jan 2045	—	(858,833)	(858,833)
	9,286,000	USD	9,286,000	Fixed 2.8150%	3 Month LIBOR	Jan 2045	—	(874,724)	(874,724)
	4,237,000	USD	4,237,000	Fixed 2.7170%	3 Month LIBOR	Jan 2045	—	(351,675)	(351,675)
	9,736,000	USD	9,736,000	Fixed 2.5750%	3 Month LIBOR	Jan 2045	—	(650,034)	(650,034)
	4,445,000	USD	4,445,000	Fixed 2.5270%	3 Month LIBOR	Feb 2045	—	(272,393)	(272,393)
	4,445,000	USD	4,445,000	Fixed 2.8200%	3 Month LIBOR	Feb 2045	—	(420,663)	(420,663)
	7,129,000	USD	7,129,000	Fixed 2.8270%	3 Month LIBOR	Feb 2045	—	(680,368)	(680,368)
	4,566,000	USD	4,566,000	Fixed 2.8500%	3 Month LIBOR	Feb 2045	—	(447,720)	(447,720)
	19,357,000	USD	19,357,000	Fixed 2.8887%	3 Month LIBOR	Feb 2045	—	(1,983,452)	(1,983,452)
	14,258,000	USD	14,258,000	Fixed 2.8200%	3 Month LIBOR	Feb 2045	—	(1,349,098)	(1,349,098)
	14,258,000	USD	14,258,000	Fixed 2.7640%	3 Month LIBOR	Mar 2045	—	(1,257,948)	(1,257,948)
	21,387,000	USD	21,387,000	Fixed 2.7761%	3 Month LIBOR	Mar 2045	—	(1,916,374)	(1,916,374)
	28,516,000	USD	28,516,000	Fixed 2.8362%	3 Month LIBOR	Mar 2045	—	(2,749,809)	(2,749,809)
	14,258,000	USD	14,258,000	Fixed 2.8632%	3 Month LIBOR	Mar 2045	—	(1,418,725)	(1,418,725)
	14,258,000	USD	14,258,000	Fixed 2.9560%	3 Month LIBOR	Mar 2045	—	(1,569,181)	(1,569,181)
	51,100,000	USD	51,100,000	Fixed 2.8812%	3 Month LIBOR	Mar 2045	—	(3,411,012)	(3,411,012)
	14,258,000	USD	14,258,000	Fixed 2.8295%	3 Month LIBOR	Mar 2045	—	(1,363,413)	(1,363,413)
	17,112,000	USD	17,112,000	Fixed 2.7655%	3 Month LIBOR	Mar 2045	—	(1,512,131)	(1,512,131)
	75,000,000	USD	75,000,000	Fixed 2.9800%	3 Month LIBOR	May 2045	—	(8,449,395)	(8,449,395)
	109,500,000	USD	109,500,000	3 Month LIBOR	Fixed 3.13781%	Jun 2045	8,624,278	716,192	9,340,470
	219,000,000	USD	219,000,000	Fixed 3.1375%	3 Month LIBOR	Jun 2045	—	(18,675,970)	(18,675,970)
	109,500,000	USD	109,500,000	Fixed 3.1378%	3 Month LIBOR	Jun 2045	—	(9,340,470)	(9,340,470)
	109,500,000	USD	109,500,000	Fixed 3.2259%	3 Month LIBOR	Jun 2045	—	(10,036,978)	(10,036,978)
	25,000,000	USD	25,000,000	3 Month LIBOR	Fixed 3.1800%	Jun 2045	1,974,600	233,620	2,208,220
	80,000,000	USD	80,000,000	Fixed 3.1800%	3 Month LIBOR	Jun 2045	—	(7,066,304)	(7,066,304)
	79,300,000	USD	79,300,000	Fixed 3.1870%	3 Month LIBOR	Jun 2045	—	(10,778,924)	(10,778,924)
	116,500,000	USD	116,500,000	Fixed 3.2355%	3 Month LIBOR	Jun 2045	—	(10,759,439)	(10,759,439)
	120,400,000	USD	120,400,000	Fixed 3.2524%	3 Month LIBOR	Jun 2045	—	(11,263,878)	(11,263,878)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       75

Counterparty	Notional amount	Currency	USD notional amount	Payments made by fund	Payments received by fund	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	58,300,000	USD	58,300,000	Fixed 3.2450%	3 Month LIBOR	Jun 2045	—	(5,430,575)	(5,430,575)
	43,700,000	USD	43,700,000	Fixed 3.2083%	3 Month LIBOR	Jul 2045	—	(3,949,313)	(3,949,313)
	14,600,000	USD	14,600,000	Fixed 3.2500%	3 Month LIBOR	Jul 2045	—	(1,363,504)	(1,363,504)
	80,000,000	USD	80,000,000	Fixed 3.1700%	3 Month LIBOR	Jul 2045	—	(7,006,968)	(7,006,968)
	19,400,000	USD	19,400,000	3 Month LIBOR	Fixed 2.5352%	Oct 2045	3,032,790	927,857	3,960,647
	85,800,000	USD	85,800,000	Fixed 2.5352%	3 Month LIBOR	Oct 2045	—	(17,516,676)	(17,516,676)
	24,000,000	USD	24,000,000	3 Month LIBOR	Fixed 2.5012%	Oct 2045	2,698,448	1,988,240	4,686,688
	56,300,000	USD	56,300,000	Fixed 2.5012%	3 Month LIBOR	Oct 2045	—	(10,994,189)	(10,994,189)
	293,000,000	USD	293,000,000	Fixed 2.9226%	6 Month LIBOR	Dec 2045	—	(20,380,289)	(20,380,289)
	25,000,000	USD	25,000,000	Fixed 2.1632%	3 Month LIBOR	Mar 2046	—	(2,826,223)	(2,826,223)
	25,000,000	USD	25,000,000	Fixed 2.1977%	3 Month LIBOR	Mar 2046	—	(3,042,798)	(3,042,798)
	31,500,000	USD	31,500,000	Fixed 2.1657%	3 Month LIBOR	Mar 2046	—	(3,575,382)	(3,575,382)
	3,700,000	USD	3,700,000	3 Month LIBOR	Fixed 2.1532%	Apr 2046	401,924	5,360	407,284
	3,700,000	USD	3,700,000	Fixed 2.1532%	3 Month LIBOR	Apr 2046	—	(407,284)	(407,284)
	101,550,000	USD	101,550,000	Fixed 2.43437%	3 Month LIBOR	Apr 2046	—	(3,510,858)	(3,510,858)
	126,937,500	USD	126,937,500	Fixed 2.4138%	3 Month LIBOR	Apr 2046	—	(4,200,590)	(4,200,590)
	101,550,000	USD	101,550,000	Fixed 2.52675%	3 Month LIBOR	Apr 2046	—	(4,179,554)	(4,179,554)
	101,550,000	USD	101,550,000	Fixed 2.52368%	3 Month LIBOR	Apr 2046	—	(4,159,772)	(4,159,772)
	76,162,500	USD	76,162,500	Fixed 2.53833%	3 Month LIBOR	Apr 2046	—	(3,199,571)	(3,199,571)
	101,550,000	USD	101,550,000	Fixed 2.56456%	3 Month LIBOR	Apr 2046	—	(4,456,593)	(4,456,593)
	67,700,000	USD	67,700,000	Fixed 2.5675%	3 Month LIBOR	Apr 2046	—	(2,991,223)	(2,991,223)
	91,700,000	USD	91,700,000	Fixed 2.5457%	3 Month LIBOR	May 2046	—	(3,900,258)	(3,900,258)
			$30,945,068,936				$82,082,636	($286,478,708)	($204,396,072)

The following are abbreviations for the table above:
BBSW	Bank Bill Swap Rate
EURIBOR	Euro Interbank Offered Rate
LIBOR	London Interbank Offered Rate

Credit default swaps. Credit default swaps (CDS) involve the exchange of a fixed rate premium (paid by the Buyer), for protection against the loss in value of an underlying debt instrument, referenced entity or index, in the event of a defined credit event (such as payment default or bankruptcy). Under the terms of the swap, one party acts as a "guarantor" (the Seller), receiving the premium and agreeing to contingent payments that are specified within the credit default agreement.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       76

The fund may enter into CDS in which it may act as either Buyer or Seller. By acting as the Seller, the fund may incur economic leverage since it would be obligated to pay the Buyer the notional amount of the contract in the event of a default. The amount of loss in such case could be significant, but would typically be reduced by any recovery value on the underlying credit.

Implied credit spreads are utilized in determining the market value of CDS agreements in which the fund is the Seller at period end. The implied credit spread generally represents the yield of the instrument above a credit-risk free rate, such as the U.S. Treasury Bond Yield, and may include upfront payments required to be made to enter into the agreement. It also serves as an indicator of the current status of the payment/performance risk and represents the likelihood or risk of default for the credit derivative. Wider credit spreads represent a deterioration of the referenced entity's creditworthiness and an increased risk of default or other credit event occurring as defined under the terms of the agreement.

For CDS agreements where implied credit spreads are not reported or available, the average credit rating on the underlying index is shown. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity's creditworthiness and a greater likelihood of a credit event occurring. This is also represented by a decrease in the average credit rating of the underlying index. The maximum potential amount of future payments (undiscounted) that a fund as the Seller could be required to make under any CDS agreement equals the notional amount of the agreement.

The fund used CDS as a Seller of protection during the year ended July 31, 2016 to take a long position in the exposure of the benchmark credit. The fund acted as Seller on credit default swap contracts with total USD notional amounts up to $256.9 million as measured at each quarter end. The following table summarizes the credit default swap contracts the fund held as of July 31, 2016 where the fund acted as a Seller of protection:

Counterparty	Reference obligation	Implied credit spread 7-31-16	Notional amount	Currency	USD notional amount	(Pay)/ received fixed rate	Maturity date	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Exchange Cleared Swaps
	CDX.North America High Yield S26 5Y	4.00%	147,600,000	USD	$147,600,000	5.000%	Jun 2021	$1,932,106	$5,349,494	$7,281,600
	iTraxx Europe Main Series S25 5Y	0.68%	78,000,000	EUR	85,710,518	1.000%	Jun 2021	1,300,265	187,361	1,487,626
					$233,310,518			$3,232,371	$5,536,855	$8,769,226

Total Return Swaps Total return swaps are commitments where one party pays a fixed or variable rate premium (the Buyer) in exchange for a market-linked return (the Seller). The Seller pays the total return of a specific reference asset or index and in return receives interest payments from the Buyer To the extent the total return of the underlying asset or index exceeds or falls short of the offsetting interest rate obligation, the Buyer will receive or make a payment to the Seller. The fund may enter into total return swaps in which it may act as either the Buyer of the Seller.

During the year ended July 31, 2016, the fund used total return swaps to manage against anticipated changes in securities, gain exposure to certain securities markets, and to maintain diversity and liquidity of the fund. The fund held total return swaps with total USD notional amounts ranging from $448.1 million to $1.3 billion, as measured at each quarter end. The following table summarizes the total return swap contracts held as of July 31, 2016:

Pay/ receive	Reference entity	Floating rate	Currency	Notional amount/ contract amount	Maturity date	Counterparty	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Pay	Russell 2000 Total Return Index	LIBOR	USD	93,558,069	Dec 2017	BNP Paribas	—	($5,921,374)	($5,921,374)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       77

Pay/ receive	Reference entity	Floating rate	Currency	Notional amount/ contract amount	Maturity date	Counterparty	Unamortized upfront payment paid (received)	Unrealized appreciation (depreciation)	Market value
Pay	iTraxx Index	LIBOR	USD	119,986,461	Sep 2016	Citibank N.A.	$2,745	1,259,923	1,262,668
Pay	iTraxx Index	LIBOR	USD	138,893,000	Sep 2016	Deutsche Bank	3,330	1,454,796	1,458,126
Pay	Russell 2000 Total Return Index	LIBOR	USD	354,540,258	Dec 2016	Goldman Sachs	—	(23,910,243)	(23,910,243)
Receive	NASDAQ 100	LIBOR	USD	249,214,245	Jan 2017	BNP Paribas	—	3,094,453	3,094,453
							$6,075	($24,022,445)	($24,016,370)

Variance Swaps. Variance swap agreements involve two parties agreeing to exchange cash flows based on the measured variance (or square of volatility) of a specified underlying asset. One party agrees to exchange a "fixed rate" or strike price payment for the "floating rate" or realized price variance on the underlying asset with respect to the notional amount. At inception, the strike price is generally chosen such that the fair value of the swap is zero. At the maturity date, a net cash flow is exchanged, where the payoff amount is equivalent to the difference between the realized price variance of the underlying asset and the strike price multiplied by the notional amount. As a receiver of the realized price variance, the fund would receive the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would owe the payoff amount when the price variance is less than the strike price. As a payer of the realized price variance the fund would owe the payoff amount when the realized price variance of the underlying asset is greater than the strike price and would receive the payoff amount when the variance is less than the strike price.

During the year ended July 31, 2016, the fund used variance swaps to maintain diversity and liquidity of the fund and manage against volatility and anticipated changes in securities markets. The fund held variance swaps with total USD notional amounts ranging from $8.7 million to $17.2 million, as measured at each quarter end. The following table summarizes the variance swap contracts held as of July 31, 2016:

Counterparty	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive variance	Maturity date	Volatility strike price	Unrealized appreciation (depreciation)	Market value
Barclays Capital	Kospi 2 Index	KRW	220,000,000	$194,716	Receive	Dec 2016	20.70%	($1,070,033)	($1,070,033)
Barclays Capital	S&P 500 Index	USD	195,000	195,000	Pay	Dec 2016	20.80%	846,784	846,784
Barclays Capital	FTSE 100	GBP	129,000	192,667	Pay	Dec 2016	19.85%	225,802	225,802
Barclays Capital	Hang Seng Index	HKD	1,500,000	193,001	Receive	Dec 2016	27.75%	(51,525)	(51,525)
BNP Paribas	Kospi 2 Index	KRW	300,000,000	281,386	Receive	Dec 2016	21.40%	(1,681,099)	(1,681,099)
BNP Paribas	Kospi 2 Index	KRW	603,776,459	542,466	Receive	Dec 2016	20.00%	(2,366,513)	(2,366,513)
BNP Paribas	S&P 500 Index	USD	136,000	136,000	Pay	Dec 2016	19.95%	407,561	407,561
BNP Paribas	FTSE 100	GBP	50,000	82,728	Pay	Dec 2016	18.65%	67,269	67,269
BNP Paribas	FTSE 100	GBP	265,000	438,333	Pay	Dec 2016	18.60%	324,454	324,454
BNP Paribas	FTSE 100	GBP	141,044	220,467	Pay	Dec 2016	19.20%	203,228	203,228
BNP Paribas	S&P 500 Index	USD	128,000	128,000	Pay	Dec 2016	19.20%	477,497	477,497
BNP Paribas	S&P 500 Index	USD	279,000	279,000	Pay	Dec 2016	21.10%	1,347,328	1,347,328
BNP Paribas	S&P 500 Index	USD	120,000	120,000	Pay	Dec 2016	22.55%	718,045	718,045
BNP Paribas	S&P 500 Index	USD	402,000	402,000	Pay	Dec 2016	20.25%	1,317,137	1,317,137
BNP Paribas	Hang Seng Index	HKD	2,000,000	258,061	Receive	Dec 2016	27.50%	(277,069)	(277,069)
BNP Paribas	Hang Seng Index	HKD	621,000	80,123	Receive	Dec 2016	27.25%	(69,087)	(69,087)
BNP Paribas	Hang Seng Index	HKD	1,400,000	180,638	Receive	Dec 2016	27.40%	(164,782)	(164,782)
BNP Paribas	Hang Seng Index	HKD	775,000	99,912	Receive	Dec 2016	25.20%	(402,410)	(402,410)
BNP Paribas	Hang Seng Index	HKD	1,712,500	220,824	Receive	Dec 2016	28.20%	(215,325)	(215,325)
Goldman Sachs	Kospi 2 Index	KRW	125,125,000	122,617	Receive	Dec 2016	20.45%	(655,148)	(655,148)
Goldman Sachs	Kospi 2 Index	KRW	300,000,000	285,066	Receive	Dec 2016	21.00%	(1,606,829)	(1,606,829)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       78

Counterparty	Reference entity	Currency	Notional amount	USD notional amount	Pay/ receive variance	Maturity date	Volatility strike price	Unrealized appreciation (depreciation)	Market value
Goldman Sachs	Kospi 2 Index	KRW	150,000,000	132,556	Receive	Dec 2016	20.00%	(653,287)	(653,287)
Goldman Sachs	FTSE 100	GBP	75,000	119,812	Pay	Dec 2016	20.00%	197,776	197,776
Goldman Sachs	FTSE 100	GBP	51,280	82,535	Pay	Dec 2016	19.60%	109,672	109,672
Goldman Sachs	FTSE 100	GBP	72,000	113,012	Pay	Dec 2016	19.20%	100,732	100,732
Goldman Sachs	FTSE 100	GBP	85,000	126,068	Pay	Dec 2016	19.70%	128,807	128,807
Goldman Sachs	S&P 500 Index	USD	120,000	120,000	Pay	Dec 2016	18.70%	414,072	414,072
Goldman Sachs	S&P 500 Index	USD	191,000	191,000	Pay	Dec 2016	20.50%	835,949	835,949
Goldman Sachs	S&P 500 Index	USD	93,000	93,000	Pay	Dec 2016	20.30%	389,736	389,736
Goldman Sachs	S&P 500 Index	USD	230,000	230,000	Pay	Dec 2016	22.25%	1,326,243	1,326,243
Goldman Sachs	S&P 500 Index	USD	270,000	270,000	Pay	Dec 2016	20.10%	1,023,136	1,023,136
Goldman Sachs	Hang Seng Index	HKD	800,000	103,102	Receive	Dec 2016	28.70%	(202,590)	(202,590)
Goldman Sachs	Hang Seng Index	HKD	638,625	82,345	Receive	Dec 2016	28.30%	(127,635)	(127,635)
Goldman Sachs	Hang Seng Index	HKD	1,300,000	167,577	Receive	Dec 2016	24.70%	(606,658)	(606,658)
Goldman Sachs	Hang Seng Index	HKD	876,800	113,042	Receive	Dec 2016	28.10%	(93,818)	(93,818)
Goldman Sachs	Hang Seng Index	HKD	1,300,000	167,424	Receive	Dec 2016	28.15%	(101,984)	(101,984)
JPMorgan Chase Bank	Kospi 2 Index	KRW	197,424,893	167,643	Receive	Dec 2017	23.00%	(677,168)	(677,168)
JPMorgan Chase Bank	Kospi 2 Index	KRW	100,000,000	87,271	Receive	Dec 2017	21.83%	(176,484)	(176,484)
JPMorgan Chase Bank	Kospi 2 Index	KRW	250,000,000	217,723	Receive	Dec 2017	21.65%	(373,667)	(373,667)
JPMorgan Chase Bank	Kospi 2 Index	KRW	100,000,000	84,767	Receive	Dec 2017	22.13%	(170,099)	(170,099)
JPMorgan Chase Bank	Kospi 2 Index	KRW	345,965,000	290,288	Receive	Dec 2017	21.14%	(242,623)	(242,623)
JPMorgan Chase Bank	S&P 500 Index	USD	170,000	170,000	Pay	Dec 2017	23.60%	656,323	656,323
JPMorgan Chase Bank	S&P 500 Index	USD	87,300	87,300	Pay	Dec 2017	22.54%	236,207	236,207
JPMorgan Chase Bank	S&P 500 Index	USD	217,000	217,000	Pay	Dec 2017	21.80%	401,185	401,185
JPMorgan Chase Bank	S&P 500 Index	USD	84,875	84,875	Pay	Dec 2017	22.28%	177,576	177,576
JPMorgan Chase Bank	S&P 500 Index	USD	290,000	290,000	Pay	Dec 2017	21.29%	292,526	292,526
Morgan Stanley & Company, Inc.	Kospi 2 Index	KRW	100,000,000	97,135	Receive	Dec 2016	21.70%	(594,044)	(594,044)
Morgan Stanley & Company, Inc.	FTSE 100	GBP	40,000	67,514	Pay	Dec 2016	19.10%	83,751	83,751
Morgan Stanley & Company, Inc.	FTSE 100	GBP	62,000	104,526	Pay	Dec 2016	19.45%	156,984	156,984
Morgan Stanley & Company, Inc.	S&P 500 Index	USD	97,000	97,000	Pay	Dec 2016	20.00%	415,421	415,421
Morgan Stanley & Company, Inc.	S&P 500 Index	USD	250,000	250,000	Pay	Dec 2016	21.40%	1,324,927	1,324,927
Morgan Stanley & Company, Inc.	S&P 500 Index	USD	250,000	250,000	Pay	Dec 2016	21.75%	1,387,604	1,387,604
Morgan Stanley & Company, Inc.	Hang Seng Index	HKD	500,000	64,516	Receive	Dec 2016	28.00%	(116,990)	(116,990)
Morgan Stanley & Company, Inc.	Hang Seng Index	HKD	1,937,600	249,992	Receive	Dec 2016	23.90%	(830,013)	(830,013)
Morgan Stanley & Company, Inc.	Hang Seng Index	HKD	1,250,000	161,148	Receive	Dec 2016	28.15%	(317,619)	(317,619)
Morgan Stanley & Company, Inc.	Hang Seng Index	HKD	1,937,825	249,998	Receive	Dec 2016	24.75%	(1,004,289)	(1,004,289)
				$10,053,174				$744,944	$744,944

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       79

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at July 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liability derivatives fair value
Interest rate	Swap contracts, at value	Interest rate swaps^	$489,313,351	($693,709,423)
Interest rate	Receivable/payable for futures	Futures†	54,788,323	(9,283,078)
Foreign currency	Unrealized appreciation / depreciation on forward foreign currency exchange contracts	Forward foreign currency contracts	53,507,691	(91,215,591)
Equity	Investments, at value*	Purchased options	55,819,972	—
Equity	Written options, at value	Written options	—	(48,519,680)
Equity	Receivable/payable for futures	Futures†	44,981,014	(72,302,175)
Equity	Swap contracts, at value	Variance swaps^	15,593,732	(14,848,788)
Equity	Swap contracts, at value	Total return swaps^	5,815,247	(29,831,617)
Credit	Swap contracts, at value	Credit default swaps^	8,769,226	—

* Purchased options are included in the Fund's investment.

† Reflects cumulative appreciation/depreciation on futures as disclosed in Note 3. Only the period end variation margin is separately disclosed on the Statement of assets and liabilities.

^ Reflects cumulative appreciation/depreciation on swap contracts. Variation margin for centrally cleared swaps and appreciation/depreciation for OTC swaps are shown separately in the Statement of assets and liabilities.

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The table below reflects certain fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

	Asset	Liability
Foreign forward currency contracts	$53,507,691	($91,215,591)
Purchased options	6,209,249	—
Total return swaps	5,815,247	(29,831,617)
Variance swaps	15,593,732	(14,848,788)
Written options	—	(9,401,600)
Totals	$81,125,919	($145,297,596)

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
Barclays Capital	($17,641,139)	—	$10,741,722	($6,899,417)
BNP Paribas	(16,386,978)	$1,100,578	—	(17,487,556)
Citibank N.A.	1,262,668	—	3,109,350	4,372,018
Citigroup	(11,006,769)	—	—	(11,006,769)
Detusche Bank	30,934,343	30,934,343	—	—
Goldman Sachs	(29,259,031)	7,509,068	989,373	(35,778,726)
HSBC Bank USA	(3,763,935)	—	1,451,389	(2,312,546)
JPMorgan Chase	(2,125,206)	—	2,125,206	—
Merrill Lynch	(6,753,812)	223,798	—	(6,977,610)
Morgan Stanley	(355,754)	3,670,000	—	(4,025,754)
Royal Bank of Scotland	(4,386,930)	2,295,235	—	(6,682,165)
Societe General	(674,275)	6,546,834	—	(7,221,109)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       80

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
UBS Warburg	(4,014,859)	—	1,168,565	(2,846,294)
Totals	($64,171,677)	$52,279,856	$19,585,605	($96,865,928)

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2016:

	Statement of operations location - Net realized gain (loss) on:
Risk	Investments and translation of assets and liabilities in foreign currencies[1]	Written options	Futures contracts	Swap contracts	Investments and translation of assets and liabilities in foreign currencies[2]	Total
Interest rate	($9,245,015)	—	$126,456,093	$9,698,132	—	$126,909,210
Foreign exchange	—	$7,181,974	—	—	(18,561,197)	(11,379,223)
Equity	(11,416,535)	16,328,583	20,771,541	26,932,851	—	52,616,440
Credit	—	—	—	8,479,373	—	8,479,373
Total	($20,661,550)	$23,510,557	$147,227,634	$45,110,356	($18,561,197)	$176,625,800

1 Realized gain/loss associated with purchased options is included in this caption on the Statement of operations

2 Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended July 31, 2016:

	Statement of operations location — Change in Unrealized Appreciation (Depreciation) of:
Risk	Investments and translation of assets and liabilities in foreign currencies[1]	Futures contracts	Written options	Swap contracts	Investments and translation of assets and liabilities in foreign currencies[2]	Total
Interest rate	$5,806,677	$44,240,203	—	($267,825,571)	—	($217,778,691)
Foreign currency	—	—	($4,113,209)	—	($131,425,649)	(135,538,858)
Equity	34,234,551	(68,493,419)	(14,821,826)	(6,535,501)	—	(55,616,195)
Credit	—	—	—	5,536,855	—	5,536,855
Total	$40,041,228	($24,253,216)	($18,935,035)	($268,824,217)	($131,425,649)	($403,396,889)

1 Change in unrealized appreciation/depreciation associated with purchased options is included in this caption on the Statement of operations.

2 Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

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Management fee. The fund has an investment management contract with the Advisor under which the fund pays a daily management fee to the Advisor, equivalent on an annual basis, to the sum of: (a) 1.300% of the first $200 million of the fund's average daily net assets; and (b) 1.250% of the next $300 million of the fund's average daily net assets provided that net assets are less than or equal to $500 million. If net assets exceed $500 million, the following rates apply; (a) 1.200% of the first $3.0 billion of the fund's average daily net assets; (b) 1.150% of the next $2.5 billion of the fund's average daily net assets; (c) 1.120% of the next $1.5 billion of the fund's average daily net assets; (d) 1.100% of the next $3.0 billion of the fund's average daily net assets; and (e) 1.070% of the fund's average daily net assets in excess of $10.0 billion. The Advisor has a subadvisory agreement with Standard Life Investment (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended July 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

Prior to December 1, 2015, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse operating expenses of the fund to the extent necessary to maintain the fund's total operating expenses at 2.00% for Class R2 shares, excluding certain expenses such as taxes, brokerage commissions, interest expense, acquired fund expenses, short dividend expenses, litigation and indemnification expenses and other extraordinary expenses.

The Advisor has contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares of the fund to the extent they exceed 0.00% of average annual net assets attributable to Class R6 shares (the class expense waiver). The class expense waiver expires on November 30, 2016, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time. Prior to December 1, 2015, blue-sky fees and printing and postage fees were reimbursed.

For the year ended July 31, 2016, the expense reductions described above amounted to the following:

Class	Expense reduction	Class	Expense reduction
Class A	$111,843	Class R6	$155,671
Class C	30,654	Class NAV	112,531
Class I	523,188	Total	$934,377
Class R2	490

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended July 31, 2016 were equivalent to a net annual effective rate of 1.14% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended July 31, 2016 amounted to an annual rate of 0.01% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A, Class C and Class R2 shares pursuant to Rule 12b-1 under the 1940 Act to pay the Distributor for services provided as the distributor of shares of the fund. In addition, under a service plan for Class R2 shares, the fund pays for certain other services. The fund may pay up to the following contractual rates of

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distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares:

Class	Rule 12b-1 fee	Service fee
Class A	0.30%	—
Class C	1.00%	—
Class R2	0.25%	0.25%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $814,994 for the year ended July 31, 2016. Of this amount, $135,168 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $674,286 was paid as sales commissions to broker-dealers and $5,540 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended July 31, 2016, CDSCs received by the Distributor amounted to $6,039 and $77,444 for Class A and Class C shares, respectively.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended July 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$3,565,943	$1,498,821
Class C	3,265,274	411,807
Class I	—	6,248,387
Class R2	25,642	818
Class R6	—	99,919
Total	$6,856,859	$8,259,752

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

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Note 6 — Fund share transactions

Transactions in fund shares for the years ended July 31, 2016 and 2015 were as follows:

		Year ended 7-31-16		Year ended 7-31-15
	Shares	Amount	Shares	Amount
Class A shares
Sold	63,548,221	$679,522,597	37,675,450	$424,004,284
Distributions reinvested	7,475,287	77,742,983	3,736,468	40,876,964
Repurchased	(61,512,583)	(636,509,212)	(31,877,856)	(359,107,125)
Net increase	9,510,925	$120,756,368	9,534,062	$105,774,123
Class C shares
Sold	11,982,665	$127,502,408	10,658,933	$119,761,297
Distributions reinvested	1,682,163	17,494,495	749,921	8,211,635
Repurchased	(8,580,801)	(88,311,769)	(3,407,187)	(38,271,255)
Net increase	5,084,027	$56,685,134	8,001,667	$89,701,677
Class I shares
Sold	290,741,269	$3,064,899,189	227,301,808	$2,565,685,954
Distributions reinvested	31,623,650	329,202,198	16,810,982	184,080,248
Repurchased	(240,038,028)	(2,490,958,086)	(102,999,491)	(1,159,570,641)
Net increase	82,326,891	$903,143,301	141,113,299	$1,590,195,561
Class R2 shares
Sold	259,916	$2,767,075	414,852	$4,640,491
Distributions reinvested	32,170	333,929	3,846	42,113
Repurchased	(449,387)	(4,550,351)	(34,391)	(386,811)
Net increase (decrease)	(157,301)	($1,449,347)	384,307	$4,295,793
Class R6 shares
Sold	35,640,683	$369,506,863	39,799,457	$446,749,435
Distributions reinvested	3,331,379	34,646,345	1,167,550	12,784,671
Repurchased	(24,160,362)	(250,193,244)	(9,059,720)	(102,160,683)
Net increase	14,811,700	$153,959,964	31,907,287	$357,373,423
Class NAV shares
Sold	10,288,136	$107,975,929	37,179,692	$418,815,461
Distributions reinvested	7,682,066	79,816,666	3,955,973	43,278,341
Repurchased	(17,240,525)	(181,121,521)	(3,497,210)	(39,554,385)
Net increase	729,677	$6,671,074	37,638,455	$422,539,417
Total net increase	112,305,919	$1,239,766,494	228,579,077	$2,569,879,994

Affiliates of the fund owned 99.4% of shares of beneficial interest of Class NAV on July 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term securities and U.S. Treasury obligations, amounted to $3,887,643,657 and $2,901,210,561, respectively, for the year ended July 31, 2016. Purchases and sales of U.S. Treasury obligations aggregated $1,738,524,413 and $710,231,977, respectively, for the year ended July 31, 2016.

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Note 8 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At July 31, 2016, funds within the John Hancock group of funds complex held 13.2% of the fund's net assets. At July 31, 2016, no affiliated fund owned 5% or more of the fund's net assets.

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AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Funds II and Shareholders of John Hancock Global Absolute Return Strategies Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations, of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Absolute Return Strategies Fund (the "Fund") at July 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at July 31, 2016 by correspondence with the custodian and brokers and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

September 20, 2016

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL ABSOLUTE RETURN STRATEGIES FUND       86

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended July 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

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CONTINUATION OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

Evaluation of Advisory and Subadvisory Agreements by the Board of Trustees

This section describes the evaluation by the Board of Trustees (the Board) of John Hancock Funds II (the Trust) of the Advisory Agreement (the Advisory Agreement) with John Hancock Advisers, LLC (the Advisor) and the Subadvisory Agreement (the Subadvisory Agreement) with Standard Life Investments (Corporate Funds) Limited (the Subadvisor), for John Hancock Global Absolute Return Strategies Fund (the fund). The Advisory Agreement and Subadvisory Agreement are collectively referred to as the Agreements. Prior to the June 21-23, 2016 meeting at which the Agreements were approved, the Board also discussed and considered information regarding the proposed continuation of the Agreements at an in-person meeting held on May 24-25, 2016.

Approval of Advisory and Subadvisory Agreements

At in-person meetings held on June 21-23, 2016, the Board, including the Trustees who are not considered to be interested persons of the Trust under the Investment Company Act of 1940, as amended (the 1940 Act) (the Independent Trustees), reapproved for an annual period the continuation of the Advisory Agreement between the Trust and the Advisor and the Subadvisory Agreement between the Advisor and the Subadvisor with respect to the fund.

In considering the Advisory Agreement and the Subadvisory Agreement, the Board received in advance of the meetings a variety of materials relating to the fund, the Advisor and the Subadvisor, including comparative performance, fee and expense information for a peer group of similar funds prepared by an independent third-party provider of mutual fund data, performance information for an applicable benchmark index; and, with respect to the Subadvisor, comparative performance information for comparably managed accounts, as applicable, and other information provided by the Advisor and the Subadvisor regarding the nature, extent and quality of services provided by the Advisor and the Subadvisor under their respective Agreements, as well as information regarding the Advisor's revenues and costs of providing services to the fund and any compensation paid to affiliates of the Advisor. At the meetings at which the renewal of the Advisory Agreement and Subadvisory Agreement are considered, particular focus is given to information concerning fund performance, comparability of fees and total expenses, and profitability. However, the Board notes that the evaluation process with respect to the Advisor and the Subadvisor is an ongoing one. In this regard, the Board also took into account discussions with management and information provided to the Board at prior meetings with respect to the services provided by the Advisor and the Subadvisor to the fund, including quarterly performance reports prepared by management containing reviews of investment results and prior presentations from the Subadvisor with respect to the fund. The Board also considered the nature, quality, and extent of non-advisory services, if any, to be provided to the fund by the Advisor's affiliates, including distribution services.

Throughout the process, the Board asked questions of and requested additional information from management. The Board is assisted by counsel for the Trust and the Independent Trustees are also separately assisted by independent legal counsel throughout the process. The Independent Trustees also received a memorandum from their independent legal counsel discussing the legal standards for their consideration of the proposed continuation of the Agreements and discussed the proposed continuation of the Agreements in private sessions with their independent legal counsel at which no representatives of management were present.

Approval of Advisory Agreement

In approving the Advisory Agreement with respect to the fund, the Board, including the Independent Trustees, considered a variety of factors, including those discussed below. The Board also considered other factors (including conditions and trends prevailing generally in the economy, the securities markets, and the industry) and does not treat any single factor as determinative, and each Trustee may attribute different weights to different factors. The Board's conclusions may be based in part on its consideration of the advisory and subadvisory arrangements in prior years and on the Board's ongoing regular review of fund performance and operations throughout the year.

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Nature, extent, and quality of services. Among the information received by the Board from the Advisor relating to the nature, extent, and quality of services provided to the fund, the Board reviewed information provided by the Advisor relating to its operations and personnel, descriptions of its organizational and management structure, and information regarding the Advisor's compliance and regulatory history, including its Form ADV. The Board also noted that on a regular basis it receives and reviews information from the Trust's Chief Compliance Officer (CCO) regarding the fund's compliance policies and procedures established pursuant to Rule 38a-1 under the 1940 Act. The Board also considered the Advisor's risk management processes. The Board considered that the Advisor is responsible for the management of the day-to-day operations of the fund, including, but not limited to, general supervision of and coordination of the services provided by the Subadvisor, and is also responsible for monitoring and reviewing the activities of the Subadvisor and other third-party service providers.

In considering the nature, extent, and quality of the services provided by the Advisor, the Trustees also took into account their knowledge of the Advisor's management and the quality of the performance of the Advisor's duties, through Board meetings, discussions and reports during the preceding year and through each Trustee's experience as a Trustee of the Trust and of the other trusts in the John Hancock group of funds complex (the John Hancock Fund Complex).

In the course of their deliberations regarding the Advisory Agreement, the Board considered, among other things:

(a)	the skills and competency with which the Advisor has in the past managed the Trust's affairs and its subadvisory relationship, the Advisor's oversight and monitoring of the Subadvisor's investment performance and compliance programs, such as the Subadvisor's compliance with fund policies and objectives, review of brokerage matters, including with respect to trade allocation and best execution and the Advisor's timeliness in responding to performance issues;
(b)	the background, qualifications and skills of the Advisor's personnel;
(c)	the Advisor's compliance policies and procedures and its responsiveness to regulatory changes and mutual fund industry developments;
(d)	the Advisor's administrative capabilities, including its ability to supervise the other service providers for the fund;
(e)	the financial condition of the Advisor and whether it has the financial wherewithal to provide a high level and quality of services to the fund; and
(f)	the Advisor's reputation and experience in serving as an investment advisor to the Trust and the benefit to shareholders of investing in funds that are part of a family of funds offering a variety of investments.

The Board concluded that the Advisor may reasonably be expected to continue to provide a high quality of services under the Advisory Agreement with respect to the fund.

Investment performance. In considering the fund's performance, the Board noted that it reviews at its regularly scheduled meetings information about the fund's performance results. In connection with the consideration of the Advisory Agreement, the Board:

(a)	reviewed information prepared by management regarding the fund's performance;
(b)	considered the comparative performance of an applicable benchmark index;
(c)	considered the performance of comparable funds, if any, as included in the report prepared by an independent third-party provider of fund data; and
(d)	took into account the Advisor's analysis of the fund's performance and its plans and recommendations regarding the Trust's subadvisory arrangements generally.

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The Board noted that the fund outperformed its benchmark index and peer group average for the one- and three-year periods ended December 31, 2015. The Board concluded that the fund's performance has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index.

Fees and expenses. The Board reviewed comparative information prepared by an independent third-party provider of mutual fund data, including, among other data, the fund's contractual and net management fees (and subadvisory fees, to the extent available) and total expenses as compared to similarly situated investment companies deemed to be comparable to the fund. The Board considered the fund's ranking within a smaller group of peer funds chosen by the independent third-party provider, as well as the fund's ranking within a broader group of funds. In comparing the fund's contractual and net management fees to those of comparable funds, the Board noted that such fees include both advisory and administrative costs. The Board noted that net management fees for the fund are higher than the peer group median and net total expenses for the fund are lower than the peer group median.

The Board took into account management's discussion of the fund's expenses. The Board also took into account management's discussion with respect to the advisory/subadvisory fee structure, including the amount of the advisory fee retained by the Advisor after payment of the subadvisory fee. The Board also noted that the Advisor pays the subadvisory fee, and that such fees are negotiated at arm's length with respect to the Subadvisor. In addition, the Board took into account that management had agreed to implement an overall fee waiver across the complex, including the fund, which is discussed further below. The Board also noted actions taken over the past several years to reduce the fund's operating expenses. The Board also noted that, in addition, the Advisor is currently waiving fees and/or reimbursing expenses with respect to the fund and that the fund has breakpoints in its contractual management fee schedule that reduces management fees as assets increase. The Board reviewed information provided by the Advisor concerning the investment advisory fee charged by the Advisor or one of its advisory affiliates to other clients (including other funds in the John Hancock Fund Complex) having similar investment mandates, if any. The Board considered any differences between the Advisor's and Subadvisor's services to the fund and the services they provide to other comparable clients or funds. The Board concluded that the advisory fee paid with respect to the fund is reasonable.

Profitability/indirect benefits. In considering the costs of the services to be provided and the profits to be realized by the Advisor and its affiliates from the Advisor's relationship with the Trust, the Board:

(a)	reviewed financial information of the Advisor;
(b)	reviewed and considered information presented by the Advisor regarding the net profitability to the Advisor and its affiliates with respect to the fund;
(c)	received and reviewed profitability information with respect to the John Hancock Fund Complex as a whole;
(d)	received information with respect to the Advisor's allocation methodologies used in preparing the profitability data;
(e)	considered that the John Hancock insurance companies that are affiliates of the Advisor, as shareholders of the Trust directly or through their separate accounts, receive certain tax credits or deductions relating to foreign taxes paid and dividends received by certain funds of the Trust and noted that these tax benefits, which are not available to participants in qualified retirement plans under applicable income tax law, are reflected in the profitability information reviewed by the Board;
(f)	considered that the Advisor also provides administrative services to the fund on a cost basis pursuant to an administrative services agreement;
(g)	noted that affiliates of the Advisor provide transfer agency services and distribution services to the fund, and that the fund's distributor also receives Rule 12b-1 payments to support distribution of the fund;
(h)	noted that the Advisor also derives reputational and other indirect benefits from providing advisory services to the fund;
(i)	noted that the subadvisory fee for the fund is paid by the Advisor and is negotiated at arm's length; and

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(j)	considered that the Advisor should be entitled to earn a reasonable level of profits in exchange for the level of services it provides to the fund and the entrepreneurial risk that it assumes as Advisor.

Based upon its review, the Board concluded that the level of profitability, if any, of the Advisor and its affiliates from their relationship with the fund was reasonable and not excessive.

Economies of scale. In considering the extent to which economies of scale would be realized as the fund grows and whether fee levels reflect these economies of scale for the benefit of fund shareholders, the Board:

(a)	considered that the Advisor has contractually agreed to waive a portion of its management fee for certain funds of the John Hancock Fund Complex, including the fund (the participating portfolios) or otherwise reimburse the expenses of the participating portfolios (the reimbursement). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund;
(b)	reviewed the fund's advisory fee structure and concluded that: (i) the fund's fee structure contains breakpoints at the subadvisory fee level and that such breakpoints are reflected as breakpoints in the advisory fees for the fund; and (ii) although economies of scale cannot be measured with precision, these arrangements permit shareholders of the fund to benefit from economies of scale if the fund grows. The Board also took into account management's discussion of the fund's advisory fee structure; and
(c)	the Board also considered the effect of the fund's growth in size on its performance and fees. The Board also noted that if the fund's assets increase over time, the fund may realize other economies of scale.

Approval of Subadvisory Agreement

In making its determination with respect to approval of the Subadvisory Agreement, the Board reviewed:

(1)	information relating to the Subadvisor's business, including current subadvisory services to the Trust (and other funds in the John Hancock Fund Complex);
(2)	the historical and current performance of the fund and comparative performance information relating to an applicable benchmark index and comparable funds;
(3)	the subadvisory fee for the fund, including any breakpoints, and to the extent available, comparable fee information prepared by an independent third party provider of fund data; and
(4)	information relating to the nature and scope of any material relationships and their significant to the Trust's Advisor and Subadvisor.

Nature, extent, and quality of services. With respect to the services provided by the Subadvisor, the Board received information provided to the Board by the Subadvisor, including the Subadvisor's Form ADV, as well as took into account information presented throughout the past year. The Board considered the Subadvisor's current level of staffing and its overall resources, as well as received information relating to the Subadvisor's compensation program. The Board reviewed the Subadvisor's history and investment experience, as well as information regarding the qualifications, background, and responsibilities of the Subadvisor's investment and compliance personnel who provide services to the fund. The Board also considered, among other things, the Subadvisor's compliance program and any disciplinary history. The Board also considered the Subadvisor's risk assessment and monitoring process. The Board reviewed the Subadvisor's regulatory history, including whether it was involved in any regulatory actions or investigations as well as material litigation, and any settlements and amelioratory actions undertaken, as appropriate. The Board noted that the Advisor conducts regular, periodic reviews of the Subadvisor and its operations, including regarding investment processes and organizational and staffing matters. The Board also noted that the Trust's CCO and his staff conduct regular, periodic compliance reviews with the Subadvisor and present reports to the Independent Trustees regarding the same, which include evaluating the regulatory

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compliance systems of the Subadvisor and procedures reasonably designed to assure compliance with the federal securities laws. The Board also took into account the financial condition of the Subadvisor.

The Board considered the Subadvisor's investment process and philosophy. The Board took into account that the Subadvisor's responsibilities include the development and maintenance of an investment program for the fund that is consistent with the fund's investment objective, the selection of investment securities and the placement of orders for the purchase and sale of such securities, as well as the implementation of compliance controls related to performance of these services. The Board also received information with respect to the Subadvisor's brokerage policies and practices, including with respect to best execution and soft dollars.

Subadvisor compensation. In considering the cost of services to be provided by the Subadvisor and the profitability to the Subadvisor of its relationship with the fund, the Board noted that the fees under the Subadvisory Agreement are paid by the Advisor and not the fund.

The Board also relied on the ability of the Advisor to negotiate the Subadvisory Agreement with the Subadvisor, which is not affiliated with the Advisor, and the fees thereunder at arm's length. As a result, the costs of the services to be provided and the profits to be realized by the Subadvisor from its relationship with the Trust were not a material factor in the Board's consideration of the Subadvisory Agreement.

The Board also received information regarding the nature and scope (including their significance to the Advisor and its affiliates and to the Subadvisor) of any material relationships with respect to the Subadvisor, which include arrangements in which the Subadvisor or its affiliates provide advisory, distribution, or management services in connection with financial products sponsored by the Advisor or its affiliates, and may include other registered investment companies, a 529 education savings plan, managed separate accounts and exempt group annuity contracts sold to qualified plans. The Board also received information and took into account any other potential conflicts of interest the Advisor might have in connection with the Subadvisory Agreement.

In addition, the Board considered other potential indirect benefits that the Subadvisor and its affiliates may receive from the Subadvisor's relationship with the fund, such as the opportunity to provide advisory services to additional funds in the John Hancock Fund Complex and reputational benefits.

Subadvisory fees. The Board considered that the fund pays an advisory fee to the Advisor and that, in turn, the Advisor pays a subadvisory fee to the Subadvisor. As noted above, the Board also considered the fund's subadvisory fees as compared to similarly situated investment companies deemed to be comparable to the fund as included in the report prepared by the independent third party provider of fund data, to the extent available. The Board noted that the limited size of the Lipper peer group was not sufficient for comparative purposes. The Board also took into account the subadvisory fees paid by the Advisor to the Subadvisor with respect to the fund and compared them to fees charged by the Subadvisor to manage other subadvised portfolios and portfolios not subject to regulation under the 1940 Act, as applicable.

Subadvisor performance. As noted above, the Board considered the fund's performance as compared to the fund's peer group and the benchmark index and noted that the Board reviews information about the fund's performance results at its regularly scheduled meetings. The Board noted the Advisor's expertise and resources in monitoring the performance, investment style and risk-adjusted performance of the Subadvisor. The Board was mindful of the Advisor's focus on the Subadvisor's performance. The Board also noted the Subadvisor's long-term performance record for similar accounts, as applicable.

The Board's decision to approve the Subadvisory Agreement was based on a number of determinations, including the following:

(1)	the Subadvisor has extensive experience and demonstrated skills as a manager;
(2)	the performance of the fund has generally been in line with or outperformed the historical performance of comparable funds and the fund's benchmark index;

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(3)	the subadvisory fee is reasonable in relation to the level and quality of services being provided; and
(4)	noted that the subadvisory fees are paid by the Advisor not the fund and that the subadvisory fee breakpoints are reflected as breakpoints in the advisory fees for the fund in order to permit shareholders to benefit from economies of scale if the fund grows.
* * *

Based on the Board's evaluation of all factors that the Board deemed to be material, including those factors described above, the Board, including the Independent Trustees, concluded that renewal of the Advisory Agreement and the Subadvisory Agreement would be in the best interest of the fund and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement and Subadvisory Agreement for an additional one-year period.

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Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James M. Oates, Born: 1946	2005	233
Trustee and Chairperson of the Board
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (since 2000); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee and Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee and Chairperson of the Board, John Hancock retail funds[3] (since 2012); Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2012), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005), John Hancock Variable Insurance Trust; Trustee and Chairperson of the Board, John Hancock Funds II (since 2005).

Charles L. Bardelis,[2] Born: 1941	2005	233
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2005	233
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	2012	233
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2008	233
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Theron S. Hoffman,[2] Born: 1947	2008	233
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2012	233
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Hassell H. McClellan, Born: 1945	2005	233
Trustee
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

Steven R. Pruchansky, Born: 1944	2012	233
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Independent Trustees (continued)

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

Gregory A. Russo, Born: 1949	2012	233
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with fund Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee

James R. Boyle, Born: 1959	2015	233
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	233
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	233
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

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Principal officers who are not Trustees

Name, year of birth Position(s) held with fund Principal occupation(s) during past 5 years	Officer of the Trust since

Andrew G. Arnott, Born: 1971	2009
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2009
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 38 other John Hancock funds consisting of 28 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
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More information

Trustees

James M. Oates, Chairperson
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
Hassell H. McClellan
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

Citibank, N.A.

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

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John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Equity

U.S. Global Leaders Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Core

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Core High Yield

Emerging Markets Debt

Floating Rate Income

Focused High Yield

Global Income

Government Income

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Lifestyle Aggressive Portfolio

Lifestyle Balanced Portfolio

Lifestyle Conservative Portfolio

Lifestyle Growth Portfolio

Lifestyle Moderate Portfolio

Retirement Choices Portfolios

Retirement Living Portfolios

Retirement Living II Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We build funds based on investor needs, then search the world to find proven portfolio teams with specialized expertise in those strategies. As a manager of managers, we apply vigorous oversight to ensure that they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Absolute Return Strategies Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF309262	395A 7/16 9/16

ITEM 2. CODE OF ETHICS.

(a)  As of the end of the fiscal year July 31, 2016 the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(b) Not applicable

(c) Not applicable

(d) Not applicable

(e) Not applicable

(f)(1) A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(f)(2) Not applicable.

(f)(3) The Registrant will provide a copy of the Code of Ethics to any person without charge, upon request by calling the following toll free number (800) 344-1029.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that at least one member of its audit committee is an “audit committee financial expert”. Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)     AUDIT FEES:

2016:    $506,492

2015:    $526,537

These fees represent aggregate fees billed for the last two fiscal years (the “Reporting Periods”) for professional services rendered by the principal accountant for the audits of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filing or engagements for such Reporting Periods.

(b)     AUDIT RELATED FEES:

2016:    $4,728

2015:    $4,680

These fees represent the aggregate fees billed for the Reporting Periods for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item. Such fees relate to professional services rendered by the principal accountant for separate reports in connection with service provider internal controls reviews. Additionally, amounts billed to control affiliates were $103,474 and $103,940 for the fiscal years ended July 31, 2016 and 2015, respectively.

(c)     TAX FEES:

2016:    $29,184

2015:    $31,500

These fees represent aggregate fees billed for the Reporting Periods for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning. The tax services provided by the principal accountant related to the review of the Registrant’s federal and state tax returns and tax distribution requirements.

(d)     ALL OTHER FEES:

2016:    $1.141

2015:    $21,223

These fees represent all other fees billed to the Registrant for products and services provided by the principal accountant. These fees were billed to the Registrant and were approved by the Registrant’s audit committee.

(e)     (1) Audit Committee Pre-Approval Policies and Procedures:

The Trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The Trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(2) Amount approved by the Audit Committee pursuant paragraph (c) (7) (i) (C) of Rule 2-01 of Regulation S-X: None.

(f)      Not applicable.

(g)     The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant and rendered to the registrant’s control affiliates for each of the last two fiscal years of the registrant were $5,696,826 for the fiscal year ended July 31, 2016 and $6,343,672 for the fiscal year ended July 31, 2015.

(h)     The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant to the control affiliates and has determined that the services that were non pre-approved are compatible with maintaining the principal accountant’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Peter S. Burgess – Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a)     This schedule is included as part of the Report to shareholders filed under Item 1 of this form.

(b)     Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such disclosure controls and procedures include controls and procedures designed to ensure that such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

Within 90 days prior to the filing date of this Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures relating to information required to be disclosed on Form N-CSR. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are operating effectively to ensure that:

(i) information required to be disclosed in this Form N-CSR is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission, and

(ii) information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) CHANGE IN REGISTRANT’S INTERNAL CONTROL: Not applicable.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Principal Executive Officer and Principal Financial Officer.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act.

(c)(1) Contact person at the registrant.

(c)(2) Submission of Matters to a Vote of Security Holders is attached. See attached "John Hancock Funds – Nominating and Governance Committee Charter".

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JOHN HANCOCK FUNDS II

/s/ Andrew Arnott
Andrew Arnott
President
Date: September 16, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

/s/ Andrew Arnott
Andrew Arnott
President
Date: September 16, 2016

/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer
Date: September 16, 2016